    As filed with the Securities and Exchange Commission on March 2, 1998
                                                       Registration No. 33-74190
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               _________________
                                    FORM S-6
               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2


                        Post-Effective Amendment No.  6
                               _________________
                       SECURITY LIFE SEPARATE ACCOUNT L1
                             (Exact Name of Trust)



                   SECURITY LIFE OF DENVER INSURANCE COMPANY
                              (Name of Depositor)
                                 1290 Broadway
                          Denver, Colorado 80203-5699
              (Address of Depositor's Principal Executive Offices)

                                                       Copy to:
GARY W. WAGGONER, ESQ.                                 DIANE E. AMBLER, ESQ.
Security Life of Denver Insurance Company              Mayer, Brown & Platt
1290 Broadway                                          2000 Pennsylvania Avenue, N.W.
Denver, Colorado 80203-5699                            Washington, D.C.  20006-1882
                                                       (202) 778-0641

(Name and Address of Agent for Service)


                          ____________________________


It is proposed that this filing will become effective:

          ___  on (date) pursuant to paragraph (a) of Rule 485
           X   60 days after filing pursuant to paragraph (a) of Rule 485
          ---
          ___  on May 1, 1997 pursuant to paragraph (b) of Rule 485
          ___  immediately upon filing pursuant to paragraph (b) of Rule 485
          ___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment


Title and amount of securities being registered: Interests under variable life insurance policies.
Approximate Date of Proposed Public Offering: As soon as practical after the effective date.
Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has registered an indefinite amount of securities.

Registrant filed its Form 24f-2 on February 27, 1998 for its most recent fiscal year ending December 31, 1997.

             SECURITY LIFE SEPARATE ACCOUNT L1 (File No. 33-74190)
                             Cross-Reference Table



Form N-8B-2 Item No.           Caption in Prospectus
--------------------           ---------------------


1, 2                           Cover; Security Life of Denver Insurance Company;
                               Security Life Separate Account L1

3                              Inapplicable

4                              Security Life of Denver Insurance Company

5, 6                           Security Life Separate Account L1

7                              Inapplicable

8                              Financial Statements

9                              Inapplicable

10(a), (b), (c), (d), (e)      Policy Summary; Policy Values, Determining the
                               Value of Amounts in the Divisions of the Variable
                               Account; Charges, Deductions and Refunds;
                               Surrender; Partial Withdrawals; The Guaranteed
                               Interest Division; Transfers of Account Values;
                               Right to Exchange Policy; Lapse; Reinstatement;
                               Premiums

10(f)                          Voting Privileges; Right to Change Operations

10(g), (h)                     Right to Change Operations

10(i) Tax Considerations; Detailed Information about the Strategic Advantage Variable Universal Life Policy; Other General Policy Provisions; The Guaranteed Interest Division

11, 12                         Security Life Separate Account L1

13                             Policy Summary; Charges, Deductions and Refunds;
                               Corporate Purchasers and Group or Sponsored
                               Arrangements

Form N-8B-2 Item No.           Caption in Prospectus
--------------------           ---------------------


14, 15 Policy Summary; Free Look; Other General Policy Provisions; Applying for a Policy

16 Premiums; Allocation of Net Premiums; How We Calculate Accumulation Unit Values for Each Division

17                             Payment; Surrender; Partial Withdrawal

18 Policy Summary; Tax Considerations; Detailed Information about the FirstLine Variable Universal Life Policy; Security Life Separate Account L1; Persistency Refund

19 Reports to Policy Owners; Notification and Claims Procedures; Performance Information

20                             See 10(g) & 10(a)

21                             Policy Loans

22 Policy Summary; Premiums; Grace Period; Security Life Separate Account L1; Detailed Information about the FirstLine Variable Universal
                               Life Policy

23                             Inapplicable

24                             Inapplicable

25                             Security Life of Denver Insurance Company

26                             Inapplicable

27, 28, 29, 30                 Security Life of Denver Insurance Company

31, 32, 33, 34                 Inapplicable

35                             Inapplicable

36                             Inapplicable

Form N-8B-2 Item No.     Caption in Prospectus
--------------------     ---------------------


37                       Inapplicable

38, 39, 40, 41(a)        Other General Policy Provisions; Distribution of
                         the Policies; Security Life of Denver Insurance
                         Company

41(b), 41(c), 42, 43     Inapplicable

44 Determining the Value in the Divisions of the Variable Account; How We Calculate Accumulation Unit Values for Each Division

45                       Inapplicable

46 Partial Withdrawals; Detailed Information about the FirstLine Variable Universal Life
                         Policy

47, 48, 49, 50           Inapplicable

51                       Detailed Information about the FirstLine
                         Variable Universal Life Policy

52 Determining the Value in the Divisions of the Variable Account; Right to Change Operations

53(a)                    Tax Considerations

53(b), 54, 55            Inapplicable

56, 57, 58               Inapplicable

59                       Financial Statements

                       FIRSTLINE VARIABLE UNIVERSAL LIFE
               A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                                   issued by
                   SECURITY LIFE OF DENVER INSURANCE COMPANY
                                      AND
                       SECURITY LIFE SEPARATE ACCOUNT L1

This prospectus describes FirstLine, an individual flexible premium variable universal life insurance policy (the "Policy" or collectively, "Policies") issued by Security Life of Denver Insurance Company ("Security Life"). The Policy is designed to provide insurance coverage with flexibility in death benefits and premium payments. The Policy is funded by Security Life Separate Account L1 (the "Variable Account"). Twenty-three Divisions of the Variable Account are available under the Policy. A Guaranteed Interest Division, which guarantees a minimum fixed rate of interest, is also available. Purchasers may utilize both the Divisions of the Variable Account and the Guaranteed Interest Division simultaneously. The Loan Division represents amounts we set aside as collateral for any Policy Loan taken or transferred into the Policy.

The Owner may utilize a maximum of 18 Divisions for investment over the lifetime of the Policy until current administrative systems are enhanced. The Divisions include the Divisions of the Variable Account and the Guaranteed Interest Division, but exclude the Loan Division. For example, if the Owner has allocated or transferred funds to 17 Divisions of the Variable Account and to the Guaranteed Interest Division (or to 18 Divisions of the Variable Account), those will be the only Divisions to which the Owner can subsequently allocate or transfer funds. Therefore, Owners may prefer to utilize fewer Divisions in the early years of the Policy so as to leave open the option to invest in other Divisions in the future. An Owner who has used 18 Variable Divisions will no longer have the Guaranteed Interest Division available for future use.


We will pay the Death Proceeds when the Insured dies if the Policy is still in force. The Death Proceeds will equal the death benefit, reduced by any outstanding Policy Loan, accrued loan interest, and any charges incurred prior to the date of the Insured's death, but not yet deducted. The death benefit consists of two elements: the Base Death Benefit and any amount added by Rider. The Policy will remain in force as long as the Net Cash Surrender Value remains positive. The Policy is guaranteed not to lapse during the first three Policy years, regardless of its Net Cash Surrender Value if, on each Monthly Processing Date during the first three Policy years, the sum of premiums paid, less the sum of Partial Withdrawals and Policy Loans taken including accrued loan interest, is greater than or equal to the sum of the applicable minimum monthly premiums for each Policy Month starting with the first Policy Month to and including the Policy Month which begins on the current Monthly Processing Date.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
           AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
     NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
      COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

       THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
       A PROSPECTUS FOR THE PORTFOLIO OR PORTFOLIOS BEING CONSIDERED MUST ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ IN CONJUNCTION HEREWITH.
                IN THIS PROSPECTUS "WE," "US" AND "OUR" REFER TO
                   SECURITY LIFE OF DENVER INSURANCE COMPANY.

  THIS POLICY IS NOT AVAILABLE IN ALL JURISDICTIONS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. THE FEATURES OF ANY POLICY ISSUED MAY VARY DEPENDING ON THE STATE IN WHICH THE CONTRACT IS ISSUED. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATION REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER
   THAN THOSE CONTAINED IN THIS PROSPECTUS OR ANY ATTACHED  SUPPLEMENT HERETO.

Date of Prospectus:  May 1, 1998

The minimum monthly premium is equal to one twelfth of the Minimum Annual Premium. If the Guaranteed Minimum Death Benefit is effective, the Stated Death Benefit portion of the Policy will remain in force for the Guarantee Period. To continue the Guarantee Period, the required premiums must be paid and the Net Account Value must remain diversified.

The Policy permits a choice of two death benefit options: Option 1, a fixed benefit that equals the Stated Death Benefit, and Option 2, a benefit that equals the Stated Death Benefit plus the Account Value. The Base Death Benefit in force as of any Valuation Date will not be less than the amount necessary to qualify the Policy as a life insurance contract under the Internal Revenue Code in existence at the time the Policy is issued.

When applying for the Policy, the Owner irrevocably chooses which of two tests for compliance with the Federal income tax law definition of life insurance we will apply to the Policy. These tests are the Cash Value Accumulation Test and the Guideline Premium/Cash Value Corridor Test. If the Guideline Premium/Cash Value Corridor Test is chosen, the premium payments will be limited.

We will not allocate funds to the Policy until we receive the Initial Premium, and we have approved the Policy for issue. Thereafter, the timing and amount of premium payments may vary, within specified limits. A higher premium level may be required to keep the Guaranteed Minimum Death Benefit in force. After certain deductions have been made, the Net Premiums may be allocated to one or more of the Divisions of the Variable Account and to the Guaranteed Interest Division. The assets of the Divisions of the Variable Account will be used to purchase, at net asset value, shares of designated Portfolios of various investment companies. A Policy may be returned according to the terms of the Right to Examine Policy Period (also called the Free Look Period). Net Premiums allocated to the Variable Account will be held in the Division investing in the Fidelity VIP Money Market Portfolio of the Variable Account during the Delivery and Free Look Periods.

The Account Value is the sum of the amounts in the Divisions of the Variable Account plus the amount in the Guaranteed Interest Division and the amount in the Loan Division. The value of the amounts allocated to the Divisions of the Variable Account will vary with the investment experience of the corresponding Portfolios; there is no minimum guaranteed cash value for amounts allocated to the Divisions of the Variable Account. The value of amounts allocated to the Guaranteed Interest Division will depend on the interest rates we declare. The Account Value will also reflect deductions for the cost of insurance and expenses, as well as increases for additional Net Premiums. A Surrender Charge may be incurred if the policy is surrendered, allowed to lapse, a Partial Withdrawal is taken or the Stated Death Benefit is reduced.

Replacing existing insurance coverage with the Policy described in this prospectus may not be advantageous.

ISSUED BY:        Security Life of Denver        BROKER-DEALER:   ING America Equities, Inc.
                  Insurance Company                               1290 Broadway
                  Security Life Center                            Attn: Variable
                  1290 Broadway                                   Denver, CO 80203-5699
                  Denver, CO 80203-5699                           (303) 860-2000
                  (800) 525-9852

THROUGH ITS:      Security Life Separate Account L1

ADMINISTERED AT:  Customer Service Center
                  P.O. Box 173888
                  Denver, CO 80217-3763
                  (800) 848-6362

PROSPECTUS DATED: May 1, 1998

TABLE OF CONTENTS

DEFINITION OF SPECIAL TERMS USED IN THIS PROSPECTUS..........................  7

POLICY SUMMARY............................................................... 10
General Information.......................................................... 10
Death Benefits............................................................... 10
Benefits at Maturity......................................................... 10
Additional Benefits.......................................................... 10
Premiums..................................................................... 10
Allocation of Net Premiums................................................... 10
Maximum Number of Investment Divisions....................................... 11
Policy Values................................................................ 11
Determining the Value in the Divisions of the
 Variable Account............................................................ 11
How We Calculate Accumulation Unit Values For Each
 Division.................................................................... 11
Transfers of Account Values.................................................. 11
Dollar Cost Averaging........................................................ 11
Automatic Rebalancing........................................................ 11
Loans........................................................................ 12
Partial Withdrawals.......................................................... 12
Surrender.................................................................... 12
Right to Exchange Policy..................................................... 12
Lapse........................................................................ 12
Reinstatement................................................................ 12
Charges and Deductions....................................................... 12
Persistency Refund........................................................... 13
Tax Considerations........................................................... 13

INFORMATION ABOUT SECURITY LIFE, THE VARIABLE ACCOUNT, THE INVESTMENT OPTIONS
     AND THE GUARANTEED INTEREST DIVISION.................................... 14
Security Life of Denver Insurance Company.................................... 14
Security Life Separate Account L1............................................ 14
Maximum Number of Investment Divisions....................................... 15
Investment Objectives of the Portfolios...................................... 15
The Guaranteed Interest Division............................................. 18

DETAILED INFORMATION ABOUT THE FIRSTLINE VARIABLE UNIVERSAL LIFE POLICY ..... 18
Applying for a Policy........................................................ 18
Temporary Insurance.......................................................... 19
Premiums..................................................................... 19
     Scheduled Premiums...................................................... 19
     Unscheduled Premium Payments............................................ 19
     Minimum Annual Premium.................................................. 19
     Special Continuation Period............................................. 20
     Premium Payments Affect the Coverage.................................... 20
     Choice of Definitional Tests............................................ 20
     Choice of Guaranteed Minimum Death Benefit
      Provisions............................................................. 20
     Modified Endowment Contracts............................................ 20
Allocation of Net Premiums................................................... 21
Death Benefits............................................................... 21
     Death Benefit Options................................................... 21
     Changes in Death Benefit Option......................................... 22
     Changes in Death Benefit Amounts........................................ 23
     Guaranteed Minimum Death Benefit Provision.............................. 23

     Requirements to Maintain the Guarantee Period........................... 24
Additional Benefits.......................................................... 24
     Accidental Death Benefit Rider.......................................... 25
     Adjustable Term Insurance Rider......................................... 25
     Additional Insured Rider................................................ 25
     Children's Insurance Rider.............................................. 25
     Right to Change Insured Rider........................................... 26
     Guaranteed Insurability Rider........................................... 26
     Waiver of Cost of Insurance Rider....................................... 26
     Waiver of Specified Premium Rider....................................... 26
Benefits at Maturity......................................................... 26
Policy Values................................................................ 26
     Account Value........................................................... 26
     Cash Surrender Value.................................................... 26
     Net Cash Surrender Value................................................ 26
     Net Account Value....................................................... 26
Determining the Value in the Divisions of the
 Variable Account............................................................ 26
How We Calculate Accumulation Unit Values for Each
 Division.................................................................... 27
Transfers of Account Values.................................................. 27
Dollar Cost Averaging........................................................ 28
Automatic Rebalancing........................................................ 28
Policy Loans................................................................. 29
Partial Withdrawals.......................................................... 30
Surrender.................................................................... 31
Right to Exchange Policy..................................................... 31
Lapse........................................................................ 31
       If the Guaranteed Minimum Death Benefit
       Provision Is Not in Effect............................................ 31
       If the Guaranteed Minimum Death Benefit
       Provision Is in Effect................................................ 31
Grace Period................................................................. 32
Reinstatement................................................................ 32

CHARGES, DEDUCTIONS AND REFUNDS.............................................. 32
Deductions from Premiums..................................................... 32
     Tax Charges............................................................. 32
     Sales Charge............................................................ 33
Daily Deductions from the Variable Account................................... 33
     Mortality and Expense Risk Charge....................................... 33
Monthly Deductions from the Account Value.................................... 33
     Initial Policy Charge................................................... 33
     Monthly Administrative Charge........................................... 33
     Cost of Insurance Charges............................................... 34
     Charges for Additional Benefits......................................... 34
     Guaranteed Minimum Death Benefit Charge................................. 34
     Changes in Monthly Charges.............................................. 34
Policy Transaction Fees...................................................... 34
     Partial Withdrawal...................................................... 35
     Transfers............................................................... 35
     Allocation Changes...................................................... 35
     Illustrations........................................................... 35
Persistency Refund........................................................... 35
Surrender Charge............................................................. 35
     Administrative Surrender Charge......................................... 36
     Sales Surrender Charge.................................................. 36
     Calculation of Surrender Charge......................................... 37
Charges From Portfolios...................................................... 38

     Portfolio Annual Expenses............................................... 39
Group or Sponsored Arrangements or Corporate
 Purchasers.................................................................. 41
Other Charges................................................................ 41

TAX CONSIDERATIONS........................................................... 41
Life Insurance Definition.................................................... 41
Diversification Requirements................................................. 42
Modified Endowment Contracts................................................. 42
Tax Treatment of Premiums.................................................... 43
Loans, Lapses, Surrenders and Withdrawals.................................... 43
     If the Policy Is Not a Modified Endowment
      Contract............................................................... 43
     If the Policy Is a Modified Endowment Contract.......................... 43
Alternative Minimum Tax...................................................... 44
Section 1035 Exchanges....................................................... 44
Tax-exempt Policy Owners..................................................... 44
Changes to Comply with Law................................................... 44
Other........................................................................ 44

ADDITIONAL INFORMATION ABOUT THE POLICY...................................... 45
Voting Privileges............................................................ 45
Right to Change Operations................................................... 46
Reports to Owners............................................................ 46

OTHER GENERAL POLICY PROVISIONS.............................................. 46
Free Look Period............................................................. 46
The Policy................................................................... 46
Age.......................................................................... 47
Ownership.................................................................... 47
Beneficiary.................................................................. 47
Collateral Assignment........................................................ 47
Incontestability............................................................. 47
Misstatements of Age or Sex.................................................. 47
Suicide...................................................................... 47
Payment...................................................................... 48
Notification and Claims Procedures........................................... 48
Telephone Privileges......................................................... 48
Non-participating............................................................ 48
Distribution of the Policies................................................. 49
Settlement Provisions........................................................ 49

ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT VALUES,
 SURRENDER VALUES, AND ACCUMULATED PREMIUMS.................................. 50

ADDITIONAL INFORMATION....................................................... 58
Directors and Officers....................................................... 58
State Regulation............................................................. 61
Legal Matters................................................................ 61
Legal Proceedings............................................................ 61
Experts...................................................................... 61
Registration Statement....................................................... 61
Year 2000 Preparedness....................................................... 61

FINANCIAL STATEMENTS......................................................... 62

APPENDIX A................................................................... 65

APPENDIX B................................................................... 73

APPENDIX C................................................................... 74
PERFORMANCE INFORMATION...................................................... 74

DEFINITION OF SPECIAL TERMS USED IN THIS PROSPECTUS

AS USED IN THIS PROSPECTUS, THE FOLLOWING TERMS HAVE THE INDICATED MEANINGS. THERE ARE OTHER CAPITALIZED TERMS WHICH ARE EXPLAINED OR DEFINED IN OTHER PARTS OF THIS PROSPECTUS.


ACCOUNT VALUE -- The total of the amounts allocated to the Divisions of the Variable Account and to the Guaranteed Interest Division, plus any amount set aside in the Loan Division to secure a Policy Loan.

ACCUMULATION UNIT -- A unit of measurement used to calculate the Account Value in each Division of the Variable Account.

ACCUMULATION UNIT VALUE -- The value of an Accumulation Unit of each Division of the Variable Account. The Accumulation Unit Value is determined as of each Valuation Date.

ADJUSTABLE TERM INSURANCE RIDER -- The Adjustable Term Insurance Rider is available to add death benefit coverage to the Policy. The Adjustable Term Insurance Rider allows the Owner to schedule the pattern of death benefits appropriate for anticipated needs. The Adjustable Term Insurance Rider is not guaranteed under the Guaranteed Minimum Death Benefit.

AGE -- The Insured's Age at any time is his or her age on the birthday nearest the Policy Date plus the number of full Policy years since the Policy Date.


BASE DEATH BENEFIT -- The Base Death Benefit will vary according to which death benefit option is chosen. Under Option 1, the Base Death Benefit equals the Stated Death Benefit of the Policy. Under Option 2, the Base Death Benefit equals the Stated Death Benefit of the Policy plus the Account Value. Under Option 3, which is available only on policies delivered on or before December 31, 1997, the Base Death Benefit equals the Stated Death Benefit of the Policy plus the sum of all premiums paid minus Partial Withdrawals taken under the Policy. The Base Death Benefit may be increased to maintain compliance with the Federal income tax law definition of life insurance.

BENEFICIARY(IES)-- The person or persons designated to receive the Death
     Proceeds upon the death of the Insured.

CASH SURRENDER VALUE -- The amount of the Account Value minus the Surrender
     Charge, if any.

CUSTOMER SERVICE CENTER -- Our administrative office at P.O. Box 173888, Denver,
     CO 80217-3888.

DEATH PROCEEDS -- The amount payable upon the death of the Insured. It equals the Base Death Benefit plus any Rider benefits, if applicable, minus outstanding Policy Loans and accrued loan interest, minus any Policy charges incurred prior to the date of the Insured's death, but not yet deducted.

DELIVERY PERIOD -- The period which begins on the date the Policy is issued and ends on the earlier of:

     (i) the date the Policy was delivered as long as we receive notice of the delivery date at our Customer Service Center before the date in (ii) or,

     (ii) the date the Policy is mailed from our Customer Service Center plus the deemed mailing time. The deemed mailing time is five days unless required otherwise by the state in which the policy is issued.

DIVISION(S) -- The Loan Division and the Divisions of the Variable Account which invest in shares of the Portfolios and the Guaranteed Interest Division.

FREE LOOK PERIOD -- The period of time within which the Owner may examine the Policy and return it for a refund. This is also called the Right to Examine Policy Period.

GENERAL ACCOUNT -- The account which contains all of our assets other than those held in the Variable Account or our other separate accounts.

GUARANTEE PERIOD -- The period during which the Stated Death Benefit is guaranteed under the Guaranteed Minimum Death Benefit provision. The two available Guarantee Periods are (i) to the Insured's Age 65 or 10 years from the Policy Date, whichever is later, or (ii) the lifetime of the Insured. The Guarantee Period will end prior to the selected date any time the Guarantee Period Annual Premium has not been paid or on any Monthly Processing Date that the Net Account Value is not diversified according to our requirements.

GUARANTEE PERIOD ANNUAL PREMIUM -- The premium payment level required to maintain the Guarantee Period.

GUARANTEED INTEREST DIVISION -- Part of our General Account to which a portion of the Account Value may be allocated and which guarantees principal and interest.

GUARANTEED MINIMUM DEATH BENEFIT -- The optional provision in the Policy which guarantees that the Stated Death Benefit will remain in force for the Guarantee Period regardless of the amount of the Net Cash Surrender Value, provided certain conditions are met.

INITIAL PREMIUM -- The premium which is required to be paid and received by our Customer Service Center for coverage to begin. Initial Premium is equal to the sum of scheduled modal premiums which fall due from the Policy effective date through the Investment Date.

INSURED -- The person on whose life this Policy is issued and upon whose death the Death Proceeds are payable.

INVESTMENT DATE -- The date we allocate funds to the Policy. We will allocate the Initial Net Premium to the Policy on the next Valuation Date following the date:

     (i) we have received the Initial Premium, and,

     (ii) we have approved the Policy for issue, and

     (iii) all issue requirements have been met and received in our Customer Service Center

LOAN DIVISION -- Part of our General Account in which funds are set aside to secure outstanding Policy Loans and accrued loan interest when due.

MATURITY DATE -- The date the Policy matures. This is the Policy anniversary on which the Insured's Age is 100.

MINIMUM ANNUAL PREMIUM -- This premium must be paid during the first three policy years to meet the requirements of the Special Continuation Period.


MONTHLY PROCESSING DATE -- The date each month on which deductions from the Account Value are due. The first Monthly Processing Date will be the later of the Policy Date or the Investment Date. Subsequent Monthly Processing Dates will be the same date as the Policy Date unless this is not a Valuation Date, in which case the Monthly Processing Date is the next Valuation Date.

NASD -- The National Association of Securities Dealers, Inc.

NET ACCOUNT VALUE -- The Account Value minus Policy Loans and accrued loan interest.

NET AMOUNT AT RISK -- (For Base Death Benefit) The difference between the current Base Death Benefit and the amount of the Account Value.

NET CASH SURRENDER VALUE -- The amount available if the Policy is surrendered.
     It is equal to the Cash Surrender Value minus Policy Loans and accrued loan interest.

NET PREMIUM -- Premium amounts paid minus the sales and tax charges. These charges are deducted from the premiums before the premium is applied to the Account Value.

OWNER -- The individual, entity, partnership, representative or party who can exercise all rights over and receive the benefits of the Policy during the Insured's lifetime.

PARTIAL WITHDRAWAL -- The withdrawal of part of the Net Cash Surrender Value from the Policy. A Partial Withdrawal may cause a Surrender Charge to be incurred, and it may reduce the amount of Base Death Benefit and Target Death Benefit in force.

POLICY -- The basic Policy, applications, and any Riders or endorsements.

POLICY LOAN -- The total amount borrowed from the Policy, plus any Policy Loan interest capitalized when due, less any Policy Loan repayments.

POLICY DATE -- The date upon which the Policy becomes effective.  The Policy
     Date is used to determine the Monthly Processing Date, Policy months, Policy years, and Policy monthly, quarterly, semi-annual and annual anniversaries. Unless otherwise indicated, the term Policy anniversary refers to the annual anniversary of the Policy.

PORTFOLIOS -- The investment options available to the Divisions of the Variable
     Account.  Each Portfolio has a defined investment objective.

PREMIUM CLASS -- The underwriting class into which the Insured is categorized.
     This includes smoking status of the Insured as well as any substandard ratings which may apply. The Premium Class for the Policy is listed in the Schedule.

RIDER -- A Rider adds benefits to the Policy.

SCHEDULE -- The pages contained in the Policy which include the information specific to the Policy, such as the Insured's Age, the Policy Date, etc.

SCHEDULED PREMIUM -- The premium amount specified by the Owner on the application as the amount intended to be paid at fixed intervals over a specified period of time. Premiums may be paid on a monthly, quarterly, semiannual, or annual basis. The Scheduled Premium need not be paid, and may be changed at any time. Also, within limits, the Owner may pay more or less than the Scheduled Premium.

SEC -- The United States Securities and Exchange Commission.

SEGMENT -- The Stated Death Benefit on the Policy Date is the initial Segment, or Segment 1. Each increase in the Stated Death Benefit (other than an option change) is a new Segment. The first year for a Segment begins on the effective date of the Segment and ends one year later. Each subsequent year begins at the end of the prior Segment year. Each new Segment may be subject to a new Minimum Annual Premium, new sales charge, new surrender charges, new cost of insurance charges, and new incontestability and suicide exclusion periods.

SPECIAL CONTINUATION PERIOD -- A three-year period, beginning with the Policy
     Date, during which payment of the Minimum Annual Premium will guarantee the Policy against lapse.

STATED DEATH BENEFIT -- The sum of the Segments under the Policy.  The Stated
     Death Benefit changes when there is an increase, a decrease, or when a transaction on the Policy causes it to change.

SURRENDER CHARGE -- The charge made against the Account Value upon surrender, Policy lapse, a requested Stated Death Benefit reduction, or certain Partial Withdrawals. The Surrender Charge consists of the administrative Surrender Charge and the sales Surrender Charge.

TARGET DEATH BENEFIT -- When an Adjustable Term Insurance Rider is added to the
     Policy, the Target Death Benefit and Stated Death Benefit are specified in the Policy application; the Adjustable Term Insurance Rider Death Benefit is the difference between the Target Death Benefit and the Base Death Benefit. In no event will the Adjustable Term Insurance Rider Death Benefit be less than zero. The Adjustable Term Insurance Rider automatically adjusts over time for changes in the Base Death Benefit to comply with the Federal income tax law definition of life insurance and to keep the Target Death Benefit at the desired amount. The Target Death Benefit for each year is shown in the Schedule when an Adjustable Term Insurance Rider exists on the Policy.

TARGET PREMIUM -- The premium on which the maximum Sales Surrender Charge is calculated.

TRANSACTION DATE -- The date we receive a premium or an acceptable written or telephone request at our Customer Service Center. If the premium or request reaches our Customer Service Center on a day which is not a Valuation Date, or after the close of business on a Valuation Date, the Transaction Date will be the next succeeding Valuation Date.

VALUATION DATE -- Each date as of which the net asset value of the shares of the Portfolios and the unit values of the Divisions are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange and Security Life's Customer Service Center are open for business or as may be required by law, except for days that a Division's corresponding Portfolio does not value its shares.

VALUATION PERIOD -- The period which begins at 4:00 p.m. Eastern Time on a Valuation Date and ends at 4:00 p.m. Eastern Time on the next Valuation Date.

VARIABLE ACCOUNT -- Security Life Separate Account L1 segregates the assets funding the Policy from the assets in our General Account. The Variable Account is divided into Divisions, each of which invests in shares of one of the Portfolios.

POLICY SUMMARY

THIS POLICY SUMMARY PROVIDES A BRIEF OVERVIEW OF THE POLICY. FURTHER DETAIL IS PROVIDED IN THE POLICY AND IN THE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS. THE DISCUSSION IN THIS PROSPECTUS ASSUMES THAT ANY STATE VARIATION WILL BE COVERED IN A SPECIAL PROSPECTUS SUPPLEMENT OR IN THE FORM OF POLICY APPROVED IN THAT STATE, AS APPROPRIATE. THE TERMS UNDER WHICH THE POLICIES ARE ISSUED MAY VARY FROM THOSE DESCRIBED IN THIS PROSPECTUS BASED ON PARTICULAR CIRCUMSTANCES. THE DESCRIPTION OF THE POLICY IN THIS PROSPECTUS IS SUBJECT TO THE TERMS OF THE POLICY PURCHASED BY AN OWNER OR ANY RIDER TO IT. AN APPLICANT MAY REVIEW A COPY OF THE POLICY AND ANY RIDER ON REQUEST.

GENERAL INFORMATION

The Policy provides life insurance protection on the life of the Insured. As long as the Policy remains in force, we will pay a death benefit when the Insured dies. When the Policy reaches the Maturity Date during the lifetime of the Insured, we will pay a maturity benefit in lieu of a death benefit.

DEATH BENEFITS

We will pay the Death Proceeds to the Beneficiary upon the death of the Insured while the Policy remains in force. The Death Proceeds will be equal to the Base Death Benefit plus any amounts payable by Rider, reduced by the amount of any outstanding Policy Loan and any accrued loan interest. See Death Benefits, page 21.

When we issue the Policy, the death benefit generally is equal to the Stated Death Benefit plus any amount added by Adjustable Term Insurance Rider. The minimum Stated Death Benefit for which we will issue a Policy is $50,000; however, we may lower the minimum Stated Death Benefit for group or sponsored arrangements or corporate purchasers.

Generally, the Policy will remain in force only as long as the Net Cash Surrender Value is sufficient to pay all the monthly deductions. However if the Special Continuation Period is in effect (during the first three policy years) and minimum premiums have been paid as specified in the section on Lapse (see Lapse, page 31) then the Policy and its Riders are guaranteed not to lapse, regardless of the Net Cash Surrender Value.

The Stated Death Benefit of the Policy may also remain in force after the Special Continuation Period even if the Net Cash Surrender Value is insufficient to pay all the monthly deductions if the Guaranteed Minimum Death Benefit provision is in effect and the requirements have been met. See Choice of Guaranteed Minimum Death Benefit Provisions, page 20.

BENEFITS AT MATURITY

If the Insured is still living on the Maturity Date, we will pay the Net Account Value. The Policy will then end. See Benefits at Maturity, page 26.

ADDITIONAL BENEFITS

A variety of additional benefits may be attached to the Policy by Rider. The charge for these benefits is deducted monthly from the Account Value. See Additional Benefits, page 24.

PREMIUMS

The Policy is a flexible premium Policy, so the amount and frequency of the premiums may vary, within limits. There are no required premium payments other than those required to keep the Policy in force or payments required to maintain certain benefits as described below.

The Initial Premium must be paid for us to issue the Policy. The Minimum Annual Premium must be paid to meet the requirements for the three-year Special Continuation Period. If the Owner purchases one of two Guaranteed Minimum Death Benefit provisions, the Guarantee Period Annual Premium must be paid to maintain the Guaranteed Minimum Death Benefit.

The Scheduled Premium is specified by the Owner at application. The Scheduled Premium may not be sufficient to maintain the Guarantee Period for one of the Guaranteed Minimum Death Benefit provisions or to keep the Policy in force.


Since this is a flexible premium life insurance Policy, the amount of premiums paid will affect the length of time the Policy will stay in force. See Premium Payments Affect the Coverage, page 20.

ALLOCATION OF NET PREMIUMS

After certain premium-based charges are deducted from the premiums, the balance (Net Premium) is added to the Account Value based on the premium allocation instructions. Net Premiums may be allocated to one or more Divisions of the Variable Account, or to the Guaranteed Interest Division, or both. However, amounts can be allocated to no more than 18 Divisions over the life of the Policy.

No allocations will be made prior to the Investment Date. After the Investment Date, amounts allocated to the

Guaranteed Interest Division will be held in that Division. Amounts allocated to the Divisions of the Variable Account will be held in the Division investing in the Fidelity VIP Money Market Portfolio. At the end of the Delivery and Free Look Periods, the amounts held in the Guaranteed Interest Division will remain in that Division; and the funds held in the Fidelity VIP Money Market Division will be reallocated to other Divisions of the Variable Account according to the most recent premium allocation instructions. Thereafter, Net Premiums will be allocated upon receipt according to the most recent premium allocation instructions. Allocation percentages must be in whole numbers. The sum must equal 100%. See Allocation of Net Premiums, page 21.

MAXIMUM NUMBER OF INVESTMENT DIVISIONS

The Owner may utilize a maximum of 18 Divisions for investment over the lifetime of the Policy until current administrative systems are enhanced. See Maximum Number of Investment Divisions, page 15.

POLICY VALUES

The Policy Account Value is equal to the sum of the amounts in the Guaranteed Interest Division and in the Divisions of the Variable Account. It also includes any amount we set aside in the Loan Division as collateral for any outstanding Policy Loan. The Account Value reflects Net Premiums paid, as well as deductions for charges. It also will reflect the investment experience of amounts allocated to the Divisions of the Variable Account, and interest earned on amounts allocated to the Guaranteed Interest Division and the Loan Division. Any Partial Withdrawals and service fees will be deducted from the Account Value.

The Cash Surrender Value of the Policy is equal to the Account Value less any Surrender Charge.

The Net Cash Surrender Value of the Policy is equal to the Cash Surrender Value less the amount of outstanding Policy Loans and accrued loan interest.

The Net Account Value of the Policy is equal to the Account Value less the amount of outstanding Policy Loans and accrued loan interest.

DETERMINING THE VALUE IN THE DIVISIONS OF THE VARIABLE ACCOUNT

The amounts in the Divisions of the Variable Account are measured in terms of Accumulation Units and Accumulation Unit Values. On any given day, the value of the amount in a Division of the Variable Account is equal to the Accumulation Unit Value times the number of Accumulation Units credited to that Division. Each Division of the Variable Account will have different Accumulation Unit Values. See Determining the Value in the Divisions of the Variable Account, page 26.

HOW WE CALCULATE ACCUMULATION UNIT VALUES FOR EACH DIVISION

We determine Accumulation Unit Values for each Division of the Variable Account as of each Valuation Date. All Policy transactions are effective as of a Valuation Date. Each Accumulation Unit Value reflects the Division's investment experience of the underlying Portfolio for the Valuation Period as well as asset-based charges deducted in connection with the Policy and the expenses of the Portfolio. See How We Calculate Accumulation Unit Values for Each Division, page 27.

TRANSFERS OF ACCOUNT VALUES

After the Delivery and Free Look Periods, the Owner may make up to 12 transfers among Divisions of the Variable Account or to the Guaranteed Interest Division in each Policy year without charge. There will be a $25 charge for each transfer over 12 in a Policy year. Transfers resulting from Automatic Rebalancing or Dollar Cost Averaging are not included in the 12 transfers without a charge. The minimum amount we will transfer is $100 or the balance in the division, if less than $100.

Once during the first 30 days of each Policy year, amounts from the Guaranteed Interest Division may be transferred. Transfer amounts from the Guaranteed Interest Division to the Divisions of the Variable Account are limited. Transfers of the Account Value to the Guaranteed Interest Division are not limited to this 30-day period. See Transfers of Account Values, page 27.

DOLLAR COST AVERAGING

Dollar Cost Averaging is available by electing this feature at application or at any other time, by completing the appropriate form or by telephoning us, if the proper telephone authorization is on file with us. We offer Dollar Cost Averaging to Owners who have at least $10,000 in the Divisions investing in either the Fidelity VIP Money Market Portfolio or the Neuberger & Berman AMT Limited Maturity Bond Portfolio. There is no charge for this feature. See Dollar Cost Averaging, page 28.

AUTOMATIC REBALANCING

Automatic Rebalancing is available by electing this feature at application or by completing the appropriate form. Automatic Rebalancing allows the Owner to match the Account Value allocations over time to the specified allocation percentages. We will charge a fee of $25 each time the automatic rebalancing allocation is changed in excess of five times per policy year; otherwise, there is no charge for this feature. See Automatic Rebalancing, page 28.

LOANS

Loans may be taken against the Policy's Cash Surrender Value. Unless otherwise required by state law, the loan must be at least $100. Loan interest accrues at an annual rate of 3.75%. The Loan Division earns a guaranteed rate of interest equal to 3% on an annual basis. See Policy Loans, page 29.

PARTIAL WITHDRAWALS

A partial withdrawal of part of the Net Cash Surrender Value may be requested any time after the first Policy year, within limits. One Partial Withdrawal is allowed each Policy year. See Partial Withdrawals, page 30.

SURRENDER

The Owner may surrender the Policy for its Net Cash Surrender Value at any time while the Insured is living. We will compute the Net Cash Surrender Value as of the date we receive the request and the Policy at our Customer Service Center. All insurance coverage will end on that date. See Surrender, page 31.

RIGHT TO EXCHANGE POLICY

At any time during the first 24 months following the Policy Date, the Owner may exercise the right to exchange the Policy from one in which the Account Value is not guaranteed into a guaranteed Policy, unless required differently by state law. See Right to Exchange Policy, page 31.

LAPSE

Insurance coverage will continue as long as the Net Cash Surrender Value of the Policy is sufficient to pay all deductions that are taken out of the Account Value each month. In addition, during the first three Policy years if the conditions of the Special Continuation Period have been met, the Policy and all attached Riders are guaranteed not to lapse, regardless of the Net Cash Surrender Value.

Also, if a Guaranteed Minimum Death Benefit provision has been elected and the requirements to maintain the Guarantee Period have been met, the Stated Death Benefit portion of the Policy will remain in effect after the three-year Special Continuation Period regardless of the amount of the Net cash surrender value. However, if the requirements to maintain the Guarantee Period have not been met, the Guaranteed Minimum Death Benefit provision will lapse. See Lapse, page 31.

REINSTATEMENT

A lapsed Policy and its Riders may be reinstated within five years of its lapse if it has not been surrendered and the Insured is still living. New evidence of insurability and payment of certain reinstatement premiums will be required. We also will reinstate any Policy Loan which existed when coverage ended, with accrued loan interest to the date of lapse. See Reinstatement, page 32.

CHARGES AND DEDUCTIONS

Deductions From Premiums: The following charges are deducted from each premium before it is applied to the Account Value:


  (i) Tax Charges-- A charge currently equal to 2.5% of

     premiums is deducted for state and local premium taxes. A charge currently equal to 1.5% of each premium is deducted to cover our estimated cost of the Federal income tax treatment of deferred acquisition costs. We reserve the right to increase or decrease the premium expense charges for taxes due to any change in tax law. We further reserve the right to increase or decrease the premium expense charge for the Federal deferred acquisition cost due to any change in the cost to us.

  (ii) Sales Charge -- A charge equal to a percentage of each premium is deducted to cover a portion of our expenses in issuing this Policy. The charge is based on the Insured's Age on the Policy Date or the date of an increase in coverage.

        Age of Insured            Sales Charge Percentage
      ------------------          ------------------------
            0-49                          2.25%
           50-59                          3.25%
           60-85                          4.25%


      This deduction is only a portion of the total sales charge that will be assessed against the Account Value if the Policy is surrendered during the 14 Policy years following the Policy Date or the addition of a new Segment. See Sales Surrender

      Charge, page 36.

See Deductions from Premiums, page 32.

Deductions From The Variable Account: A mortality and expense risk charge is assessed against the Divisions of the Variable Account in the amount of 0.75% per annum (0.002055% per day). We assess this charge to compensate us for mortality and expense risks under the Policies. See Daily Deductions from the Variable Account, page 33.

Monthly Deductions From The Account Value: The following charges are deducted from the Account Value at the beginning of each Policy month:

  (i) Initial Policy Charge -- $10 per month for the first three Policy years.

  (ii) Monthly Administrative Charge -- $3 per month plus $0.0125 per thousand of Stated Death Benefit (or Target Death Benefit if greater). The per thousand charge is limited to $15 per month.

  (iii) Cost of Insurance Charge -- A monthly charge based on the Net Amount at Risk on the life of the Insured. The amount of this charge differs for Base Death Benefit, any Adjustable Term Insurance Rider, and multiple Segments.

  (iv) Charges for Additional Benefits -- The cost of any additional benefits added by Rider, other than the Adjustable Term Insurance Rider.

  (v) Guaranteed Minimum Death Benefit Charge -- currently $0.005 per thousand of the Stated Death Benefit during the Guarantee Period. This charge is guaranteed to never be greater than $.01 per thousand of the Stated Death Benefit.

See Monthly Deductions from the Account Value, page 33.

Policy Transaction Fees: Policy Transaction Fees are deducted from the Divisions of the Variable Account and Guaranteed Interest Division in the same proportion that the Account Value in each Division bears to the total Net Account Value immediately following the transaction. See Policy Transaction Fees, page 34.

  (i) Partial Withdrawal fee -- the lesser of $25 or 2% of the amount requested.

  (ii) Transfer fee -- twelve transfers per Policy year are permitted without fees; for each transfer thereafter, a $25 fee is charged.

  (iii) Allocation Changes -- five premium allocation or automatic rebalancing changes are permitted each Policy year without fees; for each change thereafter, a $25 fee is charged.

  (iv) Illustrations -- one illustration per Policy year is available with a fee; for each illustration thereafter, a $25 fee may be charged.

Surrender Charges: During the first 14 Policy years, or during the first 14 Policy years of each additional Segment, we assess a Surrender Charge if the Owner surrenders the Policy, reduces the Stated Death Benefit (other than by changing death benefit option), or lets the Policy lapse. A Surrender Charge also may be assessed if a Partial Withdrawal is taken. The charge consists of an administrative Surrender Charge plus a sales Surrender Charge.

The administrative Surrender Charge is a fixed dollar amount per thousand dollars of Stated Death Benefit and depends upon the Insured's Age at the Policy Date or the effective date of each Segment. The Sales Surrender Charge will never be more than 50% of one Base Standard Target Premium. See Surrender Charge, page 35.

Charges from Portfolios: Shares of the Portfolios are purchased at net asset value, which reflects investment management and other direct expenses that have already been deducted from the assets of the Portfolio. See Charges from Portfolios, page 38.

PERSISTENCY REFUND

The Account Value will be credited with a Persistency Refund each Monthly Processing Date after the tenth Policy anniversary. See Persistency Refund, page 35.

TAX CONSIDERATIONS

Under current Federal income tax law, death benefits of life insurance policies generally are not subject to income tax. In order for this treatment to apply, the Policy must qualify as a life insurance contract. The tax code provides for two tests to qualify a contract as a life insurance policy. The Owner irrevocably selects which of these tests will apply to the Policy in the application. After the Policy Date, the Policy will reflect the test which was chosen. See Life Insurance Definition, page 41.

Generally, under current Federal income tax law, Account Value earnings are not subject to income tax as long as they remain within the Policy. Loans, Partial Withdrawals, surrender, lapse, or an exchange of Insured may result in recognition of ordinary income for tax purposes and may result in penalties if the Policy is considered a Modified Endowment Contract as explained in Modified Endowment Contracts, page 42.


INFORMATION ABOUT SECURITY LIFE, THE VARIABLE ACCOUNT, THE INVESTMENT OPTIONS AND THE GUARANTEED INTEREST DIVISION

SECURITY LIFE OF DENVER INSURANCE COMPANY

Security Life of Denver Insurance Company ("Security Life") is a stock life insurance company organized under the laws of the State of Colorado in 1929.
Our headquarters are located at 1290 Broadway, Denver, Colorado 80203-5699. We are admitted to do business in the District of Columbia and all states except New York. As of the end of 1997, Security Life and its consolidated subsidiaries had over $XXX billion of life insurance in force. Our total assets exceeded $X billion and our shareholder's equity exceeded $XXX million, on a generally accepted accounting principles basis as of December 31, 1997. We offer a complete line of life insurance and retirement products, including annuities, individual and group life and pension products, and market life reinsurance.

Security Life actively manages its General Account investment portfolio to meet long-term and short-term contractual obligations. The General Account portfolio invests primarily in investment-grade bonds and low-risk loans.

Security Life is a wholly owned indirect subsidiary of ING Groep, N.V. ("ING"), one of the world's three largest diversified financial services organizations. ING is headquartered in Amsterdam, Netherlands, and has consolidated assets exceeding $XXX billion on a Dutch (modified U.S.) generally accepted accounting principles basis as of December 31, 1997.

The principal underwriter and distributor for the Policies is ING America Equities, Inc. ("ING America Equities"), a wholly owned subsidiary of Security Life. ING America Equities is registered as a broker-dealer with the SEC and is a member of the NASD. The current address for ING America Equities is 1290 Broadway, Denver, Colorado 80203-5699.

SECURITY LIFE SEPARATE ACCOUNT L1

Security Life Separate Account L1 (the "Variable Account"), was established on November 3, 1993, under the Insurance Law of the State of Colorado. It is a unit investment trust registered with the SEC under the Investment Company Act of 1940. Such registration does not involve any supervision by the SEC of the management of the Variable Account or Security Life.

The Variable Account is a separate investment account of Security Life used to support our variable life insurance policies and for other purposes as permitted by applicable laws and regulations. The assets of the Variable Account are kept separate from our General Account and any other separate accounts we may have. We may offer other variable life insurance contracts that will invest in the Variable Account which are not discussed in this prospectus. The Variable Account may also invest in other securities which are not available to the Policy described in this prospectus.

We own all the assets in the Variable Account. Income and realized and unrealized gains or losses from assets in the Variable Account are credited to or charged against the Variable Account without regard to other income, gains or losses in our other investment accounts. In accordance with and under the provisions of Section 10-3-501(2) of the Colorado Revised Statutes, that portion of the assets of the Variable Account which is equal to the reserves and other Policy liabilities with respect to the Variable Account is not chargeable with liabilities arising out of any other business we conduct. This means that in the event Security Life were ever to become insolvent, the assets of the Variable Account are to be used first to pay Variable Account policy claims. Only if assets remain in the Variable Account after those claims have been satisfied can those assets be used to pay other Policy Owners and creditors of Security Life.

The Variable Account may be subject to liabilities arising from Divisions of the Variable Account whose assets are attributable to other variable life policies offered by the Variable Account. If the assets exceed the required reserves and other Policy liabilities, we may transfer the excess to our General Account. If the assets in the Variable Account are insufficient to satisfy Variable Account Policy Owner claims, Section 10-3-541 provides that under certain circumstances the amount of those claims which are not satisfied are to be treated as Policy Owner claims against the general account assets of the insurance company.

The Variable Account has several Divisions, each of which invests in shares of a corresponding Portfolio of a mutual fund. Therefore, the investment experience of a Policy depends on the experience of the Portfolios designated. These Portfolios are available only to serve as the underlying investment for variable annuity and variable life insurance contracts issued through separate accounts of Security Life as well as other life insurance companies and may be available to certain pension accounts. They are not available directly to individual investors.

Each of the Portfolios is a separate series of an open-end management investment company which receives investment advice from a registered investment adviser not otherwise affiliated with Security Life. The Neuberger & Berman Advisers Management Trust has organized its Portfolio to a master feeder structure. See the prospectus for the Neuberger & Berman Advisers Management Trust for more details.

The Portfolios as well as their investment policies are described below. Shares of these Portfolios are sold to separate accounts of insurance companies, which may or may not be affiliated with Security Life or each other, a practice known as "shared funding." They may also sell shares to separate accounts to serve as the underlying investment for both variable annuity and variable life insurance contracts , known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners of Policies in which Account Values are allocated to the Variable Account and of Owners of Policies in which account values are allocated to one or more other separate accounts investing in any one of the Portfolios.

Shares of these Portfolios may also be sold to certain qualified pension and retirement plans qualifying under Section 401 of the Code that include cash or deferred arrangements under Section 401(k) of the Code. As a result, there is a possibility that a material conflict may arise between the interests of owners generally, or certain classes of owners, and such retirement plans or participants in such retirement plans. In the event of a material conflict, Security Life will consider what action may be appropriate, including removing the Portfolio from the Variable Account. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Portfolio's prospectus.

MAXIMUM NUMBER OF INVESTMENT DIVISIONS

The Owner may utilize a maximum of 18 Divisions for investment over the lifetime of the Policy until current administrative systems are enhanced. The Divisions include the Divisions of the Variable Account and the Guaranteed Interest Division, but exclude the Loan Division. For example, if the Owner has allocated or transferred funds to 17 Divisions of the Variable Account and to the Guaranteed Interest Division (or to 18 Divisions of the Variable Account), those will be the only Divisions to which the Owner can subsequently allocate or transfer funds. Therefore, Owners may prefer to utilize fewer Divisions in the early years of the Policy so as to leave open the option to invest in other Divisions in the future. An Owner who has used 18 Variable Divisions will no longer have the Guaranteed Interest Division available for future use.

For Policies issued before December 31, 1997, Owners may access a one-time opportunity to remove the policy investment history (for purposes of the 18-fund limitation only); thus increasing their future investment options. However, this procedure may require restricted investment options for a short period of time and such policies may experience some servicing delays as a result of the removal of Policy history from the current administrative system.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS

Each Portfolio has a different investment objective that it tries to achieve by following its investment strategy. The objectives and policies of each Portfolio will affect its return and its risks. A summary of the investment objectives is contained in the description of each Portfolio below. More detailed information may be found in the current prospectus for each Portfolio which must accompany this prospectus and should be read in conjunction with it.

NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST

The Neuberger & Berman Advisers Management Trust (the "Trust") is a registered, open-end management investment company organized as a Delaware business trust pursuant to a Trust Instrument dated May 23, 1994. The Trust is comprised of separate Portfolios, each of which invests all of its net investable assets in a corresponding series of Advisers Managers Trust ("Managers Trust"), a diversified, open-end management investment company organized as of May 24, 1994 as a New York common law trust. This master feeder structure is different from that of many other investment companies which directly acquire and manage their own portfolios of securities. Neuberger & Berman Management Incorporated acts as investment manager to Managers Trust and Neuberger & Berman, L.L.C. as sub-adviser.

Limited Maturity Bond Portfolio -- seeks the highest current   income consistent
  with low risk to principal and liquidity. As a secondary objective, it also seeks to enhance its total return. The Limited Maturity Bond Portfolio pursues its investment objectives by investing in a diversified portfolio of U.S. Government and Agency securities and investment grade debt securities issued by financial institutions, corporations and others. The Limited Maturity Bond Portfolio may invest up to 10% of its net assets, measured at the time of investment, in fixed income securities rated below investment grade or in comparable unrated securities. The Limited Maturity Bond Portfolio's dollar weighted average portfolio duration may range up to four years.


Growth Portfolio -- seeks capital appreciation without regard   to income and
  invests in small-, medium-, and large-, capitalization securities believed to have maximum potential for long-term capital appreciation. The portfolio is managed using a growth-oriented investment approach. A growth-oriented approach seeks stocks of companies that are projected to grow at above-average rates.

Partners Portfolio -- seeks capital growth through an investment approach that is designed to increase capital with reasonable risk. Its investment program seeks securities believed to be undervalued based on strong fundamentals such as low price to earnings ratio, consistent cash flow, and the company's track record through all points of the market cycle. Up to 15% of the series' net assets, measured at the time of investment, may be invested in corporate debt securities rated below investment grade or comparable unrated securities.

THE ALGER AMERICAN FUND

The Alger American Fund is a registered investment company organized on April 6, 1988, as a multi-series Massachusetts business trust. The Fund's investment manager is Fred Alger Management, Inc., which has been in the business of providing investment advisory services since 1964.

Alger American Small Capitalization Portfolio -- seeks to   obtain long term
  capital appreciation. Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the Russell 2000 Growth Index ("Russell Index") or the S&P SmallCap 600 Index ("S&P Index"), updated quarterly. Both indexes are broad indexes of small capitalization stocks. As of June 30, 1997, the range of market capitalization of the companies in the Russell Index was $13 million to $1.56 billion; the range of market capitalization of the companies in the S&P Index at that date was $35 million to $3.025 billion. The combined range was $13 million to $ 3.025 billion.

Alger American MidCap Growth Portfolio -- seeks long term   capital
  appreciation. Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the S&P MidCap 400 Index, updated quarterly. The S&P MidCap 400 Index is designed to track the performance of medium capitalization companies. As of June 30, 1997, the range of market capitalization of these companies was $100 million to $9.149 billion.

Alger American Growth Portfolio -- seeks to obtain long term capital appreciation. The Portfolio will invest its assets primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. Except during temporary defensive periods, the Portfolio will invest at least 65% of its total assets in the securities of companies that, at the time of purchase of the securities, have a total market capitalization of $1 billion or greater.

Alger American Leveraged AllCap Portfolio -- seeks long   term capital
  appreciation. The Portfolio may purchase put and call options and sell (write) covered call and put options on securities and securities indexes to increase gain and to hedge against the risk of unfavorable price movements. It may enter into futures contracts on securities indexes as well as purchase and sell call and put options on these futures. The Portfolio may borrow money for the purchase of additional securities, but only from banks. It may not borrow in excess of one third of the market value of its assets, less liabilities other than such borrowing. Except during temporary defensive periods, the Portfolio will invest 85% of its net assets in equity securities of companies of any size.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND AND VARIABLE INSURANCE PRODUCTS FUND
II

Fidelity Variable Insurance Products Fund and Variable Insurance Products Fund II are open-end, diversified, management investment companies organized as Massachusetts business trusts on November 13, 1981, and March 21, 1988, respectively. The funds are managed by Fidelity Management & Research Company ("FMR") which handles the Funds' business affairs, with the exception of the VIP II Index 500 Portfolio which is sub-advised by Bankers Trust Company. FMR is the management arm of Fidelity Investments, which was established in 1946 and is now America's largest mutual fund manager.

VIP Growth Portfolio -- seeks capital appreciation by investing in common stocks, although the Portfolio is not limited to any one type of security.

VIP Overseas Portfolio -- seeks long term growth of capital   primarily through
  investments in foreign securities. The Overseas Portfolio provides a means for investors to diversify their own portfolios by participating in companies and economies outside of the United States.

VIP Money Market Portfolio -- seeks as high a level of current income as is consistent with preserving capital and providing liquidity. The Portfolio will invest only in high quality U.S. dollar-denominated money market securities of domestic and foreign issuers.

VIP II Asset Manager Portfolio -- seeks high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds, and short-term fixed-income instruments.

VIP II Index 500 Portfolio -- seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States. In seeking this objective, the Portfolio attempts to duplicate the composition and total return of the Standard & Poor's Composite Index of 500 Stocks while keeping transaction costs and other expenses low. The Portfolio is designed as a long term investment option.

INVESCO VARIABLE INVESTMENT FUNDS, INC.

INVESCO Variable Investment Funds, Inc. is a registered, open-end management investment company that was organized as a Maryland corporation on August 19, 1993, and is currently comprised of the five diversified investment Portfolios described below. INVESCO Funds Group, Inc., the Funds' investment adviser, is primarily responsible for providing the Portfolios with various administrative services and supervising the Fund's daily business affairs. INVESCO Distributors, Inc. ("IDI"), provides distribution services for the INVESCO Variable Investment Funds, Inc. Portfolio management is provided to each Portfolio by its sub-adviser. INVESCO Trust Company serves as sub-adviser to the Industrial Income, High Yield and Utilities Portfolios. INVESCO Capital Management, Inc. serves as sub-adviser to the Total Return Portfolio.

INVESCO VIF Total Return Portfolio -- seeks a high total   return on investment
  through capital appreciation and current income. The Total Return Portfolio seeks to achieve its investment objective by investing in a combination of equity securities (consisting of common stocks and, to a lesser degree, securities convertible into common stock) and fixed income securities.

INVESCO VIF Industrial Income Portfolio -- seeks the best   possible current
  income, while following sound investment practices. Capital growth potential is an additional consideration in the selection of portfolio securities. The Portfolio normally invests at least 65% of its total assets in dividend-paying common stocks. Up to 10% of the Portfolio's total assets may be invested in equity securities that do not pay regular dividends. The remaining assets are invested in other income-producing securities, such as corporate bonds. The Portfolio also has the flexibility to invest in other types of securities.

INVESCO VIF High Yield Portfolio -- seeks a high level of   current income by
  investing substantially all of its assets in lower rated bonds and debt securities and in preferred stock. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in debt securities having maturities at the time of issuance of at least three years. Potential capital appreciation is a factor in the selection of investments, but is secondary to the Portfolio's primary objective. This Portfolio may not be appropriate for all Owners due to the higher risk of lower-rated bonds commonly known as "junk bonds." See the prospectus for the INVESCO VIF High Yield Portfolio for more information concerning these risks.

INVESCO VIF Utilities Portfolio -- seeks capital appreciation and income through investments primarily in equity securities of companies principally engaged in the public utilities business.

INVESCO VIF Small Company Growth Fund -- seeks long-term capital growth through the investment of 65% or more of its total assets in equity securities of companies with market capitalization of $1 billion or less at the time of purchase ("small-cap companies"). The balance of the Fund's assets may be invested in the equity securities of companies with market capitalizations in excess of $1 billion, debt securities and short term investments.

VAN ECK WORLDWIDE INSURANCE TRUST

Van Eck Worldwide Insurance Trust is an open-end management investment company organized as a "business trust" under the laws of the Commonwealth of Massachusetts on January 7, 1987. Van Eck Associates Corporation serves as investment adviser and manager to the Worldwide Hard Assets Fund, Worldwide Real Estate Fund, Worldwide Emerging Markets Fund, and Worldwide Bond Fund.

Van Eck Worldwide Hard Assets Fund -- seeks long term capital appreciation by investing globally, primarily in "Hard Assets Securities." Hard Assets are tangible, finite assets, such as real estate, energy, timber, and industrial and precious metals. Income is a secondary consideration.

Van Eck Worldwide Real Estate Fund -- seeks to maximize total return by investing primarily in equity securities of domestic and foreign companies which are principally engaged in the real estate industry or which own significant real estate assets.

Van Eck Worldwide Bond Fund -- seeks high total return through a flexible policy of investing globally, primarily in debt securities.


Van Eck Worldwide Emerging Markets Fund -- seeks long term capital appreciation by investing primarily in equity securities in emerging markets around the world. Peregrine Asset Management (Hong Kong) Limited serves as sub-investment adviser to this Fund.

AIM VARIABLE INSURANCE FUNDS, INC.

AIM Variable Insurance Funds, Inc. is a registered, open-end, series, management investment company. AIM Advisors, Inc., ("AIM") manages each Fund's assets pursuant to a master investment advisory agreement dated February 28, 1997. AIM was organized in 1976 and is a wholly-owned subsidiary of AIM Management Group, Inc., an indirect subsidiary of AMVESCAP PLC, (formerly INVESCO PLC).

AIM VI Capital Appreciation Portfolio -- seeks to provide capital appreciation through investments in common stocks, with emphasis on medium-sized and smaller emerging growth companies. AIM will be particularly interested in companies that are likely to benefit from new or innovative products, services or processes that should enhance such companies' prospects for future growth in earnings.

AIM VI Government Securities Portfolio -- seeks to achieve a high level of current income consistent with reasonable concern for safety of principal by investing in debt securities issued, guaranteed or otherwise backed by the U.S. Government.

THE GUARANTEED INTEREST DIVISION

All or a portion of the Net Premiums and transfers of the Net Account Value may be made to the Guaranteed Interest Division. The Guaranteed Interest Division is part of our General Account and pays interest at a declared rate. The General Account supports our non-variable insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the Guaranteed Interest Division have not been registered under the Securities Act of 1933, and neither the Guaranteed Interest Division nor the General Account has been registered as an investment company under the Investment Company Act of 1940. Accordingly, the General Account, the Guaranteed Interest Division and any interests therein are not generally subject to regulation under these Acts. As a result, the staff of the SEC has not reviewed the disclosures included in this prospectus which relate to the General Account and the Guaranteed Interest Division. These disclosures, however, may be subject to certain provisions of the Federal securities law relating to the accuracy and completeness of statements made in this prospectus. For more details regarding the General Account, see the Policy.

The amount in the Guaranteed Interest Division at any time is the sum of all Net Premiums allocated to that Division, all transfers to the Guaranteed Interest Division and earned interest. This amount is reduced by amounts transferred out of or withdrawn from the Guaranteed Interest Division and deductions from the Account Value allocated to the Guaranteed Interest Division.

Amounts may be accumulated in the Guaranteed Interest Division by (i) allocating Net Premiums, (ii) transferring amounts from the Divisions of the Variable Account, (iii) earning interest on amounts in the Guaranteed Interest Division, and (iv) repaying a Policy Loan to release amounts from the Loan Division.

From time to time, we declare the interest rate that will apply to amounts in the Guaranteed Interest Division. These interest rates will never be less than the minimum guaranteed interest rate of 3% and will be in effect for at least 12 months. Interest is credited daily at an effective annual rate that equals the declared rate. The interest is credited as of each Valuation Date on the amount in the Guaranteed Interest Division. This interest will be paid regardless of the actual investment experience of the General Account; we bear the full amount of the investment risk for the amount allocated to the Guaranteed Interest Division.


DETAILED INFORMATION ABOUT THE FIRSTLINE VARIABLE UNIVERSAL LIFE POLICY

This prospectus describes our standard FirstLine Variable Universal Life Policy. There may be differences in the Policy because of the requirements of the state where the Policy is issued. Any such differences will be defined in the Policy.

The illustrations beginning on page 52 are intended to provide an idea of how the key financial elements of FirstLine work. The illustrations show Premiums, Account Values, Cash Surrender Values and Death Benefits.

APPLYING FOR A POLICY

A FirstLine Policy may be purchased by submitting an application to us. On the Policy Date, the Insured must be no older than Age 85. Before issuing a Policy or applying Net Premium to the Variable Account or the Guaranteed Interest

Division, we require satisfactory evidence of insurability. This evidence may include a medical examination, completion of all underwriting requirements, and satisfaction of issue requirements.

The Investment Date is the date we allocate funds to the Policy. We will allocate the Initial Net Premium to the Policy on the next Valuation Date following the date: (i) we receive the Initial Premium and, (ii) approve the Policy for issue and (iii) all issue requirements have been met and received in our Customer Service Center.

The Policy is generally available with a minimum Stated Death Benefit of $50,000; however, we may reduce this amount for group or sponsored arrangements or corporate purchasers. The maximum Stated Death Benefit will be limited by our underwriting and reinsurance procedures in effect at the time of application.

The Policy Date is the date upon which the Policy is effective. The Policy Date is used to determine Policy years and Policy months regardless of when the Policy is delivered. In the case of certain payroll deduction plans or other automatic investment plans, the Policy Date may be different from the date the first premium payment is received. If the Policy Date is prior to the Investment Date, we will charge monthly deductions from the Policy Date.

TEMPORARY INSURANCE

If a premium payment in an amount not less than the Scheduled Premium is received with the application and there has been no material misrepresentation in the application, temporary insurance equal to the applied-for face amount up to a maximum amount as described in the binding limited life insurance coverage form, will be in force. Coverage will begin when the binding limited life insurance coverage form has been completed and signed, a premium has been accepted by us, and Part I of the application has been completed. Binding limited life insurance coverage will end on the earliest of the date: (i) premiums are returned; (ii) five days after notice of termination is mailed to the Owner's address on the application; (iii) coverage starts under the Policy resulting from the application; (iv) a policy resulting from the application is refused by us; or (v) 90 days after the date the binding limited life insurance coverage form is signed.

In no event will a death benefit be provided under the temporary insurance agreement if there was a material misrepresentation in the answers in the binding limited life insurance coverage form or in the application, a proposed Insured dies by suicide or intentional self-inflicted injury, or the premium check is not honored.

PREMIUMS

The Owner may choose the amount and frequency of premium payments, within the limits described below.

SCHEDULED PREMIUMS

Even though the premiums are flexible, the Schedule pages of the Policy will show a "Scheduled" Premium. The Owner may select the Scheduled Premium within our limits when applying for the Policy. The Scheduled Premium is the amount chosen to pay over a specified period of time and may not be sufficient to keep the Policy in force. The Owner may receive premium reminder notices for the Scheduled Premium on a quarterly, semiannual, or annual basis.

Other than the first one, required premiums may be paid by having us withdraw them via Electronic Funds Transfer each month. The financial institution making the Electronic Funds Transfer may impose a charge for this service.

The Owner is not required to pay the Scheduled Premium, and it can be changed at any time subject to the minimum and maximum limits we set. If one of the Guaranteed Minimum Death Benefit provisions has been chosen, the Scheduled Premium should not be less than the amount required to maintain the Guarantee Period.

UNSCHEDULED PREMIUM PAYMENTS

Generally, unscheduled premium payments may be made at any time. We reserve the right to limit the amount of unscheduled premiums if the payment would result in an increase in the amount of the Base Death Benefit required by the Federal income tax law definition of life insurance, or to require suitable evidence of the insurability of the Insured at the time of the unscheduled premium payment. Evidence of insurability may also be required if the net amount at risk is increased as a result of an unscheduled premium payment. We will return premium payments which exceed the "seven-pay" limit for the Policy if we determine the payment would cause the Policy to immediately become a Modified Endowment Contract. After the Owner has signed a form acknowledging that the Owner understands the Policy will be a Modified Endowment Contract, we will accept the excess premium payments. See Modified Endowment Contracts, page 42 and Changes to Comply with Law, page 44.

If a Policy Loan is outstanding, any payment which is not a Scheduled Premium payment received before the Maturity Date is considered a loan repayment, unless indicated otherwise. Applicable tax and sales charges which are deducted from any premium payment are not deducted from a loan repayment.

MINIMUM ANNUAL PREMIUM

The Minimum Annual Premium must be paid during the first three policy years to meet the requirements for the three-year Special Continuation Period. We determine the applicable Minimum Annual Premium based on the Age, sex and Premium Class of the Insured, the Stated Death Benefit of the Policy and any additional benefits selected. We may reduce the Minimum Annual Premium for group or sponsored arrangements or corporate purchasers. The Minimum Annual Premium for the Policy is shown in the Schedule pages of the Policy.

SPECIAL CONTINUATION PERIOD

The Policy is guaranteed not to lapse, regardless of its Net Cash Surrender Value if, on each Monthly Processing Date during the first three Policy years, all premiums paid, less the sum of Partial Withdrawals and Policy Loans taken, including accrued loan interest, is greater than or equal to the sum of the applicable minimum monthly premiums for each Policy month, starting with the first Policy month through and including, the Policy month which begins on the current Monthly Processing Date. The minimum monthly premium is equal to one twelfth of the Minimum Annual Premium. See Lapse, page 31.

If during the first three Policy years, any charges are not deducted so as to keep the Policy from lapsing under the Special Continuation Period, these charges are not permanently waived. At the end of the Special Continuation Period, the aggregate amount of the charges previously not deducted will be due and will be deducted at the beginning of Policy year four.

PREMIUM PAYMENTS AFFECT THE COVERAGE

If premium payments are discontinued either temporarily or permanently, the Policy will continue in effect until the Net Cash Surrender Value can no longer cover the monthly deductions from the Account Value for the benefits selected. At that time the Policy will lapse. See Lapse, page 31. If the Minimum Annual Premium requirements are satisfied, the Policy is guaranteed not to lapse during the first three Policy years, regardless of the Policy's Net Cash Surrender Value. See Special Continuation Period, page 20. If one of the Guaranteed Minimum Death Benefit provisions is elected, the Stated Death Benefit portion of the Policy will remain in effect until the end of the Guarantee Period as long as the conditions of the guarantee are met. See Guaranteed Minimum Death Benefit Provision, page 23.

CHOICE OF DEFINITIONAL TESTS

When applying for the Policy, the Owner will irrevocably choose which of the two tests for compliance with the Federal income tax law definition of life insurance will apply to the Policy. These tests are the Cash Value Accumulation Test and the Guideline Premium/Cash Value Corridor Test. See Life Insurance Definition, page 41. If the Guideline Premium/Cash Value Corridor Test is chosen, the allowable premium payments relative to the Policy death benefit will be limited.

CHOICE OF GUARANTEED MINIMUM DEATH BENEFIT PROVISIONS

The Owner will have the opportunity to choose from one of two Guaranteed Minimum Death Benefit provisions, which may extend the period that the Stated Death Benefit of the Policy will remain in effect if the Divisions of the Variable Account suffer adverse investment experience. These provisions require premium payment levels, the Guarantee Period Annual Premium, which are higher than the Minimum Annual Premium and will incur an extra charge from the Account Value each month during the Guarantee Period. In addition, the Owner must diversify the Net Account Value according to our requirements. See Guaranteed Minimum Death Benefit Provision, page 23.

The Guarantee Period Annual Premium depends on which of the two Guarantee Periods is chosen, as well as the Stated Death Benefit of the Policy, the Insured's Age, sex, and Premium Class, the death benefit option chosen, and Rider coverage. For Policies with no other Rider coverage, the Guarantee Period Annual Premium for the Lifetime Guarantee Period will be equal to the guideline annual premium determined in accordance with the Federal income tax law definition of life insurance; the Guarantee Period Annual Premium for the Ten Year/Age 65 Guarantee Period will be the greater of the Target Premium or Minimum Annual Premium for each Segment. The Guarantee Period Annual Premium for the Lifetime Guarantee Period will be greater than that required for the Ten Year/Age 65 Guarantee Period. Adding additional benefits to the Policy will increase the Guarantee Period Annual Premium above those indicated above.

Policy Owners should consider the Guaranteed Minimum Death Benefit Provision when setting the Scheduled Premium.

MODIFIED ENDOWMENT CONTRACTS

Federal income tax law provides special rules for the income taxation of distributions from life insurance policies which are defined as "Modified Endowment Contracts." These rules apply to distributions such as Policy Loans, surrenders and Partial Withdrawals. The application of these rules depends upon whether premiums have been paid which exceed a defined "seven-pay" limit. See Modified Endowment Contracts, page 42.

If we determine that the Scheduled Premium chosen will cause the Policy to be a Modified Endowment Contract on the Policy Date, we will issue the Policy based on the Scheduled Premium selected, but we will require the Owner to sign a form acknowledging that the Policy is a Modified Endowment Contract. Alternatively, the Scheduled Premium may be reduced to a level which will not cause the Policy to become a Modified Endowment Contract, and we will issue the Policy based on the revised Scheduled Premium.

ALLOCATION OF NET PREMIUMS

The balance after certain premium-based charges are deducted from each premium is the Net Premium. No allocation will be made prior to the Investment Date. After the Investment Date, the Net Premium is added to the Account Value according to the Owner's instructions. Net Premium amounts allocated to the Guaranteed Interest Division will be allocated to that Division upon receipt. During the Delivery and Free Look Periods, Net Premiums allocated to the Divisions of the Variable Account will be allocated to the Division investing in the Fidelity VIP Money Market Portfolio. At the end of the Delivery and Free Look Periods, this portion of the Account Value automatically will be allocated according to the most recent premium allocation instructions.

Thereafter, Net Premiums received will be allocated upon receipt, according to the allocation instructions stated in the most recent instructions. Allocation percentages must be in whole numbers. The sum for all Divisions must equal 100%. The premium allocation may be changed five times per Policy year without charge. More than five premium allocation changes in a Policy year will be subject to a $25 charge for each additional change.

The Owner may utilize a maximum of 18 Divisions for investment over the lifetime of the Policy until current administrative systems are enhanced. The Divisions include the Divisions of the Variable Account and the Guaranteed Interest Division, but exclude the Loan Division. See Maximum Number of Investment Divisions, page 15.

DEATH BENEFITS

FirstLine offers the flexibility to determine the amount of insurance coverage needed, both now and in the future. It does this by combining the long-term advantages of permanent life insurance coverage with the flexibility and short-term advantages of term life insurance. Both permanent and term life insurance are available in this single Policy, FirstLine.

When the Policy is issued, an initial amount of insurance coverage is determined according to the application instructions. The death benefit initially consists of a Stated Death Benefit and, if desired, an additional amount of insurance coverage which is added by Adjustable Term Insurance Rider. The Stated Death Benefit is the long-term element of the Policy; the Adjustable Term Insurance Rider is the term insurance element of the Policy.

The Adjustable Term Insurance Rider provides term insurance coverage which adjusts automatically to fill the difference between the Target Death Benefit chosen and the Base Death Benefit. The Adjustable Term Insurance Rider does not have an externally defined premium; thus no sales charge applies. The cost is included in the monthly cost of insurance charges discussed below. See Adjustable Term Insurance Rider, page 25.

As described below, the Base Death Benefit may vary from the Stated Death Benefit. This may result from choice of death benefit option, increases to comply with the Federal income tax law definition of life insurance, changes in the death benefit option, partial withdrawals, requested increases and decreases, or when a transaction on the Policy causes the Base Death Benefit to change.

As long as the Policy remains in force, we will pay an amount equal to the Death Proceeds to the Beneficiary of this Policy when the Insured dies. The Death Proceeds will consist of the Base Death Benefit as of the date of the Insured's death, reduced by any outstanding Policy Loan and accrued loan interest (and, if in the grace period or three-year Special Continuation Period, further reduced by any unpaid charges incurred prior to the date of the Insured's death). The Death Proceeds will include any amount provided by Rider on the Insured.

DEATH BENEFIT OPTIONS

The Owner may choose from three death benefit options if the Policy was delivered on or before December 31, 1997, or two death benefit options (Option 1 or Option 2) if delivered thereafter. These options may result in a Base Death Benefit which exceeds the Stated Death Benefit. The death benefit option may be changed on any Policy anniversary. See Changes In Death Benefit Option, page 22.

Under Option 1, the Base Death Benefit is the greater of:

  (i) the Stated Death Benefit on the date of the Insured's death; or

  (ii) the Account Value on the date of the Insured's death multiplied by the appropriate factor from the Definition of Life Insurance Factors shown in Appendix A or B.

Under Option 2, the Base Death Benefit is the greater of:

  (i) the Stated Death Benefit plus the Account Value on the date of the Insured's death; or

  (ii) the Account Value on the date of the Insured's death multiplied by the appropriate factor from the Definition of Life Insurance Factors shown in Appendix A or B.

Owners who prefer to have insurance coverage that does not vary in amount, and lower cost of insurance charges, should choose Option 1. Owners who prefer to have any favorable investment experience reflected in increased insurance coverage should choose Option 2.

If the policy was delivered on or before December 31, 1997, the Owner may also choose Option 3.

Under Option 3 the Base Death Benefit is the greater of :

  (i) the Stated Death Benefit of the Policy plus the sum of all premiums paid minus Partial Withdrawals taken under the Policy; or

  (ii) the Account Value on the date of the Insured's death multiplied by the appropriate factor from the Definition of Life Insurance Factors shown in Appendix A or B.

Therefore, the Base Death Benefit generally will increase as the premiums are paid, and decrease as Partial Withdrawals are taken. In no event will the Base Death Benefit be less than the Stated Death Benefit.

Federal income tax law requires the death benefit to be at least as great as the Account Value times a factor which is defined in the law. The factors are determined based upon the Age and possibly Premium Class and sex at any point in time as well as by the test for compliance chosen in the original Policy application. See Life Insurance Definition, page 41.

If necessary, we will adjust the Policy to continue to qualify as life insurance under the applicable provisions of the Federal income tax laws in existence at the time the Policy was issued.

CHANGES IN DEATH BENEFIT OPTION

A change in the Death Benefit Option may be requested at least 30 days prior to a Policy anniversary. The change will be effective as of the Policy anniversary on or following the date we approve the request for the change. After the request is approved, we will send a new Schedule page which should be attached to the Policy. We may ask that the Policy be returned to our Customer Service Center so that we can note the change in the Schedule. The death benefit option change applies to the entire Stated Death Benefit.

For us to approve a change in the death benefit option from Option 1 to Option 2, or from Option 1 to Option 3, evidence that the Insured is insurable according to our normal rules of underwriting for that class of policy must be submitted to us. We may not allow any change if it would reduce the Stated Death Benefit below the minimum we require to issue this Policy.

After the effective date of the change, the Stated Death Benefit will be changed according to the following table:

OPTION     CHANGE     STATED DEATH BENEFIT
FROM       TO         FOLLOWING CHANGE
                      EQUALS:

Option 1   Option 2   Stated Death Benefit prior to
                      change minus the Account Value
                      as of the effective date of
                      the change.

Option 2   Option 1   Stated Death Benefit prior to
                      change plus the Account Value as
                      of the effective date of the
                      change.

Option 1   Option 3   Stated Death Benefit prior to
                      change minus (i) the sum of the
                      premiums paid, plus (ii) Partial
                      Withdrawals taken as of the
                      effective date of the change.

Option 3   Option 1   Stated Death Benefit prior to
                      change plus (i) the sum of the
                      premiums paid, minus (ii) Partial
                      Withdrawals taken as of the
                      effective date of the change.

Option 2   Option 3   Stated Death Benefit prior to
                      change plus (i) the Account Value
                      as of the effective date of the
                      change, minus (ii) the sum of
                      premiums paid minus Partial
                      Withdrawals taken as of the
                      effective date of the change.

Option 3   Option 2   Stated Death Benefit prior to
                      change plus (i) the sum of the
                      premiums paid minus Withdrawals
                      taken as of the effective date of
                      the change, minus (ii) the Account
                      Value as of the effective date of
                      the change.

For purposes of a death benefit option change, the Account Value will be allocated to each Segment in the same proportion that the Segment bears to the Stated Death Benefit. See Changes In Death Benefit Amounts, page 23.

We do not charge a Surrender Charge for any decrease in Stated Death Benefit when this type of change is made, nor is there an adjustment to the Target Premium. See Surrender Charge, page 35. These increases and decreases in Stated Death Benefit are made so that the amount of the Base Death Benefit remains the same on the date of the change. Thus, there is no immediate change in the Net Amount at Risk on which our cost of insurance charges are based. See Cost of Insurance Charges, page 34. In addition, there will be no change to the amount of term insurance if the Adjustable Term Insurance Rider has been added.


CHANGES IN DEATH BENEFIT AMOUNTS

While the Policy is in force, increases in its Target or Stated Death Benefit may be made prior to the Policy anniversary on which the Insured is Age 86. The Stated Death Benefit may be decreased if the request occurs after the first Policy anniversary.

An increase or a decrease in the Policy death benefit may be requested by the Owner. This request will be effective as of the next monthly processing date after the request is received at our Customer Service Center unless there are underwriting or other requirements. A change in coverage may not be for an amount less than $1,000.

After the request is approved, we will send a new Schedule which will include the Stated Death Benefit, the benefit under any Riders, if applicable, the guaranteed cost of insurance rates, the guideline annual premium and the new Surrender Charge. This notice should be attached to the Policy. We may also ask that the Policy be returned to our Customer Service Center so that we can note the change in the Schedule.

In some cases, we may not approve a change requested because it would disqualify the Policy as life insurance under applicable Federal income tax law. If we do not approve a change, we will provide notification of our decision about making the change. See Tax Considerations, page 41.

Decreases in the death benefit generally may not decrease the Stated Death Benefit below the minimum required to issue this Policy. There may be tax consequences to the decrease, See Life Insurance Definition, page 41 and Modified Endowment Contracts, page 42.

Requested reductions in the death benefit or an option change that causes a reduction, will first be applied to reduce the Target Death Benefit. The Stated Death Benefit will be decreased only after Adjustable Term Insurance Rider coverage has been reduced to zero. If more than one Segment exists, any subsequent reduction in Stated Death Benefit will be allocated among Segments in the same proportion that each Segment bears to the total Stated Death Benefit prior to the reduction unless required differently by state law.

Satisfactory evidence that the Insured is still insurable must be provided when the death benefit is increased.

Unless otherwise indicated, any request for an increase to the Target Death Benefit will be assumed also to be a request for an increase to the Stated Death Benefit so that the amount of the Adjustable Term Insurance Rider, if it is included with the Policy at the time of the increase, will not change. The Target Death Benefit may be changed once each year.

A requested increase in the Stated Death Benefit will create a new Segment. (Increases in Stated Death Benefit resulting from death benefit option changes do not create new Segments, rather, they merely increase the size of the existing Segment(s)) As discussed below, once created, a new Segment can never be eliminated unless required differently by state law.

If an increase creates a new Segment of Stated Death Benefit, premiums paid after the increase will be allocated to the original and new Segments in the same proportion that the guideline annual premiums defined by the Federal income tax laws for each Segment bear to the sum of the guideline annual premiums for all Segments. The guideline annual premiums will be shown in the Schedule for each coverage segment. Net Amount at Risk will be allocated to each Segment in the same proportion that the Segment bears to the total Stated Death Benefit.

If the reduction decreases the Stated Death Benefit during the Surrender Charge period, the Surrender Charge on the remaining Stated Death Benefit will be reduced; however, we will deduct an amount equal to the reduction in the Surrender Charge from the Account Value. See Surrender Charge, page 35

GUARANTEED MINIMUM DEATH BENEFIT PROVISION

Generally, the length of time the Policy remains in force depends on the Net Cash Surrender Value of the Policy.

Because the charges to maintain the Policy are deducted monthly from the Account Value, coverage will last as long as the Net Cash Surrender Value is sufficient to pay these charges. The investment experience of amounts in the Divisions of the Variable Account and the interest earned in the Guaranteed Interest Division will affect the amount of the Account Value and, as a result, the length of time the Policy remains in force without the payment of additional premiums.

When applying for the Policy, one of two Guaranteed Minimum Death Benefit provisions may be chosen, which may extend the period that the Policy's Stated Death Benefit remains in effect if the Divisions of the Variable Account suffer adverse investment experience. The two options vary primarily by the length of time which they cover, the Guarantee Period. The first option has a Guarantee Period of 10 Policy years or to the Insured's Age 65, whichever is later. It protects the Stated Death Benefit of the Policy for a limited number of Policy years. The second option has a Lifetime Guarantee Period. It protects the Stated Death Benefit for the life of the Insured for as long as the Policy is in force or to the Maturity Date. See Choice of Guaranteed Minimum Death Benefit Provisions, page 20.

However, the Guaranteed Minimum Death Benefit provision does not apply to the Adjustable Term Insurance Rider or to any other Riders. Therefore, if the Net Cash Surrender Value is insufficient to pay all of the deductions as they come due, only the Stated Death Benefit portion of the Policy will be guaranteed to stay in force under the Guaranteed Minimum Death Benefit; and any attached Riders will lapse. See Lapse, page 31.

The Guaranteed Minimum Death Benefit provision is not available in some states.


REQUIREMENTS TO MAINTAIN THE GUARANTEE PERIOD

The Guaranteed Minimum Death Benefit provision requires a premium payment level, the Guarantee Period Annual Premium, that is higher than the Minimum Annual Premium. The Guarantee Period Annual Premium is listed in the Schedule of the Policy. If the policy benefits are increased, the Guarantee Period Annual Premium is increased. The Guarantee Period Monthly Premium is one twelfth of the Guarantee Period Annual Premium.

Although the required Guarantee Period Annual Premium level is different for the two Guarantee Periods, the mechanics of the Guaranteed Minimum Death Benefit provision is similar. As of each Monthly Processing Date we will perform a test to see if sufficient premiums have been paid to keep the guarantee in place. If
(i) actual premiums paid, minus the amount of Partial Withdrawals, Policy Loans and accrued loan interest, equals or exceeds (ii) the sum of the Guarantee Period Monthly Premiums for each Policy Month starting with the first Policy Month through, and including, the Policy Month that begins on the current Monthly Processing Date, the Guarantee Period will remain in effect regardless of the investment experience of the Divisions of the Variable Account. If the Policy fails to meet this test on any Monthly Processing Date, the Guarantee Period and therefore the Guaranteed Minimum Death Benefit provision will terminate.

The Guarantee Period also will be terminated if the Net Account Value on any Monthly Processing Date is not diversified according to the following rules:

     (i) No more than 35% of the Net Account Value may be invested in any one division, and

     (ii) The Net Account Value must be invested in at least five Divisions.

These diversification requirements will be satisfied if the Automatic Rebalancing Feature has been elected and conditions (i) and (ii) above are met. The Policy will also be deemed to satisfy the diversification requirements if Dollar Cost Averaging is elected and the resulting transfers are directed into at least four other Divisions with no more than 35% of any transfer directed to any one Division. See Dollar Cost Averaging, page 28, and Automatic Rebalancing, page 28.

Once terminated, the Guaranteed Minimum Death Benefit provision cannot be reinstated.

There is a charge for the Guaranteed Minimum Death Benefit. See Guaranteed Minimum Death Benefit Charge, page 34. This charge will end at the conclusion of the Ten Year/Age 65 Guarantee Period if that option is chosen, and it will end for either option if the Guaranteed Minimum Death Benefit provision is terminated.

ADDITIONAL BENEFITS

The Policy may include additional benefits, which are also attached to the Policy by Rider. A charge will be deducted monthly from the Account Value for each additional benefit chosen. These benefits may be canceled by the Owner at any time. See Modified Endowment Contracts, page 42, for information on the tax effect of adding or canceling these benefits. More details will be included in the Policy if any of these benefits are chosen.

From time to time we may make available Riders other than those listed below. Contact your Registered Representative for a complete list of the Riders available.

Certain Riders may not be available for all Policies.

ACCIDENTAL DEATH BENEFIT RIDER

This Rider is not available for Policies issued on or after May 1, 1998. This rider will pay the benefit amount selected if the Insured dies as a result of an accident or if the Insured dies within 90 days of an injury sustained in an accident and the death occurs prior to the Insured's Age 70.

ADJUSTABLE TERM INSURANCE RIDER

The Death Proceeds may be increased by adding the Adjustable Term Insurance Rider on the life of the Insured. As the name suggests, the Adjustable Term Insurance Rider adjusts over time.

At issue, a Schedule of death benefits called the Target Death Benefit is specified at levels to meet the Owner's projected needs in the future. The Target Death Benefit may be set to vary as often as each Policy year. The Target Death Benefit will be listed in the Schedule.

Subject to our rules, the Target Death Benefit Schedule may be changed after issue. See Changes In Death Benefit Amounts, page 23.

If at any time a scheduled change is canceled or the Owner asks for an unscheduled decrease to the Target Death Benefit, we may deny any future scheduled increases to the Target Death Benefit.

The amount of Adjustable Term Insurance Rider in force at any time is the amount needed to fill the difference between the Target Death Benefit selected and the Base Death Benefit in effect. The Adjustable Term Insurance Rider is dynamic in that it adjusts daily for variations in the Base Death Benefit resulting from compliance with the Federal income tax law definition of life insurance test you have chosen.

For example, assume the Base Death Benefit increases due to compliance with the Federal income tax law definition of life insurance. The Adjustable Term Insurance Rider will adjust to provide Death Proceeds equal to the Target Death Benefit in each year:

Base Death      Target Death      Adjustable Term
Benefit           Benefit      Insurance Rider Amount
-------------   ------------   ----------------------

201,500              250,000                   48,500
202,500              250,000                   47,500
202,250              250,000                   47,750

Since the Adjustable Term Insurance Rider is dynamic, it is possible that the Adjustable Term Insurance Rider amount may be eliminated entirely as a result of increases in the Base Death Benefit due to the Federal income tax law definition of life insurance requirements. Using the example outlined above, if the Base Death Benefit under the Policy grew to $250,000, the Adjustable Term Insurance Rider amount would be reduced to zero. (It can never be reduced below zero.) Even though the Adjustable Term Insurance Rider amount is reduced to zero, the Rider will remain in effect until it is removed from the Policy. Therefore, if the Base Death Benefit under the Policy is subsequently reduced below the Target Death Benefit, the Adjustable Term Insurance Rider amount will reappear as needed to maintain the Target Death Benefit at the requested level. Partial Withdrawals and Base decreases may reduce the amount of the Target Death Benefit. See Partial Withdrawals, page 30.

We generally restrict the amount of the Target Death Benefit to an amount not more than ten times the Stated Death Benefit. For example, if the Stated Death Benefit is $100,000 then the maximum amount of Target Death Benefit we will allow will be $1,000,000.

Given the flexible nature of the Adjustable Term Insurance Rider, there is no defined premium for the amount of coverage. Instead, a cost of insurance charge is deducted monthly from the Account Value for the Adjustable Term Insurance Rider amount in effect. The cost of insurance charge may be lower than the rates applicable to the Base Death Benefit in the early Policy years, and may be higher in the later Policy years. See Cost of Insurance Charges, page 34.
Since there is no defined premium related to the Adjustable Term Insurance Rider, there are no sales or Surrender Charges associated with this coverage; therefore, any increase in the Target Death Benefit which does not increase the Stated Death Benefit will not increase the total Surrender Charge for the Policy; any decrease in the Adjustable Term Insurance Rider coverage will not cause a Surrender Charge to be incurred.

ADDITIONAL INSURED RIDER

This Rider provides for death benefits upon the death of immediate family members other than the Insured. A maximum of nine Additional Insured Riders may be added to the Policy. The minimum amount of coverage for each Rider is $10,000 and the maximum coverage for all Additional Insured Riders combined is five times the Stated Death Benefit of the Policy.

CHILDREN'S INSURANCE RIDER

This Rider is not available for Policies issued on or after May 1, 1998. This Rider will allow the addition of death benefit for children by birth or legal adoption upon attainment of 15 days of age without presenting evidence of insurability.

RIGHT TO CHANGE INSURED RIDER

This Rider allows the Owner to change the person insured under the Policy. A change of the Insured may have Federal income tax consequences. If a change of Insured occurs, the cost of insurance charges in the future may change but the Account Value will remain unchanged as of the change date. There is no charge for this Rider.

GUARANTEED INSURABILITY RIDER

This Rider is not available for Policies issued on or after May 1, 1998. This Rider will allow increases in the Stated Death Benefit without providing us with evidence that the Insured remains insurable. Increases are limited in amount and timing.

WAIVER OF COST OF INSURANCE RIDER

This Rider provides that during the total disability of the Insured, while the Policy remains in force, the monthly expense charges, cost of insurance charges and Rider charges will be waived and therefore not deducted from the Account Value. If this rider is added to the Policy, the Waiver of Specified Premium Rider may not also be added.

WAIVER OF SPECIFIED PREMIUM RIDER

This Rider provides that during the total disability of the Insured, while the Policy remains in force, a specified premium amount will be credited monthly to the Policy. In the application the amount of premium is selected, within limits, that will be credited. If this Rider is added to your Policy, the Waiver of Cost of Insurance Rider may not also be added.


BENEFITS AT MATURITY

If the Insured is still living on the Maturity Date, we will pay the Net Account Value to the Policy Owner. The Net Account Value is the Account Value reduced by outstanding Policy Loans and accrued loan interest. The Policy will then end. The Maturity Date is the Policy anniversary date on which the Insured attains Age 100.

POLICY VALUES

ACCOUNT VALUE

The Account Value is the total amount in the Guaranteed Interest Division, in the various Divisions of the Variable Account and the Loan Division. The Account Value therefore reflects all premiums paid, charges made, Policy Loans and Partial Withdrawals taken, investment experience of the Variable Account, and earnings accrued in the Guaranteed Interest and Loan Divisions.

CASH SURRENDER VALUE

The Cash Surrender Value of the Policy equals the Account Value less any Surrender Charge.

NET CASH SURRENDER VALUE

The Net Cash Surrender Value of the Policy is equal to the Cash Surrender Value less the amount of outstanding Policy Loans and any accrued loan interest.

NET ACCOUNT VALUE

The Net Account Value of the Policy is equal to the Account Value less the amount of outstanding Policy Loans and accrued loan interest.

DETERMINING THE VALUE IN THE DIVISIONS OF THE VARIABLE ACCOUNT

The amounts included in the Divisions of the Variable Account are measured in terms of Accumulation Units and Accumulation Unit Values. On any given day, the value of the amount in a Division of the Variable Account is equal to the Accumulation Unit Value times the number of Accumulation Units credited in that Division. Each Division of the Variable Account will have different Accumulation Unit Values.

Accumulation Units of a Division are purchased whenever premiums are allocated or amounts are transferred to that Division (including transfers from the Loan Division). Accumulation Units are redeemed when Partial Withdrawals are taken or amounts are transferred from a Division of the Variable Account (including transfers to the Loan Division) and to pay the death benefit when the Insured dies. We also redeem Accumulation Units for the monthly deductions from the Account Value, Policy transaction charges, and Surrender Charges, if any.

The number of Accumulation Units purchased or redeemed in a Division of the Variable Account as of any Valuation Date is calculated by dividing the dollar amount of the transaction by the Division's Accumulation Unit Value calculated after the close of business that day. The Accumulation Unit Value of each Division fluctuates with the investment experience of the corresponding Portfolio and reflects the investment income, realized and unrealized capital gains and losses and expenses of the Portfolio. The Accumulation Unit Values also reflect the mortality and expense risk charges we make each day to the Variable Account. See How We Calculate Accumulation Unit Values for Each Division, page 27.

Transactions are processed as of the Transaction Date. The Transaction Date is the date we receive a premium or an acceptable written or telephone request at our Customer Service Center. If the premium or request reaches our Customer Service Center on a day which is not a Valuation Date, or after the close of business on a Valuation Date, the Transaction Date will be the next succeeding Valuation Date.

Monthly deductions against the Account Value are made as of the Monthly Processing Date. Transaction charges or Surrender Charges are made as of the effective date of the transaction.

The value of any amount allocated to a Division of our Variable Account will go up or down depending on the investment experience of that Division. For amounts allocated to the Divisions of the Variable Account, there is no guaranteed minimum cash value.

HOW WE CALCULATE ACCUMULATION UNIT VALUES FOR EACH DIVISION

We determine Accumulation Unit Values for the Divisions of the Variable Account as of each Valuation Date. All Policy transactions are performed as of a Valuation Date.

The Accumulation Unit Value for each Division will generally be set at $10 on the first Valuation Date that there are Policy transactions in that Division of the Variable Account. After that, the Accumulation Unit Value as of any Valuation Date is equal to the Accumulation Unit Value for the preceding Valuation Date multiplied by the Accumulation Experience Factor for that Division for the Valuation Period.

We calculate an Accumulation Experience Factor for each Division every Valuation Date as follows:

1. We take the value of the shares belonging to the Division in the corresponding Portfolio as of the close of business that Valuation Date (before giving effect to any Policy transactions for that day, such as premium payments or surrenders). For this purpose, we use the share value reported to us by the managers of the Portfolio.

2. We add any dividends or capital gains distributions declared and reinvested by the Portfolio during the Valuation Period. We subtract from this amount a charge for taxes, if any.

3. We divide the resulting amount by the value of the shares belonging to the Division in the corresponding Portfolio as of the close of business on the preceding Valuation Date. This new amount represents the gross experience factor per Accumulation Unit, before reduction for the expenses of the Variable Account.

4. We subtract a charge for the mortality and expense risk assumed by us under the Policy. The daily charge is .002055% of the Accumulation Unit Value, which is equivalent to an annual rate of .75% of the Accumulation Unit Value. If the previous day was not a Valuation Date, then the charge is adjusted for the additional days between valuations.

The result is the Accumulation Experience Factor for the Valuation Period.

TRANSFERS OF ACCOUNT VALUES

After the Free Look Period ends, up to 12 transfers among the Divisions of the Variable Account or to the Guaranteed Interest Division may be made in each Policy year without charge. There is no limit on the number of transfers, but we charge a fee of $25 for each additional transfer beyond the first 12. Transfers due to the operation of Automatic Rebalancing or Dollar Cost Averaging are not included in determining the limit on transfers without a charge.

Transfer requests should be made in writing to our Customer Service Center. The transfer will take effect as of the Valuation Date we receive the request. The minimum amount we will transfer on any date is $100. This minimum need not come from any one Division or be transferred to any one Division as long as the total amount requested to be transferred equals at least the minimum. However, we will transfer the entire amount in any Division of the Variable Account from which a transfer is requested, if the amount remaining in that Division is less than $100.

We reserve the right to limit excessive trading activity, which can disrupt Portfolio management strategy and increase Portfolio expenses. For example, we may refuse to accept or we may place certain restrictions on transfers made by third-party agents acting on behalf of multiple Owners or made pursuant to market timing services when we determine, at our sole discretion, that such transfers will be detrimental to the Portfolios and the Owners as a whole. Such transfers may cause increased trading and transaction costs, disruption of planned investment strategies, forced and unplanned portfolio turnover, and lost opportunity costs, and may subject the Portfolios to large asset swings that diminish their ability to provide maximum investment return to all Owners.

Transfers from the Guaranteed Interest Division may be made only once during the first 30 days of each Policy year. Transfer requests received within 30 days prior to the Policy anniversary will be deemed to occur as of the Policy anniversary. Transfer requests received on the Policy anniversary or within the following 30 days will be processed. Transfer requests received at any other time will not be processed.

Transfer amounts from the Guaranteed Interest Division to the Divisions of the Variable Account are limited to the greatest of (i) 25% of the balance in the Guaranteed Interest Division at the time of the first transfer or withdrawal in that Policy year, (ii) the sum of the amounts transferred and withdrawn from the Guaranteed Interest Division in the prior Policy year or, (iii) $100.

Transfers of the Account Value to the Guaranteed Interest Division are not limited.

The Owner may utilize a maximum of 18 Divisions for investment over the lifetime of the Policy until current administrative systems are enhanced. See Maximum Number of Investment Divisions, page 15.

If telephone privileges have been elected in an application or sent by written notice to our Customer Service Center, transfers may be made by telephoning our Customer Service Center. See Telephone Privileges, page 48.

DOLLAR COST AVERAGING

We offer a feature called Dollar Cost Averaging to Owners who have at least $10,000 of Account Value invested in either the Division investing in the Fidelity VIP Money Market Portfolio or the Neuberger & Berman AMT Limited Maturity Bond Portfolio. The main objective of Dollar Cost Averaging is to protect Policy values from short-term price fluctuations. Since the same dollar amount is transferred to other Divisions each period, more units are purchased in a Division if the value per unit is low, and fewer units are purchased if the value per unit is high. This plan of allocating Policy values reduces the risk of investing too much when the price of a Portfolio's shares is high and too little when the price of a Portfolio's shares is low. However, participation in Dollar Cost Averaging does not assure a profit nor does it protect against a loss in a declining market.

With Dollar Cost Averaging, a designated dollar amount or percentage of the Account value of the Division investing in the Fidelity VIP Money Market Portfolio or the Neuberger Berman AMT Limited Maturity Bond Portfolio will be transferred automatically each period from the selected Division to one or more other Divisions of the Variable Account. Dollar Cost Averaging transfers may not be made to or from the Guaranteed Interest Division. Any transfers that are a result of the Dollar Cost Averaging feature are not counted toward the limit of 12 transfers that can be made each Policy year without a transfer charge. There is no charge for this feature.

Dollar Cost Averaging allocations may be designated in dollar amounts or whole percentages. The minimum percentage that may be transferred to any one Division is 1% of the total amount transferred to all selected Divisions. The transfer amount under Dollar Cost Averaging may be no less than $100.

The first Dollar Cost Averaging date must be at least five days after our receipt of the request for Dollar Cost Averaging. In no event will Dollar Cost Averaging begin before the end of the Delivery and Free Look Periods. Dollar Cost Averaging may occur monthly, quarterly, semi-annually, or annually on a date requested by the Owner. Unless specified otherwise, Dollar Cost Averaging will take place monthly, on the Monthly Processing Date.

If on any Dollar Cost Averaging date, the amount in the Division from which transfers are to be made is equal to or less than the amount to be transferred, the entire remaining amount will be transferred, and Dollar Cost Averaging will end. Changes to the Dollar Cost Averaging program may be made once each Policy year or Dollar Cost Averaging may be canceled completely by sending satisfactory notice to our Customer Service Center at least five days before the next Dollar Cost Averaging date. If telephone privileges are in effect, changes to the Dollar Cost Averaging program can be made by telephoning our Customer Service Center. See Telephone Privileges, page 48.

A date for Dollar Cost Averaging to terminate may be specified by the Owner. Termination also may occur when the balance remaining in the Division investing in either the Fidelity VIP Money Market Portfolio or the Neuberger & Berman AMT Limited Maturity Bond Portfolio reaches a specified dollar amount.

A Dollar Cost Averaging Program and an Automatic Rebalancing Program may run at the same time.

AUTOMATIC REBALANCING

The Automatic Rebalancing feature provides a method for maintaining a balanced approach to investing Account Values and for simplifying the process of asset allocation over time. The automatic rebalancing feature may be elected with the application or at any subsequent time by completing the appropriate form. Automatic Rebalancing matches Account Value allocations over time to the allocation percentages set by the Owner. During the operation of the automatic rebalancing feature, transfers among the Divisions may occur monthly, quarterly, semi-annually, or annually on a date specified by the Owner. Unless specified otherwise, automatic rebalancing will take place on the last Valuation Date of each calendar quarter.

Automatic rebalancing allocations may be specified for all or some of the Divisions in which the Account Value is invested.

If this feature is elected we will transfer amounts among the Divisions so that, after the transfers, the ratio of the Account Value in each Division to the total Account Value of all Divisions included in automatic rebalancing matches the automatic rebalancing allocation percentage for that Division. This will rebalance the amounts in Divisions that do not match the set allocation, which could result, for example, from Divisions which outperform the other Divisions for that time period.

If automatic rebalancing is elected with the Policy application, the first transfer will occur on the date specified by the Owner following the end of the Delivery and Free Look Periods. If elected after the Policy Date, the first transfer will be processed on the date requested by the Owner which is at least five days after the request is received at our Customer Service Center, or, if no date is specified, the last Valuation Date of the calendar quarter after we receive notification at our Customer Service Center and the Delivery and Free Look Periods have ended.

The allocation percentages for automatic rebalancing may be changed at any time and the Account Value will be reallocated as of the Valuation Date that we receive the allocation instructions at our Customer Service Center. Any reduction in the allocation to the Guaranteed Interest Division, however, will be considered a transfer from the Division and, therefore, must comply with the maximum transfer amount and time limitations on transfers from the Guaranteed Interest Division, as described in Transfers of Account Values on page 27. If we receive an automatic rebalancing request which is in conflict with these provisions, we will ask for revised instructions.

The Owner may terminate the automatic rebalancing feature at any time, as long as we receive notice of the termination at least five days prior to the next automatic rebalancing. If the Guarantee Period is in effect and the automatic rebalancing feature is terminated, diversification of the Net Account Value still must be maintained for the Guarantee Period to continue. If the automatic rebalancing feature is active, the Guarantee Period is in effect, and a request is received for an allocation which does not meet the diversification requirements to maintain the Guarantee Period, we will notify the Owner that the allocation must be changed. See Guaranteed Minimum Death Benefit Provision, page 23.



   We will charge a fee of $25 each time the allocation is changed more than fiv times per Policy year; otherwise, there is no charge for this feature.

An automatic rebalancing program may be run simultaneously with a Dollar Cost Averaging program.

POLICY LOANS

At any time after the first Policy anniversary, or as otherwise required by law, the Owner may borrow against the Policy by using it as security for a loan. The amount borrowed is called a Policy Loan. Unless otherwise required by state law, any new Policy Loan must be at least $100. The maximum amount which can be borrowed as of any Valuation Date equals the Net Cash Surrender Value less monthly deductions to the next Policy anniversary. Maximum loan amount may be different if required by state law. Requests for a Policy Loan may be made by contacting our Customer Service Center. We may impose requirements relating to Policy Loans as necessitated by our administrative system. For example, we may require that loan requests specify a dollar amount rather than a percentage to be taken from a specific Division.

Loan interest charges on a Policy Loan accrue daily at an annual interest rate of 3.75%. Interest is due in arrears on each Policy anniversary. If the interest is not paid when it is due, it will be added to the Policy Loan as of the Policy anniversary.

When an additional loan is requested, the amount requested will be added to the outstanding Policy Loan so only one loan is outstanding at any time. Repayment of all or part of the Policy Loan may be made at any time while the Policy is in force. Unless otherwise indicated, we will assume that any payments, other than Scheduled Premiums, constitute Policy Loan repayments and not premiums.

When a Policy Loan is taken, or if the loan interest is not paid on the Policy anniversary, an amount equal to the Policy Loan amount or interest due is transferred from the Divisions of the Variable Account and the Guaranteed Interest Division to the Loan Division to secure the loan. The Loan Division is part of our General Account, separate from the Guaranteed Interest Division. When transfers are made to the Loan Division, sufficient units of the Variable Account Divisions are redeemed to cover the amount of the loan taken from the Variable Account. We will deduct the amount transferred from each Division in the same proportion that the Account Value in that Division bears to the Net Account Value immediately prior to the loan transaction unless otherwise specified by the Owner. The amounts in each Division will be determined as of the Valuation Date we receive the request for a loan. The Loan Division is credited at an annual rate of

3%.

The amount of interest credited to the Loan Division for the Policy year will be transferred from the Loan Division on each Policy anniversary. When a loan repayment is made, an amount equal to the payment is transferred from the Loan Division. Amounts transferred from the Loan Division will be allocated to the Divisions of the Variable Account and the Guaranteed Interest Division in the same proportion as the current premium allocation unless a different allocation is requested.

A Loan against the Policy will have a permanent effect on the Account Value and, therefore, on the benefits under this Policy, even if the Loan is repaid. When borrowing against the Policy, an amount equal to the Policy Loan is set aside in the Loan Division where it earns a guaranteed rate of interest. Premiums may not be allocated to or amounts transferred to the Loan Division other than by borrowing additional amounts. If not repaid, the Policy Loan and accrued loan interest will be deducted from the amount of the Death Proceeds paid, or the Cash Surrender Value paid on surrender, or the Account Value upon maturity. It also may have an effect on the Guarantee Period and on the length of time the Policy remains in force, since in many cases the Policy will lapse when the Cash Surrender Value minus Policy Loans and accrued loan interest is insufficient to cover the monthly deductions.

If telephone privileges have been elected, a Policy Loan may be requested by telephoning our Customer Service Center. A telephone request for a Policy Loan must be for an amount less than $25,000. See Telephone Privileges, page
48.

Loans may have adverse Tax Consequences. See Modified Endowment Contracts, page 42.

PARTIAL WITHDRAWALS

A Partial Withdrawal may be requested on any Monthly Processing Date after the first Policy anniversary by contacting our Customer Service Center. Only one Partial Withdrawal per Policy year is allowed.

The minimum Partial Withdrawal is $100. The maximum Partial Withdrawal is the amount which will leave $500 as the Net Cash Surrender Value. If a withdrawal of more than this maximum is requested, we will require a full surrender of this Policy. When a Partial Withdrawal is taken, the amount of the withdrawal plus a service fee is deducted from the Account Value. In addition, a Surrender Charge will be deducted from the Account Value if the Partial Withdrawal causes a reduction in the Stated Death Benefit. See Surrender Charge, page 35.

The Stated Death Benefit is not reduced by a Partial Withdrawal when: (i) the Base Death Benefit has been increased to qualify the Policy as life insurance under the Federal income tax laws (see Life Insurance Definition, page 41) and
(ii) the amount withdrawn is no greater than that amount which reduces the Account Value to the level which no longer requires the Base Death Benefit to be increased for Federal income tax law purposes.

For a Policy under an Option 1 death benefit, the Stated Death Benefit is not reduced by a Partial Withdrawal in the circumstances described above. In addition, if no more than 15 years have elapsed since the Policy Date and the Insured is not yet Age 81, a Partial Withdrawal of an amount up to 10% of the Account Value or, if greater, 5% of the Stated Death Benefit, calculated immediately before the Partial Withdrawal is taken will not reduce the Stated Death Benefit. Any additional amount withdrawn does reduce the Stated Death Benefit by that additional amount.

For a Policy under an Option 2 death benefit, a Partial Withdrawal does not reduce the Stated Death Benefit.

No Partial Withdrawal will be allowed if the Stated Death Benefit remaining in force after the Partial Withdrawal would be reduced below the minimum we require to issue this policy. See Group or Sponsored Arrangements or Corporate Purchasers, page 41.

A Partial Withdrawal may also reduce the Target Death Benefit.

Unless otherwise indicated, we will make the withdrawal from the Guaranteed Interest Division and the Divisions of the Variable Account in the same proportion that each Division bears to the Net Account Value immediately prior to the withdrawal. Withdrawals from the Guaranteed Interest Division may not exceed an amount that is greater than the total withdrawal times the ratio of the Account Value in the Guaranteed Interest Division to the total Net Account Value immediately prior to the withdrawal.

We will send a new Schedule to reflect the effect of the withdrawal if there is a change to the Stated Death Benefit or to the Target Death Benefit. We may ask that the Policy be returned to our Customer Service Center to make this change. The withdrawal and any reductions in death benefits will be effective as of the Valuation Date after we receive the request.

If telephone privileges have been elected Partial Withdrawals may be requested by telephoning our Customer Service Center. Any telephone request for a Partial Withdrawal must be for an amount less than $25,000. See Telephone Privileges, page 48.

Partial Withdrawals may have adverse tax consequences. See Modified Endowment Contracts, page 42.

SURRENDER


The Policy may be surrendered for its Net Cash Surrender Value at any time we the Insured is living. This may be done by sending a written request and the Policy to our Customer Service Center. The Net Cash Surrender Value of the Policy equals the Cash Surrender Value minus Policy Loans and accrued loan interest. Costs and expenses which have been deducted from the Net Account Value on the Monthly Processing Date preceding the surrender will not be added or pro-rated at surrender. During the first 14 Policy years, a Surrender Charge is also deducted from the Cash Surrender Value. A new 14 year Surrender Charge period will apply to each additional Segment of the Policy created by a requested increase in the Stated Death Benefit. See Surrender Charge, page
35.

We will compute the Net Cash Surrender Value as of the Valuation Date we receive the request and the Policy at our Customer Service Center. All insurance coverage will end as of that date.

A surrender of the Policy for its Net Cash Surrender Value may have adverse tax consequences. See Modified Endowment Contracts, page 42.

RIGHT TO EXCHANGE POLICY

During the first 24 months following the Policy Date, the Owner has the right to exchange the Policy from one in which the investment experience is not guaranteed for a guaranteed Policy, unless required differently by state law. This is accomplished by transferring of the entire amount in the Divisions of the Variable Account to the Guaranteed Interest Division, and the allocation of all future premium payments to the Guaranteed Interest Division. When this right is exercised, we will not allow allocation of future premium payments or transfers to the Divisions of the Variable Account.

This will, in effect, serve as an exchange of the Policy for the equivalent of a flexible premium universal life insurance policy. No charge will apply to the transfer to exercise this exchange privilege. See The Guaranteed Interest Division, page 18.

LAPSE

Insurance coverage will continue as long as the Net Cash Surrender Value of the Policy is sufficient to pay all the deductions each month. The Policy is guaranteed not to lapse, regardless of its Net Cash Surrender Value, if on each Monthly Processing Date during the first three Policy years, the sum of premiums paid less the sum of Partial Withdrawals and Policy Loans and accrued loan interest is greater than or equal to the sum of the applicable minimum monthly premiums for each Policy month starting with the first Policy Month through and including the Policy Month which begins on the current Monthly Processing Date. The minimum monthly premium is equal to one twelfth of the Minimum Annual Premium.

IF THE GUARANTEED MINIMUM DEATH BENEFIT PROVISION IS NOT IN EFFECT

Unless the Guaranteed Minimum Death Benefit provision or the Special Continuation Period is in effect and all requirements have been met, the Policy including its Riders will lapse on any Monthly Processing Date that the Net Cash Surrender Value of the Policy is not sufficient to pay the monthly deductions from the Account Value. A 61-day grace period will begin on that Monthly Processing Date. See Grace Period, page 32.

If we do not receive full payment of the requested amount within the 61 days, the Policy and all Riders attached will lapse without value. We will withdraw any remaining balance of the Account Value from the Divisions of the Variable Account and the Guaranteed Interest Division. We will deduct amounts owed to us, including any applicable Surrender Charge, and inform the Owner that the Policy has ended.

If the Insured dies during the grace period, we will pay the Death Proceeds to the Beneficiary subject to reductions for Policy Loans, accrued loan interest, and any monthly deductions due.

IF THE GUARANTEED MINIMUM DEATH BENEFIT PROVISION IS IN EFFECT

After the Special Continuation Period if the Guaranteed Minimum Death Benefit is in effect, the Stated Death Benefit of the Policy will not lapse during the Guarantee Period even if the Net Cash Surrender Value is not sufficient to cover all the deductions from the Account Value on any Monthly Processing Date. See Guaranteed Minimum Death Benefit Provision, page 23.

The benefits provided by Riders attached to the Policy and any amount by which the Base Death Benefit exceeds the Stated Death Benefit are not protected by the Guaranteed Minimum Death Benefit Provision. Therefore, these benefits will lapse if the Net Cash Surrender Value is not sufficient to cover all the deductions from the Account Value on any

Monthly Processing Date (unless the Policy is in the three-year Special Continuation Period).

While the Guaranteed Minimum Death Benefit applies, unless the Policy is in the three-year Special Continuation Period, the Account Value may be reduced by monthly deductions, but not below zero. Any monthly deductions during the Guarantee Period which would reduce the Account Value below zero will be waived permanently.

The Guaranteed Minimum Death Benefit will be terminated if the Policy does not meet the monthly premium or diversification tests as explained in Requirements to Maintain the Guarantee Period, page 24. If the Guaranteed Minimum Death Benefit is terminated, the normal test for lapse will resume.

GRACE PERIOD

If the following conditions occur as of a Monthly Processing Date, the Policy will enter into the 61-day Grace Period:

(i)    The Net Cash Surrender Value is zero or less;

(ii)   The Guarantee Period has expired or been terminated; and

(iii) The three-year Special Continuation Period has expired or the required premium has not been paid.

We will, at least 30 days before the end of a grace period, notify the Owner or any assignee in writing at the last known address on our records that the grace period has begun. The notification will include the amount of premium payment necessary to reinstate the Policy and all Riders attached. The premium required to reinstate the Policy is generally the amount of past due charges plus the amount that will cover estimated monthly deductions for the Policy and all attached Riders for the following two months. If we receive payment of this amount before the end of the grace period, we will use it to make the overdue deductions. Any balance remaining will be applied to the Account Value in the same manner as other premium payments.

REINSTATEMENT

If the Policy Owner fails to pay sufficient premiums prior to the end of the Grace Period, the Policy and its Riders, other than the Guaranteed Minimum Death Benefit, may be reinstated within five years after the Grace Period. Unless otherwise required by state law, we will reinstate the Policy and any Riders if:

(i) The Policy has not been surrendered for its Net Cash Surrender Value;

(ii) Satisfactory evidence is provided to us that the Insured and the Insureds under any Riders are still insurable according to our normal rules of underwriting for this type of Policy; and

(iii) We receive a premium payment sufficient to keep the Policy and its Riders in force from the beginning to the end of the grace period and for two mo following the date of the reinstatement, unless required differently by s law.

The reinstatement will be effective as of the Monthly Processing Date following our approval of the reinstatement application. Upon reinstatement of the Policy, the Surrender Charges will be reinstated for the amount and duration remaining at the time the Policy lapsed. We also will reinstate any Policy Loan which existed when coverage ended, with accrued loan interest to the date of lapse. Net Premiums received after reinstatement will be allocated according to the premium allocation instructions in effect at the start of the grace period or as otherwise directed by the owner.

Once terminated, the Guaranteed Minimum Death Benefit cannot be reinstated.


CHARGES, DEDUCTIONS AND REFUNDS

DEDUCTIONS FROM PREMIUMS

Unless a loan is outstanding (see Policy Loans, page 29), payments received before the Maturity Date are considered to be premiums. Certain expenses are deducted from premium payments. The Net Premium is then added to the Account Value. The expenses which are deducted from premiums include the tax charges and the sales charge.

TAX CHARGES

Most states levy taxes on life insurance premium payments. The amount of these taxes vary from state to state, and may vary from jurisdiction to jurisdiction within a state. We currently deduct an amount equal to 2.5% of each premium to pay applicable premium taxes. The 2.5% rate approximates the average tax rate we expect to pay on premiums from all states.

A charge currently equal to 1.5% of each premium payment is deducted to cover our estimated cost for the Federal income tax treatment of deferred acquisition costs determined solely by the amount of life insurance premiums we receive. This charge for deferred acquisition costs is reasonable in relation to Security Life's increased Federal income tax burden resulting from the receipt of premium payments, under Internal Revenue Code
Section 848.

Except as limited by state law, we reserve the right to increase or decrease the premium expense charge for taxes due to any change in tax law. We further reserve the right to increase or decrease the premium expense charge for the Federal income tax treatment of deferred acquisition costs due to any change in the cost to us.

SALES CHARGE

A percentage of each premium is deducted to compensate us for a portion of the cost of selling the Policy. The percentage deducted is determined by the Insured's Age on the Policy Date or the date of an increase in coverage:

   Age of Insured          Sales Charge Percentage
   --------------          -----------------------
       0 - 49                        2.25%
      50 - 59                        3.25%
      60 - 85                        4.25%

These deductions from premiums are only a part of the total sales charge that will be assessed against the Account Value if the Policy is surrendered during the first 14 Policy years or the first 14 Policy years following an increase to the Stated Death Benefit. See Surrender Charge, page 35.

For a Policy with multiple Segments, premiums paid are allocated to the Segments in the same proportion as the guideline annual premium (as defined by the Federal income tax law) for each segment bears to the total guideline annual premium for the Stated Death Benefit.

The sales charge covers the costs of distribution, of preparing our sales literature, promotional expenses, and other direct and indirect expenses. The amount of this charge cannot be specifically related to sales expenses in a particular year since we recover these costs over the period the Policies remain in effect. We pay the sales expenses from our own resources, including this sales charge, any Surrender Charges we may collect, and any profit we may earn on the other charges deducted under the Policy. The sales charge may be reduced or waived for certain group or sponsored arrangements or corporate purchasers.

DAILY DEDUCTIONS FROM THE VARIABLE ACCOUNT

MORTALITY AND EXPENSE RISK CHARGE

Each day a charge is deducted for the mortality and expense risks we assume. This charge is equal to 0.002055% per day of the amount in the Divisions of the Variable Account, which is equivalent to an annual rate of 0.75% of the portion of the Account Value allocated to the Variable Account.

We assess the mortality and expense risk charge to compensate us for assuming mortality and expense risks under the Policies. The mortality risk we assume is that Insureds, as a group, may live for a shorter period of time than estimated and, therefore, the cost of insurance charges specified in the Policy will be insufficient to meet our actual claims. The expense risk we assume is that other expenses we incur in issuing and administering the Policies and operating the Variable Account will be greater than the amount we estimated when setting the charges for these expenses. We will realize a profit from this fee to the extent it is not needed to provide benefits and pay expenses under the Policies. We may use this profit for other purposes, including any distribution expenses not covered by the sales charge or sales Surrender Charge.

This charge is not assessed against the amount of the Account Value which is allocated to the Guaranteed Interest Division, nor to amounts in the Loan Division. We credit the Account Value with a persistency refund equivalent to 0.5% per year for each Segment that has been in force for at least ten Policy years, which effectively reduces the charge for mortality and expense risks. See Persistency Refund, page 35.

MONTHLY DEDUCTIONS FROM THE ACCOUNT VALUE

The following charges are deducted from the Account Value on each Monthly Processing Date. These deductions are taken from the Divisions of the Variable Account and the Guaranteed Interest Division in the same proportion that the Account Value in each Division bears to the total Net Account Value as of the Monthly Processing Date.

INITIAL POLICY CHARGE

The initial Policy charge is $10 per month for the first three Policy years. This charge covers such costs as application processing, medical examinations, establishment of Policy records and insurance underwriting costs. This charge is designed to reimburse us for expenses and we do not expect to gain from it.

MONTHLY ADMINISTRATIVE CHARGE

This charge is comprised of a per Policy charge of $3 per month plus a charge of $0.0125 per thousand of Stated Death

Benefit (or Target Death Benefit, if greater), and is guaranteed never to exceed this amount. The per thousand charge is limited to $15 per month. This charge is designed to cover the ongoing costs such as premium billing and collections, claim processing, Policy transactions, record keeping, reporting and other communications with Owners, and other expenses and overhead. This charge is designed to reimburse us for expenses and we do not expect to gain from it.

COST OF INSURANCE CHARGES

The cost of insurance charges compensate us for the anticipated cost of paying the amount of the Death Proceeds that exceeds the Account Value upon the death of the Insured. The cost of insurance charges are calculated monthly, and equal our current monthly cost of insurance rate times the Net Amount at Risk for each portion of the death benefit. Net Amount at Risk for each portion of the death benefit is calculated at the beginning of the Policy month. The Net Amount at Risk for the Base Death Benefit is equal to the difference between the current Base Death Benefit and the amount of the Account Value. For this purpose, the amount of the Account Value is determined after deduction of charges and Rider charges due on that date, other than cost of insurance charges for the Base Death Benefit, any Adjustable Term Insurance Rider and Waiver of Cost of Insurance Rider. The Net Amount at Risk for the Adjustable Term Insurance Rider is equal to the amount of the benefit provided. If the Base Death Benefit at the beginning of the month is increased due to the requirements of Federal income tax law definition of life insurance, Net Amount at Risk for the Base Death Benefit that month will also increase, and the Net Amount at Risk for the Adjustable Term Insurance Rider will be reduced. Therefore, the amount of the cost of insurance charges will vary from month to month with changes in the Net Amount at Risk, changes in the makeup of the death benefit, and with the increasing Age of the Insured.

The cost of insurance rates are based on the Age, sex and Premium Class of the Insured on the Policy Date or at the time a Base coverage segment is added. Unisex rates are used where appropriate under applicable law, including the state of Montana and Policies purchased by employers and employee organizations in connection with employment-related insurance or benefit programs. Net Amount at Risk is allocated to Segments in the same proportion that each Segment bears to the total Stated Death Benefit for all coverage segments as of the Monthly Processing Date. Separate cost of insurance rates apply to the Base Death Benefit, the Adjustable Term Insurance Rider and any additional Segments. In addition, rates are greater for Policies with Stated Death Benefit (or Target Death Benefit, if any) that is less than $100,000 on the Policy Date. We may change these rates from time to time, but they will never be more than the guaranteed maximum rates set forth in the Policy. These rates are based on the 1980 Commissioner's Standard Ordinary Mortality Tables.

We may offer Policies on a guaranteed issue basis under certain group or sponsored arrangements. If an eligible group or sponsored arrangement purchases Policies on a guaranteed issue basis, the Policies will be issued up to a predetermined face amount, with minimal evidence of insurability. Policies issued on a guaranteed issue basis may present different mortality costs to us compared to underwritten Policies. We may charge different cost of insurance rates and use different rating standards for guaranteed issue Policies. The cost of insurance charges may depend on the issue Age of the Insured, the size of the group, and the total premium to be paid by the group. Under most guaranteed issue Policies, the overall charges for insurance will be higher than under a comparable underwritten Policy issued in the preferred nonsmoker, standard nonsmoker, or standard smoker class. This means that an Insured may be able to obtain individual underwritten insurance coverage at a lower overall cost.

CHARGES FOR ADDITIONAL BENEFITS

The cost of additional benefits added by Rider will be deducted monthly on the Monthly Processing Date. We may change these charges, but the Schedule contains tables showing the guaranteed maximum rates. See Additional Benefits, page 24.

GUARANTEED MINIMUM DEATH BENEFIT CHARGE

If the Guaranteed Minimum Death Benefit is elected, we currently charge $0.005 per thousand of Stated Death Benefit each month during the Guarantee Period. This charge is guaranteed never to exceed $0.01 per thousand of Stated Death Benefit each month.

CHANGES IN MONTHLY CHARGES

Any changes in the cost of insurance charges or charges for additional benefits or the guaranteed minimum death benefit charge will be made by class of Insured and will be based on changes in future expectations about such things as investment earnings, mortality, the length of time policies will remain in effect, expenses and taxes. In no event will they exceed the guaranteed maximum rates defined in the Policy.

POLICY TRANSACTION FEES

In addition to the deductions described above, we charge fees for certain Policy transactions.

Transaction fees are taken from the Divisions of the Variable Account and the Guaranteed Interest Division in the same proportion that the Account Value in each Division bears to the Net Account Value immediately after the transaction.

PARTIAL WITHDRAWAL

A service fee equal to the lesser of $25 or 2% of the amount requested will be charged against the Account Value for each Partial Withdrawal. In addition, a Surrender Charge may apply. See Partial Withdrawals, page 30.

TRANSFERS

We charge a fee of $25 for each additional transfer beyond the first 12 in a Policy year. All transfers included in one transfer request count as a single transfer when we calculate the fee. There will not be a transfer fee if transferring the Account Value into the Guaranteed Interest Division pursuant to the Exchange Right provided by this Policy. See Transfers of Account Values, page 27, and Right to Exchange Policy, page 12.

ALLOCATION CHANGES

We charge a $25 fee each time the premium or automatic rebalancing allocation is changed more than five times each per Policy year.

ILLUSTRATIONS

We reserve the right to charge a fee, not to exceed $25, for each Policy illustration in excess of one per Policy year.

PERSISTENCY REFUND

Long-term Owners of FirstLine will receive a persistency refund.

Each month the Policy or a Segment remains in force after its tenth Policy anniversary, we will credit the Account Value with a refund equivalent to 0.5% of the Account Value on an annual basis for that Segment (0.04167% monthly). The Account Value will be allocated to each Segment based upon the number of completed Policy years that Segment has been in force and the size of the guideline annual premium as defined by the Federal income tax law definition of life insurance.

The Persistency refund will be added to the Divisions of the Variable Account and the Guaranteed Interest Division in the

same proportion that the Account Value in each Division bears to the Net Account Value as of the Monthly Processing Date.

The following is an example of how the persistency refund affects the Account Value each month if the policy has no loan:

Account Value = $10,000 (all in the Variable Divisions)

Monthly persistency refund Rate = .0004167

Persistency refund = 10,000 x .0004167 = $4.17

               Before       After
               Persistency  Persistency
               Refund       Refund
               ------       ------

Variable
Divisions      $10,000.00   $10,004.17

The following is an example of how the persistency refund affects the Account Value each month if the Policy has a loan:

Account Value = $10,000

Account Value in the Variable Divisions = $5,000

Account Value in the Loan Division = $5,000

Monthly persistency refund Rate = .0004167

Persistency refund = 10,000 x .0004167 = $4.17

               Before        After
               Persistency   Persistency
               Refund        Refund
               ------        ------

Variable
Divisions      $5,000.00     $5,004.17

Loan Division  $5,000.00     $5,000.00

SURRENDER CHARGE

We assess a Surrender Charge against the Account Value upon surrender, reduction in Stated Death Benefit or lapse in the first 14 Policy years, or the 14 Policy years following an addition of a new Segment. The Surrender Charge is designed to recover our expenses from issuing and distributing Policies. The Surrender Charge consists of two parts: an administrative Surrender Charge and a sales Surrender Charge.

During the first 14 years of the Policy or within 14 years of adding a Segment, if the Owner requests a decrease to the

Stated Death Benefit of the Policy or takes a Partial Withdrawal which decreases the Stated Death Benefit, we will deduct a portion of the Surrender Charge from the Account Value. The amount of the Surrender Charge which will be deducted from the Account Value is the Surrender Charge in effect before the reduction minus the Surrender Charge in effect after the reduction.

A decrease to the Stated Death Benefit as a result of a change to the death benefit option does not result in a Surrender Charge deduction from the Account Value and future Surrender Charges will not be reduced.

An increase to the Stated Death Benefit as a result of a change to the death benefit option does not result in an increase in the maximum sales Surrender Charge. All other increases in Stated Death Benefit will increase the maximum sales and administrative Surrender Charges.

If the maximum Surrender Charge is changed, we will send a new Schedule showing the new maximum Surrender Charge. Maximum Surrender Charges apply only if the Policy is surrendered or lapses (after paying enough premiums to reach the maximum Surrender Charge).

The amount of the administrative Surrender Charge and the maximum sales Surrender Charge stays level for the first seven Policy years following the effective date of a coverage segment. It then decreases at the beginning of each subsequent Policy year by 12.5% of the amount in effect at the end of the seventh Policy year until it reaches zero at the beginning of the 15th year or the year in which the Insured reaches Age 98, whichever is earlier.

ADMINISTRATIVE SURRENDER CHARGE

The administrative Surrender Charge is a dollar amount for each $1,000 of Stated Death Benefit. This dollar amount is based on the Insured's Age at the Policy Date or the time that a new Stated Death Benefit coverage segment is added:

            Administrative Surrender Charge Per
Insured's Age    Thousand of Stated Death Benefit
-------------    --------------------------------

  0 - 39                      $2.50
 40 - 49                      $3.50
 50 - 59                      $4.50
 60 - 69                      $5.50
 70 and above                 $6.50

For example, the administrative Surrender Charge will be $350 for a Policy with a Stated Death Benefit of $100,000 if the Insured is 40 on the Policy Date.

During the first 14 Policy years or within 14 Policy years of adding a Segment, if a decrease to the Stated Death Benefit is requested or a Partial Withdrawal is taken which causes the Stated Death Benefit to decrease, the administrative Surrender Charge will decrease in the same proportion that the Stated Death Benefit decreases. The amount by which the Administrative Surrender charge decreases will be deducted from the Account Value.

The administrative Surrender Charge is designed to cover part of the administrative expenses, such as application processing, establishment of Policy records and insurance underwriting costs. It also includes costs associated with the development and operation of our systems for administering the policies. We do not expect to profit from the administrative Surrender Charge.

SALES SURRENDER CHARGE

The sales Surrender Charge is calculated for each Segment by allocating premiums paid to Segments in the same proportion that the guideline annual premium for each Segment (as defined by the Federal income tax laws) bears to the sum of the guideline annual premiums for all Segments. The sales Surrender Charge is 25% of paid premiums up to the Target Premium for the Segment without any substandard ratings (Base Standard Target Premium) plus 5% of premiums paid in the first seven Policy years following the effective date of a coverage Segment in excess of the Base Standard Target Premium for the Segment. The sales Surrender Charge will not exceed 50% of the Base Standard Target Premium.
Target Premiums are not based on the Scheduled Premium. Target Premiums are actuarially determined based on the Age and sex of the Insured. The Target Premium for the Policy and any Segments added since the Policy Date will be listed in the Schedule.

The maximum sales Surrender Charge for the Stated Death Benefit will be shown in the Schedule attached to the Policy.

Upon a decrease in the Stated Death Benefit (other than due to a change in the death benefit option) the Target Premium for each Segment will be reduced in the same proportion that the Stated Death Benefit is reduced.

If the new Target Premium for each Segment is greater than or equal to the paid premiums which are allocated to the Segment, the maximum sales Surrender Charge in the future will be reduced, but a sales Surrender Charge will not be deducted from the Account Value.

If the new Target Premium for each Segment is less than the sum of the paid premiums which are allocated to the Segment, the maximum sales Surrender Charge in the future will be reduced and a sales Surrender Charge will be deducted from the Account Value. The new sales Surrender

Charge will be recalculated as if the new Target Premium was always in effect for the Segment. A deduction equal to the difference between the sales Surrender Charge prior to the decrease less the sales Surrender Charge after the decrease will be taken from the Account Value.

Upon a Partial Withdrawal which causes the Stated Death Benefit to be reduced, or a requested decrease to the Stated Death Benefit occurring more than seven years following the Policy Date or the date a Segment is added, the maximum sales Surrender Charge in the future will be reduced in the same proportion that the Stated Death Benefit is reduced.

The amount of the sales Surrender Charge in a Policy year is not related to our actual sales expenses in that year. To the extent sales expenses are not covered by the sales Surrender Charge, we will cover them from other funds.

CALCULATION OF SURRENDER CHARGE EXAMPLES:

If the Stated Death Benefit is $100,000 for an Insured Age 45 on the Policy Date and the Target Premium on this Policy is $1,500, the actual Surrender Charge assuming that a $1,000 premium is paid each Policy year is shown in the table below:




Policy Year       Administrative        Sales Surrender      Actual Surrender
                 Surrender Charge           Charge                Charge

     1              $350.00                  $250.00              $600.00
     2               350.00                   400.00               750.00
     3               350.00                   450.00               800.00
     4               350.00                   500.00               850.00
     5               350.00                   550.00               900.00
     6               350.00                   600.00               950.00
     7               350.00                   650.00              1000.00
     8               306.25                   568.75               875.00
     9               262.50                   487.50               750.00
     10              218.75                   406.25               625.00
     11              175.00                   325.00               500.00
     12              131.25                   243.75               375.00
     13               87.50                   162.50               250.00
     14               43.75                    81.25               125.00
     15                0.00                     0.00                 0.00

If the Stated Death Benefit is reduced on the third Policy anniversary to $90,000, the Target Premium will be reduced proportionately and will equal $1,350 (90% of $1,500). A sales Surrender Charge in the amount of $30 (the difference between the sales Surrender Charge immediately prior to the decrease and the sales Surrender Charge calculated assuming the new Target Premium was always in effect for the Policy) and an administrative Surrender Charge in the amount of $35 ($350 - $315 where $315 is equal to 90% of the original administrative Surrender Charge of $350) will be deducted from the Account Value. The resulting actual Surrender Charge for each Policy year is shown below:

Policy Year       Administrative        Sales Surrender      Actual Surrender
                 Surrender Charge           Charge                Charge
     1              $350.00                  $250.00               $600.00
     2               350.00                   400.00                750.00
     3               350.00                   450.00                800.00
     4               315.00                   470.00                785.00
     5               315.00                   520.00                835.00
     6               315.00                   570.00                885.00
     7               315.00                   620.00                935.00
     8               275.63                   542.50                818.13
     9               236.25                   465.00                701.25
     10              196.88                   387.50                584.38
     11              157.50                   310.00                467.50

     12              118.13                   232.50                350.63
     13               78.75                   155.00                233.75
     14               39.38                    77.50                116.88
     15                0.00                     0.00                  0.00

CHARGES FROM PORTFOLIOS

The Variable Account purchases shares of the Portfolios at net asset value. The price reflects investment management fees and other direct expenses that have already been deducted from the assets of the Portfolio. The following table describes these investment management fees and other direct expenses of the Portfolios.

PORTFOLIO ANNUAL EXPENSES (AS A PERCENTAGE OF PORTFOLIO AVERAGE NET  ASSETS) 1

                                                     Investment                       Total Portfolio
                   Portfolio                      Management Fees    Other Expenses      Expenses
                   ---------                      ---------------    --------------   ---------------
NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST 2
Limited Maturity Bond Portfolio                        0.65%              0.13%             0.78%
Growth Portfolio                                       0.83%              0.09%             0.92%
Partners Portfolio                                     0.84%              0.11%             0.95%
THE ALGER AMERICAN FUND
Alger American Small Capitalization Portfolio          0.85%              0.03%             0.88%
Alger American MidCap Growth Portfolio                 0.80%              0.04%             0.84%
Alger American Growth Portfolio                        0.75%              0.04%             0.79%
Alger American Leveraged AllCap Portfolio              0.85%              0.24%             1.09%
FIDELITY VARIABLE INSURANCE PRODUCTS FUND
VIP Growth Portfolio                                   0.61%              0.08%             0.69%4
VIP Overseas Portfolio                                 0.76%              0.17%             0.93%4
VIP Money Market Portfolio                             0.21%              0.09%             0.30%
 FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
VIP II Asset Manager Portfolio                         0.64%              0.10%             0.74%4
VIP II Index 500 Portfolio                             0.13%              0.15%             0.28%5
INVESCO VARIABLE INVESTMENT FUNDS, INC.
INVESCO VIF - Total Return Portfolio                   0.75%              0.19%             0.94%6,7
INVESCO VIF - Industrial Income Portfolio              0.75%              0.20%             0.95% 6,8
INVESCO VIF - High Yield Portfolio                     0.60%              0.27%             0.87% 6.9
INVESCO VIF - Utilities Portfolio                      0.60%              0.56%             1.16% 6,10
INVESCO VIF - Small Company Growth Fund                0.75%              0.25%             1.00%
VAN ECK WORLDWIDE INSURANCE TRUST
Worldwide Hard Assets Fund                             1.00%              0.11%             1.11%
Worldwide Real Estate Fund                             1.00%              0.25%             1.25%
Worldwide Emerging Markets Fund                        1.00%             0.27 %             1.27%
Worldwide Bond Fund                                    1.00%              0.12%             1.12%
AIM VARIABLE INSURANCE FUNDS, INC.
AIM VI - Capital Appreciation                          0.64%              0.09%             0.73%
AIM VI - Government Securities                         0.50%              0.41%             0.91%


1 The preceding Portfolio expense information was provided to us by the Portfolios, and we have not independently verified such information. These Portfolio expenses are not direct charges against Division assets or reduction from Contract values; rather these Portfolio expenses are taken into consideration in computing each underlying Portfolio's net asset value, which the share price used to calculate the unit values of the Divisions. For a more complete description of the Portfolios' costs and expenses, see the prospectuses for the Portfolios.

2 Neuberger & Berman Advisers Management Trust (the "Trust") is divided into portfolios ("Portfolios"), each of which invests all of its net investable assets in a corresponding series ("Series") of Advisers Managers Trust. The figures reported under "Investment Management and Administration Fees" include the aggregate of the administration fees paid by the Portfolio and the management fees paid by its corresponding Series. Similarly, the "Other Expenses" includes all other expenses of the Portfolio and its corresponding series. See "Expenses" in the Trust's Prospectus. Expenses reflect expense reimbursement. NBMI has voluntarily undertaken to limit the Portfolios' compensation of NBMI and excluding taxes, interest, extraordinary expense, brokerage commissions and transaction costs, that exceed 1% of the Portfolios' average daily net asset value. These expense reimbursement policies are subject to termination upon 60 days written notice to the Portfolios.

3 The Alger American Leverage AllCap Portfolio's "Other Expenses" includes 0.03% of interest expense.

4 A portion of the brokerage commissions the Portfolio paid was used to reduce its expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent regarding expenses. Including these reductions, the total operating expenses presented in the table would have been 0.67% for Growth Portfolio, 0.92% for Overseas Portfolio, and 0.73% for Asset Manager Portfolio.

5 FMR agreed to reimburse a portion of Index 500 Portfolio's expenses during the period. Without this reimbursement, the funds' management fee, other expenses and total expenses would have been 0.28%, 0.15% and 0.43% respectively for Index 500 Portfolio on an annualized basis.

6 The Portfolios' custodian fees were reduced under an expense offset arrangement. In addition, certain expenses of the Portfolio's are being absorbed voluntarily by INVESCO Funds Group, Inc. ("IFG"). The above ratios reflect total expenses, less expenses absorbed by IFG, prior to any expense offset.

7 Various expenses of the Portfolio were voluntarily absorbed by IFG for the years ended December 31, 1996, and 1995 and the period ended December 31, 1994. If such expenses had not been voluntarily absorbed, ratio expenses to average net assets would have been 1.30%, 2.51% and 16.44%, respectively, and ratio of net investment income to average net assets would have been 3.08%, 2.41% and (11.72%), respectively.

8 Various expenses of the Portfolio were voluntarily absorbed by IFG for the years ended December 31, 1996 and 1995 and the period ended December 31, 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.19%, 2.31% and 32.55%, respectively, and ratio of net investment income to average net assets would have been 2.63%, 2.22% and (30.07%), respectively.

9 Various expenses of the Portfolio were voluntarily absorbed by IFG for the years ended December 31, 1996 and 1995 and the period ended December 31, 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.32%, 2.71% and 30.38% respectively, and ratio of net investment income to average net assets would have been 8.74%, 7.05% and (26.92%), respectively.

10 Various expenses of the Portfolio were voluntarily absorbed by IFG for the years ended December 31, 1996 and 1995. If such expenses had not been voluntarily absorbed, ratio expenses to average net assets would have been 5.36%, and 57.13%, respectively, and ratio of net investment income to average net assets would have been (1.28%), and (52.86), respectively.

GROUP OR SPONSORED ARRANGEMENTS OR CORPORATE PURCHASERS

This Policy is available for purchase by individuals, corporations or other institutions. Group arrangements include those in which a trustee, an employer, or an association either purchases Policies covering a group of individuals on a group basis or endorses the Policy to a group of individuals. Sponsored arrangements include those in which an employer or association allows us to offer Policies to its employees or members on an individual basis.

For group or sponsored arrangements (including home office employees of Security
Life) and for corporate purchases or special exchange programs which Security Life may offer from time to time, we may reduce or eliminate the Surrender Charge, the length of time a Surrender Charge applies, the administrative charge, the minimum Stated Death Benefit, the maximum Target Death Benefit, the Minimum Annual Premium, the Target Premium, the sales charges, cost of insurance charges, or other charges normally assessed to reflect the expected economies resulting from a group or sponsored arrangement or a corporate purchaser. We also may allow Partial Withdrawals to be taken without a Surrender Charge.

Our costs for sales, administration and mortality generally vary with the size and stability of the group, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements. We will make any reductions according to our rules in effect when an application form for a Policy is approved. We may change these rules from time to time. Any variation in the Surrender Charge, administrative charge or other charges, fees and privileges will reflect differences in costs or services and will not be unfairly discriminatory.

Group and sponsored plan rates are negotiated independently between Security Life and its reinsurers; thus, the rates will vary depending on group or plan size, general insurability, and underwriting standards as defined for group purposes. The negotiated rates are subject to conditions and underwriting standards which are available to Security Life at the time of sale and which reflect our costs and services. Such rates and standards shall not be unfairly discriminatory.

OTHER CHARGES

Under current law we pay no tax on investment income and capital gains reflected in variable life insurance policy reserves (except to the extent the Federal deferred acquisition cost may be considered such a tax). Consequently, no charge is currently being made to any Division of our Variable Account for our Federal income taxes. We reserve the right, however, to make such a charge in the future if the tax law changes and we incur Federal income tax which is attributable to the Variable Account.

We must pay state and local taxes (in addition to applicable taxes based on premiums) in several states. At the present time, these taxes are not substantial. However, if these taxes increase, we reserve the right to charge for such taxes when they are attributable to our Variable Account.


TAX CONSIDERATIONS

The following discussion provides a general description of the Federal income tax consequences of the Policy, based on our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the IRS. This discussion is general in nature, and should not be considered tax advice. Further, it is not intended to present an exhaustive survey of all the tax issues that might arise under the Policy. Because of the complexity of the laws and the fact that tax results will vary according to the particular circumstances of the Owner, a legal or tax adviser should be consulted prior to purchasing the Policy.

LIFE INSURANCE DEFINITION

Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") sets forth the definition of a life insurance contract for Federal tax purposes. The entire death benefit of a life insurance contract is excludable from gross income of the beneficiary under Section 101(a)(l) of the Code. However, there are exceptions to this general rule such as transfers for value and distributions from a policy owned by a qualified plan. The Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing
Section 7702. While proposed regulations and other interim guidance has been issued, final regulations have not been adopted. In short, guidance as to how
Section 7702 is to be adopted is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not qualify for the favorable tax treatment normally provided to a life insurance policy.

Section 7702 provides that if one of two alternate tests are met, a Policy will be treated as a life insurance policy for Federal income tax purposes. These tests are referred to as the "Cash Value Accumulation Test" and the "Guideline

Premium/Cash Value Corridor Test."

Under the Cash Value Accumulation Test, there is no limit to the amount that may be paid in premiums as long as there is enough death benefit in relation to Account Value at all times. The death benefit at all times must be at least equal to an actuarially determined factor, depending on the Insured's Age, sex, and Premium Class at any point in time, multiplied by the Account Value. See Appendix A, page 65, for a table of the Cash Value Accumulation Test factors.

The Guideline Premium/Cash Value Corridor Test provides for a maximum premium in relation to the Death Benefit, and a minimum "corridor" of death benefit in relation to Account Value. In most situations, the death benefit that results from the Guideline Premium/Cash Value Corridor Test will ultimately be less than the amount of death benefit required under the Cash Value Accumulation Test.
See Appendix B, page 73, for a table of the Guideline Premium/Cash Value Corridor Test factors.

This Policy allows the Owner to choose, at the time of application, which of these tests will apply to the Policy. A choice of tests is irrevocable. Regardless of which test is chosen, we will at all times assure that the Policy meets the statutory definition which qualifies the Policy as life insurance for Federal income tax purposes. In addition, as long as the Policy remains in force, increases in Account Value as a result of interest or investment experience will not be subject to Federal income tax unless and until there is a distribution from the Policy, such as a Partial Withdrawal or loan.

The favorable tax treatment of Section 101(a) will not apply to benefits paid at maturity of the Policy (age 100). See Benefits at Maturity page 26. Also, any interest payment accrued on Death Proceeds paid either as a lump sum or other than in one lump sum may be subject to tax. See Settlement Provisions, page 49.

The Federal government has in the past and may in the future consider new legislation or regulations that, if enacted, could change the Federal income tax treatment of life insurance policy income, exchanges, transfers, or death benefits. Any such change could have a retroactive effect. Such concerns should be addressed by a legal or tax adviser.

DIVERSIFICATION REQUIREMENTS

In addition to meeting the tests required under Section 7702, Section 817(h) of the Code requires that the investments of separate accounts such as the Variable Account be adequately diversified. Regulations issued by the Secretary of the Treasury set the standards for measuring the adequacy of this diversification. To be adequately diversified, each Division of the Variable Account must meet certain tests. A variable life policy that is not adequately diversified under these regulations would not be treated as life insurance under Section 7702 of the Code. If this were to occur, the Owner would be subject to Federal income tax on the income under the Policy as it is earned. The Portfolios in which the Variable Account invests have provided certain assurances that they will meet the applicable diversification standards.

In certain circumstances, Owners of variable life insurance contracts may be considered the Owners, for Federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract Owner will be considered the Owner of separate account assets if the contract Owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury also announced, in connection with the issuance of temporary regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policy owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as Owners of the underlying assets."

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that Policy Owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating premium payments and Policy values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Variable Account. In addition, Security Life does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury has stated it expects to issue. Security Life therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Variable Account or to otherwise qualify the Policy for favorable tax treatment.

MODIFIED ENDOWMENT CONTRACTS

Code Section 7702A establishes a class of life insurance contracts designated as "Modified Endowment Contracts", which applies to Policies entered into or materially changed after June 20, 1988.

Due to the Policy's flexibility, classification as a Modified Endowment Contract will depend on the individual circumstances of each Policy. In general, a Policy will be a Modified Endowment Contract if the accumulated premiums paid at any time during the first seven Policy years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven, level annual premiums. The determination of whether a Policy will be a Modified Endowment Contract after a material change generally depends upon the relationship of the death benefit and the Account Value at the time of such change and the additional premiums paid in the seven years following the material change.

The rules relating to whether a Policy will be treated as a Modified Endowment Contract are extremely complex and cannot be fully described in the limited confines of this summary. Therefore, a current or prospective Owner should consult with a competent adviser to determine whether a policy transaction will cause the Policy to be treated as a Modified Endowment Contract. Security Life will, however, monitor Policies and will attempt to notify an Owner on a timely basis if the Owner's Policy becomes a Modified Endowment Contract.

TAX TREATMENT OF PREMIUMS

No tax deduction is allowed for premiums paid on any life insurance policy covering the life of any officer or employee, or of any person financially interested in any business carried on by the taxpayer, when the taxpayer is a beneficiary (directly or indirectly) under such policy.

Consult your tax adviser for advice on the availability of deductions.

LOANS, LAPSES, SURRENDERS AND WITHDRAWALS

IF THE POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT

If a Policy is not a Modified Endowment Contract, as long as it remains in force, a loan under the Policy will be treated as indebtedness and no part of the loan will be subject to current Federal income tax. Interest paid (or accrued by an accrual basis taxpayer) on the loan may or may not be tax deductible. Consult your tax adviser for advice on the availability of deductions.

Any time a Policy is surrendered or lapses, the excess, if any, of the Cash Surrender Value over the Owner's "investment in the Policy" will be subject to Federal income tax as ordinary income. "Investment in the Policy" means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus
(ii) the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by a Policy that is a Modified Endowment Contract to the extent that such amount is included in the gross income of the Owner. It is important to note that for this calculation, if the Policy terminates while a Policy Loan is outstanding, the total amount of the loan and accrued loan interest will be treated as a distribution and could be subject to tax under the above rules. As a result, in certain circumstances this may result in taxable income to the Owner even though the Policy has no Net Cash Surrender Value.

Proceeds received on a Partial Withdrawal may or may not be taxable depending on the Owner's particular circumstances. During the first 15 Policy years, the proceeds from a Partial Withdrawal could be subject to Federal income tax to the extent the Cash Surrender Value exceeds investment in the Policy. The portion subject to tax will depend upon the ratio of the death benefit to Account Value under the Policy and the Age of the Insured at the time of the withdrawal.
After the first 15 Policy years, the proceeds from a Partial Withdrawal will not be subject to Federal income tax except to the extent such proceeds exceed investment in the Policy.

IF THE POLICY IS A MODIFIED ENDOWMENT CONTRACT

If a Policy is a Modified Endowment Contract, any pre-death distribution from the Policy will be taxed on an "income-first" basis, similar to the treatment of annuities for individuals. Distributions for this purpose include a surrender, Partial Withdrawal or Policy Loan, including any increase in a loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan. Any such distributions will be considered taxable income to the Owner to the extent the Account Value exceeds investment in the Policy immediately before the distribution. All Modified Endowment Contracts that are issued by Security Life (and its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includable in the gross income under Code section 72(c).

A 10% penalty tax will also apply to the taxable portion of a distribution from a Modified Endowment Contract, unless an exception applies. The penalty tax will not apply to distributions (i) when the taxpayer is at least 59 1/2 years of age, (ii) in the case of a disability (as defined in the Code) or (iii) received as part of a series of substantially equal periodic payments, made at least annually for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. Since these exclusions do not apply to corporations or other business entities, the 10% penalty tax would always apply to these types of Owners. If the Policy is surrendered, the excess, if any, of the Cash Surrender Value over investment in the Policy will be subject to Federal income tax and, unless one of the above exceptions applies, the 10% penalty tax.

If a Policy was not originally a Modified Endowment Contract but later becomes one, distributions that occur during the Policy year it becomes a Modified Endowment Contract and any subsequent Policy year will be taxed as described in the two preceding paragraphs. In addition, any distributions from the Policy made within two years before it becomes a Modified Endowment Contract will be treated as having been made in anticipation of the change and will be subject to tax in this manner. This means that a distribution made from a Policy that is not a modified endowment could later become taxable as a distribution from a Modified Endowment Contract. The Treasury has been authorized to prescribe rules which would address this issue.

ALTERNATIVE MINIMUM TAX

For purposes of the alternative minimum tax adjusted current earnings adjustment, special rules apply with respect to life insurance contracts. Under these rules, death benefit proceeds are taken into account, increases in cash value attributable to investment performance are taken into account currently and the distribution tax rules apply in a modified form.

SECTION 1035 EXCHANGES

Section 1035 of the Internal Revenue Code generally provides that no gain or loss shall be recognized on the exchange of one life insurance policy for another life insurance policy or for an endowment or annuity contract. We accept Section 1035 exchanges with outstanding loans. Special rules and procedures apply to Section 1035 transactions. Prospective owners wishing to take advantage of Section 1035 should consult their tax adviser.

TAX-EXEMPT POLICY OWNERS

Special rules may apply in the case of a Policy owned by a tax-exempt entity. Accordingly, tax-exempt entities should consult with a tax adviser regarding the consequences of purchasing and owning a Policy, including the effect, if any, on the tax-exempt status of the entity and the application of the unrelated business income tax.

CHANGES TO COMPLY WITH LAW

To assure that the Policy continues to qualify as life insurance under the Code, we reserve the right to decline to accept all or part of any premium payments, to decline to change death benefits, or to decline to make Partial Withdrawals that would cause the Policy to fail to qualify. We also may make changes in the Policy or its Riders, require additional premium payments, or make distributions from the Policy to the extent we deem necessary to qualify the Policy as life insurance for tax purposes. Any such change will apply uniformly to all policies that are affected. The Policy Owner will be given advance notice of such changes.

The tax law limits the allowable charges for mortality costs and other expenses that may be used in making calculations to determine whether a Policy qualifies as life insurance for Federal income tax purposes. These calculations must be based upon reasonable mortality charges and other charges reasonably expected to be paid. The Treasury has issued proposed regulations on the reasonableness standards for mortality charges. Security Life believes that the charges used for this purpose in the Policy should meet the current requirement for reasonableness. Security Life reserves the right to make modifications to the mortality charges if future regulations contain standards which make modification necessary in order to continue qualification of the Policy as life insurance for Federal income tax purposes.

In addition, assuming that the Policy is not intended by the Owner to be or become a Modified Endowment Contract, we will include an endorsement to the Policy whereby we reserve the right to amend the Policy, including any Rider, to assure that the Policy continues to comply with the seven-pay test for Federal income tax purposes. If at any time the premium paid under the Policy exceeds the seven-pay limit, we reserve the right to remove such excess premium or make any appropriate adjustments to the Policy's Account Value and death benefits. Any death benefit increase will cause an increase in the cost of insurance charges.

OTHER

The Policies may be used in various arrangements, including qualified plans, non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the Owner is contemplating the use of the Policies in any arrangement the value of which depends in part on its tax consequences, the Owner should be sure to consult a qualified tax adviser regarding the tax attributes of the particular arrangement.

We are required to withhold income taxes from any portion of the amounts received by individuals in a taxable transaction, unless an election is made in writing not to have withholding apply. If the election not to have withholding is made, or if the amount withheld is insufficient, income taxes, and possibly penalties, may have to be paid later.

Federal estate and gift taxes and state and local inheritance, estate, and other tax consequences of ownership or receipt of Policy benefits depend on the particular jurisdiction and the circumstances of each Owner and Beneficiary.

QUALIFIED LEGAL OR TAX ADVISERS SHOULD BE CONSULTED FOR COMPLETE INFORMATION ON FEDERAL, STATE, LOCAL, AND OTHER TAX CONSIDERATIONS.


ADDITIONAL INFORMATION ABOUT THE POLICY

VOTING PRIVILEGES

We invest the assets in the Divisions of the Variable Account in shares of the corresponding Portfolios. See Investment Objectives of the Portfolios, page 15. Security Life is the legal owner of the shares held in the Variable Account and, as such, has the right to vote on certain matters. Among other things, we may vote on any matters described in the Fund's current prospectus or requiring a vote by shareholders under the Investment Company Act of 1940.

Even though we own the shares, to the extent required by the interpretations of the SEC, we give Owners the opportunity to tell us how to vote the number of shares that are attributable to their Policy. We will vote those shares at meetings of Portfolio shareholders according to their instructions. We also will vote any Portfolio shares that are not attributable to the Policies and shares for which instructions from Owners were not received, in the same proportion that Owners vote. If the Federal securities laws or regulations or interpretations of them change so that we are permitted to vote shares of a Portfolio in our own right or to restrict Owner voting, we reserve the right to do so.

Owners may participate in voting only on matters affecting the Portfolios in which the Owner's assets have been invested. We determine the number of Portfolio shares in each Division that are attributable to the Policy by dividing the amount in the Account Value allocated to that Division by the net asset value of one share of the corresponding Portfolio. The number of shares as to which instructions may be given will be determined as of the record date set by the Portfolio's Board for the Portfolio's shareholders meeting. We count fractional shares. Owners having a voting interest will be sent proxy material and a form for giving us voting instructions.

All Portfolio shares are entitled to one vote. The votes of all Portfolios are cast together on an aggregate basis, except on matters where the interests of the Portfolios differ. In such cases, voting is on a portfolio-by-portfolio basis. In these cases, the approval of the shareholders in one Portfolio is not needed in order to make a decision in another Portfolio. Examples of matters that would require a portfolio-by-portfolio vote are changes in the fundamental investment policy of a particular Portfolio or approval of an investment advisory agreement. Shareholders in a Portfolio not affected by a particular matter generally would not be entitled to vote on it.

The Boards of the Portfolios and Security Life and any other insurance companies participating in the Portfolios are required to monitor events to identify any material conflicts that may arise from the use of the Portfolios for variable life and variable annuity separate accounts. Conflict might arise as a result of changes in state insurance law or Federal income tax law, changes in investment management of any Portfolio, or differences in voting instructions given by owners of variable life insurance policies and variable annuity contracts. Shares of these Portfolios may also be sold to certain qualified pension and retirement plans qualifying under Section 401 of the Code that include cash or deferred arrangements under Section 401(k) of the Code. As a result, there is a possibility that a material conflict may arise between the interests of owners generally or certain classes of owners, and such retirement plans or participants in such retirement plans. If there is a material conflict, we will have an obligation to determine what action should be taken including the removal of the affected Portfolios from eligibility for investment by the Variable Account. We will consider taking other action to protect Owners. However, there could be unavoidable delays or interruptions of operations of the Variable Account that we may be unable to remedy.

In certain cases, when required by state insurance regulatory authorities, we may disregard instructions relating to changes in the Portfolio's adviser or the investment policies of the Portfolios. In the event we do disregard voting instructions, we will include a summary of our actions and give our reasons in the next semi-annual report to Owners.

Under the Investment Company Act of 1940, certain actions affecting the Variable Account (such as some of those described under Right To Change Operations) may require Owner approval. In that case, Owners will be entitled to one vote for every $100 of value they have in the Divisions of the Variable Account. We will cast votes attributable to amounts in the Divisions of the Variable Account not attributable to

Policies in the same proportions as votes cast by Owners.

RIGHT TO CHANGE OPERATIONS

Subject to state limitations, the Company may from time to time, change the investment objective of, or make the following changes to, the Variable Account:

   (i) Make additional Divisions available. These Divisions will invest in Portfolios we find suitable for the Policy.

   (ii) Eliminate Divisions from the Variable Account, combine two or more Divisions, or substitute a new Portfolio for the Portfolio in which a Division invests. A substitution may become necessary if, in our judgment, a Portfolio no longer suits the purposes of the Policy. This may also happen due to a change in laws or regulations, or a change in a Portfolio's investment objectives or restrictions, or because the Portfolio is no longer available for investment, or for some other reason, such as a declining asset base.

   (iii) Transfer assets of the Variable Account, which we determine to be associated with the class of policies to which an Owner's Policy belongs, to another Variable Account.

   (iv)   Withdraw the Variable Account from registration under the 1940 Act.

    (v) Operate the Variable Account as a management investment company under the 1940 Act.

   (vi) Cause one or more Divisions to invest in a mutual fund other than or n addition to the Portfolios.

   (vii)  Discontinue the sale of Policies.

   (viii) Terminate any employer or plan trustee agreement with us pursuant to its terms .

   (ix)   Restrict or eliminate any voting rights as to the Variable Account.

   (x) Make any changes required by the 1940 Act or the rules or regulations thereunder.

No such change will be made until it becomes effective with the SEC, or without any necessary approval of the applicable state insurance departments. Owners will be notified of any changes. If Owners then wish to transfer the amount they have in that Division to another Division of the Variable Account or to the Guaranteed Interest Division, they may do so, without charge, by notifying us. At the same time, they may also change how their Net Premiums and deductions are allocated.

REPORTS TO OWNERS

At the end of each Policy year we will send a report that shows the Total Policy Death Benefit (Base Death Benefit plus Adjustable Term Insurance Rider Death Benefit, if any), the Account Value, the Policy Loan plus accrued Loan Interest and Net Cash Surrender Value. We will also include information about the Divisions of the Variable Account. The report also shows any transactions involving the Account Value that occurred during the year such as deductions, and any loans or withdrawals in that year.

We also will send semi-annual reports with financial information on the Portfolios, including a list of the investments held by each Portfolio.

Confirmation notices will be sent during the year for certain Policy transactions.


OTHER GENERAL POLICY PROVISIONS

FREE LOOK PERIOD

Owners have the right to examine the Policy. If for any reason the Owner is not satisfied with the Policy when issued, the Policy may be returned to us or the Registered Representative within the time limit described below and it will be deemed void as of the Policy Date. A request to cancel this Policy must be postmarked no later than 10 days after it is received, or as otherwise specified by state law. If the Policy is canceled under this provision, we will refund an amount equal to the full amount of any premiums paid or as otherwise specified by state law. Insurance coverage ends when the request is sent.

THE POLICY

This Policy is a contract between the Owner and us. The Policy, including a copy of the original application and any applications for an increase, Riders, endorsements, Schedule pages, and any reinstatement applications make up the entire contract between us. A copy of any application as well as a new Schedule will be attached or furnished for attachment to the Policy at the time of any change in coverage. In the absence of fraud, all statements made in any application will be considered representations and are not warranties. No statement will be used to deny a claim unless it is in an application.

All changes or amendments to this Policy made by us must be signed by a president or an officer of the Company and by our secretary or assistant secretary. No other person is authorized to change the terms or conditions of this policy.

AGE

This Policy is issued at the Age stated in the Schedule. This is the Insured's Age nearest birthday, calculated as of the Policy Date. The Age of the Insured at any time is calculated by adding the number of completed Policy years to the Age shown in the Schedule.

OWNERSHIP

The original Owner is the person named in the application. The Owner can exercise all rights and receive the benefits during the Insured's lifetime before the Maturity Date. This includes the right to change the Owner, Beneficiaries, and methods for the payment of proceeds. All rights of the Owner are subject to the rights of any assignee and any irrevocable Beneficiary.

An Owner may name a new Owner by giving us written notice. The effective date of the change to the new Owner will be the date the Owner signs the notice. The change will not affect any payment made or action taken by us before recording the change at our Customer Service Center. A change in ownership may cause recognition of taxable income on gain, if any, to the old Owner.

BENEFICIARY

The Owner names the Beneficiary when applying for the Policy. The primary Beneficiary surviving the Insured will receive any Death Proceeds which become payable. Surviving contingent Beneficiaries are paid Death Proceeds only if no primary Beneficiary has survived the Insured. If more than one Beneficiary survives the Insured, they will share the Death Proceeds equally, unless the designation provides otherwise. If there is no designated Beneficiary surviving, the Owner or Owner's estate will be paid the Death Proceeds.

The Beneficiary designation will be on file with us or at a location designated by us. The Owner may name a new Beneficiary during the Insured's lifetime. We will pay the proceeds to the most recent Beneficiary designation on file. We will not be subject to multiple payments.

COLLATERAL ASSIGNMENT

The Owner may assign this Policy as collateral security by sending written notice to us. Once it is recorded with us, the rights of the Owner and the Beneficiary are subject to the assignment, unless the Beneficiary was designated as an irrevocable Beneficiary prior to the assignment. It is the Owner's responsibility to make sure the assignment is valid.

INCONTESTABILITY

We can challenge the validity of the insurance Policy if it appears that there have been material misstatements in the application. However, there are limits as to how and when we can challenge the Policy.

 . We will not contest the statements in the application attached at issue after the Policy has been in effect, during the Insured's lifetime, for two years from the Policy Date or the date specified by state law.

 . We will not contest the statements in the application for any reinstatement after the reinstatement has been in effect, during the Insured's lifetime, for two years from the effective date of such reinstatement.

 . We will not contest the statements in the application for any coverage change that creates a new Segment or increases any benefit with respect to the Insured (such as an increase in Stated Death Benefit) after the change has been in effect, during the Insured's lifetime, for two years from the effective date of the new Segment or increase.

We have the right to rescind this policy if we issued or reinstated the Policy based on a statement in an application, including a reinstatement application, that was false or misleading.

MISSTATEMENTS OF AGE OR SEX

If the Age or sex of the Insured has been misstated, the death benefit will be adjusted. The death benefit will be adjusted to the amount which would have been purchased for the Insured's correct Age and sex based on the cost of insurance charges which were deducted from the Account Value on the last Monthly Processing Date prior to the Insured's death or as otherwise required by state law. If unisex cost of insurance rates apply, we will not make an adjustment for a misstatement of sex.

SUICIDE

If the Insured commits suicide within two years of the Policy Date or date of reinstatement, the death benefit will be limited to the total of all premiums that have been paid to the time of death minus the amount of outstanding Policy Loans and accrued loan interest and minus any Partial Withdrawals, unless otherwise required by law. If the Insured has been changed and the new Insured dies by suicide within two years of the change date, the death benefit will be limited to the Net Cash Surrender Value as of the exchange date, plus the premiums paid since that date, less the sum of any increases in Policy Loan, accrued loan interest and any Partial Withdrawals since the change date. If the Insured commits suicide, while sane or insane, within two years of the effective date of a new Segment or of an increase in any other benefit, we will make a limited payment to the beneficiary for the new Segment or other increase. The payment will equal the cost of insurance and any applicable monthly expense charges deducted for such increase.

PAYMENT

We will pay the Death Proceeds, Net Cash Surrender Value upon surrender, Partial Withdrawals, and loan proceeds within seven days after we receive the information required to process the payment. We also will execute a transfer among Divisions of the Variable Account as of the Valuation Date on or next following receipt of the request at our Customer Service Center. Transfers from the Guaranteed Interest Division to the Divisions of the Variable Account will be made only within the time periods indicated in this prospectus. See Transfers of Account Values, page 27.

We may, however, postpone the processing of any such transactions at any of these times:

 .  When the NYSE is closed for trading;

 .  When trading on the NYSE is restricted by the SEC;

 . When an emergency exists such that it is not reasonably practical to dispose of securities in the applicable Division of the Variable Account or to determine the value of its assets; or

 . When a governmental body having jurisdiction over the Variable Account permits such suspension by order.

Rules and regulations of the SEC, if any, are applicable and will govern the determination as to whether the above conditions exist.

Death Proceeds are determined as of the date of death of the Insured. The Death Proceeds will not be affected by changes in the values of the Divisions of the Variable Account subsequent to the date of death of the Insured. We will pay interest at the rate declared by us or at any higher rate required by law from the date of death of the Insured to the date of payment.

Death Proceeds are not subject to deferment. However, we may defer for up to six months payment of any surrender proceeds, withdrawal amounts, or loan amounts from our Guaranteed Interest Division, unless otherwise required by law. We will pay interest at the rate declared by us or at any higher rate required by law from the date we receive the request if we delay payment more than 30 days.

NOTIFICATION AND CLAIMS PROCEDURES

We must receive in writing any election, designation, change, assignment, or request made by the Owner. It must be on a form acceptable to us. We are not liable for any action we take before we receive and record the written notice. We may require that the Policy be returned for any Policy change or upon its surrender.

In the event of an Insured's death while the Policy is in force please let us or the Registered Representative know as soon as possible. Claim procedure instructions will be sent immediately. As due proof of death, we may require proof of Age and a certified copy of a death certificate. We may also require the Beneficiary and the Insured's next of kin to sign authorization forms as part of this process. These authorization forms allow us to obtain information about the Insured, including but not limited to, medical records of physicians and hospitals used by the Insured.

TELEPHONE PRIVILEGES

If telephone privileges have been elected in a form required by us, transfers, changes in Dollar Cost Averaging and Automatic Rebalancing, or requests for Partial Withdrawals or a Policy Loan may be made by telephoning our Customer Service Center.

Our Customer Service Center will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions, and/or tape recording of telephone instructions. A request for telephone privileges authorizes us to record telephone calls. If reasonable procedures are not used in confirming instructions, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to discontinue this privilege at any time.

NON-PARTICIPATING

The Policy does not participate in Security Life's surplus earnings.

DISTRIBUTION OF THE POLICIES

The principal underwriter (distributor) for the policies is ING America Equities, a wholly owned subsidiary of Security Life. ING America Equities is registered as a broker-dealer with the SEC and is a member of the NASD. We pay ING America Equities for acting as the principal underwriter under a Distribution Agreement.

We sell our Policies through Registered Representatives of other broker-dealers, including VESTAX Securities Corporation, a subsidiary of ING America Insurance Holdings, Inc., and Locust Street Securities, Inc., an affiliate of Security Life of Denver Insurance Company, which have entered into selling agreements with us. These Registered Representatives are also licensed by state insurance officials to sell our variable life policies. Each of the broker-dealers with which we enter into selling agreements are registered with the SEC and are members of the NASD.

Under these selling agreements, we pay a distribution allowance to the other broker-dealers, which in turn pay commissions to the Registered Representative who sells this Policy. During the first Policy year, the distribution allowance may equal an amount up to 95% of the first Target Premium paid and 4% of premiums paid in excess of the first Target Premium. For Policy years two through ten, the allowance may equal an amount up to 4% of premiums paid in excess of the first Target Premium, and for subsequent Policy years 2% of premiums paid. Broker-dealers may also receive annual renewal compensation of up to 0.10% of the Net Account Value beginning in the tenth Policy year or after the Owner pays more than the guideline single premium determined in accordance with the Federal income tax law definition of life insurance, whichever is earlier. Compensation arrangements may vary among broker-dealers and depend on particular circumstances. In addition, we may pay override payments, expense allowances, bonuses, special marketing fees, wholesaler fees, and training allowances. Registered Representatives who meet specified production levels may qualify, under our sales incentive programs, to receive non-cash compensation such as expense-paid trips, expense-paid educational seminars and merchandise.

We pay the distribution allowance from our own resources (including any sales charges deducted from premiums and Surrender Charges we might collect).

SETTLEMENT PROVISIONS

During the Insured's lifetime, the Owner may elect that the Beneficiary receive the Death Proceeds other than in one sum. If an election has not been made, the Beneficiary may do so within 60 days after the Insured's death. The Owner may take the Net Cash Surrender Value other than in one sum.

Payments under these options are not affected by the investment experience of any Division of our Variable Account. Instead, interest accrues pursuant to the options chosen. Payment options will be subject to our rules at the time of selection. Currently, these alternate payment options are available only if the proceeds applied are $2000 or more and any periodic payment will be at least $20.

The following payment options are available:

Option I:    Payouts for a Designated Period: Payouts will be made in 1, 2, 4 or
             12 installments per year as elected for a designated period, which may be 5 to 30 years. The installment dollar amounts will be equal except for any excess interest. The amount of the first monthly payout for each $1,000 of Account Value applied is shown in Settlement Option Table I in the Policy.

Option II:   Life Income with Payouts Guaranteed for a Designated Period:
             Payouts will be made in 1, 2, 4 or 12 installments per year throughout the payee's lifetime, or if longer, for a period of 5, 10, 15, or 20 years as elected. The installment dollar amounts will be equal except for any excess interest. The amount of the first monthly payout for each $1,000 of Account Value applied is shown in Settlement Option Table II in the Policy. This option is available only for ages shown in this Table.

Option III:  Hold at Interest: Amounts may be left on deposit with us to be paid upon the death of the payee or at any earlier date elected. Interest on any unpaid balance will be at the rate declared by us or at any higher rate required by law. Interest may be accumulated or paid in 1, 2, 4 or 12 installments per year, as elected. Money may not be left on deposit for more than 30 years.

Option IV:   Payouts of a Designated Amount: Payouts will be made until proceeds, together with interest, which will be at the rate declared by us or at any higher rate required by law, are exhausted. Payouts will be made in 1, 2, 4, or 12 equal installments per year, as elected.

Option V:    Other: The Owner may ask us to apply the money under any option that we make available at the time the benefit is paid.

The Beneficiary or other person who is entitled to receive payment may name a successor to receive any amount that we would otherwise pay to that person's estate if that person died. The person who is entitled to receive payment may change the successor at any time.

We must approve any arrangements that involve a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary. Also, the details of all arrangements will be subject to our rules at the time the arrangements take effect. This includes rules on the minimum amount we will pay under an option, minimum amounts for installment payments, withdrawal or commutation rights (the right to receive payments over time, for which we may offer a lump sum payment), the naming of people who are entitled to receive payment and their successors, and the ways of proving Age and survival.

ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT VALUES,
SURRENDER VALUES, AND ACCUMULATED PREMIUMS

The following tables illustrate how the key financial elements of the Policy work, specifically, how the death benefits, Account Values and Cash Surrender Values could vary over an extended period of time. In addition, each table compares these values with premiums paid accumulated with interest. The Policies illustrated include the following:

                                                        Definition of
                         Smoker      Death Benefit     Life Insurance       Stated Death                        Target Death
   Sex        Age        Status          Option             Test               Benefit          Premium           Benefit
---------   -------   ------------   --------------    --------------       ------------     -------------      ------------
Male          45       Nonsmoker           1                CVAT               200,000           $3,750           200,000
Male          45       Nonsmoker           1                CVAT               100,000           $3,750           200,000
Male          45       Nonsmoker           1                 GP                200,000           $3,750           200,000

The tables show how death benefits, Account Values and Cash Surrender Values of a hypothetical Policy could vary over an extended period of time if the Divisions of the Variable Account had constant hypothetical gross annual investment returns of 0%, 6% or 12% over the periods indicated in each table. The values will differ from those shown in the tables if the annual investment returns are not absolutely constant. That is, the death benefits, Account Values and Cash Surrender Values will be different if the returns averaged 0%, 6% or 12% over a period of years but went above or below those figures in individual Policy years. These illustrations assume that no Policy Loan has been taken. The amounts shown would differ if female or unisex rates were used. The third column of each table shows what would happen if an amount equal to the premiums were invested to earn interest, after taxes, of 5% compounded annually. All premium payments are illustrated as if they were made at the beginning of the year.

The amounts shown for death benefits, Account Values and Cash Surrender Values sections reflect the fact that the net investment return on the Policy is lower than the gross investment return on the Divisions of the Variable Account. This results from the charges levied against the Divisions of the Variable Account (i.e., the mortality and expense risk charge) as well as the premium loads, administrative charges and Surrender Charges. The difference between the Account Value and the Cash Surrender Value in the first 14 years is the Surrender Charge.

The tables illustrate cost of insurance and expense charges at both our current rates (which are described under Monthly Deductions from the Account Value, page
33) and at the maximum rates we guarantee in the Policies. The amounts shown at the end of each Policy year reflect a daily charge against the Variable Account Divisions. This charge includes the charge against the Variable Account for mortality and expense risks and the effect on each Division's investment experience of the charge to Portfolio assets for investment management and direct expenses. The mortality and expense risk fee is 0.75% annually on a guaranteed basis; illustrations showing current rates reflect a guaranteed persistency refund equivalent to 0.5% of the Account Value annually beginning after the 10th Policy anniversary.

The tables also reflect a daily investment advisory fee equivalent to an annual rate of .7178% of the aggregate average daily net assets of the Portfolios.
This hypothetical rate is representative of the average maximum investment advisory fee applicable to the Divisions of the Variable Account. Other expenses of the Portfolios are assumed at the rate of .1735% of the average daily net assets of the Portfolio, which is an average of all the Portfolios' other expenses, including interest expenses. This amounts to .8913% of the average daily net assets of an investment division including the investment advisory fee. Actual fees vary by Portfolio and may be subject to agreements by the sponsor to waive or otherwise reimburse each investment Division for operating expenses which exceed certain limits. There can be no assurance that the expense reimbursement arrangements will continue in the future, and any unreimbursed expenses would be reflected in the values included on the tables.

The effect of these investment management, direct expenses and mortality and expense risk charges on a 0% gross rate of return would result in a net rate of return of (1.63)%, on 6% it would be 4.32%, and on 12% it would be 10.28%.

The tables assume the deduction of charges including administrative and sales charges. The tables reflect the fact that we do not currently make any charge against the Variable Account for state or Federal taxes. If such a charge is made in the future, it will take a higher gross rate of return than the rates shown to produce death benefits, Account Values, and Cash Surrender Values shown.

We will furnish, upon request, a comparable illustration based on the Age and sex of the proposed Insured, standard Premium Class assumptions and an initial Stated Death Benefit, death benefit option and Scheduled Premiums chosen and consistent with the Policy form. If the Owner purchases a Policy, we will deliver an individualized illustration reflecting the Scheduled Premium chosen and the Insured's actual risk class. After issuance we will provide upon request an illustration of future Policy benefits based on both guaranteed and current cost factor assumptions and actual Account Value.

PROSPECT: INSURED'S NAME
MALE 45 NON-SMOKER                                                 PRESENTED BY:

                                 SECURITY LIFE
                       FIRSTLINE VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT:  $200000                     DEATH BENEFIT OPTION 1
                                                   ANNUAL PREMIUM:  $3750.00
                                                   CASH VALUE ACCUMULATION TEST
                                 SUMMARY PAGE

                          ASSUMING GUARANTEED CHARGES
               Assuming Hypothetical Gross Investment Return of:

                               -----------0.00%----------     -----------12.00%-------------    ------------6.00%-------------
                   PREMIUM                 CASH                           CASH                              CASH
                 ACCUMULATED    ACCOUNT    SURR     DEATH     ACCOUNT     SURR       DEATH      ACCOUNT     SURR      DEATH
YEAR   PREMIUMS     AT 5%        VALUE     VALUE   BENEFIT     VALUE      VALUE     BENEFIT      VALUE      VALUE    BENEFIT
  1       3750        3937        2627     1139    200000       2992      1505       200000       2809      1322      200000
  2       3750        8072        5167     3492    200000       6248      4573       200000       5696      4021      200000
  3       3750       12413        7619     5757    200000       9793      7931       200000       8662      6799      200000
  4       3750       16971       10102     8052    200000      13784     11734       200000      11831      9781      200000
  5       3750       21757       12489    10289    200000      18135     15935       200000      15085     12885      200000
  6       3750       26783       14781    12581    200000      22886     20686       200000      18425     16225      200000
  7       3750       32059       14766    14766    200000      21847     19647       200000      21847     19647      200000
  8       3750       37600       19035    17110    200000      33729     31804       200000      25345     23420      200000
  9       3750       43417       20982    19332    200000      39907     38257       200000      28915     27265      200000
  10      3750       49525       22793    21418    200000      46656     45281       200000      32549     31174      200000
  15      3750       84966       30210    30210    200000      93733     93733       200000      52831     52831      200000
  20      3750      130197       32500    32500    200000     169104    169104       301174      75106     75106      200000
  25      3750      187925       25818    25818    200000     282217    282217       445620      98773     98773      200000
  30      3750      261603        1740     1740    200000     447409    447409       636215     123804    123804      200000

AGE 65    3750      140644       32034    32034    200000     188280    188280       326854      79728     79728      200000

THE EXPENSE CHARGES AND COST OF INSURANCE RATES WILL NEVER BE GREATER THAN THOSE WHICH WERE USED TO CALCULATE THE ABOVE VALUES.

THE HYPOTHETICAL GROSS RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO THE DIVISIONS OF THE VARIABLE ACCOUNT AND THE GUARANTEED INTEREST DIVISION AND THE INVESTMENT EXPERIENCE OF THE DIVISIONS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL GROSS INVESTMENT RETURNS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0.00%, 12.00% AND 6.00% OVER A PERIOD OF YEARS BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF PREMIUMS WERE PAID IN A DIFFERENT FREQUENCY THAN SHOWN. THE ABOVE VALUES ASSUME NO LOANS OR WITHDRAWALS ARE TAKEN.

PROSPECT: INSURED'S NAME
MALE 45 NON-SMOKER                                               PRESENTED BY:

                                 SECURITY LIFE
                       FIRSTLINE VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT:  $200000                     DEATH BENEFIT OPTION 1
                                                   ANNUAL PREMIUM:  $3750.00
                                                   CASH VALUE ACCUMULATION TEST
                                 SUMMARY PAGE

                           ASSUMING CURRENT CHARGES
               Assuming Hypothetical Gross Investment Return of:


                               -----------0.00%----------     -----------12.00%-------------    ------------6.00%-------------
                   PREMIUM                 CASH                           CASH                              CASH
                 ACCUMULATED    ACCOUNT    SURR     DEATH     ACCOUNT     SURR       DEATH      ACCOUNT     SURR      DEATH
YEAR   PREMIUMS     AT 5%        VALUE     VALUE   BENEFIT     VALUE      VALUE     BENEFIT      VALUE      VALUE    BENEFIT
  1       3750        3937        2836     1348    200000       3215      1727       200000       3025      1537      200000
  2       3750        8072        5477     3802    200000       6605      4930       200000       6029      4354      200000
  3       3750       12413        7926     6063    200000      10188      8325       200000       9011      7148      200000
  4       3750       16971       10405     8355    200000      14221     12171       200000      12196     10146      200000
  5       3750       21757       12789    10589    200000      18619     16419       200000      15468     13268      200000
  6       3750       26783       15076    12876    200000      23422     21222       200000      18827     16627      200000
  7       3750       32059       17289    15089    200000      28696     26496       200000      22300     20100      200000
  8       3750       37600       19437    17512    200000      34503     32578       200000      25901     23976      200000
  9       3750       43417       21546    19896    200000      40927     39277       200000      29663     28013      200000
  10      3750       49525       23594    22219    200000      48014     46639       200000      33573     32198      200000
  15      3750       84966       34030    34030    200000      99006     99006       201775      57287     57287      200000
  20      3750      130197       41457    41457    200000     182044    182044       324221      85846     85846      200000
  25      3750      187925       43643    43643    200000     311932    311932       492541     120133    120133      200000
  30      3750      261603       36086    36086    200000     510440    510440       725845     161231    161231      229271

AGE 65    3750      140644       42390    42390    200000     203646    203646       353530      92177     92177      200000

THE CURRENT COST OF INSURANCE RATES ARE SUBJECT TO CHANGE. ACCOUNT VALUES WILL VARY FROM THOSE ILLUSTRATED IF ACTUAL RATES DIFFER FROM THOSE ASSUMED. CURRENT MORTALITY CHARGE RATES ARE BASED ON CURRENT MORTALITY EXPERIENCE AND ARE NOT DEPENDENT UPON FUTURE IMPROVEMENTS IN UNDERLYING MORTALITY.

THE HYPOTHETICAL GROSS RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS AND POLICY CHARGES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO THE DIVISIONS OF THE VARIABLE ACCOUNT AND THE GUARANTEED INTEREST DIVISION AND THE INVESTMENT EXPERIENCE OF THE DIVISIONS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL GROSS INVESTMENTS RETURNS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0.00%, 12.00% AND 6.00% OVER A PERIOD OF YEARS BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF PREMIUMS WERE PAID IN A DIFFERENT FREQUENCY THAN SHOWN. THE ABOVE VALUES ASSUME NO LOANS OR WITHDRAWALS ARE TAKEN.

PROSPECT: INSURED'S NAME
MALE 45 NON-SMOKER                                              PRESENTED BY:

                                 SECURITY LIFE
                       FIRSTLINE VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT:  $100000                     DEATH BENEFIT OPTION 1
INITIAL ADJUSTABLE TERM RIDER:  $100000            ANNUAL PREMIUM:  $3750.00
                                                   CASH VALUE ACCUMULATION TEST
                                 SUMMARY PAGE

                          ASSUMING GUARANTEED CHARGES
               Assuming Hypothetical Gross Investment Return of:

                               -----------0.00%----------     -----------12.00%-------------    ------------6.00%-------------
                   PREMIUM                 CASH                           CASH                              CASH
                 ACCUMULATED    ACCOUNT    SURR     DEATH     ACCOUNT     SURR       DEATH      ACCOUNT     SURR      DEATH
YEAR   PREMIUMS     AT 5%        VALUE     VALUE   BENEFIT     VALUE      VALUE     BENEFIT      VALUE      VALUE    BENEFIT
  1       3750       3937        2626     1789    200000       2992      2155       200000       2809      1971      200000
  2       3750       8072        5166     4141    200000       6248      5223       200000       5695      4670      200000
  3       3750      12413        7618     6518    200000       9792      8692       200000       8661      7561      200000
  4       3750      16971       10101     9001    200000      13782     12682       200000      11830     10730      200000
  5       3750      21757       12488    11388    200000      18133     17033       200000      15083     13983      200000
  6       3750      26783       14779    13679    200000      22884     21784       200000      18424     17324      200000
  7       3750      32059       16964    15864    200000      28069     26969       200000      21846     20746      200000
  8       3750      37600       19034    18072    200000      33726     32764       200000      25343     24381      200000
  9       3750      43417       20981    20156    200000      39905     39080       200000      28913     28088      200000
  10      3750      49525       22792    22105    200000      46654     45966       200000      32548     31861      200000
  15      3750      84966       30220    30220    200000      93735     93735       200000      52840     52840      200000
  20      3750     130197       32548    32548    200000     169107    169107       301179      75152     75152      200000
  25      3750     187925       26003    26003    200000     282222    282222       445628      98919     98919      200000
  30      3750     261603        2387     2387    200000     447416    447416       636226     124189    124189      200000

AGE 65    3750     140644       32099    32099    200000     188283    188283       326860      79787     79787      200000


THE EXPENSE CHARGES AND COST OF INSURANCE RATES WILL NEVER BE GREATER THAN THOSE WHICH WERE USED TO CALCULATE THE ABOVE VALUES.

THE HYPOTHETICAL GROSS RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO THE DIVISIONS OF THE VARIABLE ACCOUNT AND THE GUARANTEED INTEREST DIVISION AND THE INVESTMENT EXPERIENCE OF THE DIVISIONS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL GROSS INVESTMENT RETURNS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0.00%, 12.00% AND 6.00% OVER A PERIOD OF YEARS BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF PREMIUMS WERE PAID IN A DIFFERENT FREQUENCY THAN SHOWN. THE ABOVE VALUES ASSUME NO LOANS OR WITHDRAWALS ARE TAKEN.

PROSPECT: INSURED'S NAME
MALE 45 NON-SMOKER                                        PRESENTED BY:

                                 SECURITY LIFE
                       FIRSTLINE VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT:  $100000                     DEATH BENEFIT OPTION 1
INITIAL ADJUSTABLE TERM RIDER:  $100000            ANNUAL PREMIUM:  $3750.00
                                                   CASH VALUE ACCUMULATION TEST
                                  SUMMARY PAGE

                            ASSUMING CURRENT CHARGES
               Assuming Hypothetical Gross Investment Return of:

                               -----------0.00%----------     -----------12.00%-------------    ------------6.00%-------------
                   PREMIUM                 CASH                           CASH                              CASH
                 ACCUMULATED    ACCOUNT    SURR     DEATH     ACCOUNT     SURR       DEATH      ACCOUNT     SURR      DEATH
YEAR   PREMIUMS     AT 5%        VALUE     VALUE   BENEFIT     VALUE      VALUE     BENEFIT      VALUE      VALUE    BENEFIT
  1       3750       3937         3004     2166    200000       3394      2556       200000       3198      2361      200000
  2       3750       8072         5860     4835    200000       7033      6008      200000        6435      5410      200000
  3       3750      12413         8575     7475    200000      10991      9851       200000       9715      8615      200000
  4       3750      16971        11325    10225    200000      15362     14262       200000      13222     12122      200000
  5       3750      21757        13991    12891    200000      20196     19096       200000      16846     15746      200000
  6       3750      26783        16575    15476    200000      25501     24401       200000      20593     19493      200000
  7       3750      32059        19090    17990    200000      31340     30240       200000      24480     23380      200000
  8       3750      37600        12542    20580    200000      37779     36817       200000      28523     27560      200000
  9       3750      43417        23940    23115    200000      44876     44051       200000      32735     31910      200000
  10      3750      49525        26264    25576    200000      52656     51969       200000      37107     36420      200000
  15      3750      84966        37379    37379    200000     107473    107473       219031      62763     62763      200000
  20      3750     130197        44854    44854    200000     195636    195636       348429      93167     93167      200000
  25      3750     187925        47100    47100    200000     333510    333510       526612     130147    130147      205502
  30      3750     261603        39813    39813    200000     544177    544177       773820     173261    173261      246377

AGE 65    3750     140644        45788    45788    200000     218569    218569       379435      99952     99952      200000

THE CURRENT COST OF INSURANCE RATES ARE SUBJECT TO CHANGE. ACCOUNT VALUES WILL VARY FROM THOSE ILLUSTRATED IF ACTUAL RATES DIFFER FROM THOSE ASSUMED. CURRENT MORTALITY CHARGE RATES ARE BASED ON CURRENT MORTALITY EXPERIENCE AND ARE NOT DEPENDENT UPON FUTURE IMPROVEMENTS IN UNDERLYING MORTALITY.

THE HYPOTHETICAL GROSS RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS AND POLICY CHARGES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO THE DIVISIONS OF THE VARIABLE ACCOUNT AND THE GUARANTEED INTEREST DIVISION AND THE INVESTMENT EXPERIENCE OF THE DIVISIONS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL GROSS INVESTMENTS RETURNS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0.00%, 12.00% AND 6.00% OVER A PERIOD OF YEARS BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF PREMIUMS WERE PAID IN A DIFFERENT FREQUENCY THAN SHOWN. THE ABOVE VALUES ASSUME NO LOANS OR WITHDRAWALS ARE TAKEN.

PROSPECT: INSURED'S NAME
MALE 45 NON-SMOKER                                              PRESENTED BY:

                                 SECURITY LIFE
                       FIRSTLINE VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT:  $200000                         DEATH BENEFIT OPTION 1
                                                       ANNUAL PREMIUM:  $3750.00
                                                       GUIDELINE PREMIUM TEST
                                  SUMMARY PAGE

                          ASSUMING GUARANTEED CHARGES
               Assuming Hypothetical Gross Investment Return of:

                               -----------0.00%----------     -----------12.00%-------------    ------------6.00%-------------
                   PREMIUM                 CASH                           CASH                              CASH
                 ACCUMULATED    ACCOUNT    SURR     DEATH     ACCOUNT     SURR       DEATH      ACCOUNT     SURR      DEATH
YEAR   PREMIUMS     AT 5%        VALUE     VALUE   BENEFIT     VALUE      VALUE     BENEFIT      VALUE      VALUE    BENEFIT
  1       3750       3937       2627       1139    200000       2992      1505       200000       2809      1322      200000
  2       3750       8072       5167       3492    200000       6248      4573       200000       5696      4021      200000
  3       3750      12413       7619       5757    200000       9793      7931       200000       8662      6799      200000
  4       3750      16971      10102       8052    200000      13784     11734       200000      11831      9781      200000
  5       3750      21757      12489      10289    200000      18135     15935       200000      15085     12885      200000
  6       3750      26783      14781      12581    200000      22886     20686       200000      18425     16225      200000
  7       3750      32059      16966      14766    200000      28071     25871       200000      21847     19647      200000
  8       3750      37600      19035      17110    200000      33729     31804       200000      25345     23420      200000
  9       3750      43417      20982      19332    200000      39907     38257       200000      28915     27265      200000
  10      3750      49525      22793      21418    200000      46656     45281       200000      32549     31174      200000
  15      3750      84966      30210      30210    200000      93733     93733       200000      52831     52831      200000
  20      3750     130197      32500      32500    200000     173523    173523       211698      75106     75106      200000
  25      3750     187925      25818      25818    200000     306941    306941       356051      98773     98773      200000
  30      3750     261603       1740       1740    200000     525155    525155       561916     123804    123804      200000

AGE 65    3750     140644      32034      32034    200000     195320    195320       234384      79728     79728      200000

THE EXPENSE CHARGES AND COST OF INSURANCE RATES WILL NEVER BE GREATER THAN THOSE WHICH WERE USED TO CALCULATE THE ABOVE VALUES.

THE HYPOTHETICAL GROSS RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO THE DIVISIONS OF THE VARIABLE ACCOUNT AND THE GUARANTEED INTEREST DIVISION AND THE INVESTMENT EXPERIENCE OF THE DIVISIONS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL GROSS INVESTMENT RETURNS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0.00%, 12.00% AND 6.00% OVER A PERIOD OF YEARS BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF PREMIUMS WERE PAID IN A DIFFERENT FREQUENCY THAN SHOWN. THE ABOVE VALUES ASSUME NO LOANS OR WITHDRAWALS ARE TAKEN.

PROSPECT: INSURED'S NAME:
MALE 45 NON-SMOKER                                               PRESENTED BY:


                                 SECURITY LIFE
                       FIRSTLINE VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT:  $200000                         DEATH BENEFIT OPTION 1
                                                       ANNUAL PREMIUM:  $3750.00
                                                       GUIDELINE PREMIUM TEST
                                  SUMMARY PAGE

                            ASSUMING CURRENT CHARGES
               Assuming Hypothetical Gross Investment Return of:


                               -----------0.00%----------     -----------12.00%-------------    ------------6.00%-------------
                   PREMIUM                 CASH                           CASH                              CASH
                 ACCUMULATED    ACCOUNT    SURR     DEATH     ACCOUNT     SURR       DEATH      ACCOUNT     SURR      DEATH
YEAR   PREMIUMS     AT 5%        VALUE     VALUE   BENEFIT     VALUE      VALUE     BENEFIT      VALUE      VALUE    BENEFIT
  1       3750       3937        2836      1348    200000      3215       1727       200000       3025      1537     200000
  2       3750       8072        5477      3802    200000      6605       4930       200000       6029      4354     200000
  3       3750      12413        7926      6063    200000     10188       8325       200000      90911      7148     200000
  4       3750      16971       10405      8355    200000     14221      12171       200000      12196     10146     200000
  5       3750      21757       12789     10589    200000     18619      16419       200000      15468     13268     200000
  6       3750      26783       15076     12876    200000     23422      21222       200000      18827     16627     200000
  7       3750      32059       17289     15089    200000     28696      26496       200000      22300     20100     200000
  8       3750      37600       19437     17512    200000     34503      32578       200000      25901     23976     200000
  9       3750      43417       21546     19896    200000     40927      39277       200000      29663     28013     200000
  10      3750      49525       23594     22219    200000     48014      46639       200000      33573     32198     200000
  15      3750      84966       34030     34030    200000     99007      99007       200000      57287     57287     200000
  20      3750     130197       41457     41457    200000    185524     185524       226340      85846     85846     200000
  25      3750     187925       43643     43643    200000    329412     329412       382118     120133    120133     200000
  30      3750     261603       36086     36086    200000    566366     566366       606012     163147    163147     200000

AGE 65    3750     140644       42390     42390    200000    208910     208910       250692      92177     92177     200000


THE CURRENT COST OF INSURANCE RATES ARE SUBJECT TO CHANGE. ACCOUNT VALUES WILL VARY FROM THOSE ILLUSTRATED IF ACTUAL RATES DIFFER FROM THOSE ASSUMED. CURRENT MORTALITY CHARGE RATES ARE BASED ON CURRENT MORTALITY EXPERIENCE AND ARE NOT DEPENDENT UPON FUTURE IMPROVEMENTS IN UNDERLYING MORTALITY.

THE HYPOTHETICAL GROSS RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS AND POLICY CHARGES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO THE DIVISIONS OF THE VARIABLE ACCOUNT AND THE GUARANTEED INTEREST DIVISION AND THE INVESTMENT EXPERIENCE OF THE DIVISIONS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL GROSS INVESTMENTS RETURNS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0.00%, 12.00% AND 6.00% OVER A PERIOD OF YEARS BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF PREMIUMS WERE PAID IN A DIFFERENT FREQUENCY THAN SHOWN. THE ABOVE VALUES ASSUME NO LOANS OR WITHDRAWALS ARE TAKEN.

ADDITIONAL INFORMATION

DIRECTORS AND OFFICERS

Set forth below is information regarding the directors and principal officers of Security Life of Denver Insurance Company. Security Life's address, and the business address of each person named, except as noted with one or two asterisks (*/**), is Security Life Center, 1290 Broadway, Denver, Colorado 80203-5699. The business address of each person denoted with one asterisk (*) is ING North America Insurance Corporation, 5780 Powers Ferry Road, Atlanta, Georgia 30327-4390. The business address of each person denoted with two asterisks (**) is Security Life of Denver Insurance Company, 9140 Arrowpoint Blvd., Suite 400, Charlotte, North Carolina 28273.

Name and Principal
Business and Address              Position and Offices with Security Life of Denver
-------------------------------   --------------------------------------------------------------

R. Glenn Hilliard*                Chief Executive Officer

Stephen M. Christopher            Director, President and Chief Operating Officer

Catherine T. Fitzgerald*          Executive Vice President

Keith T. Glover*                  Executive Vice President

James L. Livingston, Jr.          Executive Vice President, Operations

Jeffrey R. Messner                Executive Vice President and Chief Marketing Officer

Thomas F. Conroy                  Director and President, Security Life Reinsurance

Michael W. Cunningham*            Director, Executive Vice President

Linda B. Emory*                   Director, Vice President and Appointed Actuary

Jess A. Skriletz                  President, Institutional Markets

John R. Barmeyer                  Senior Vice President and Chief Legal Officer

Wayne D. Bidelman                 Senior Vice President

Eugene L. Copeland                Senior Vice President and General Counsel, Security Life
                                  Reinsurance and Institutional Markets

Michael Fisher                    Senior Vice President, Litigation

Carol D. Hard                     Senior Vice President, Variable

Philip R. Kruse                   Senior Vice President, Sales & Marketing

Charles LeDoyen**                 Senior Vice President, Structured Settlements

Name and Principal
Business and Address              Position and Offices with Security Life of Denver
-------------------------------   --------------------------------------------------------------
Timothy P. McCarthy               Senior Vice President, Marketing Services

Jeffery W. Seel*                  Senior Vice President and Chief Investment Officer

Lawrence D. Taylor                Senior Vice President and Chief Actuary

Louis N. Trapolino                Senior Vice President, Distribution

William D. Tyler                  Senior Vice President and Chief Information Officer

William H. Alexander              Vice President and Medical Director

Katherine Anderson                Vice President, Chief Product Actuary, Security Life
                                  Reinsurance

Carole A. Baumbush                Vice President, Reinsurance Operations

Evelyn A. Bentz                   Vice President, M Financial Sales

Thomas Kirby Brown                Vice President, Institutional Markets

Daniel S. Clements                Vice President and Chief Underwriter

Denise S. Dumont                  Vice President, Utility Services

Linda Elliott                     Vice President, CIO Information Technology

Larry D. Erb                      Vice President, Information Technology

Martha K. Evans                   Vice President, Variable Operations

Deborah B. Holden                 Vice President, Human Resources

Brian Holland                     Vice President, Sales and International Risk Management

Kenneth Kiefer**                  Vice President, Operations, Structured Settlements

Richard D. King                   Vice President and Medical Director

Greg McGreevey                    Vice President, Marketing, Institutional Markets

C. Lynn McPherson*                Vice President

Sue A. Miskie                     Vice President, Corporate Services


Name and Principal
Business and Address              Position and Offices with Security Life of Denver
-------------------------------   --------------------------------------------------------------
Donna T. Mosely                   Vice President, Valuation

Daniel G. Patsey                  Vice President, Strategic Technology

David S. Pendergrass*             Vice President and Treasury Officer

Steve Pryde                       Vice President, Administration, Security Life Reinsurance

Christiaan M. Rutten              Vice President, Structured Reinsurance

Casey J. Scott                    Vice President, Sales Operations

Alan C. Singer                    Vice President, Customer Relations and Regulatory Compliance

Mark A. Smith                     Vice President, Insurance Services

Jerome M. Strop                   Vice President, Strategic Marketing

Gary W. Waggoner                  Vice President, General Counsel and Secretary

William Wojciechowski             Vice President, Business Consulting and Financial Markets

Stephen J. Yarina                 Vice President, Treasurer and Chief Financial Officer

Roger O. Beebe                    Actuarial Officer

Eric Banta                        Assistant Secretary

Marsha K. Crest                   Agency Administration Officer

John B. Dickinson                 Actuarial Officer

Relda A. Fleshman                 Deputy General Counsel

Shirley A. Knarr                  Actuarial Officer

Lisa K. Smith                     Multi-Life Officer

Glen E. Stark                     Actuarial Officer

William J. Wagner                 Actuarial Officer

Amy L. Winsor                     Tax and Finance Officer

STATE REGULATION

We are regulated and supervised by the Division of Insurance of the Department of Regulatory Agencies of the State of Colorado which periodically examines our financial condition and operations. In addition, we are subject to the insurance laws and regulations in every jurisdiction in which we do business. As a result, the provisions of this Policy may vary somewhat from jurisdiction to jurisdiction.

We are required to submit annual statements, including financial statements, of our operations and finances to the Insurance Departments of the various jurisdictions in which we do business to determine solvency and compliance with state insurance laws and regulations.

We are also subject to various Federal securities laws and regulations.

LEGAL MATTERS

The legal matters in connection with the Policy described in this prospectus have been passed on by the General Counsel of Security Life and Mayer, Brown & Platt.

LEGAL PROCEEDINGS

Security Life, as an insurance company, is ordinarily involved in litigation.
We do not believe that any current litigation is material to Security Life's ability to meet its obligations under the Policy or to the Variable Account, and we do not expect to incur significant losses from such actions. ING America Equities, Inc., the principal underwriter and distributor of the Policy, is not engaged in any litigation of any material nature.

EXPERTS

The consolidated financial statements of Security Life of Denver Insurance Company and Subsidiaries at December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997, and the financial statements of the Separate Account L1 at December 31, 1997, and for each of the two years in the period ended December 31, 1997, appearing in this prospectus and registration statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein and in the registration statement, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

Actuarial matters in this prospectus have been examined by Lawrence D. Taylor, F.S.A., M.A.A.A., who is the Senior Vice President and Chief Actuary of Security Life. His opinion on actuarial matters is filed as an exhibit to the Registration Statement we filed with the SEC.

REGISTRATION STATEMENT

We have filed a Registration Statement relating to the Variable Account and the variable life insurance policy described in this prospectus with the SEC. The Registration Statement, which is required by the Securities Act of 1933, includes additional information that is not required in this prospectus under the rules and regulations of the SEC. The additional information may be obtained from the SEC's principal office in Washington, DC. You will have to pay a fee for the material.

YEAR 2000 PREPAREDNESS

Security Life is aware of potential computer system challenges associated with the year 2000. We plan to upgrade our current variable life administration system by early 1999. It is expected that this upgrade will make our system year 2000 compatible. We do not anticipate delays or problems in processing or administering variable life products in the year 2000 or beyond.

FINANCIAL STATEMENTS


The consolidated financial statements of Security Life of Denver Insurance Company and Subsidiaries ("Security Life and Subsidiaries") at December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997, are prepared in accordance with generally accepted accounting principles and start on page 63.

The financial statements included for the Security Life Separate Account L1 at December 31, 1997 and for each of the two years in the period ended December 31, 1997, are prepared in accordance with generally accepted accounting principles and represent those Divisions that had commenced operations by that date.

The consolidated financial statements of Security Life and Subsidiaries referred to above have been audited by Ernst & Young LLP. The consolidated financial statements of Security Life and Subsidiaries should be distinguished from the financial statements of the Security Life Separate Account L1 and should be considered only as bearing upon the ability of Security Life and Subsidiaries to meet its obligations under the Policies. They should not be considered as bearing upon the investment experience of the Divisions of Security Life Separate Account L1.

The most current financial statements are those as of the end of the most recent fiscal year. The Company does not prepare financial statements more often than annually and believes that any incremental benefit to prospective policy holders that may result from preparing and delivering more current financial statements, though unaudited, does not justify the additional cost that would be incurred. In addition, the Company represents that there have been no significant adverse changes in the financial condition or operations of the Company between the end of the most current fiscal year and the date of this prospectus.

                       Consolidated Financial Statements


                            Security Life of Denver
                               Insurance Company
                                and Subsidiaries



                  Years ended December 31,1997, 1996 and 1995
                      with Report of Independent Auditors

                              Financial Statements

                       Security Life Separate Account L1



                          Year ended December 31,1997
                      with Report of Independent Auditors

APPENDIX A

                                Factors for the
                          Cash Value Accumulation Test
                          For a Life Insurance Policy

                                 MALE NONSMOKER





  Attained                           Attained                     Attained                      Attained
    Age              Factor            Age          Factor          Age           Factor          Age           Factor

     0               12.574             25          6.095             50          2.671             75          1.396
     1               12.681             26          5.904             51          2.589             76          1.372
     2               12.341             27          5.717             52          2.509             77          1.349
     3               11.996             28          5.533             53          2.433             78          1.328
     4               11.655             29          5.354             54          2.360             79          1.307

     5               11.316             30          5.179             55          2.290             80          1.288
     6               10.979             31          5.008             56          2.223             81          1.270
     7               10.644             32          4.843             57          2.159             82          1.253
     8               10.311             33          4.682             58          2.097             83          1.236
     9                9.982             34          4.527             59          2.038             84          1.221

     10               9.660             35          4.376             60          1.982             85          1.207
     11               9.345             36          4.231             61          1.928             86          1.195
     12               9.041             37          4.091             62          1.877             87          1.183
     13               8.750             38          3.955             63          1.828             88          1.172
     14               8.476             39          3.825             64          1.781             89          1.161

     15               8.218             40          3.699             65          1.736             90          1.151
     16               7.973             41          3.577             66          1.694             91          1.141
     17               7.740             42          3.461             67          1.654             92          1.131
     18               7.517             43          3.348             68          1.615             93          1.120
     19               7.301             44          3.240             69          1.579             94          1.109

     20               7.091             45          3.136             70          1.544             95          1.097
     21               6.886             46          3.036             71          1.511             96          1.083
     22               6.684             47          2.939             72          1.480             97          1.069
     23               6.484             48          2.847             73          1.450             98          1.054
     24               6.288             49          2.757             74          1.422             99          1.040



THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.

                                Factors for the
                          Cash Value Accumulation Test
                          For a Life Insurance Policy

                                  MALE SMOKER





  Attained                      Attained                      Attained                      Attained
    Age           Factor          Age           Factor          Age           Factor          Age           Factor

     0           10.511             25          4.963             50          2.267             75          1.330
     1           10.508             26          4.811             51          2.205             76          1.312
     2           10.203             27          4.661             52          2.145             77          1.295
     3            9.897             28          4.515             53          2.088             78          1.280
     4            9.597             29          4.371             54          2.034             79          1.265

     5            9.301             30          4.231             55          1.982             80          1.251
     6            9.007             31          4.094             56          1.933             81          1.238
     7            8.718             32          3.962             57          1.886             82          1.225
     8            8.433             33          3.834             58          1.841             83          1.213
     9            8.153             34          3.710             59          1.798             84          1.202

     10           7.879             35          3.590             60          1.757             85          1.191
     11           7.613             36          3.475             61          1.717             86          1.182
     12           7.356             37          3.363             62          1.680             87          1.173
     13           7.109             38          3.256             63          1.644             88          1.164
     14           6.876             39          3.153             64          1.610             89          1.155

     15           6.654             40          3.054             65          1.577             90          1.147
     16           6.456             41          2.959             66          1.547             91          1.138
     17           6.269             42          2.869             67          1.518             92          1.129
     18           6.091             43          2.782             68          1.490             93          1.120
     19           5.919             44          2.698             69          1.464             94          1.109

     20           5.752             45          2.619             70          1.438             95          1.097
     21           5.590             46          2.542             71          1.414             96          1.083
     22           5.430             47          2.469             72          1.391             97          1.069
     23           5.272             48          2.399             73          1.369             98          1.054
     24           5.117             49          2.331             74          1.349             99          1.040


THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.

                                Factors for the
                          Cash Value Accumulation Test
                          For a Life Insurance Policy

                                FEMALE NONSMOKER





  Attained                      Attained        Factor        Attained        Factor        Attained        Factor
    Age           Factor          Age                           Age                           Age

     0           14.687             25          6.861             50          3.013             75          1.493
     1           14.680             26          6.638             51          2.920             76          1.461
     2           14.279             27          6.421             52          2.831             77          1.430
     3           13.873             28          6.211             53          2.745             78          1.401
     4           13.471             29          6.007             54          2.662             79          1.373

     5           13.073             30          5.809             55          2.583             80          1.347
     6           12.682             31          5.618             56          2.507             81          1.322
     7           12.294             32          5.432             57          2.433             82          1.299
     8           11.915             33          5.252             58          2.362             83          1.278
     9           11.541             34          5.078             59          2.293             84          1.257

     10          11.175             35          4.910             60          2.226             85          1.239
     11          10.817             36          4.747             61          2.162             86          1.221
     12          10.469             37          4.590             62          2.100             87          1.205
     13          10.132             38          4.439             63          2.040             88          1.190
     14           9.807             39          4.294             64          1.983             89          1.176

     15           9.494             40          4.154             65          1.928             90          1.163
     16           9.192             41          4.019             66          1.876             91          1.150
     17           8.899             42          3.890             67          1.826             92          1.137
     18           8.617             43          3.765             68          1.778             93          1.125
     19           8.344             44          3.645             69          1.732             94          1.112

     20           8.078             45          3.530             70          1.688             95          1.098
     21           7.821             46          3.419             71          1.645             96          1.084
     22           7.571             47          3.312             72          1.604             97          1.069
     23           7.327             48          3.208             73          1.565             98          1.054
     24           7.091             49          3.109             74          1.528             99          1.040

                                                                                               100          1.000

THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.

                                Factors for the
                          Cash Value Accumulation Test
                          For a Life Insurance Policy

                                 FEMALE SMOKER




  Attained                      Attained                      Attained                      Attained
    Age           Factor          Age           Factor          Age           Factor          Age           Factor

     0           13.162             25          6.032             50          2.728             75          1.451
     1           13.099             26          5.836             51          2.651             76          1.423
     2           12.723             27          5.647             52          2.578             77          1.396
     3           12.346             28          5.463             53          2.507             78          1.371
     4           11.974             29          5.285             54          2.438             79          1.347

     5           11.608             30          5.113             55          2.373             80          1.325
     6           11.248             31          4.946             56          2.310             81          1.303
     7           10.894             32          4.785             57          2.249             82          1.283
     8           10.547             33          4.629             58          2.190             83          1.263
     9           10.207             34          4.478             59          2.132             84          1.246

     10           9.874             35          4.332             60          2.076             85          1.229
     11           9.550             36          4.192             61          2.022             86          1.214
     12           9.234             37          4.056             62          1.969             87          1.199
     13           8.930             38          3.926             63          1.919             88          1.186
     14           8.636             39          3.801             64          1.870             89          1.173

     15           8.352             40          3.682             65          1.824             90          1.161
     16           8.085             41          3.568             66          1.780             91          1.149
     17           7.826             42          3.459             67          1.738             92          1.137
     18           7.577             43          3.354             68          1.697             93          1.125
     19           7.336             44          3.254             69          1.658             94          1.112

     20           7.102             45          3.158             70          1.620             95          1.098
     21           6.876             46          3.065             71          1.583             96          1.084
     22           6.655             47          2.976             72          1.547             97          1.069
     23           6.441             48          2.890             73          1.513             98          1.054
     24           6.234             49          2.808             74          1.481             99          1.040

                                                                                               100          1.000

THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.

                                Factors for the
                          Cash Value Accumulation Test
                          For a Life Insurance Policy

                               UNISEX 1 NONSMOKER



  Attained                      Attained                      Attained                      Attained
    Age           Factor          Age           Factor          Age           Factor          Age           Factor

     0           12.574             25          6.095             50          2.671             75          1.396
     1           12.681             26          5.904             51          2.589             76          1.372
     2           12.341             27          5.717             52          2.509             77          1.349
     3           11.996             28          5.533             53          2.433             78          1.328
     4           11.655             29          5.354             54          2.360             79          1.307

     5           11.316             30          5.179             55          2.290             80          1.288
     6           10.979             31          5.008             56          2.223             81          1.270
     7           10.644             32          4.843             57          2.159             82          1.253
     8           10.311             33          4.682             58          2.097             83          1.236
     9            9.982             34          4.527             59          2.038             84          1.221

     10           9.660             35          4.376             60          1.982             85          1.207
     11           9.345             36          4.231             61          1.928             86          1.195
     12           9.041             37          4.091             62          1.877             87          1.183
     13           8.750             38          3.955             63          1.828             88          1.172
     14           8.476             39          3.825             64          1.781             89          1.161

     15           8.218             40          3.699             65          1.736             90          1.151
     16           7.973             41          3.577             66          1.694             91          1.141
     17           7.740             42          3.461             67          1.654             92          1.131
     18           7.517             43          3.348             68          1.615             93          1.120
     19           7.301             44          3.240             69          1.579             94          1.109

     20           7.091             45          3.136             70          1.544             95          1.097
     21           6.886             46          3.036             71          1.511             96          1.083
     22           6.684             47          2.939             72          1.480             97          1.069
     23           6.484             48          2.847             73          1.450             98          1.054
     24           6.288             49          2.757             74          1.422             99          1.040

                                                                                               100          1.000

THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.

                                Factors for the
                          Cash Value Accumulation Test
                          For a Life Insurance Policy

                                UNISEX 1 SMOKER


  Attained                      Attained                      Attained                      Attained
    Age           Factor          Age           Factor          Age           Factor          Age           Factor

     0           10.511             25          4.963             50          2.267             75          1.330
     1           10.508             26          4.811             51          2.205             76          1.312
     2           10.203             27          4.661             52          2.145             77          1.295
     3            9.897             28          4.515             53          2.088             78          1.280
     4            9.597             29          4.371             54          2.034             79          1.265

     5            9.301             30          4.231             55          1.982             80          1.251
     6            9.007             31          4.094             56          1.933             81          1.238
     7            8.718             32          3.962             57          1.886             82          1.225
     8            8.433             33          3.834             58          1.841             83          1.213
     9            8.153             34          3.710             59          1.798             84          1.202

     10           7.879             35          3.590             60          1.757             85          1.191
     11           7.613             36          3.475             61          1.717             86          1.182
     12           7.356             37          3.363             62          1.680             87          1.173
     13           7.109             38          3.256             63          1.644             88          1.164
     14           6.876             39          3.153             64          1.610             89          1.155

     15           6.654             40          3.054             65          1.577             90          1.147
     16           6.456             41          2.959             66          1.547             91          1.138
     17           6.269             42          2.869             67          1.518             92          1.129
     18           6.091             43          2.782             68          1.490             93          1.120
     19           5.919             44          2.698             69          1.464             94          1.109

     20           5.752             45          2.619             70          1.438             95          1.097
     21           5.590             46          2.542             71          1.414             96          1.083
     22           5.430             47          2.469             72          1.391             97          1.069
     23           5.272             48          2.399             73          1.369             98          1.054
     24           5.117             49          2.331             74          1.349             99          1.040

                                                                                               100          1.000


THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.

                                Factors for the
                          Cash Value Accumulation Test
                          For a Life Insurance Policy

                               UNISEX 2 NONSMOKER



  Attained                      Attained                      Attained                      Attained
    Age           Factor          Age           Factor          Age           Factor          Age           Factor

     0           12.943             25          6.234             50          2.733             75          1.418
     1           13.032             26          6.037             51          2.649             76          1.392
     2           12.683             27          5.845             52          2.568             77          1.368
     3           12.327             28          5.657             53          2.490             78          1.345
     4           11.975             29          5.473             54          2.415             79          1.323

     5           11.626             30          5.294             55          2.343             80          1.303
     6           11.278             31          5.120             56          2.275             81          1.283
     7           10.934             32          4.950             57          2.209             82          1.265
     8           10.593             33          4.786             58          2.146             83          1.247
     9           10.256             34          4.627             59          2.085             84          1.231

     10           9.926             35          4.474             60          2.027             85          1.216
     11           9.604             36          4.325             61          1.972             86          1.202
     12           9.292             37          4.182             62          1.918             87          1.190
     13           8.994             38          4.043             63          1.868             88          1.178
     14           8.710             39          3.910             64          1.819             89          1.166

     15           8.443             40          3.782             65          1.773             90          1.155
     16           8.188             41          3.658             66          1.729             91          1.144
     17           7.945             42          3.539             67          1.687             92          1.133
     18           7.712             43          3.424             68          1.647             93          1.122
     19           7.487             44          3.314             69          1.609             94          1.110

     20           7.267             45          3.208             70          1.573             95          1.097
     21           7.053             46          3.106             71          1.538             96          1.084
     22           6.843             47          3.007             72          1.506             97          1.069
     23           6.637             48          2.912             73          1.475             98          1.054
     24           6.433             49          2.821             74          1.445             99          1.040

                                                                                               100          1.000

THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.

                                Factors for the
                          Cash Value Accumulation Test
                          For a Life Insurance Policy

                                UNISEX 2 SMOKER



  Attained                      Attained                      Attained                      Attained
    Age           Factor          Age           Factor          Age           Factor          Age           Factor

     0           10.942             25          5.143             50          2.347             75          1.361
     1           10.931             26          4.984             51          2.282             76          1.341
     2           10.616             27          4.828             52          2.221             77          1.323
     3           10.298             28          4.675             53          2.162             78          1.306
     4            9.985             29          4.526             54          2.105             79          1.289

     5            9.677             30          4.380             55          2.052             80          1.274
     6            9.373             31          4.239             56          2.000             81          1.259
     7            9.072             32          4.102             57          1.951             82          1.244
     8            8.777             33          3.969             58          1.904             83          1.230
     9            8.487             34          3.841             59          1.859             84          1.217

     10           8.203             35          3.717             60          1.816             85          1.205
     11           7.927             36          3.597             61          1.774             86          1.194
     12           7.660             37          3.481             62          1.735             87          1.183
     13           7.405             38          3.371             63          1.697             88          1.173
     14           7.161             39          3.264             64          1.660             89          1.163

     15           6.930             40          3.162             65          1.626             90          1.153
     16           6.721             41          3.064             66          1.594             91          1.143
     17           6.523             42          2.970             67          1.563             92          1.133
     18           6.334             43          2.880             68          1.534             93          1.122
     19           6.152             44          2.794             69          1.505             94          1.110

     20           5.975             45          2.711             70          1.478             95          1.097
     21           5.803             46          2.632             71          1.452             96          1.084
     22           5.634             47          2.556             72          1.427             97          1.069
     23           5.468             48          2.484             73          1.404             98          1.054
     24           5.305             49          2.414             74          1.382             99          1.040

                                                                                               100          1.000

THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.

APPENDIX B

                                Factors for the
                   Guideline Premium/Cash Value Corridor Test
                          For a Life Insurance Policy



  Attained                      Attained                      Attained                      Attained
    Age           Factor          Age           Factor          Age           Factor          Age           Factor

     0            2.50             25           2.50             50           1.85             75           1.05
     1            2.50             26           2.50             51           1.78             76           1.05
     2            2.50             27           2.50             52           1.71             77           1.05
     3            2.50             28           2.50             53           1.64             78           1.05
     4            2.50             29           2.50             54           1.57             79           1.05

     5            2.50             30           2.50             55           1.50             80           1.05
     6            2.50             31           2.50             56           1.46             81           1.05
     7            2.50             32           2.50             57           1.42             82           1.05
     8            2.50             33           2.50             58           1.38             83           1.05
     9            2.50             34           2.50             59           1.34             84           1.05

     10           2.50             35           2.50             60           1.30             85           1.05
     11           2.50             36           2.50             61           1.28             86           1.05
     12           2.50             37           2.50             62           1.26             87           1.05
     13           2.50             38           2.50             63           1.24             88           1.05
     14           2.50             39           2.50             64           1.22             89           1.05

     15           2.50             40           2.50             65           1.20             90           1.05
     16           2.50             41           2.43             66           1.19             91           1.04
     17           2.50             42           2.36             67           1.18             92           1.03
     18           2.50             43           2.29             68           1.17             93           1.02
     19           2.50             44           2.22             69           1.16             94           1.01

     20           2.50             45           2.15             70           1.15             95           1.00
     21           2.50             46           2.09             71           1.13             96           1.00
     22           2.50             47           2.03             72           1.11             97           1.00
     23           2.50             48           1.97             73           1.09             98           1.00
     24           2.50             49           1.91             74           1.07             99           1.00

                                                                                              100           1.00



THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.

APPENDIX C

                            PERFORMANCE INFORMATION

                               POLICY PERFORMANCE

The following hypothetical illustrations demonstrate how the actual investment experience of each Division of the Variable Account affects the Cash Surrender Value, Account Value and Death Benefit of a Policy. These hypothetical illustrations are based on the actual historical return of each Portfolio as if a Policy had been issued on the date indicated. Each Portfolio's Annual Total Return is based on the total return calculated for each fiscal year. These Annual Total Return figures reflect the Portfolio's management fees and other operating expenses but do not reflect the Policy level or Variable Account asset based charges and deductions, which if reflected, would result in lower total return figures than those shown.

The illustrations are based on the payment of a $3,750 annual premium, paid at the beginning of each year, for a hypothetical Policy with a $200,000 face amount, the Cash Value Accumulation Test, death benefit Option 1, issued to a standard, nonsmoker male, Age 45. In each case, it is assumed that all premiums are allocated to the Division illustrated for the period shown. The benefits are calculated for a specific date. The amount and timing of Premium Payments and the use of other Policy features, such as Policy Loans, would affect individual Policy benefits.

The amounts shown for the Cash Surrender Values, Account Values and Death Benefits take into account the charges against premiums, current cost of insurance and monthly deductions, the daily charge against the Variable Account for mortality and expense risks, and each Portfolio's charges and expenses. See Charges, Deductions and Refund, page 32. This prospectus also contains illustrations based on assumed rates of return. See Illustrations of Death Benefits, Account Values, Surrender Values and Accumulated Premiums, page 50.

                           HYPOTHETICAL ILLUSTRATIONS

Nonsmoker Male Age 45                              Cash Value Accumulation Test
Standard Risk Class                                Death Benefit Option 1
Stated Death Benefit $200,000                      Annual Premium $4,500




NEUBERGER & BERMAN AMT LIMITED MATURITY BOND PORTFOLIO


       Year              Annual Total          Cash Surrender             Account                  Death
      Ended:               Return*                  Value                  Value                  Benefit
------------------------------------------------------------------------------------------------------------------
     12/31/87               2.89%                   2,150                 3,675                    200,000
     12/31/88               7.17%                   5,848                 7,598                    200,000
     12/31/89              10.77%                  10,053                12,028                    200,000
     12/31/90               8.32%                  14,398                16,598                    200,000
     12/31/91              11.34%                  19,879                22,079                    200,000
     12/31/92               5.18%                  24,314                26,514                    200,000
     12/31/93               6.63%                  29,356                31,556                    200,000
     12/31/94              (0.15)%                 32,577                34,502                    200,000
     12/31/95              10.94%                  39,991                41,641                    200,000
     12/31/96               4.31%                  45,142                46,517                    200,000

NEUBERGER & BERMAN AMT GOVERNMENT INCOME PORTFOLIO



       Year             Annual Total          Cash Surrender             Account                  Death
      Ended               Return*                  Value                  Value                  Benefit
------------------------------------------------------------------------------------------------------------------

     12/31/95              11.76%                   2,492                 4,017                    200,000
     12/31/96               1.32%                   5,759                 7,509                    200,000

NEUBERGER & BERMAN AMT GROWTH PORTFOLIO

       Year             Annual Total          Cash Surrender             Account                  Death
      Ended:              Return*                  Value                  Value                  Benefit
------------------------------------------------------------------------------------------------------------------

     12/31/87              (4.89)%                  1,850                 3,375                    200,000
     12/31/88              25.97%                   6,872                 8,622                    200,000
     12/31/89              29.47%                  13,484                15,459                    200,000
     12/31/90              (8.19)%                 14,945                17,145                    200,000
     12/31/91              29.73%                  24,312                26,512                    200,000
     12/31/92               9.54%                  30,277                32,477                    200,000
     12/31/93               6.79%                  35,757                37,957                    200,000
     12/31/94              (4.99)%                 36,949                38,874                    200,000
     12/31/95              31.73%                  53,649                55,299                    200,000
     12/31/96               9.14%                  62,202                63,577                    200,000

The assumptions underlying these values are described in Performance Information, page 74.

* These Annual Total Return figures reflect the Portfolio's management fees and other operating expenses but do not reflect the Policy level or Variable Account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

Nonsmoker Male Age 45                              Cash Value Accumulation Test
Standard Risk Class                                Death Benefit Option 1
Stated Death Benefit $200,000                      Annual Premium $4,500
-------------------------------------------------------------------------------

NEUBERGER & BERMAN AMT PARTNERS PORTFOLIO



        Year                    Annual Total           Cash Surrender              Account                  Death
       Ended:                      Return*                  Value                   Value                  Benefit
---------------------------------------------------------------------------------------------------------------------

      12/31/95                     36.47%                   3,450                   4,975                 200,000
      12/31/96                     29.57%                   9,194                  10,944                 200,000

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO



        Year                    Annual Total           Cash Surrender              Account                  Death
       Ended:                      Return*                  Value                   Value                  Benefit
---------------------------------------------------------------------------------------------------------------------

      12/31/89                     64.48%                   4,540                   6,065                 200,000
      12/31/90                      8.71%                   8,550                  10,300                 200,000
      12/31/91                     57.54%                  19,577                  21,522                 200,000
      12/31/92                      3.55%                  23,479                  25,679                 200,000
      12/31/93                     13.28%                  30,528                  32,728                 200,000
      12/31/94                     (4.38)%                 32,017                  34,217                 200,000
      12/31/95                     44.31%                  51,789                  53,989                 200,000
      12/31/96                      4.18%                  57,419                  59,344                 200,000

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO

        Year                   Annual Total           Cash Surrender              Account                  Death
       Ended:                     Return*                  Value                   Value                  Benefit
---------------------------------------------------------------------------------------------------------------------

      12/31/94                     (1.54)%                  1,979                   3,504                 200,000
      12/31/95                     44.45%                   8,382                  10,132                 200,000
      12/31/96                     11.90%                  13,006                  14,981                 200,000

ALGER AMERICAN GROWTH PORTFOLIO

        Year                   Annual Total           Cash Surrender              Account                  Death
       Ended:                     Return*                  Value                   Value                  Benefit
---------------------------------------------------------------------------------------------------------------------
      12/31/90                      4.14%                   2,198                   3,723                 200,000
      12/31/91                     40.39%                   8,392                  10,142                 200,000
      12/31/92                     12.38%                  13,083                  15,058                 200,000
      12/31/93                     22.47%                  20,322                  22,522                 200,000
      12/31/94                      1.45%                  23,870                  26,070                 200,000
      12/31/95                     36.37%                  37,756                  39,956                 200,000
      12/31/96                     13.35%                  46,579                  48,779                 200,000


The assumptions underlying these values are described in Performance Information, page 74.

* These Annual Total Return figures reflect the Portfolio's management fees and other operating expenses but do not reflect the Policy level or Variable Account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

Nonsmoker Male Age 45                              Cash Value Accumulation Test
Standard Risk Class                                Death Benefit Option 1
Stated Death Benefit $200,000                      Annual Premium $4,500
-------------------------------------------------------------------------------

ALGER AMERICAN LEVERAGED ALL CAP



        Year                   Annual Total           Cash Surrender              Account                  Death
       Ended:                     Return*                  Value                   Value                  Benefit
---------------------------------------------------------------------------------------------------------------------
      12/31/96                     12.04%                   2,503                   4,028                 200,000

FIDELITY VIP GROWTH PORTFOLIO

        Year                   Annual Total           Cash Surrender              Account                  Death
       Ended:                     Return*                  Value                   Value                  Benefit
---------------------------------------------------------------------------------------------------------------------
      12/31/87                      3.66%                   2,179                   3,704                 200,000
      12/31/88                     15.58%                   6,508                   8,258                 200,000
      12/31/89                     31.51%                  13,258                  15,233                 200,000
      12/31/90                    (11.73)%                 14,070                  16,270                 200,000
      12/31/91                     45.51%                  26,328                  28,528                 200,000
      12/31/92                      9.32%                  32,409                  34,609                 200,000
      12/31/93                     19.37%                  42,830                  45,030                 200,000
      12/31/94                     (0.02)%                 46,066                  47,991                 200,000
      12/31/95                     35.36%                  67,506                  69,156                 200,000
      12/31/96                     14.71%                  81,343                  82,718                 200,000

FIDELITY VIP OVERSEAS PORTFOLIO

        Year                   Annual Total           Cash Surrender              Account                  Death
       Ended:                     Return*                  Value                   Value                  Benefit
---------------------------------------------------------------------------------------------------------------------
      12/31/88                      8.13%                   2,352                   3,877                 200,000
      12/31/89                     26.28%                   7,526                   9,276                 200,000
      12/31/90                     (1.67)%                 10,295                  12,270                 200,000
      12/31/91                      8.00%                  14,609                  16,809                 200,000
      12/31/92                    (10.72)%                 15,604                  17,804                 200,000
      12/31/93                     37.35%                  26,724                  28,924                 200,000
      12/31/94                      1.72%                  30,324                  32,524                 200,000
      12/31/95                      9.74%                  37,108                  39,033                 200,000
      12/31/96                     13.15%                  45,949                  47,599                 200,000

The assumptions underlying these values are described in Performance Information, page 74.

* These Annual Total Return figures reflect the Portfolio's management fees and other operating expenses but do not reflect the Policy level or Variable Account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

Nonsmoker Male Age 45                              Cash Value Accumulation Test
Standard Risk Class                                Death Benefit Option 1
Stated Death Benefit $200,000                      Annual Premium $4,500
-------------------------------------------------------------------------------

FIDELITY VIP MONEY MARKET PORTFOLIO

        Year                   Annual Total           Cash Surrender              Account                  Death
       Ended:                     Return*                  Value                   Value                  Benefit
---------------------------------------------------------------------------------------------------------------------
      12/31/87                      6.44%                   2,287                   3,812                 200,000
      12/31/88                      7.39%                   6,011                   7,761                 200,000
      12/31/89                      9.12%                  10,044                  12,019                 200,000
      12/31/90                      8.04%                  14,345                  16,545                 200,000
      12/31/91                      6.09%                  18,760                  20,960                 200,000
      12/31/92                      3.90%                  22,825                  25,025                 200,000
      12/31/93                      3.23%                  26,800                  29,000                 200,000
      12/31/94                      4.25%                  31,462                  33,387                 200,000
      12/31/95                      5.87%                  36,885                  38,535                 200,000
      12/31/96                      5.41%                  42,370                  43,745                 200,000

FIDELITY VIP II ASSET MANAGER PORTFOLIO

        Year                   Annual Total           Cash Surrender              Account                  Death
       Ended:                     Return*                  Value                   Value                  Benefit
---------------------------------------------------------------------------------------------------------------------
      12/31/90                      6.72%                   2,297                   3,822                 200,000
      12/31/91                     22.56%                   7,174                   8,924                 200,000
      12/31/92                     11.71%                  11,635                  13,610                 200,000
      12/31/93                     21.23%                  18,340                  20,540                 200,000
      12/31/94                     (6.09)%                 20,043                  22,243                 200,000
      12/31/95                     16.96%                  27,531                  29,731                 200,000
      12/31/96                     14.60%                  35,431                  37,631                 200,000

FIDELITY VIP II INDEX 500 PORTFOLIO

        Year                   Annual Total           Cash Surrender              Account                  Death
       Ended:                     Return*                  Value                   Value                  Benefit
---------------------------------------------------------------------------------------------------------------------
      12/31/93                      9.74%                   2,414                   3,939                 200,000
      12/31/94                      1.04%                   5,658                   7,408                 200,000
      12/31/95                     37.19%                  12,775                  14,750                 200,000
      12/31/96                     22.82%                  20,012                  22,212                 200,000

The assumptions underlying these values are described in Performance Information, page 74.

* These Annual Total Return figures reflect the Portfolio's management fees and other operating expenses but do not reflect the Policy level or Variable Account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

Nonsmoker Male Age 45                              Cash Value Accumulation Test
Standard Risk Class                                Death Benefit Option 1
Stated Death Benefit $200,000                      Annual Premium $4,500
-------------------------------------------------------------------------------

INVESCO VIF TOTAL RETURN PORTFOLIO

        Year                   Annual Total           Cash Surrender              Account                  Death
       Ended:                     Return*                  Value                   Value                  Benefit
---------------------------------------------------------------------------------------------------------------------
      12/31/95                     22.79%                   2,919                   4,444                 200,000
      12/31/96                     12.18%                   7,080                   8,830                 200,000

INVESCO VIF INDUSTRIAL INCOME PORTFOLIO

        Year                   Annual Total           Cash Surrender              Account                  Death
       Ended:                     Return*                  Value                   Value                  Benefit
---------------------------------------------------------------------------------------------------------------------
      12/31/95                     29.25%                   3,169                   4,694                 200,000
      12/31/96                     22.28%                   8,215                   9,965                 200,000

INVESCO VIF HIGH YIELD PORTFOLIO

        Year                   Annual Total           Cash Surrender              Account                  Death
       Ended:                     Return*                  Value                   Value                  Benefit
---------------------------------------------------------------------------------------------------------------------
      12/31/95                     19.76%                   2,801                   4,326                 200,000
      12/31/96                     16.59%                   7,306                   9,056                 200,000

INVESCO VIF UTILITIES PORTFOLIO

        Year                   Annual Total           Cash Surrender              Account                  Death
       Ended:                     Return*                  Value                   Value                  Benefit
---------------------------------------------------------------------------------------------------------------------
      12/31/95                      9.08%                   2,388                   3,913                 200,000
      12/31/96                     12.76%                   6,532                   8,282                 200,000

VAN ECK WORLDWIDE HARD ASSETS FUND

        Year                   Annual Total           Cash Surrender              Account                  Death
       Ended:                     Return*                  Value                   Value                  Benefit
---------------------------------------------------------------------------------------------------------------------
      12/31/91                     (2.93)%                  1,925                   3,450                 200,000
      12/31/92                     (4.09)%                  4,797                   6,547                 200,000
      12/31/93                     64.83 %                 14,436                  16,441                 200,000
      12/31/94                     (4.78)%                 16,501                  18,701                 200,000
      12/31/95                     10.99 %                 22,135                  24,335                 200,000
      12/31/96                     18.04 %                 30,272                  32,472                 200,000

The assumptions underlying these values are described in Performance Information, page 74.

* These Annual Total Return figures reflect the Portfolio's management fees and other operating expenses but do not reflect the Policy level or Variable Account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

                           HYPOTHETICAL ILLUSTRATION
                                  (Continued)

Nonsmoker Male Age 45                         Cash Value Accumulation Test
Standard Risk Class                           Death Benefit Option 1
Stated Death Benefit $200,000                 Annual Premium $4,500
-------------------------------------------------------------------------------

VAN ECK WORLDWIDE BOND PORTFOLIO

        Year                   Annual Total           Cash Surrender              Account                  Death
       Ended:                     Return*                  Value                   Value                  Benefit
---------------------------------------------------------------------------------------------------------------------
      12/31/90                     11.25%                   2,472                   3,997                 200,000
      12/31/91                     18.39%                   7,064                   8,814                 200,000
      12/31/92                     (5.25)%                  9,397                  11,372                 200,000
      12/31/93                      7.79%                  13,610                  15,810                 200,000
      12/31/94                     (1.32)%                 16,542                  18,742                 200,000
      12/31/95                     17.30%                  23,522                  25,722                 200,000
      12/31/96                      2.53%                  27,312                  29,512                 200,000

VAN ECK WORLDWIDE EMERGING MARKETS PORTFOLIO

        Year                   Annual Total           Cash Surrender              Account                  Death
       Ended:                     Return*                  Value                   Value                  Benefit
---------------------------------------------------------------------------------------------------------------------
      12/31/96                     26.82%                   3,075                   4,600                 200,000

AIM VI CAPITAL APPRECIATION PORTFOLIO

        Year                   Annual Total           Cash Surrender              Account                  Death
       Ended:                     Return*                  Value                   Value                  Benefit
---------------------------------------------------------------------------------------------------------------------
      12/31/94                      2.50%                   2,134                   3,659                 200,000
      12/31/95                     35.69%                   7,953                   9,703                 200,000
      12/31/96                     17.58%                  13,287                  15,262                 200,000

AIM VI GOVERNMENT SECURITIES PORTFOLIO

        Year                   Annual Total           Cash Surrender              Account                  Death
       Ended:                     Return*                  Value                   Value                  Benefit
---------------------------------------------------------------------------------------------------------------------
      12/31/94                     (3.73%)                  1,894                   3,419                 200,000
      12/31/95                     15.56%                   6,179                   7,929                 200,000
      12/31/96                      2.29%                   9,435                  11,410                 200,000
----------------------------------------------------------------------------------------------------------------------

The assumptions underlying these values are described in Performance Information, page 74.

* These Annual Total Return figures reflect the Portfolio's management fees and other operating expenses but do not reflect the Policy level or Variable Account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

                          HYPOTHETICAL ILLUSTRATIONS

Nonsmoker Male Age 45                            Cash Value Accumulation Test
Standard Risk Class                              Death Benefit Option 1
Stated Death Benefit $200,000                    Annual Premium $3,750
--------------------------------------------------------------------------------


  NEUBERGER & BERMAN AMT LIMITED MATURITY BOND PORTFOLIO
   Year     Annual Total   Cash Surrender  Account   Death
Ended:         Return*         Value        Value   Benefit
 12/31/88           7.17%           1,603    3,090  200,000
 12/31/89          10.77%           4,771    6,446  200,000
 12/31/90           8.32%           7,887    9,749  200,000
 12/31/91          11.34%          11,715   13,765  200,000
 12/31/92           5.18%          14,923   17,123  200,000
 12/31/93           6.63%          18,667   20,867  200,000
 12/31/94         (0.15)%          20,991   23,191  200,000
 12/31/95          10.94%          26,430   28,355  200,000
 12/31/96           4.31%          30,338   31,988  200,000
 12/31/97           6.74%          35,205   36,580  200,000

NEUBERGER & BERMAN AMT GROWTH PORTFOLIO
   Year     Annual Total   Cash Surrender  Account   Death
  Ended:      Return*          Value        Value   Benefit
 12/31/88          25.97%           2,198    3,686  200,000
 12/31/89          29.47%           6,693    8,368  200,000
 12/31/90         (8.19)%           8,092    9,955  200,000
 12/31/91          29.73%          14,326   16,376  200,000
 12/31/92           9.54%          18,504   20,704  200,000
 12/31/93           6.79%          22,514   24,714  200,000
 12/31/94         (4.99)%          23,489   25,689  200,000
 12/31/95          31.73%          35,133   37,058  200,000
 12/31/96           9.14%          41,324   42,974  200,000
 12/31/97          29.01%          57,107   58,482  200,000

NEUBERGER & BERMAN AMT PARTNERS PORTFOLIO
   Year     Annual Total   Cash Surrender  Account   Death
  Ended:      Return*          Value        Value   Benefit
 12/31/95          36.47%           2,532    4,020  200,000
 12/31/96          29.57%           7,130    8,805  200,000
 12/31/97          31.25%          13,136   14,998  200,000

The assumptions underlying these values are described in Performance Information, page 74.

* These Annual Total Return figures reflect the Portfolio's management fees and other operating expenses but do not reflect the Policy level or Variable Account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

--------------------------------------------------------------------------------

Nonsmoker Male Age 45                            Cash Value Accumulation Test
Standard Risk Class                              Death Benefit Option 1
Stated Death Benefit $200,000                    Annual Premium $3,750

--------------------------------------------------------------------------------

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
   Year     Annual Total   Cash Surrender  Account   Death
  Ended:        Return*         Value        Value   Benefit
 12/31/89          64.48%           3,427    4,914  200,000
 12/31/90           8.71%           6,618    8,293  200,000
 12/31/91          57.54%          15,437   17,299  200,000
 12/31/92           3.55%          18,514   20,564  200,000
 12/31/93          13.28%          23,957   26,157  200,000
 12/31/94         (4.38)%          25,079   27,279  200,000
 12/31/95          44.31%          40,788   42,988  200,000
 12/31/96           4.18%          45,251   47,176  200,000
 12/31/97          11.39%          53,470   55,120  200,000

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
   Year     Annual Total   Cash Surrender  Account   Death
  Ended:      Return*          Value       Value    Benefit
 12/31/94         (1.54)%           1,328    2,815  200,000
 12/31/95          44.45%           6,456    8,131  200,000
 12/31/96          11.90%          10,103   11,965  200,000
 12/31/97          15.01%          14,723   16,773  200,000

ALGER AMERICAN GROWTH PORTFOLIO
   Year     Annual Total   Cash Surrender  Account   Death
  Ended:      Return*          Value       Value    Benefit
 12/31/90           4.14%           1,507    2,994  200,000
 12/31/91          40.39%           6,466    8,141  200,000
 12/31/92          12.38%          10,168   12,030  200,000
 12/31/93          22.47%          15,918   17,968  200,000
 12/31/94           1.45%          18,552   20,752  200,000
 12/31/95          36.37%          29,566   31,766  200,000
 12/31/96          13.35%          36,522   38,722  200,000
 12/31/97          25.75%          49,779   51,704  200,000

ALGER AMERICAN LEVERAGED ALL CAP
   Year     Annual Total   Cash Surrender  Account   Death
  Ended:      Return*          Value        Value   Benefit
 12/31/96          12.04%           1,757    3,244  200,000
 12/31/97          19.68%           5,504    7,179  200,000

The assumptions underlying these values are described in Performance Information, page 74.

* These Annual Total Return figures reflect the Portfolio's management fees and other operating expenses but do not reflect the Policy level or Variable Account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

--------------------------------------------------------------------------------

Nonsmoker Male Age 45                            Cash Value Accumulation Test
Standard Risk Class                              Death Benefit Option 1
Stated Death Benefit $200,000                    Annual Premium $3,750

--------------------------------------------------------------------------------

FIDELITY VIP GROWTH PORTFOLIO
   Year     Annual Total   Cash Surrender  Account   Death
  Ended:       Return*         Value        Value   Benefit
 12/31/88          15.58%           1,869    3,356  200,000
 12/31/89          31.51%           6,399    8,074  200,000
 12/31/90        (11.73)%           7,434    9,296  200,000
 12/31/91          45.51%          15,420   17,470  200,000
 12/31/92           9.32%          19,654   21,854  200,000
 12/31/93          19.37%          26,853   29,053  200,000
 12/31/94         (0.02)%          29,187   31,387  200,000
 12/31/95          35.36%          43,867   45,792  200,000
 12/31/96          14.71%          53,545   55,195  200,000
 12/31/97          23.48%          69,638   71,013  200,000

FIDELITY VIP OVERSEAS PORTFOLIO
   Year     Annual Total   Cash Surrender  Account   Death
  Ended:      Return*          Value        Value   Benefit
 12/31/88           8.13%           1,633    3,120  200,000
 12/31/89          26.28%           5,766    7,441  200,000
 12/31/90         (1.67)%           7,921    9,784  200,000
 12/31/91           8.00%          11,326   13,376  200,000
 12/31/92        (10.72)%          11,922   14,122  200,000
 12/31/93          37.35%          20,716   22,916  200,000
 12/31/94           1.72%          23,514   25,714  200,000
 12/31/95           9.74%          28,880   30,805  200,000
 12/31/96          13.15%          35,863   37,513  200,000
 12/31/97          11.56%          43,035   44,410  200,000


The assumptions underlying these values are described in Performance Information, page 74.

* These Annual Total Return figures reflect the Portfolio's management fees and other operating expenses but do not reflect the Policy level or Variable Account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

--------------------------------------------------------------------------------

Nonsmoker Male Age 45                            Cash Value Accumulation Test
Standard Risk Class                              Death Benefit Option 1
Stated Death Benefit $200,000                    Annual Premium $3,750

--------------------------------------------------------------------------------

FIDELITY VIP MONEY MARKET PORTFOLIO
   Year     Annual Total   Cash Surrender  Account  Benefit
  Ended       Return *         Value        Value    Death
 12/31/88           7.39%           1,610    3,097  200,000
 12/31/89           9.12%           4,677    6,352  200,000
 12/31/90           8.04%           7,759    9,622  200,000
 12/31/91           6.09%          10,910   12,960  200,000
 12/31/92           3.90%          13,876   16,076  200,000
 12/31/93           3.23%          16,908   19,108  200,000
 12/31/94           4.25%          20,206   22,406  200,000
 12/31/95           5.87%          24,280   26,205  200,000
 12/31/96           5.41%          28,419   30,069  200,000
 12/31/97           5.51%          32,756   34,131  200,000

FIDELITY VIP II ASSET MANAGER PORTFOLIO
   Year     Annual Total   Cash Surrender  Account  Benefit
  Ended       Return *         Value        Value    Death
 12/31/90           6.72%           1,588    3,076  200,000
 12/31/91          22.56%           5,481    7,156  200,000
 12/31/92          11.71%           8,996   10,859  200,000
 12/31/93          21.23%          14,316   16,366  200,000
 12/31/94         (6.09)%          15,477   17,677  200,000
 12/31/95          16.96%          21,383   23,583  200,000
 12/31/96          14.60%          27,598   29,798  200,000
 12/31/97          20.65%          36,915   38,840  200,000

FIDELITY VIP II INDEX 500 PORTFOLIO
   Year     Annual Total   Cash Surrender  Account  Benefit
  Ended       Return *         Value        Value    Death
 12/31/93           9.74%           1,684    3,171  200,000
 12/31/94           1.04%           4,254    5,929  200,000
 12/31/95          37.19%           9,904   11,767  200,000
 12/31/96          22.82%          15,649   17,699  200,000
 12/31/97          32.82%          24,757   26,957  200,000


The assumptions underlying these values are described in Performance Information, page 74.

* These Annual Total Return figures reflect the Portfolio's management fees and other operating expenses but do not reflect the Policy level or Variable Account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

--------------------------------------------------------------------------------

Nonsmoker Male Age 45                            Cash Value Accumulation Test
Standard Risk Class                              Death Benefit Option 1
Stated Death Benefit $200,000                    Annual Premium $3,750

--------------------------------------------------------------------------------

INVESCO VIF TOTAL RETURN PORTFOLIO
   Year     Annual Total   Cash Surrender  Account  Benefit
  Ended       Return *         Value        Value    Death
 12/31/95          22.79%           2,097    3,585  200,000
 12/31/96          12.18%           5,410    7,085  200,000
 12/31/97          22.91%          10,046   11,908  200,000

INVESCO VIF INDUSTRIAL INCOME PORTFOLIO
   Year     Annual Total   Cash Surrender  Account   Death
  Ended:      Return*          Value        Value   Benefit
 12/31/95          29.25%           2,303    3,790  200,000
 12/31/96          22.28%           6,333    8,008  200,000
 12/31/97          28.17%          11,754   13,617  200,000

INVESCO VIF HIGH YIELD PORTFOLIO
   Year     Annual Total   Cash Surrender  Account   Death
  Ended:      Return*          Value        Value   Benefit
 12/31/95          19.76%           2,001    3,489  200,000
 12/31/96          16.59%           5,592    7,267  200,000
 12/31/97          17.33%           9,697   11,559  200,000

INVESCO VIF UTILITIES PORTFOLIO
   Year     Annual Total   Cash Surrender  Account   Death
  Ended:      Return*          Value        Value   Benefit
 12/31/95           9.08%           1,663    3,150  200,000
 12/31/96          12.76%           4,961    6,636  200,000
 12/31/97          23.41%           9,544   11,406  200,000

VAN ECK WORLDWIDE HARD ASSETS FUND
   Year     Annual Total   Cash Surrender  Account   Death
  Ended:      Return*          Value        Value   Benefit
 12/31/91         (2.93)%           1,284    2,771  200,000
 12/31/92         (4.09)%           3,552    5,227  200,000
 12/31/93         64.83 %          11,226   13,089  200,000
 12/31/94         (4.78)%          12,831   14,881  200,000
 12/31/95         10.99 %          17,129   19,329  200,000
 12/31/96         18.04 %          23,551   25,751  200,000
 12/31/97         (1.67)%          25,421   27,621  200,000

The assumptions underlying these values are described in Performance Information, page 74.

*These Annual Total Return figures reflect the Portfolio's management fees and other operating expenses but do not reflect the Policy level or Variable Account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

--------------------------------------------------------------------------------

Nonsmoker Male Age 45                            Cash Value Accumulation Test
Standard Risk Class                              Death Benefit Option 1
Stated Death Benefit $200,000                    Annual Premium $3,750

-------------------------------------------------------------------------------

VAN ECK WORLDWIDE BOND PORTFOLIO
   Year                    Annual Total      Cash Surrender  Account   Death
  Ended:                      Return*             Value       Value   Benefit
 12/31/90                      11.25%              1,732      3,219   200,000
 12/31/91                      18.39%              5,393      7,068   200,000
 12/31/92                     (5.25)%              7,197      9,060   200,000
 12/31/93                       7.79%             10,521     12,571   200,000
 12/31/94                     (1.32)%             12,663     14,863   200,000
 12/31/95                      17.30%             18,161     20,361   200,000
 12/31/96                       2.53%             21,109     23,309   200,000
 12/31/97                       2.38%             24,321     26,246   200,000
VAN ECK WORLDWIDE EMERGING MARKETS PORTFOLIO
   Year                    Annual Total      Cash Surrender  Account   Death
  Ended:                      Return*              Value      Value   Benefit
 12/31/96                      26.82%              2,225      3,713   200,000
 12/31/97                    (11.61)%              3,944      5,619   200,000
AIM VI CAPITAL APPRECIATION PORTFOLIO
   Year                    Annual Total      Cash Surrender  Account   Death
  Ended:                      Return*              Value      Value   Benefit
 12/31/94                       2.50%              1,455      2,943   200,000
 12/31/95                      35.69%              6,110      7,785   200,000
 12/31/96                      17.58%             10,328     12,191   200,000
 12/31/97                      13.51%             14,753     16,803   200,000
AIM VI GOVERNMENT SECURITIES PORTFOLIO
       Year                Annual Total      Cash Surrender  Account   Death
  Ended:                      Return*              Value      Value   Benefit
 12/31/94                      (3.73%)             1,259      2,746   200,000
 12/31/95                      15.56%              4,670      6,345   200,000
 12/31/96                       2.29%              7,217      9,079   200,000
 12/31/97                       8.16%             10,587     12,637   200,000

The assumptions underlying these values are described in Performance Information, page 74.

*These Annual Total Return figures reflect the Portfolio's management fees and other operating expenses but do not reflect the Policy level or Variable Account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

--------------------------------------------------------------------------------

                      FIRSTLINE II VARIABLE UNIVERSAL LIFE
                A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                                    issued by
                    Security Life of Denver Insurance Company
                                       and
                        Security Life Separate Account L1

This prospectus describes FirstLine II, an individual flexible premium variable universal life insurance policy (the "Policy" or collectively, "Policies") issued by Security Life of Denver Insurance Company ("Security Life"). The Policy is designed to provide insurance coverage with flexibility in death benefits and premium payments. The Policy is funded by Security Life Separate Account L1 (the "Variable Account"). Twenty-three Divisions of the Variable Account are available under the Policy. A Guaranteed Interest Division, which guarantees a minimum fixed rate of interest, is also available. Purchasers may utilize both the Divisions of the Variable Account and the Guaranteed Interest Division simultaneously. The Loan Division represents amounts we set aside as collateral for Policy Loans taken or transferred into the Policy.

The Owner may utilize a maximum of 18 Divisions for investment over the lifetime of the Policy until current administrative systems are enhanced. The Divisions include the Divisions of the Variable Account and the Guaranteed Interest Division, but exclude the Loan Division. For example, if the Owner has allocated or transferred funds to 17 Divisions of the Variable Account and to the Guaranteed Interest Division (or to 18 Divisions of the Variable Account), those will be the only Divisions to which the Owner can subsequently allocate or transfer funds. Therefore, Owners may prefer to utilize fewer Divisions in the early years of the Policy so as to leave open the option to invest in other Divisions in the future. An Owner who has used 18 Variable Divisions will no longer have the Guaranteed Interest Division available for future use.

We will pay the Death Proceeds when the Insured dies if the Policy is still in force. The Death Proceeds will equal the death benefit, reduced by outstanding Policy Loans, accrued loan interest, and charges incurred prior to the date of the Insured's death, but not deducted. The death benefit consists of two elements: the Base Death Benefit and any amount added by Rider. The Policy will remain in force as long as the Net Cash Surrender Value remains positive. The Policy is guaranteed not to lapse during the first three policy years, regardless of its Net Cash Surrender Value if, on each Monthly Processing Date during the first three Policy years, the sum of premiums paid, less the sum of Partial Withdrawals and Policy Loans taken including accrued loan interest, is greater than or equal to the sum of the applicable minimum monthly premiums for each Policy Month starting with the first Policy Month to and including the Policy Month which begins on the current Monthly Processing Date.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE. A PROSPECTUS FOR THE PORTFOLIO OR PORTFOLIOS BEING CONSIDERED MUST ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ IN CONJUNCTION HEREWITH. IN THIS PROSPECTUS "WE," "US" AND "OUR" REFER TO SECURITY LIFE OF DENVER INSURANCE COMPANY.

THIS POLICY IS NOT AVAILABLE IN ALL JURISDICTIONS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. THE FEATURES OF ANY POLICY ISSUED MAY VARY DEPENDING ON THE STATE IN WHICH THE CONTRACT IS ISSUED. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATION REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR ANY ATTACHED SUPPLEMENT HERETO.

Date of Prospectus: May 1, 1998

Form V-62-98

The minimum monthly premium is equal to one twelfth of the Minimum Annual Premium. If the Guaranteed Minimum Death Benefit Provision is effective, the Stated Death Benefit portion of the Policy will remain in force for the Guarantee Period. To continue the Guarantee Period, the required premiums must be paid and the Net Account Value must remain diversified.

The Policy permits a choice of two death benefit options: Option 1, a fixed benefit that equals the Stated Death Benefit, and Option 2, a benefit that equals the Stated Death Benefit plus the Account Value. The Base Death Benefit in force as of any Valuation Date will not be less than the amount necessary to qualify the Policy as a life insurance contract under the Internal Revenue Code in existence at the time the Policy is issued.

When applying for the Policy, the Owner irrevocably chooses which of two tests for compliance with the Federal income tax law definition of life insurance we will apply to the Policy. These tests are the Cash Value Accumulation Test and the Guideline Premium/Cash Value Corridor Test. If the Guideline Premium/Cash Value Corridor Test is chosen, the premium payments will be limited.

We will not allocate funds to the Policy until we receive the Initial Premium, and we have approved the Policy for issue. Thereafter, the timing and amount of premium payments may vary, within specified limits. A higher premium level may be required to keep the Guaranteed Minimum Death Benefit in force. After certain deductions have been made, the Net Premiums may be allocated to one or more of the Divisions of the Variable Account and to the Guaranteed Interest Division. The assets of the Divisions of the Variable Account will be used to purchase, at net asset value, shares of designated Portfolios of various investment companies. A Policy may be returned according to the terms of the Right to Examine Policy Period (also called the Free Look Period). Net Premiums allocated to the Variable Account will be held in the Division investing in the Fidelity VIP Money Market Portfolio of the Variable Account during the Delivery and Free Look Periods.

The Account Value is the sum of the amounts in the Divisions of the Variable Account plus the amount in the Guaranteed Interest Division and the amount in the Loan Division. The value of the amounts allocated to the Divisions of the Variable Account will vary with the investment experience of the corresponding Portfolios; there is no minimum guaranteed cash value for amounts allocated to the Divisions of the Variable Account. The value of amounts allocated to the Guaranteed Interest Division will depend on the interest rates we declare. The Account Value will also reflect deductions for the cost of insurance and expenses, as well as increases for additional Net Premiums. A Surrender Charge may be incurred if the policy is surrendered, allowed to lapse, a Partial Withdrawal is taken or the Stated Death Benefit is reduced.

Replacing existing insurance coverage with the Policy described in this prospectus may not be advantageous.



ISSUED BY:         Security Life of Denver
                   Insurance Company
                   Security Life Center
                   1290 Broadway
                   Denver, CO 80203-5699
                   (800) 525-9852

THROUGH ITS:       Security Life Separate Account L1

ADMINISTERED AT:   Customer Service Center
                   P.O. Box 173888
                   Denver, CO 80217-3888
                   (800) 848-6362


PROSPECTUS DATED:  May 1, 1998

BROKER-DEALER:     ING America Equities, Inc.
                   1290 Broadway
                   Attn: Variable
                   Denver, CO 80203-5699
                   (303) 860-2000



--------------------------------------------------------------------------------
FirstLine II                          2


TABLE OF CONTENTS
DEFINITION OF SPECIAL TERMS USED IN THIS PROSPECTUS...................................................7

POLICY SUMMARY.......................................................................................10
GENERAL INFORMATION..................................................................................10
DEATH BENEFITS.......................................................................................10
CONTINUATION OF COVERAGE.............................................................................10
ADDITIONAL BENEFITS..................................................................................10
PREMIUMS.............................................................................................10
ALLOCATION OF NET PREMIUMS...........................................................................10
MAXIMUM NUMBER OF INVESTMENT DIVISIONS...............................................................11
POLICY VALUES........................................................................................11
DETERMINING THE VALUE IN THE DIVISIONS OF THE VARIABLE ACCOUNT.......................................11
HOW WE CALCULATE ACCUMULATION UNIT VALUES FOR EACH DIVISION..........................................11
TRANSFERS OF ACCOUNT VALUES..........................................................................11
DOLLAR COST AVERAGING................................................................................11
AUTOMATIC REBALANCING................................................................................11
LOANS................................................................................................12
PARTIAL WITHDRAWALS..................................................................................12
SURRENDER............................................................................................12
RIGHT TO EXCHANGE POLICY.............................................................................12
LAPSE................................................................................................12
REINSTATEMENT........................................................................................12
CHARGES AND DEDUCTIONS...............................................................................12
PERSISTENCY REFUND...................................................................................13
TAX CONSIDERATIONS...................................................................................13

INFORMATION ABOUT SECURITY LIFE, THE VARIABLE ACCOUNT, THE INVESTMENT OPTIONS
         AND THE GUARANTEED INTEREST DIVISION........................................................14
SECURITY LIFE OF DENVER INSURANCE COMPANY............................................................14
SECURITY LIFE SEPARATE ACCOUNT L1....................................................................14
MAXIMUM NUMBER OF INVESTMENT DIVISIONS...............................................................15
INVESTMENT OBJECTIVES OF THE PORTFOLIOS..............................................................15
THE GUARANTEED INTEREST DIVISION.....................................................................18

DETAILED INFORMATION ABOUT THE FIRSTLINE II VARIABLE UNIVERSAL LIFE POLICY...........................18
APPLYING FOR A POLICY................................................................................18
TEMPORARY INSURANCE..................................................................................19
PREMIUMS ............................................................................................19
                  Scheduled Premiums.................................................................19
                  Unscheduled Premium Payments.......................................................19
                  Minimum Annual Premium.............................................................19
                  Special Continuation Period........................................................19
                  Premium Payments Affect the Coverage...............................................20
                  Choice of Definitional Tests.......................................................20
                  Guaranteed Minimum Death Benefit Provision.........................................20
                  Modified Endowment Contracts.......................................................20
ALLOCATION OF NET PREMIUMS...........................................................................20
MAXIMUM NUMBER OF INVESTMENT DIVISIONS...............................................................21
DEATH BENEFITS.......................................................................................21
                  Death Benefit Options..............................................................21
                  Changes in Death Benefit Option....................................................22
                  Changes in Death Benefit Amounts...................................................22

--------------------------------------------------------------------------------
FirstLine II                            3

                  Guaranteed Minimum Death Benefit...................................................23
                  Requirements to Maintain the Guarantee Period......................................23
ADDITIONAL BENEFITS..................................................................................24
                  Adjustable Term Insurance Rider....................................................24
                  Additional Insured Rider...........................................................25
                  Right to Exchange Rider............................................................25
                  Waiver of Cost of Insurance Rider..................................................25
                  Waiver of Specified Premium Rider..................................................25
BENEFITS AT MATURITY.................................................................................25
CONTINUATION OF COVERAGE.............................................................................25
POLICY VALUES........................................................................................25
                  Account Value......................................................................25
                  Cash Surrender Value...............................................................26
                  Net Cash Surrender Value...........................................................26
                  Net Account Value..................................................................26
DETERMINING THE VALUE IN THE DIVISIONS OF THE VARIABLE ACCOUNT.......................................26
HOW WE CALCULATE ACCUMULATION UNIT VALUES FOR EACH DIVISION..........................................26
TRANSFERS OF ACCOUNT VALUES..........................................................................27
DOLLAR COST AVERAGING................................................................................27
AUTOMATIC REBALANCING................................................................................28
POLICY LOANS.........................................................................................29
PARTIAL WITHDRAWALS..................................................................................29
SURRENDER............................................................................................30
RIGHT TO EXCHANGE POLICY.............................................................................30
LAPSE................................................................................................30
                  If the Guaranteed Minimum Death Benefit Is Not in Effect...........................31
                  If the Guaranteed Minimum Death Benefit Is in Effect...............................31
GRACE PERIOD.........................................................................................31
REINSTATEMENT........................................................................................31

CHARGES, DEDUCTIONS AND REFUNDS......................................................................32
DEDUCTIONS FROM PREMIUMS.............................................................................32
                  Tax Charges........................................................................32
                  Sales Charge.......................................................................32
DAILY DEDUCTIONS FROM THE VARIABLE ACCOUNT...........................................................32
                  Mortality and Expense Risk Charge..................................................32
MONTHLY DEDUCTIONS FROM THE ACCOUNT VALUE............................................................33
                  Initial Policy Charge..............................................................33
                  Monthly Administrative Charge......................................................33
                  Cost of Insurance Charges..........................................................33
                  Charges for Additional Benefits....................................................34
                  Changes in Monthly Charges.........................................................34
POLICY TRANSACTION FEES..............................................................................34
                  Partial Withdrawal.................................................................34
                  Transfers..........................................................................34
                  Allocation Changes.................................................................34
                  Illustrations......................................................................34
                  Continuation of Coverage Administrative Fee........................................34
PERSISTENCY REFUND...................................................................................34
SURRENDER CHARGE.....................................................................................35
                  Administrative Surrender Charge....................................................35
                  Sales Surrender Charge.............................................................36
                  Calculation of Surrender Charge....................................................37
CHARGES FROM PORTFOLIOS..............................................................................37
                  Portfolio Annual Expenses..........................................................38

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

GROUP OR SPONSORED ARRANGEMENTS OR CORPORATE PURCHASERS..............................................40
OTHER CHARGES........................................................................................40

TAX CONSIDERATIONS...................................................................................40
LIFE INSURANCE DEFINITION............................................................................40
DIVERSIFICATION REQUIREMENTS.........................................................................41
MODIFIED ENDOWMENT CONTRACTS.........................................................................41
TAX TREATMENT OF PREMIUMS............................................................................42
LOANS, LAPSES, SURRENDERS AND WITHDRAWALS............................................................42
                  If the Policy Is Not a Modified Endowment Contract.................................42
                  If the Policy Is a Modified Endowment Contract.....................................42
ALTERNATIVE MINIMUM TAX..............................................................................43
SECTION 1035 EXCHANGES...............................................................................43
TAX-EXEMPT POLICY OWNERS.............................................................................43
CHANGES TO COMPLY WITH LAW...........................................................................43
OTHER................................................................................................43

ADDITIONAL INFORMATION ABOUT THE POLICY..............................................................44
VOTING PRIVILEGES....................................................................................44
RIGHT TO CHANGE OPERATIONS...........................................................................44
REPORTS TO OWNERS....................................................................................45

OTHER GENERAL POLICY PROVISIONS......................................................................45
FREE LOOK PERIOD.....................................................................................45
THE POLICY...........................................................................................45
AGE..................................................................................................45
OWNERSHIP............................................................................................46
BENEFICIARY..........................................................................................46
COLLATERAL ASSIGNMENT................................................................................46
INCONTESTABILITY.....................................................................................46
MISSTATEMENTS OF AGE OR SEX..........................................................................46
SUICIDE..............................................................................................46
PAYMENT..............................................................................................47
NOTIFICATION AND CLAIMS PROCEDURES...................................................................47
TELEPHONE PRIVILEGES.................................................................................47
NON-PARTICIPATING....................................................................................47
DISTRIBUTION OF THE POLICIES.........................................................................47
SETTLEMENT PROVISIONS................................................................................48

ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT VALUES AND SURRENDER VALUES, AND
         ACCUMULATED PREMIUMS........................................................................49

ADDITIONAL INFORMATION...............................................................................57
DIRECTORS AND OFFICERS...............................................................................57
STATE REGULATION.....................................................................................60
LEGAL MATTERS........................................................................................60
LEGAL PROCEEDINGS....................................................................................60
EXPERTS..............................................................................................60
REGISTRATION STATEMENT...............................................................................60
YEAR 2000 PREPAREDNESS...............................................................................60

FINANCIAL STATEMENTS.................................................................................61

APPENDIX A...........................................................................................64

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

APPENDIX B...........................................................................................72
APPENDIX C...........................................................................................73
PERFORMANCE INFORMATION..............................................................................73

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

DEFINITION OF SPECIAL
TERMS USED IN THIS
PROSPECTUS

As used in this prospectus, the following terms have the indicated meanings. There are other capitalized terms which are explained or defined in other parts of this prospectus.

Account Value -- The total of the amounts allocated to the Divisions of the Variable Account and to the Guaranteed Interest Division, as well as any amount set aside in the Loan Division to secure a Policy Loan.

Accumulation Unit -- A unit of measurement used to calculate the Account Value in each Division of the Variable Account.

Accumulation Unit Value -- The value of an Accumulation Unit of each Division of the Variable Account. The Accumulation Unit Value is determined as of each Valuation Date.

Adjustable Term Insurance Rider -- The Adjustable Term Insurance Rider is available to add death benefit coverage to the Policy. The Adjustable Term Insurance Rider allows the Owner to schedule the pattern of death benefits appropriate for anticipated needs. The Adjustable Term Insurance Rider is not guaranteed under the Guaranteed Minimum Death Benefit.

Age -- The Insured's Age at any time is his or her age on the birthday nearest the Policy Date plus the number of full Policy years since the Policy Date.

Age 100 -- The Policy anniversary on which the Insured's Age is 100.

Base Death Benefit -- The Base Death Benefit will vary according to which death benefit option is chosen. Under Option 1, the Base Death Benefit equals the Stated Death Benefit of the Policy. Under Option 2, the Base Death Benefit equals the Stated Death Benefit of the Policy plus the Account Value. The Base Death Benefit may be increased to satisfy the Federal income tax law definition of life insurance.

Beneficiary(ies) -- The person or persons designated to receive the Death
         Proceeds upon the death of the Insured.

Cash Surrender Value -- The amount of the Account Value minus the Surrender
         Charge, if any.

Customer Service Center -- Our administrative office at P.O. Box 173888, Denver,
         CO 80217-3888.

Continuation of Coverage -- A Policy feature which permits the insurance coverage to continue in force beyond Policy Age 100.

Death Proceeds -- The amount payable upon the death of the Insured. It equals the Base Death Benefit plus any Rider benefits, if applicable, minus outstanding Policy Loans, accrued loan interest, minus any Policy charges incurred prior to the date of the Insured's death, but not yet deducted.

Delivery Period -- The period which begins on the date the Policy is issued and ends on the earlier of: (a) the date the Policy was delivered so long as we receive notice of the delivery date at our Customer Service Center before the date defined in (b) or, (b) the date the Policy is mailed from our Customer Service Center plus the deemed mailing time. The deemed mailing time is five days, unless required otherwise by the state in which the Policy is issued.

Division(s) -- The Loan Division and the Divisions of the Variable Account which invest in shares of the Portfolios and the Guaranteed Interest Division.

Free Look Period -- The period of time within which the Owner may examine the Policy and return it for a refund. This is also called the Right to Examine Policy Period.

General Account -- The account which contains all of our assets other than those held in the Variable Account or our other separate accounts.

Guarantee Period -- The period during which the Stated Death Benefit is guaranteed under the Guaranteed Minimum Death Benefit provision. The Guarantee Period is to the Insured's Age 65 or 10 years from the Policy Date, whichever is later. The Guarantee Period will end sooner if the Guarantee Period Annual Premium has not been paid or on any Monthly Processing Date that the Net Account Value is not diversified according to the Policy requirements.

Guarantee Period Annual Premium -- The premium payment level required to maintain the Guarantee Period.

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

Guaranteed Interest Division -- Part of our General Account to which a portion of the Account Value may be allocated and which guarantees principal and interest.

Guaranteed Minimum Death Benefit -- The Policy provision which guarantees that the Stated Death Benefit will remain in force for the Guarantee Period regardless of the amount of the Net Cash Surrender Value, provided certain conditions are met.

Initial Premium -- The premium which is required to be paid and received by our Customer Service Center for coverage to begin. Initial Premium is equal to the sum of the scheduled modal premiums which fall due from the Policy effective date through the Investment Date.

Insured -- The person on whose life this Policy is issued and upon whose death the Death Proceeds are payable.

Investment Date -- The date we allocate funds to the Policy. We will allocate the Initial Net Premium to the Policy on the next Valuation Date following the date:

         (i)   we have received Initial Premium, and,

         (ii)  we have approved the Policy for issue, and

         (iii) all issue requirements have been met and received in our Customer Service Center.

Loan Division -- Part of our General Account in which funds are set aside to secure outstanding Policy Loans and accrued loan interest when due.


Minimum Annual Premium -- The premium which must be paid during the first three policy years to meet the requirements of the Special Continuation Period.

Monthly Processing Date -- The date each month on which deductions from the Account Value are due. The first Monthly Processing Date will be the later of the Policy Date or the Investment Date. Subsequent Monthly Processing Dates will be the same date as the Policy Date unless this is not a Valuation Date, in which case the Monthly Processing Date is the next Valuation Date.

NASD -- The National Association of Securities Dealers, Inc.

Net Account Value -- The Account Value minus Policy Loans and accrued loan interest.

Net Amount at Risk -- (for the Base Death Benefit) The difference between the current Base Death Benefit and the amount of the Account Value.

Net Cash Surrender Value -- The amount available if the Policy is surrendered.
         It is equal to the Cash Surrender Value minus Policy Loans and accrued loan interest.

Net Premium -- Premium amounts paid minus the sales and tax charges. These charges are deducted from the premiums before the premium is applied to the Account Value.

Owner -- The individual, entity, partnership, representative or party who can exercise all rights over and receive the benefits of the Policy during the Insured's lifetime.

Partial Withdrawal -- The withdrawal of part of the Net Cash Surrender Value from the Policy. A Partial Withdrawal may cause a Surrender Charge to be incurred, and it may reduce the amount of Base Death Benefit and Target Death Benefit in force.

Policy -- The basic Policy, any applications, and any Riders or endorsements.

Policy Date -- The date upon which the Policy becomes effective. The Policy
         Date is used to determine the Monthly Processing Date, Policy months, Policy years, and Policy monthly, quarterly, semi-annual and annual anniversaries. Unless otherwise indicated, the term Policy anniversary refers to the annual anniversary of the Policy.

Policy Loan -- The total amounts borrowed from the Policy, plus any Policy
         Loan interest capitalized when due, minus any Policy Loan repayments.

Portfolios -- The investment options available to the Divisions of the Variable
         Account. Each Portfolio has a defined investment objective.

Premium Class -- The underwriting class into which the Insured is categorized. This includes smoking status of the Insured as well as any substandard ratings which may apply. The Premium Class for the Policy is listed in the Schedule.

Rider -- A Rider adds benefits to the Policy.

Schedule -- The pages contained in the Policy which include the information specific to the Policy, such as the Insured's Age, the Policy Date, etc.

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FirstLine II                           8

Scheduled Premium -- The premium amount specified by the Owner on the application as the amount intended to be paid at fixed intervals over a specified period of time. Premiums may be paid on a monthly, quarterly, semiannual, or annual basis. The Scheduled Premium need not be paid and may be changed at any time. Also, within limits, the Owner may pay more or less than the Scheduled Premium.

SEC -- The United States Securities and Exchange Commission.

Segment -- The Stated Death Benefit on the Policy Date is the initial Segment, or Segment 1. Each increase in the Stated Death Benefit (other than an option change) is a new Segment. The first year for a Segment begins on the effective date of the Segment and ends one year later. Each subsequent year begins at the end of the prior Segment year. Each new Segment may be subject to a new Minimum Annual Premium, new sales charge, new surrender charges, new cost of insurance charges and new incontestability and suicide exclusion periods.

Special Continuation Period -- A three-year period beginning at the Policy Date, during which payment of the Minimum Annual Premium will guarantee the Policy against lapse.

Stated Death Benefit -- The sum of the Segments under the Policy. The Stated
         Death Benefit changes when there is an increase, a decrease, or when a transaction on the Policy causes it to change.

Surrender Charge -- The charge made against the Account Value in the event of surrender, Policy lapse, requested reductions in the Stated Death Benefit, or certain Partial Withdrawals. The Surrender Charge consists of the administrative Surrender Charge and the sales Surrender Charge.

Target Death Benefit -- When an Adjustable Term Insurance Rider is added to the
         Policy, the Target Death Benefit and Stated Death Benefit are specified in the Policy application; the Adjustable Term Insurance Rider Death Benefit is the difference between the Target Death Benefit and the Base Death Benefit. In no event will the Adjustable Term Insurance Rider Death Benefit be less than zero. The Adjustable Term Insurance Rider automatically adjusts over time for changes in the Base Death Benefit to comply with the Federal income tax law definition of life insurance and to keep the Target Death Benefit at the desired amount. The Target Death Benefit for each year is shown in the Schedule when an Adjustable Term Insurance Rider exists on the Policy.

Target Premium -- The premium on which the maximum Sales Surrender Charge is calculated.

Transaction Date -- The date we receive a premium or an acceptable written or telephone request at our Customer Service Center. If the premium or request reaches our Customer Service Center on a day which is not a Valuation Date, or after the close of business on a Valuation Date, the Transaction Date will be the next succeeding Valuation Date.

Valuation Date -- Each date as of which the net asset value of the shares of the Portfolios and the unit values of the Divisions are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange and Security Life's Customer Service Center are open for business or as may be required by law, except for days that a Division's corresponding Portfolio does not value its shares.

Valuation Period -- The period which begins at 4:00 p.m. Eastern Time on a Valuation Date and ends at 4:00 p.m. Eastern Time on the next Valuation Date.

Variable Account -- Security Life Separate Account L1 segregates the assets funding the Policy from the assets in our General Account. The Variable Account is divided into Divisions, each of which invests in shares of one of the Portfolios.

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FirstLine II                           9

POLICY SUMMARY

This policy summary provides a brief overview of the Policy. Further detail is provided in the Policy and in the detailed information appearing elsewhere in this prospectus. The discussion in this prospectus assumes that any state variation will be covered in a special prospectus supplement or in the form of policy approved in that state, as appropriate. The terms under which the policies are issued may vary from those described in this prospectus based on particular circumstances. The description of the Policy in this prospectus is subject to the terms of the Policy purchased by an owner or any rider to it. An applicant may review a copy of the Policy and any rider to it on request.

General Information

The Policy provides life insurance protection on the life of the Insured. As long as the Policy remains in force, we will pay a death benefit when the Insured dies. At the insured's Age 100 the Owner may surrender the Policy or allow Continuation of Coverage to become effective. If Continuation of Coverage is effective, we will deduct a one-time administrative fee and the Policy will remain in force. See Continuation of Coverage, page 25.

Death Benefits

We will pay the Death Proceeds to the Beneficiary upon the death of the Insured while the Policy remains in force. The Death Proceeds will be equal to the Base Death Benefit plus any amounts payable by Rider, reduced by the amount of any outstanding Policy Loan and any accrued loan interest. See Death Benefits, page 21.

When we issue the Policy, the death benefit is equal to the Stated Death Benefit plus any amount added by Adjustable Term Insurance Rider. The minimum Stated Death Benefit for which we will issue a Policy is $50,000; however, we may lower the minimum Stated Death Benefit for group or sponsored arrangements or corporate purchasers.

Generally, the Policy will remain in force only as long as the Net Cash Surrender Value is sufficient to pay the monthly deductions. However if the Special Continuation Period is in effect (during the first three policy years) and minimum premiums have been paid as specified in the section on Lapse (see Lapse, page 30) then the Policy and its Riders are guaranteed not to lapse, regardless of the Net Cash Surrender Value.

The Stated Death Benefit of the Policy may remain in force after the Special Continuation Period even if the Net Cash Surrender Value is insufficient to pay all the monthly deductions if the Guaranteed Minimum Death Benefit provision is in effect and the requirements have been met. See Guaranteed Minimum Death Benefit Provision, page 20.


Continuation of Coverage

If the Insured is still living at Age 100 and the Continuation of Coverage feature is in effect, we will deduct a one-time administrative fee and the Policy will remain in force. See Continuation of Coverage, page 25.

Additional Benefits

A variety of additional benefits may be attached to the Policy by Rider. The charge for these benefits is deducted monthly from the Account Value. See Additional Benefits, page 24.

Premiums

The Policy is a flexible premium Policy, so the amount and frequency of the premiums may vary, within limits. There are no required premium payments other than those required to keep the Policy in force or payments required to maintain certain benefits as described below.

The Initial Premium must be paid for us to issue the Policy. The Minimum Annual Premium must be paid in order to meet the requirements for the three-year Special Continuation Period. The Guarantee Period Annual Premium must be paid to maintain the Guaranteed Minimum Death Benefit.

The Scheduled Premium is specified by the Owner at application. The Scheduled Premium may not be sufficient to maintain the Guarantee Period for the Guaranteed Minimum Death Benefit or to keep the Policy in force.

Since this is a flexible premium life insurance Policy, the amount of premiums paid will affect the length of time the Policy will stay in force. See Premium Payments Affect the Coverage, page 20.

Allocation of Net Premiums

After certain premium-based charges are deducted from the premiums, the balance, Net Premium, is added to the Account Value based on the premium allocation instructions. Net Premiums may be allocated to one or more Divisions of the Variable Account, or to the Guaranteed Interest Division, or both. However, amounts can be allocated to no more than 18 Divisions over the life of the Policy.

No allocations will be made prior to the Investment Date.

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FirstLine II                           10

After the Investment Date, amounts allocated to the Guaranteed Interest Division will be allocated to that Division upon receipt. Amounts allocated to the Divisions of the Variable Account will be held in the Division investing in the Fidelity VIP Money Market Portfolio. At the end of the Delivery and Free Look Periods, the amounts allocated to the Guaranteed Interest Division will remain in that Division; and, the funds held in the Fidelity VIP Money Market Division will be reallocated to the other Divisions of the Variable Account according to the most recent premium allocation instructions. Thereafter, Net Premiums will be allocated upon receipt according to the most recent premium allocation instructions. Allocation percentages must be in whole numbers, with the sum equaling 100%. See Allocation of Net Premiums, page 20.

Maximum Number of Investment Divisions

The Owner may utilize a maximum of 18 Divisions for investment over the lifetime of the Policy until current administrative systems are enhanced. See Maximum Number of Investment Divisions, page 21.

Policy Values

The Policy Account Value is equal to the sum of the amounts in the Guaranteed Interest Division and in the Divisions of the Variable Account. It also includes any amount we set aside in the Loan Division as collateral for any outstanding Policy Loan. The Account Value reflects Net Premiums paid, as well as deductions for charges. It will reflect the investment experience of amounts allocated to the Divisions of the Variable Account, and interest earned on amounts allocated to the Guaranteed Interest Division and the Loan Division. Any Partial Withdrawals and service fees will be deducted from the Account Value.

The Cash Surrender Value of the Policy is equal to the Account Value less any Surrender Charge.

The Net Cash Surrender Value of the Policy is equal to the Cash Surrender Value less the amount of outstanding Policy Loans and accrued loan interest.

The Net Account Value of the Policy is equal to the Account Value less the amount of outstanding Policy Loans and accrued loan interest.

Determining the Value in the Divisions of the Variable Account

The amounts in the Divisions of the Variable Account are measured in terms of Accumulation Units and Accumulation Unit Values. On any given day, the value of the amount in a Division of the Variable Account is equal to the Accumulation Unit Value times the number of Accumulation Units credited to that Division. Each Division of the Variable Account will have different Accumulation Unit Values. See Determining the Value in the Divisions of the Variable Account, page 26.

How We Calculate Accumulation Unit Values For Each Division

We determine Accumulation Unit Values for each Division of the Variable Account as of each Valuation Date. All Policy transactions are effective as of a Valuation Date. Each Accumulation Unit Value reflects the investment experience of the underlying Portfolio for the Valuation Period as well as asset-based charges deducted in connection with the Policy and the expenses of the Portfolio. See How We Calculate Accumulation Unit Values for Each Division, page 26.

Transfers of Account Values

After the Free Look Period, the Owner may make up to 12 transfers among Divisions of the Variable Account or to the Guaranteed Interest Division in each Policy year without charge. There will be a $25 charge for each transfer over 12 in a Policy year. Transfers resulting from Automatic Rebalancing or Dollar Cost Averaging are not included in the 12 transfers without a charge. The minimum amount we will transfer is $100 or the balance in the division if less than $100.

Once during the first 30 days of each Policy year, transfers may be made from the Guaranteed Interest Division. Transfer amounts from the Guaranteed Interest Division to the Divisions of the Variable Account are limited. Transfers of the Account Value to the Guaranteed Interest Division are not limited to this 30-day period. See Transfers of Account Values, page 27.

Dollar Cost Averaging

Dollar Cost Averaging is available by electing this feature at application or by completing the appropriate form. We offer Dollar Cost Averaging to Owners who have at least $10,000 in the Divisions investing in either the Fidelity VIP Money Market Portfolio or the Neuberger & Berman AMT Limited Maturity Bond Portfolio. There is no charge for this feature. See Dollar Cost Averaging, page 27.

Automatic Rebalancing

Automatic Rebalancing is available by electing this feature at application or by completing the appropriate form.

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


Automatic Rebalancing allows the Owner to match the Account Value allocations over time to the specified allocation percentages. We will charge a fee of $25 each time the automatic rebalancing allocation is changed in excess of five times per policy year; otherwise, there is no charge for this feature. See Automatic Rebalancing, page 28.

Loans

Loans may be taken against the Policy's Cash Surrender Value. Unless otherwise required by state law, the loan must be at least $100. Loan interest accrues at an annual rate of 4.75%. The Loan Division earns a guaranteed rate of interest equal to 4% on an annual basis. See Policy Loans, page 29.

Partial Withdrawals

Part of the Net Cash Surrender Value may be withdrawn any time after the first Policy year, within limits. Only one Partial Withdrawal may be taken per Policy year. See Partial Withdrawals, page 29.

Surrender

The Owner may surrender the Policy for its Net Cash Surrender Value at any time while the Insured is living. The Net Cash Surrender Value of the Policy equals the Cash Surrender Value minus Policy Loans and accrued loan interest. We will compute the Net Cash Surrender Value as of the date we receive the request and the Policy at our Customer Service Center. All insurance coverage will end on that date. See Surrender, page 30.

Right to Exchange Policy

At any time during the first 24 months following the Policy Date, the Owner may exercise the right to exchange the Policy from one in which the Account Value is not guaranteed into a guaranteed Policy, unless required differently by state law. See Right to Exchange Policy, page 30.

Lapse

Insurance coverage will continue as long as the Net Cash Surrender Value of the Policy is sufficient to pay the deductions that are taken out of the Account Value each month. In addition, during the first three Policy years if the conditions of the Special Continuation Period have been met, the Policy and all attached Riders are guaranteed not to lapse, regardless of the Net Cash Surrender Value.

Also, if the requirements to maintain the Guarantee Period for the Guaranteed Minimum Death Benefit provision have been met, the Stated Death Benefit portion of the Policy will remain in effect after the three-year Special Continuation Period regardless of the amount of the Net Cash Surrender Value. However, if the requirements to maintain the Guarantee Period have not been met, the Guaranteed Minimum Death Benefit provision will lapse. See Lapse, page 30.

Reinstatement

A lapsed Policy and its Riders may be reinstated within five years of its lapse if it has not been surrendered and the Insured is still living. New evidence of insurability and payment of certain reinstatement premiums will be required. We also will reinstate any Policy Loans which existed when coverage ended, with accrued loan interest to the date of lapse. See Reinstatement, page 31.

Charges and Deductions

Deductions From Premiums: The following charges are deducted from each premium before it is applied to the Account Value:

     (i) Tax Charges-- A charge currently equal to 2.5% of premiums is deducted for state and local premium taxes. A charge currently equal to 1.5% of each premium is deducted to cover our estimated cost of the Federal income tax treatment of deferred acquisition costs. We reserve the right to increase or decrease the premium expense charges for taxes due to any change in tax law. We further reserve the right to increase or decrease the premium expense charge for the Federal deferred acquisition cost due to any change in the cost to us.

     (ii) Sales Charge -- A charge equal to a percentage of each premium is deducted to cover a portion of our expenses in issuing this Policy. This charge is based on the Insured's Age on the Policy Date or the date of an increase in coverage.

           Age of Insured           Sales Charge Percentage
           --------------           -----------------------
                 0-49                       2.25%
                50-59                       3.25%
                60-85                       4.25%

         This deduction is only a portion of the total sales charge that will be assessed against the Account Value in the event of surrender during the first 14 Policy Years or 14 years following the addition of a new Segment. See Sales Surrender Charge, page 36.

See Deductions from Premiums, page 32.

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


Deductions From The Variable Account: A mortality and expense risk charge is assessed against the Divisions of the Variable Account in the amount of 0.75% per annum (0.002055% per day). We assess this charge to compensate us for mortality and expense risks under the Policies. See Daily Deductions from the Variable Account, page 32.

Monthly Deductions From The Account Value: The following charges are deducted from the Account Value at the beginning of each Policy month:

     (i) Initial Policy Charge -- $10 per month for the first three policy years.

     (ii) Monthly Administrative Charge -- $3 per month plus $0.025 per thousand of Stated Death Benefit (or Target Death Benefit if greater). Currently the per thousand charge is limited to $30 per month.

     (iii) Cost of Insurance Charge -- A monthly charge based on the Net Amount at Risk on the life of the Insured. The amount of this charge differs for the Base Death Benefit, any Adjustable Term Insurance Rider, as well as for multiple Segments.

     (iv) Charges for Additional Benefits -- The cost of any additional benefits added by Rider, other than the Adjustable Term Insurance Rider.

See Monthly Deductions from the Account Value, page 33.

Policy Transaction Fees: Policy Transaction Fees are deducted from the Divisions of the Variable Account and Guaranteed Interest Division in the same proportion that the Account Value in each Division bears to the total Net Account Value immediately following the transaction for which the charge is made. See Policy Transaction Fees, page 34.

     (i)   Partial Withdrawal fee -- $25.

     (ii) Transfer fee -- Twelve transfers per Policy year are permitted without fees; for each transfer thereafter, a $25 fee is charged.

     (iii) Allocation Change fee -- Five premium and five automatic rebalancing allocation changes are permitted each Policy year without fees; for each change thereafter, a $25 fee is charged.

     (iv) Illustrations -- One illustration per policy year is available without a fee, for each illustration thereafter, a $25 fee may be charged.

     (v) Continuation of Coverage -- a one-time $200 administrative fee will be charged at Age 100 to activate coverage.

Surrender Charges: During the first 14 Policy years, or during the first 14 Policy years of each additional Segment, we assess a Surrender Charge if the Owner surrenders the Policy, reduces the Stated Death Benefit (other than by changing death benefit option), or lets the Policy lapse. A Surrender Charge may be assessed if a Partial Withdrawal is taken. The charge consists of the administrative Surrender Charge plus the sales Surrender Charge.

The administrative Surrender Charge is a fixed dollar amount per thousand dollars of Stated Death Benefit and depends upon the Insured's Age at the Policy Date or the effective date of each additional Segment. The Sales Surrender Charge will never be more than 50% of one Base Standard Target Premium. See Surrender Charge, page 35.

Charges from Portfolios: Shares of the Portfolios are purchased at net asset value, which reflects investment management and other direct expenses that have already been deducted from the assets of the Portfolio. See Charges from Portfolios, page 37.

Persistency Refund

The Account Value will be credited with a Persistency Refund each Monthly Processing Date after the tenth Policy anniversary. See Persistency Refund, page 34.

Tax Considerations

Under current Federal income tax law, death benefits of life insurance policies generally are not subject to income tax. In order for this treatment to apply, the Policy must qualify as a life insurance contract. The tax code provides for two tests to qualify a contract as a life insurance policy. The Owner irrevocably selects which of these tests will apply to the Policy in the application. After the Policy Date, the Policy will reflect the test which was chosen. See Life Insurance Definition, page 40.

Generally, under current Federal income tax law, Account Value earnings are not subject to income tax as long as they remain within the Policy. Loans, partial withdrawals, surrender, lapse, or an exchange of Insured may result in recognition of ordinary income for tax purposes and may result in penalties if the Policy is considered a Modified Endowment Contract as explained in Modified Endowment Contracts, page 41.

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FirstLine II                          13

INFORMATION ABOUT SECURITY LIFE, THE VARIABLE ACCOUNT, THE INVESTMENT OPTIONS AND THE GUARANTEED INTEREST DIVISION

Security Life of Denver Insurance Company

Security Life of Denver Insurance Company ("Security Life") is a stock life insurance company organized under the laws of the State of Colorado in 1929. Our headquarters are located at 1290 Broadway, Denver, Colorado 80203-5699. We are admitted to do business in the District of Columbia and all states except New York. As of the end of 1997, Security Life and its consolidated subsidiaries had over $XXX billion of life insurance in force. Our total assets exceeded $X billion and our shareholder's equity exceeded $XXX million, on a generally accepted accounting principles basis as of December 31, 1997. We offer a complete line of life insurance and retirement products, including annuities, individual and group life and pension products, and market life reinsurance.

Security Life actively manages its General Account investment portfolio to meet long-term and short-term contractual obligations. The General Account portfolio invests primarily in investment-grade bonds and low-risk loans.

Security Life is a wholly owned indirect subsidiary of ING Groep, N.V. ("ING"), one of the world's three largest diversified financial services organizations. ING is headquartered in Amsterdam, Netherlands, and has consolidated assets exceeding $XXX billion on a Dutch (modified U.S.) generally accepted accounting principles basis as of December 31, 1997.

The principal underwriter and distributor for the Policies is ING America Equities, Inc. ("ING America Equities"), a wholly owned subsidiary of Security Life. ING America Equities is registered as a broker-dealer with the SEC and is a member of the NASD. The current address for ING America Equities is 1290 Broadway, Denver, Colorado 80203-5699.

Security Life Separate Account L1

Security Life Separate Account L1 (the "Variable Account") was established on November 3, 1993, under the Insurance Law of the State of Colorado. It is a unit investment trust registered with the SEC under the Investment Company Act of 1940. Such registration does not involve any supervision by the SEC of the management of the Variable Account or Security Life.

The Variable Account is a separate investment account of Security Life used to support our variable life insurance policies and for other purposes as permitted by applicable laws and regulations. The assets of the Variable Account are kept separate from our General Account and any other separate accounts we may have. We may offer other variable life insurance contracts that will invest in the Variable Account which are not discussed in this prospectus. The Variable Account may also invest in other securities which are not available to the Policy described in this prospectus.

We own all the assets in the Variable Account. Income and realized and unrealized gains or losses from assets in the Variable Account are credited to or charged against the Variable Account without regard to other income, gains or losses in our other investment accounts. In accordance with and under the provisions of Section 10-3-501(2) of the Colorado Revised Statutes, that portion of the assets of the Variable Account which is equal to the reserves and other Policy liabilities with respect to the Variable Account is not chargeable with liabilities arising out of any other business we conduct. This means that in the event Security Life were ever to become insolvent, the assets of the Variable Account are to be used first to pay Variable Account policy claims. Only if assets remain in the Variable Account after those claims have been satisfied can those assets be used to pay other Policy Owners and creditors of Security Life.

The Variable Account may be subject to liabilities arising from Divisions of the Variable Account whose assets are attributable to other variable life policies offered by the Variable Account. If the assets exceed the required reserves and other policy liabilities, we may transfer the excess to our General Account. If the assets in the Variable Account are insufficient to satisfy Variable Account Policy Owner claims, Section 10-3-541 provides that under certain circumstances the amount of those claims which are not satisfied are to be treated as Policy Owner claims against the general account assets of the insurance company.

The Variable Account has several Divisions, each of which invests in shares of a corresponding Portfolio of a mutual fund. Therefore, the investment experience of a Policy depends on the experience of the Portfolios designated. These Portfolios are available only to serve as the underlying investment for variable annuity and variable life insurance contracts issued through separate accounts of Security Life as well as other life insurance companies and may be available to certain pension accounts. They are not available directly to individual investors.

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

Each of the Portfolios is a separate series of an open-end management investment company which receives investment advice from a registered investment adviser not otherwise affiliated with Security Life. The Neuberger & Berman Advisers Management Trust has organized its Portfolio to a master feeder structure. See the prospectus for the Neuberger & Berman Advisers Management Trust for more details.

The Portfolios as well as their investment policies are described below. Shares of these Portfolios are sold to separate accounts of insurance companies, which may or may not be affiliated with Security Life or each other, a practice known as "shared funding." They may also sell shares to separate accounts to serve as the underlying investment for both variable annuity and variable life insurance contracts known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners of Policies in which Account Values are allocated to the Variable Account and of Owners of Policies in which account values are allocated to one or more other separate accounts investing in any one of the Portfolios.

Shares of these Portfolios may also be sold to certain qualified pension and retirement plans qualifying under Section 401 of the Code that include cash or deferred arrangements under Section 401(k) of the Code. As a result, there is a possibility that a material conflict may arise between the interests of owners generally, or certain classes of owners, and such retirement plans or participants in such retirement plans. In the event of a material conflict, Security Life will consider what action may be appropriate, including removing the Portfolio from the Variable Account. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Portfolio's prospectus.

Maximum Number of Investment Divisions

The Owner may utilize a maximum of 18 Divisions for investment over the lifetime of the Policy until current administrative systems are enhanced. The Divisions include the Divisions of the Variable Account and the Guaranteed Interest Division, but exclude the Loan Division. For example, if the Owner has allocated or transferred funds to 17 Divisions of the Variable Account and to the Guaranteed Interest Division (or to 18 Divisions of the Variable Account), those will be the only Divisions to which the Owner can subsequently allocate or transfer funds. Therefore, Owners may prefer to utilize fewer Divisions in the early years of the Policy so as to leave open the option to invest in other Divisions in the future. An Owner who has used 18 Variable Divisions will no longer have the Guaranteed Interest Division available for future use.

Investment Objectives of the Portfolios

Each Portfolio has a different investment objective that it tries to achieve by following its investment strategy. The objectives and policies of each Portfolio will affect its return and its risks. A summary of the investment objectives is contained in the description of each Portfolio below. More detailed information may be found in the current prospectus for each Portfolio which must accompany this prospectus and should be read in conjunction with it.

Neuberger & Berman Advisers Management Trust

The Neuberger & Berman Advisers Management Trust (the "Trust") is a registered, open-end management investment company organized as a Delaware business trust pursuant to a Trust Instrument dated May 23, 1994. The Trust is comprised of separate Portfolios, each of which invests all of its net investable assets in a corresponding series of Advisers Managers Trust ("Managers Trust"), a diversified, open-end management investment company organized as of May 24, 1994, as a New York common law trust. This master feeder structure is different from that of many other investment companies which directly acquire and manage their own portfolios of securities. Neuberger & Berman Management Incorporated acts as investment manager to Managers Trust and Neuberger & Berman, L.L.C. as sub-adviser.

Limited Maturity Bond Portfolio -- seeks the highest current income consistent with low risk to principal and liquidity. As a secondary objective, it also seeks to enhance its total return. The Limited Maturity Bond Portfolio pursues its investment objectives by investing in a diversified portfolio of U.S. Government and Agency securities and investment grade debt securities issued by financial institutions, corporations and others. The Limited Maturity Bond Portfolio may invest up to 10% of its net assets, measured at the time of investment, in fixed income securities rated below investment grade or in comparable unrated securities. The Limited Maturity Bond Portfolio's dollar weighted average portfolio duration may range up to four years.


Growth Portfolio -- seeks capital appreciation without regard to income and invests in small-, medium-, and large- capitalization securities believed to have maximum potential for long-term capital appreciation. The portfolio is managed using a growth-oriented investment approach. A growth-oriented approach seeks stocks of companies that are projected to grow at above-average rates.

Partners Portfolio -- seeks capital growth through an investment approach that is designed to increase capital with reasonable risk. Its investment program seeks securities believed to be undervalued based on strong

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FirstLine II                          15
     fundamentals such as low price to earnings ratio, consistent cash flow, and the company's track record through all points of the market cycle. Up to 15% of the series' net assets, measured at the time of investment, may be invested in corporate debt securities rated below investment grade or comparable unrated securities.

The Alger American Fund

The Alger American Fund is a registered investment company organized on April 6, 1988, as a multi-series Massachusetts business trust. The Fund's investment manager is Fred Alger Management, Inc., which has been in the business of providing investment advisory services since 1964.

Alger American Small Capitalization Portfolio -- seeks to obtain long term capital appreciation. Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the Russell 2000 Growth Index ("Russell Index") or the S&P SmallCap 600 Index ("S&P Index"), updated quarterly. Both indexes are broad indexes of small capitalization stocks. As of June 30, 1997, the range of market capitalization of the companies in the Russell Index was $13 million to $1.56 billion; the range of market capitalization of the companies in the S&P Index at that date was $35 million to $3.025 billion. The combined range was $13 million to $3.025 billion.

Alger American MidCap Growth Portfolio -- seeks long term capital appreciation.
     Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the S&P MidCap 400 Index, updated quarterly. The S&P MidCap 400 Index is designed to track the performance of medium-capitalization companies. As of June 30, 1997, the range of market capitalization of these companies was $100 million to $9.149 billion.

Alger American Growth Portfolio -- seeks to obtain long term capital appreciation. The Portfolio will invest its assets primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. Except during temporary defensive periods, the Portfolio will invest at least 65% of its total assets in the securities of companies that, at the time of purchase of the securities, have a total market capitalization of $1 billion or greater.

Alger American Leveraged AllCap Portfolio -- seeks long term capital appreciation. The Portfolio may purchase put and call options and sell (write) covered call and put options on securities and securities indexes to increase gain and to hedge against the risk of unfavorable price movements. It also may enter into futures contracts on securities indexes as well as purchase and sell call and put options on these futures. The Portfolio may also borrow money for the purchase of additional securities. The Portfolio may borrow money; but only from banks. It may not borrow in excess of one third of the market value of its assets, less liabilities other than such borrowing. Except during temporary defensive periods, the Portfolio will invest 85% of its net assets in equity securities of companies of any size.

Fidelity Variable Insurance Products Fund and Variable Insurance Products
Fund II

Fidelity Variable Insurance Products Fund and Variable Insurance Products Fund II are open-end, diversified, management investment companies organized as Massachusetts business trusts on November 13, 1981 and March 21, 1988, respectively. The funds are managed by Fidelity Management & Research Company ("FMR") which handles the Funds' business affairs, with the exception of the VIP II Index 500 Portfolio which is sub-advised by Bankers Trust Company. FMR is the management arm of Fidelity Investments, which was established in 1946 and is now America's largest mutual fund manager.

VIP Growth Portfolio -- seeks capital appreciation by investing in common stocks, although the Portfolio is not limited to any one type of security.

VIP Overseas Portfolio -- seeks long term growth of capital primarily through investments in foreign securities. The Overseas Portfolio provides a means for investors to diversify their own portfolios by participating in companies and economies outside of the United States.

VIP Money Market Portfolio -- seeks as high a level of current income as is consistent with preserving capital and providing liquidity. The Portfolio will invest only in high quality U.S. dollar-denominated money market securities of domestic and foreign issuers.

VIP II Asset Manager Portfolio -- seeks high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds, and short term, fixed-income instruments.

VIP II Index 500 Portfolio -- seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States. In seeking

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FirstLine II                          16
    this objective, the Portfolio attempts to duplicate the composition and total return of the Standard & Poor's Composite Index of 500 Stocks while keeping transaction costs and other expenses low. The Portfolio is designed as a long-term investment option.

INVESCO Variable Investment Funds, Inc.

INVESCO Variable Investment Funds, Inc. is a registered, open-end management investment company that was organized as a Maryland corporation on August 19, 1993, and is currently comprised of the five diversified investment Portfolios described below. INVESCO Funds Group, Inc., the Funds' investment adviser, is primarily responsible for providing the Portfolios with various administrative services and supervising the Fund's daily business affairs. INVESCO Distributors, Inc. ("IDI"), provides distribution services for the INVESCO Variable Investment Funds, Inc. Portfolio management is provided to each Portfolio by its sub-adviser. INVESCO Trust Company serves as sub-adviser to the Industrial Income, High Yield and Utilities Portfolios. INVESCO Capital Management, Inc. serves as sub-adviser to the Total Return Portfolio.

INVESCO VIF Total Return Portfolio -- seeks a high total return on investment through capital appreciation and current income. The Total Return Portfolio seeks to achieve its investment objective by investing in a combination of equity securities (consisting of common stocks and, to a lesser degree, securities convertible into common stock) and fixed income securities.

INVESCO VIF Industrial Income Portfolio -- seeks the best possible current income, while following sound investment practices. Capital growth potential is an additional consideration in the selection of portfolio securities. The Portfolio normally invests at least 65% of its total assets in dividend-paying common stocks. Up to 10% of the Portfolio's total assets may be invested in equity securities that do not pay regular dividends. The remaining assets are invested in other income-producing securities, such as corporate bonds. The Portfolio also has the flexibility to invest in other types of securities.

INVESCO VIF High Yield Portfolio -- seeks a high level of current income by investing substantially all of its assets in lower rated bonds and debt securities and in preferred stock. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in debt securities having maturities at the time of issuance of at least three years. Potential capital appreciation is a factor in the selection of investments, but is secondary to the Portfolio's primary objective. This Portfolio may not be appropriate for all Owners due to the higher risk of lower rated bonds commonly known as "junk bonds." See the prospectus for the INVESCO VIF High Yield Portfolio for more information concerning these risks.

INVESCO VIF Utilities Portfolio -- seeks capital appreciation and income through investments primarily in equity securities of companies principally engaged in the public utilities business.

INVESCO VIF Small Company Growth Fund -- seeks long term capital growth through the investment of 65% or more of its total assets in equity securities of companies with market capitalization of $1 billion or less at the time of purchase ("small-cap companies"). The balance of the Fund's assets may be invested in the equity securities of companies with market capitalizations in excess of $1 billion, debt securities and short term investments.

Van Eck Worldwide Insurance Trust

Van Eck Worldwide Insurance Trust is an open-end management investment company organized as a "business trust" under the laws of the Commonwealth of Massachusetts on January 7, 1987. Van Eck Associates Corporation serves as investment adviser and manager to the Worldwide Hard Assets Fund, Worldwide Real Estate Fund, Worldwide Emerging Markets Fund, and Worldwide Bond Fund.

Van Eck Worldwide Hard Assets Fund -- seeks long term capital appreciation by investing globally, primarily in "Hard Assets Securities." Hard Assets are tangible, finite assets, such as real estate, energy, timber, and industrial and precious metals. Income is a secondary consideration.

Van Eck Worldwide Real Estate Fund -- seeks to maximize total return by investing primarily in equity securities of domestic and foreign companies which are principally engaged in the real estate industry or which own significant real estate assets.

Van Eck Worldwide Bond Fund -- seeks high total return through a flexible policy of investing globally, primarily in debt securities.

Van Eck Worldwide Emerging Markets Fund -- seeks long term capital appreciation by investing primarily in equity securities in emerging markets around the world. Peregrine Asset Management (Hong Kong) Limited serves as sub-investment adviser to this Fund.

AIM Variable Insurance Funds, Inc.

AIM Variable Insurance Funds, Inc. is a registered, open-end, series, management investment company. AIM Advisors, Inc., ("AIM") manages each Fund's assets pursuant to a

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FirstLine II                          17
master investment advisory agreement dated February 28, 1997. AIM was organized in 1976 and is a wholly owned subsidiary of AIM Management Group, Inc., an indirect subsidiary of AMVESCAP PLC, (formerly INVESCO PLC).

AIM VI Capital Appreciation Portfolio -- seeks to provide capital appreciation through investments in common stocks, with emphasis on medium-sized and smaller emerging growth companies. AIM will be particularly interested in companies that are likely to benefit from new or innovative products, services or processes that should enhance such companies' prospects for future growth in earnings.

AIM VI Government Securities Portfolio -- seeks to achieve a high level of current income consistent with reasonable concern for safety of principal by investing in debt securities issued, guaranteed of otherwise backed by the U.S. Government.

The Guaranteed Interest Division

All or a portion of the Net Premiums and transfers of the Net Account Value may be made to the Guaranteed Interest Division. The Guaranteed Interest Division is part of our General Account and pays interest at a declared rate. The General Account supports our non-variable insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the Guaranteed Interest Division have not been registered under the Securities Act of 1933, and neither the Guaranteed Interest Division nor the General Account has been registered as an investment company under the Investment Company Act of 1940. Accordingly, the General Account, the Guaranteed Interest Division and interests therein are generally not subject to regulation under these Acts. As a result, the staff of the SEC has not reviewed the disclosures included in this prospectus which relate to the General Account and the Guaranteed Interest Division. These disclosures, however, may be subject to certain provisions of the Federal securities law relating to the accuracy and completeness of statements made in this prospectus. For more details regarding the General Account, see the Policy.

The amount in the Guaranteed Interest Division at any time is the sum of all Net Premiums allocated to that Division, all transfers to the Guaranteed Interest Division and earned interest. This amount is reduced by amounts transferred out of or withdrawn from the Guaranteed Interest Division and deductions from the Account Value allocated to the Guaranteed Interest Division.

Amounts may be accumulated in the Guaranteed Interest Division by: (i) allocating Net Premiums, (ii) transferring amounts from the Divisions of the Variable Account, (iii) earning interest on amounts in the Guaranteed Interest Division, and (iv) repaying a Policy Loan to release amounts from the Loan Division.

From time to time, we declare the interest rate that will apply to all amounts in the Guaranteed Interest Division. These interest rates will never be less than the minimum guaranteed interest rate of 4% and will be in effect for at least 12 months. Interest is credited daily at an effective annual rate that equals the declared rate. The interest is credited as of each Valuation Date on the amount in the Guaranteed Interest Division. This interest will be paid regardless of the actual investment experience of the General Account; we bear the full amount of the investment risk for the amount allocated to the Guaranteed Interest Division.

DETAILED INFORMATION ABOUT THE FIRSTLINE II VARIABLE UNIVERSAL LIFE POLICY

This prospectus describes our standard FirstLine II Variable Universal Life Policy. There may be differences in the Policy because of state requirements where the Policy is issued. Any such differences will be defined in the Policy.


The illustrations beginning on page 51 are intended to provide an idea of how the key financial elements of FirstLine II work. The illustrations show Premiums, Account Values, Cash Surrender Values and Death Benefits.

Applying for a Policy

A FirstLine II Policy may be purchased by submitting an application to us. On the Policy Date, the Insured must be no older than Age 85. Before issuing a Policy or applying Net Premium to the Variable Account or the Guaranteed Interest Division, we require satisfactory evidence of insurability. This evidence may include a medical examination, completion of all underwriting requirements, and satisfaction of issue requirements.

The Investment Date is the date we allocate funds to the Policy. We will allocate the Initial Net Premium to the Policy on the next Valuation Date following the date: (i) we receive the Initial Premium, and, (ii) approve the Policy for issue, and (iii) all issue requirements have been met and received in our Customer Service Center.

The Policy is generally available with a minimum Stated Death Benefit of $50,000; however, we may reduce this

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FirstLine II                          18
amount for group or sponsored arrangements or corporate purchasers. The maximum Stated Death Benefit will be limited by our underwriting and reinsurance procedures in effect at the time of application.

The Policy Date is the date upon which the Policy is effective. The Policy Date is used to determine Policy years and Policy months regardless of when the Policy is delivered. In the case of certain payroll deduction plans or other automatic investment plans, the Policy Date may be different from the date the first premium payment is received. If the Policy Date is prior to the Investment Date, we will charge monthly deductions from the Policy Date.

Temporary Insurance

If a premium payment in an amount not less than the Scheduled Premium is received with the application and there has been no material misrepresentation in the application, temporary insurance equal to the applied-for face amount, up to a maximum amount as described in the binding limited life insurance coverage form, will be in force. Coverage will begin when the binding limited life insurance coverage form has been completed and signed, a premium has been accepted by us, and Part I of the application has been completed. Binding limited life insurance coverage will end on the earliest of the date: (i) premiums are returned; (ii) five days after notice of termination is mailed to the Owner's address on the application; (iii) coverage starts under the Policy resulting from the application; (iv) a policy resulting from the application is refused by us; or (v) 90 days after the date the binding limited life insurance coverage form is signed.

In no event will a death benefit be provided under the temporary insurance agreement if there was a material misrepresentation: (i) in the answers in the binding limited life insurance coverage form or in the application, (ii) a proposed Insured dies by suicide or intentional self-inflicted injury, or (iii) the premium check is not honored.

Premiums

The Owner may choose the amount and frequency of premium payments, within the limits described below.

Scheduled Premiums

Even though the premiums are flexible, the Schedule pages of the Policy will show a Scheduled Premium. The Owner may select the Scheduled Premium within our limits when applying for the Policy. The Scheduled Premium is the amount chosen to be paid over a specified period of time and may not be sufficient to keep the Policy in force. The Owner may receive premium reminder notices for the Scheduled Premium on a quarterly, semiannual, or annual basis.

Alternatively, premiums other than the Initial Premium may be paid by Electronic Funds Transfer each month. The financial institution making the Electronic Funds Transfer may impose a charge for this service.

The Owner is not required to pay the Scheduled Premium, and it can be changed at any time subject to the minimum and maximum limits we may set. If the Guaranteed Minimum Death Benefit is desired, the Scheduled Premium should not be less than the amount required to maintain the Guarantee Period.

Unscheduled Premium Payments

Generally, unscheduled premium payments may be made at any time. We reserve the right to limit the amount of unscheduled premiums if the payment would result in an increase in the amount of the Base Death Benefit required by the Federal income tax law definition of life insurance, or to require suitable evidence of the insurability of the Insured at the time of the unscheduled premium payment. Evidence of insurability may also be required if the net amount at risk is increased as a result of an unscheduled premium payment. We will return premium payments which exceed the "seven- pay" limit for the Policy if we determine the payment would cause the Policy to immediately become a Modified Endowment Contract. After the Owner has signed a form acknowledging that the Owner understands the Policy will be a Modified Endowment Contract, we will accept the excess premium payments. See Modified Endowment Contracts, page 41 and Changes to Comply with Law, page 43.

If a Policy Loan is outstanding, any payment which is not a Scheduled Premium payment is considered a loan repayment, unless indicated otherwise. Applicable tax and sales charges which are deducted from any premium payment are not deducted from a loan repayment.

Minimum Annual Premium

The Minimum Annual Premium must be paid during the first three policy years to meet the requirements for the three-year Special Continuation Period. We determine the Minimum Annual Premium based on the Age, sex and Premium Class of the Insured, the Stated Death Benefit of the Policy, and any additional benefits selected. We may reduce the Minimum Annual Premium for group or sponsored arrangements or corporate purchasers. The Minimum Annual Premium is shown in the Schedule pages of the Policy.

Special Continuation Period

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FirstLine                              19

The Policy is guaranteed not to lapse, regardless of its Net Cash Surrender Value if, on each Monthly Processing Date during the first three Policy years, all premiums paid, less the sum of Partial Withdrawals and Policy Loans taken, including accrued loan interest, is greater than or equal to the sum of the applicable minimum monthly premiums for each Policy month, starting with the first Policy month through and including, the Policy month which begins on the current Monthly Processing Date. The minimum monthly premium is equal to one twelfth of the Minimum Annual Premium. See Lapse, page 30.

If during the first three Policy years, any charges are not deducted so as to keep the Policy from lapsing under the Special Continuation Period, these charges are not permanently waived. At the end of the Special Continuation Period, the aggregate amount of the charges previously not deducted will be due and will be deducted at the beginning of Policy year four.

Premium Payments Affect the Coverage

If premium payments are discontinued either temporarily or permanently, the Policy will continue in effect until the Net Cash Surrender Value can no longer cover the monthly deductions from the Account Value for the benefits selected. At that time, the Policy will lapse. See Lapse, page 30. If the Minimum Annual Premium requirements are satisfied, the Policy is guaranteed not to lapse during the first three Policy years, regardless of the Policy's Net Cash Surrender Value. See Special Continuation Period, page 19. Under the Guaranteed Minimum Death Benefit, the Stated Death Benefit portion of the Policy will remain in effect until the end of the Guarantee Period as long as the conditions of the guarantee are met. See Guaranteed Minimum Death Benefit Provision, page 23.

Choice of Definitional Tests

When applying for the Policy, the Owner will irrevocably choose which of the two tests for compliance with the Federal income tax law definition of life insurance will apply to the Policy. These tests are the Cash Value Accumulation Test and the Guideline Premium/Cash Value Corridor Test. See Life Insurance Definition, page 40. If the Guideline Premium /Cash Value Corridor Test is chosen, the allowable premium payments relative to the Policy death benefit will be limited.

Guaranteed Minimum Death Benefit Provision

The Owner will have the opportunity to choose whether to place and keep the Guaranteed Minimum Death Benefit provision in effect. This provision may extend the period that the Stated Death Benefit of the Policy will remain in effect if the Divisions of the Variable Account suffer adverse investment experience. This provision requires a premium payment level (the Guarantee Period Annual Premium) which is higher than the Minimum Annual Premium. In addition, the Net Account Value must be diversified according to our requirements. See Guaranteed Minimum Death Benefit, page 23.

Policy Owners should consider the Guaranteed Minimum Death Benefit Provision when setting the Scheduled Premium.

Modified Endowment Contracts

Federal income tax law provides special rules for the income taxation of distributions from life insurance policies which are defined as "Modified Endowment Contracts." These rules apply to distributions such as Policy Loans, surrenders and Partial Withdrawals. The application of these rules depends upon whether premiums have been paid which exceed a defined "seven-pay" limit. See Modified Endowment Contracts, page 41.

If we determine that the Scheduled Premium chosen will cause the Policy to be a Modified Endowment Contract on the Policy Date, we will issue the Policy based on the Scheduled Premium selected, but we will require the Owner to sign a form acknowledging that the Policy is a Modified Endowment Contract. Alternatively, the Scheduled Premium may be reduced to a level which will not cause the Policy to become a Modified Endowment Contract, and we will issue the Policy based on the revised Scheduled Premium.

Allocation of Net Premiums

The balance after certain premium-based charges are deducted from each premium is called the Net Premium. It is added to the Account Value according to the Owner's instructions. On or after the Investment Date, Net Premium amounts allocated to the Guaranteed Interest Division will be allocated to that Division upon receipt. During the Delivery and Free Look Periods, Net Premiums allocated to the Divisions of the Variable Account will be allocated to the Division investing in the Fidelity VIP Money Market Portfolio. At the end of the Delivery and Free Look Periods, this portion of the Account Value will automatically be allocated according to the most recent premium allocation instructions.

Thereafter, Net Premiums will be allocated upon receipt, according to the allocation instructions stated in the most recent instructions. Allocation percentages must be in whole numbers. The sum for all Divisions must equal 100%. The premium allocation may be changed five times per Policy year without charge. More than five Premium allocation

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


changes in a Policy year, will be subject to a $25 charge for each additional change.

Maximum Number of Investment Divisions

The Owner may utilize a maximum of 18 Divisions for investment over the lifetime of the Policy until current administrative systems are enhanced. The Divisions include the Divisions of the Variable Account and the Guaranteed Interest Division, but exclude the Loan Division. For example, if the Owner has allocated or transferred funds to 17 Divisions of the Variable Account and to the Guaranteed Interest Division (or to 18 Divisions of the Variable Account), those will be the only Divisions to which the Owner can subsequently allocate or transfer funds. Therefore, Owners may prefer to utilize fewer Divisions in the early years of the Policy so as to leave the option open to invest in other Divisions in the future. An Owner who has used 18 Variable Divisions will no longer have the Guaranteed Interest Division available for future use.

Death Benefits

FirstLine II offers the flexibility to determine the amount of insurance coverage needed, both now and in the future. It does this by combining the long-term advantages of permanent life insurance coverage with the flexibility and short-term advantages of term life insurance. Both permanent and term life insurance are available in this single Policy, FirstLine II.

When the Policy is issued, an initial amount of insurance coverage is determined according to the application instructions. The death benefit initially consists of a Stated Death Benefit and, if desired, an additional amount of insurance coverage which is added by Adjustable Term Insurance Rider. The Stated Death Benefit is the long-term element of the Policy; the Adjustable Term Insurance Rider is the term insurance element of the Policy.

The Adjustable Term Insurance Rider provides term insurance coverage which adjusts automatically to fill the difference between the Target Death Benefit chosen and the Base Death Benefit. The Adjustable Term Insurance Rider does not have an externally defined premium; the cost is included in the monthly cost of insurance charges discussed below. See Adjustable Term Insurance Rider, page 24.

As described below, the Base Death Benefit may vary from the Stated Death Benefit. This may result from choice of death benefit option, increases to comply with the Federal income tax law definition of life insurance, changes in the death benefit option, partial withdrawals, requested increases and decreases, or when a transaction on the Policy causes the Base Death Benefit to change.

As long as the Policy remains in force, we will pay an amount equal to the Death Proceeds to the Beneficiary of this Policy when the Insured dies. The Death Proceeds will consist of the Base Death Benefit as of the date of the Insured's death, reduced by any outstanding Policy Loans and accrued loan interest (and, if in the grace period or three-year Special Continuation Period, further reduced by any unpaid charges incurred prior to the date of the Insured's death). The Death Proceeds will include any amount provided by Rider on the Insured.

Death Benefit Options

The Owner may choose from two death benefit options (Option 1 or Option 2). These options may result in a Base Death Benefit under the Policy which exceeds the Stated Death Benefit. The death benefit option may be changed on any Policy anniversary. See Changes In Death Benefit Option, page 22.

Under Option 1, the Base Death Benefit is the greater of:

     (a) the Stated Death Benefit on the date of the Insured's death; or

     (b) the Account Value on the date of the Insured's death multiplied by the appropriate factor from the Definition of Life Insurance Factors shown in Appendix A or B.

Under Option 2, the Base Death Benefit is the greater of:

     (a) the Stated Death Benefit plus the Account Value on the date of the Insured's death; or

     (b) the Account Value on the date of the Insured's death multiplied by the appropriate factor from the Definition of Life Insurance Factors shown in Appendix A or B.

Owners who prefer to have insurance coverage that does not vary in amount and lower cost of insurance charges, should choose Option 1. Owners who prefer to have any favorable investment experience reflected in increased insurance coverage should choose Option 2.


Federal income tax law requires the death benefit to be at least as great as the Account Value times a factor which is defined in the law. The factors are determined based upon the Age and possibly sex at any point in time as well as by the test for compliance chosen in the original Policy application. See Life Insurance Definition, page 40.

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


If necessary, we will adjust the Policy to continue to qualify as life insurance under the applicable provisions of the Federal income tax laws in existence at the time the Policy was issued.

Changes in Death Benefit Option

A change in the Death Benefit Option may be requested at least 30 days prior to a Policy anniversary. A change in the death benefit option will be effective as of the Policy anniversary on or following the date we approve the request for the change. After the request is approved, we will send a new policy Schedule page which should be attached to the Policy. We may ask that the Policy be returned to our Customer Service Center so that we can note the change in the Schedule. The death benefit option change applies to the entire Stated Death Benefit.

For us to approve a change in the death benefit option from Option 1 to Option 2, evidence that the Insured is insurable according to our normal rules of underwriting for that class of policy must be submitted to us. We may not allow any change if it would reduce the Stated Death Benefit below the minimum we require to issue this Policy. After the effective date of the change, the Stated Death Benefit will be changed according to the following table:

OPTION       CHANGE       STATED DEATH BENEFIT
FROM         TO           FOLLOWING CHANGE EQUALS:

Option 1     Option 2     Stated Death Benefit prior to such
                          change minus the Account Value as
                          of the effective date of the change.

Option 2     Option 1     Stated Death Benefit prior to such
                          change plus the Account Value as of
                          the effective date of the change.

For purposes of a death benefit option change, the Account Value will be allocated to each Segment in the same proportion that the Segment bears to the Stated Death Benefit. See Changes In Death Benefit Amounts, page 22.

We do not charge a Surrender Charge for any decrease in Stated Death Benefit, nor is there an adjustment to the Target Premium. See Surrender Charge, page 35.

Increases and decreases in Stated Death Benefit are made so that the amount of the Base Death Benefit remains the same on the date of the change. When the Base Death Benefit remains the same, there is no immediate change in the Net Amount at Risk, which is the amount on which our cost of insurance charges are based. In addition, there will be no change to the amount of term insurance if an Adjustable Term Insurance Rider has been added. See Cost of Insurance Charges, page 33.

If the Continuation of Coverage feature is in effect, Death Benefit Option 2 will not be available after Age 100.

Changes in Death Benefit Amounts

While the Policy is in force, increases in its Target or Stated Death Benefit may be made prior to the Policy anniversary on which the Insured is Age 86. The Stated Death Benefit may be decreased if the request occurs after the first Policy anniversary.

An increase or a decrease in the death benefit of the Policy may be requested by the Owner. This request will be effective as of the next monthly processing date after the request is received at our Customer Service Center unless there are underwriting or other requirements. Any change in coverage may not be for an amount less than $1,000.

After the request is approved, we will send a new Schedule which will include the Stated Death Benefit, the benefit under any Riders, if applicable, the guaranteed cost of insurance rates, the guideline annual premium and the new Surrender Charge. This notice should be attached to the Policy. We may ask that the Policy be returned to our Customer Service Center so that we can note the change in the Schedule.

In some cases, we may not approve a change requested because it would disqualify the Policy as life insurance under applicable Federal income tax law. If we do not approve a change, we will provide notification of our decision about making the change. See Tax Considerations, page 40.

Decreases in the death benefit generally may not decrease the Stated Death Benefit below $50,000; or the minimum we require to issue the Policy. There may be tax consequences to the decrease, See Life Insurance Definition, page 40 and Modified Endowment Contracts, page 41.

Requested reductions in the death benefit or an option change that causes a reduction, will first be applied to reduce the Target Death Benefit. The Stated Death Benefit will be decreased only after Adjustable Term Insurance Rider coverage has been reduced to zero. If more than one Segment exists, any subsequent reduction in Stated Death Benefit will be allocated among Segments in the same proportion that each Segment bears to the total Stated Death Benefit prior to the reduction unless required differently by state law.

Satisfactory evidence that the Insured is still insurable must be provided when the death benefit is increased.

Unless indicated otherwise, any request for an increase to the Target Death Benefit will be assumed to also be a request for

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FirstLine II                          22
an increase to the Stated Death Benefit so that the amount of the Adjustable Term Insurance Rider, if it is included with the Policy at the time of the increase, will not change. The Target Death Benefit may be changed only once each Policy year.

A requested increase in the Stated Death Benefit will create a new Segment. Increases in Stated Death Benefit resulting from death benefit option changes do not create new Segments, rather, they merely increase the size of the existing Segment(s). As discussed below, once created, a new Segment can never be entirely eliminated unless required differently by state law.


If an increase creates a new Segment, premiums paid after the increase will be allocated to the original and new Segments in the same proportion that the guideline annual premiums defined by the Federal income tax laws for each Segment bear to the sum of the guideline annual premiums for all Segments. The guideline annual premiums will be shown in the Schedule for each coverage segment. Net Amount at Risk will be allocated to each Segment in the same proportion that the Segment bears to the total Stated Death Benefit.

If a reduction decreases the Stated Death Benefit during the Surrender Charge period, the Surrender Charge on the remaining Stated Death Benefit will be reduced; however, we will deduct an amount equal to the reduction in the Surrender Charge from the Account Value. See Surrender Charge, page 35.


Guaranteed Minimum Death Benefit

Generally, the length of time the Policy remains in force depends on the Net Cash Surrender Value of the Policy. Because the charges that maintain the Policy are deducted monthly from the Account Value, coverage will last as long as the Net Cash Surrender Value is sufficient to pay these charges. The investment experience of any amounts in the Divisions of the Variable Account and the interest earned in the Guaranteed Interest Division will affect the amount of the Account Value and, as a result, the length of time the Policy remains in force without the payment of additional premiums.

A Guaranteed Minimum Death Benefit provision is available, which may extend the period that the Stated Death Benefit of the Policy will remain in effect if the Divisions of the Variable Account suffer adverse investment experience. This provision has a Guarantee Period of 10 Policy years or to the Insured's Age 65, whichever is later. It protects the Stated Death Benefit of the Policy for a limited number of Policy years.

The Guarantee Period Annual Premium depends on the Stated Death Benefit of the Policy, the Insured's Age, sex, and Premium Class, the death benefit option chosen, and additional Rider coverage. Adding additional benefits to the Policy will increase the Guarantee Period Annual Premium above this level.

The Guaranteed Minimum Death Benefit provision does not apply to the Adjustable Term Insurance Rider or to any other Riders. Therefore, if the Net Cash Surrender Value is insufficient to pay all of the deductions as they come due, only the Stated Death Benefit portion of the Policy will be guaranteed to stay in force under the Guaranteed Minimum Death Benefit provision; any attached Riders will lapse. See Lapse, page 30.

The Guaranteed Minimum Death Benefit provision is not available in some states.

Requirements to Maintain the Guarantee Period

The Guaranteed Minimum Death Benefit provision requires a premium payment level, the Guarantee Period Annual Premium, that is higher than the Minimum Annual Premium and the Net Account Value must meet certain diversification requirements.

As of each Monthly Processing Date we will perform a test to see if sufficient premiums have been paid to keep the guarantee in place. If (i) actual premiums paid, minus (ii) the amount of any Partial Withdrawals plus any Policy Loans and accrued loan interest, equals or exceeds (iii) the sum of the Guarantee Period Monthly Premiums for each Policy Month starting with the first Policy Month through and including the Policy Month that begins on the current Monthly Processing Date, the Guarantee Period will remain in effect regardless of the investment experience of the Divisions of the Variable Account. If the Policy fails to meet this test on any Monthly Processing Date, the Guarantee Period and therefore the Guaranteed Minimum Death Benefit provision will lapse. The Guarantee Period Annual Premium will be listed in the Schedule of the Policy. If the policy benefits are increased, the Guarantee Period Annual Premium will increase. The Guarantee Period Monthly Premium is one-twelfth of the Guarantee Period Annual Premium.

The Guarantee Period will lapse if the Net Account Value on any Monthly Processing Date is not diversified according to the following rules:

    i) No more than 35% of the Net Account Value may be invested in any one division, and

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FirstLine II
                                                                              23

     ii) The Net Account Value must be invested in at least five Divisions.

These diversification requirements will be satisfied if the Automatic Rebalancing Feature has been elected and conditions i) and ii) above are met. The Policy will also be deemed to satisfy the requirements for diversification if Dollar Cost Averaging is elected and the resulting transfers are directed into at least four other Divisions with no more than 35% of any transfer directed to any one Division. See Dollar Cost Averaging, page 27, and Automatic Rebalancing, page 28.

If the lapse of the Guaranteed Minimum Death Benefit is not corrected, this feature will be terminated.

Once terminated, the Guaranteed Minimum Death Benefit provision cannot be reinstated.

There is no charge for the Guaranteed Minimum Death Benefit.

Additional Benefits

The Policy may include additional benefits, which are also attached to the Policy by Rider. A charge will be deducted monthly from the Account Value for each additional benefit chosen. These benefits may be canceled by the Owner at any time. See Modified Endowment Contracts, page 41, for information on the tax effect of adding or canceling these benefits. More details will be included in the Policy if any of these benefits are chosen.

From time to time we may make available Riders other than those listed below. Contact your Registered Representative for a complete list of the Riders available.

Certain Riders may not be available for all Policies.

Adjustable Term Insurance Rider

The Death Proceeds may be increased by adding the Adjustable Term Insurance Rider on the life of the Insured. As the name suggests, the Adjustable Term Insurance Rider adjusts over time.

At issue, a Schedule of death benefits called the Target Death Benefit is specified at levels to meet the Owner's projected needs in the future. The Target Death Benefit may be set to vary as often as each Policy year. The Target Death Benefit will be listed in the Schedule.

Subject to our rules, the Target Death Benefit Schedule may be changed after issue. See Changes In Death Benefit Amounts, page 22.

If at any time as unscheduled decrease to the Target Death Benefit, we may deny any future scheduled increases to the Target Death Benefit.

The amount of Adjustable Term Insurance Rider in force at any time is the amount needed to fill the difference between the Target Death Benefit selected and the Base Death Benefit in effect. The Adjustable Term Insurance Rider is dynamic in that it adjusts daily for variations in the Base Death Benefit resulting from compliance with the Federal income tax law definition of life insurance test you have chosen.

For example, assume the Base Death Benefit increases due to compliance with the Federal income tax law definition of life insurance. The Adjustable Term Insurance Rider will adjust to provide Death Proceeds equal to the Target Death Benefit in each year:

   Base Death         Target Death            Adjustable Term
    Benefit             Benefit            Insurance Rider Amount
    -------             -------            ----------------------

    201,500             250,000                    48,500
    202,500             250,000                    47,500
    202,250             250,000                    47,750

Since the Adjustable Term Insurance Rider is dynamic, it is possible that the Adjustable Term Insurance Rider amount may be eliminated entirely as a result of increases in the Base Death Benefit due to the Federal income tax law definition of life insurance requirements. Using the example outlined above, if the Base Death Benefit under the Policy grew to $250,000, the Adjustable Term Insurance Rider amount would be reduced to zero. (It can never be reduced below zero.) Even though the Adjustable Term Insurance Rider amount is reduced to zero, the Rider will remain in effect until it is removed from the Policy. Therefore, if the Base Death Benefit under the Policy is subsequently reduced below the Target Death Benefit, the Adjustable Term Insurance Rider amount will reappear as needed to maintain the Target Death Benefit at the requested level. Partial Withdrawals and Base decreases may reduce the amount of the Target Death Benefit. See Partial Withdrawals, page 29.

We generally restrict the amount of the Target Death Benefit to an amount not more than ten times the Stated Death Benefit. For example, if the Stated Death Benefit is $100,000 then the maximum amount of Target Death Benefit we will allow will be $1,000,000.

Given the flexible nature of the Adjustable Term Insurance Rider, there is no defined premium for the amount of coverage. Instead, a cost of insurance charge is deducted monthly from the Account Value for the Adjustable Term Insurance Rider amount in effect. The cost of insurance

--------------------------------------------------------------------------------
FirstLine II                          24
charge may be lower than the rates applicable to the Base Death Benefit in the early Policy years, and may be higher in the later Policy years. See Cost of Insurance Charges, page 33. Since there is no defined premium related to the Adjustable Term Insurance Rider, there are no sales or Surrender Charges associated with this coverage; therefore, any increase in the Target Death Benefit which does not increase the Stated Death Benefit will not increase the total Surrender Charge for the Policy; any decrease in the Adjustable Term Insurance Rider coverage will not cause a Surrender Charge to be incurred.

Additional Insured Rider

This Rider provides for death benefits upon the death of immediate family members other than the Insured. A maximum of nine Additional Insured Riders may be added to the Policy. The minimum amount of coverage for each Rider is $10,000 and the maximum coverage for all Additional Insured Riders combined is five times the Stated Death Benefit of the Policy.

Right to Exchange Rider

This Rider allows the Owner to change the person insured under the Policy. A change of the Insured may have Federal income tax consequences. If a change of Insured occurs, the cost of insurance charges in the future may change but the Account Value will remain unchanged as of the change date. There is no charge for this Rider.

Waiver of Cost of Insurance Rider

This Rider provides that during the total disability of the Insured, while the Policy remains in force, the monthly expense charges, cost of insurance charges and Rider charges will be waived and therefore not deducted from the Account Value. If this rider is added to the Policy, the Waiver of Specified Premium Rider may not also be added.

Waiver of Specified Premium Rider

This Rider provides that during the total disability of the Insured, while the Policy remains in force, a specified premium amount will be credited monthly to the Policy. In the application the amount of premium is selected, within limits, that will be credited. If this Rider is added to your Policy, the Waiver of Cost of Insurance Rider may not also be added.

Benefits at Maturity

If the insured is still living at Age 100 and the Owner does not desire to use the Continuation of Coverage feature, the Policy Owner may choose to surrender the Policy for the Net Account Value. Some portion of this payment may be taxable. Consult with your tax adviser for advice. The Net Account Value is the Account Value reduced by any outstanding Policy Loan and accrued loan interest. The Policy will then end.

Continuation of Coverage

If the Insured is still living at Age 100 and the Continuation of Coverage feature is in effect, the Net Account Value (except amounts in the loan division) will be transferred into the Guaranteed Interest Division. A one-time administrative fee will be assessed against the Policy to cover future expenses. The insurance coverage under the Policy will continue in force until the time of the Insured's death unless the Policy lapses or is surrendered.

At Age 100, all Riders except the Adjustable Term Rider terminate. The coverage provided under the Rider converts to base coverage and the Stated Death Benefit is redefined. If there is no Rider coverage, the Stated Death Benefit is unchanged. Any Policy with Death Benefit Option 2 will be converted to Death Benefit Option 1 at Age 100 when the Continuation of Coverage feature become effective. See Changes in Death Benefit Option, page 22.

The Net Account Value may not be transferred into the Variable Divisions after Age 100. Thus related investment features such as Dollar Cost Averaging and Automatic Rebalancing are discontinued.

If there is an outstanding loan on the Policy, loan interest will continue to accrue. If no payments are made, it is possible that the loan interest may reduce the account value and cause the Policy to lapse. To avoid this event, you may make loan or loan interest payments after Age 100. However, no additional premium payments will be accepted.

During the Continuation of Coverage period (after Age 100) you may take policy loans or partial withdrawals.

The availability of this feature is subject to state approval.

Policy Values

Account Value

The Account Value is the total amount in the Guaranteed Interest Division, the various Divisions of the Variable Account, and the Loan Division. The Account Value therefore reflects all premiums paid, charges made, Policy Loans and Partial Withdrawals taken, investment experience of the Variable Account, and earnings accrued in the

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


Guaranteed Interest and Loan Divisions.

Cash Surrender Value

The Cash Surrender Value of the Policy equals the Account Value less any Surrender Charge.

Net Cash Surrender Value

The Net Cash Surrender Value of the Policy is equal to the Cash Surrender Value less the amount of outstanding Policy Loans and accrued loan interest.

Net Account Value

The Net Account Value of the Policy is equal to the Account Value less the amount of outstanding Policy Loans and any accrued loan interest.

Determining the Value in the Divisions of the Variable Account

The amounts included in the Divisions of the Variable Account are measured in terms of Accumulation Units and Accumulation Unit Values. On any given day, the value of the amount in a Division of the Variable Account is equal to the Accumulation Unit Value times the number of Accumulation Units credited in that Division. Each Division of the Variable Account will have different Accumulation Unit Values.

Accumulation Units of a Division are purchased whenever premiums are allocated or amounts are transferred to that Division (including transfers from the Loan Division). Accumulation Units are redeemed when Partial Withdrawals are taken or amounts are transferred from a Division of the Variable Account (including transfers to the Loan Division) and to pay the death benefit when the Insured dies. We also redeem Accumulation Units for the monthly deductions from the Account Value, Policy transaction charges and Surrender Charges, if any.

The number of Accumulation Units purchased or redeemed in a Division of the Variable Account as of any Valuation Date is calculated by dividing the dollar amount of the transaction by the Division's Accumulation Unit Value calculated after the close of business that day. The Accumulation Unit Value of each Division fluctuates with the investment experience of the corresponding Portfolio and reflects the investment income, realized and unrealized capital gains and losses, and expenses of the Portfolio. The Accumulation Unit Values also reflect the mortality and expense risk charges we make each day to the Variable Account. See How We Calculate Accumulation Unit Values for Each Division, page 26.

Transactions are processed as of the Transaction Date. The Transaction Date is the date we receive a premium or an acceptable written or telephone request at our Customer Service Center. If the premium or request reaches our Customer Service Center on a day which is not a Valuation Date, or after the close of business on a Valuation Date, the Transaction Date will be the next succeeding Valuation Date.

Monthly deductions against the Account Value are made as of the Monthly Processing Date. Transaction charges or Surrender Charges are made as of the effective date of the transaction.

The value of any amount allocated to a Division of our Variable Account will go up or down depending on the investment experience of that Division. For amounts allocated to the Divisions of the Variable Account, there is no guaranteed minimum cash value.

How We Calculate Accumulation Unit Values for Each Division

We determine Accumulation Unit Values for the Divisions of the Variable Account as of each Valuation Date. All Policy transactions are performed as of a Valuation Date.

The Accumulation Unit Value for each Division will generally be set at $10 on the first Valuation Date that there are Policy transactions in that Division of the Variable Account. After that, the Accumulation Unit Value as of any Valuation Date is equal to the Accumulation Unit Value for the preceding Valuation Date multiplied by the Accumulation Experience Factor for that Division for the Valuation Period.

We calculate an Accumulation Experience Factor for each Division every Valuation Date as follows:

1. We take the value of the shares belonging to the Division in the corresponding Portfolio as of the close of business that Valuation Date (before giving effect to any Policy transactions for that day, such as premium payments or surrenders). For this purpose, we use the share value reported to us by the managers of the Portfolio.

2. We add any dividends or capital gains distributions declared and reinvested by the Portfolio during the Valuation Period. We subtract from this amount a charge for taxes, if any.

3. We divide the resulting amount by the value of the shares belonging to the Division in the corresponding Portfolio as of the close of business on the preceding Valuation Date. This new amount represents the gross experience factor per Accumulation Unit, before reduction for the

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FirstLine II                          26
expenses of the Variable Account.

4. We subtract a charge for the mortality and expense risk assumed by us under the Policy. The daily charge is .002055% of the Accumulation Unit Value, which is equivalent to an annual rate of .75% of the Accumulation Unit Value. If the previous day was not a Valuation Date, then the charge is adjusted for the additional days between valuations.

The result is the Accumulation Experience Factor for the Valuation Period.

Transfers of Account Values

After the Free Look Period ends, up to 12 transfers among the Divisions of the Variable Account or to the Guaranteed Interest Division may be made in each Policy year without charge. There is no limit on the number of transfers, but we charge a fee of $25 for each additional transfer beyond the first 12. Transfers due to the operation of Automatic Rebalancing or Dollar Cost Averaging are not included in determining the limit on transfers without a charge.

Transfer requests should be made in writing to our Customer Service Center. The transfer will take effect as of the Valuation Date we receive the request. The minimum amount we will transfer on any date is $100. This minimum need not come from any one Division or be transferred to any one Division as long as the total amount requested to be transferred equals at least $100. However, we will transfer the entire amount in any Division of the Variable Account from which a transfer is requested, if the amount remaining in that Division is less than $100.

We reserve the right to limit excessive trading activity, which can disrupt Portfolio management strategy and increase Portfolio expenses. For example, we may refuse to accept or we may place certain restrictions on transfers made by third-party agents acting on behalf of multiple Owners or made pursuant to market timing services when we determine, at our sole discretion, that such transfers will be detrimental to the Portfolios and the Owners as a whole. Such transfers may cause increased trading and transaction costs, disruption of planned investment strategies, forced and unplanned portfolio turnover, and lost opportunity costs, and may subject the Portfolios to large asset swings that diminish their ability to provide maximum investment return to all Owners.

Transfers from the Guaranteed Interest Division may be made only during the first 30 days of each Policy year. Transfer requests received within 30 days prior to the Policy anniversary will be deemed to occur as of the Policy anniversary. Transfer requests received on the Policy anniversary or within the following 30 days will be processed. Transfer requests received at any other time will not be processed. Transfer amounts from the Guaranteed Interest Division to the Divisions of the Variable Account are limited to the greatest of: (i) 25% of the balance in the Guaranteed Interest Division at the time of the first transfer or withdrawal in that Policy year, (ii) the sum of the amounts transferred and withdrawn from the Guaranteed Interest Division in the prior Policy year or, (iii) $100. Transfers of the Account Value to the Guaranteed Interest Division are not limited.

The Owner may utilize a maximum of 18 Divisions for investment over the lifetime of the Policy until current administrative systems are enhanced. See Maximum Number of Investment Divisions, page 21.

If telephone privileges have been elected, transfers may be made by telephoning our Customer Service Center. See Telephone Privileges, page 47.

Dollar Cost Averaging

We offer a feature called Dollar Cost Averaging to Owners who have at least $10,000 of Account Value invested in the Division investing in either the Fidelity VIP Money Market Portfolio or the Neuberger & Berman AMT Limited Maturity Bond Portfolio. The main objective of Dollar Cost Averaging is to protect Policy values from short-term price fluctuations. Since the same dollar amount is transferred to other Divisions each period, more units are purchased in a Division if the value per unit is low, and fewer units are purchased if the value per unit is high. This plan of allocating Policy values reduces the risk of investing too much when the price of a Portfolio's shares is high and too little when the price of a Portfolio's shares is low. However, participation in Dollar Cost Averaging does not assure a profit nor does it protect against a loss in a declining market.

With Dollar Cost Averaging, a designated dollar amount of or percentage of Account Value of the Division investing in either the Fidelity VIP Money Market Portfolio or the Neuberger Berman AMT Limited Maturity Bond Portfolio will be transferred automatically each period from the selected Division to one or more other Divisions of the Variable Account. Dollar Cost Averaging transfers may not be made to or from the Guaranteed Interest Division. Any transfers that are a result of the Dollar Cost Averaging feature are not counted toward the limit of 12 transfers that can be made each Policy year without a transfer charge. There is no charge for this feature.

Dollar Cost Averaging allocations may be designated in dollar amounts or as whole percentages. The minimum percentage that may be transferred to any one Division is 1% of the total amount transferred to all selected Divisions. The transfer amount under Dollar Cost Averaging may be no less

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


than $100.

The first Dollar Cost Averaging date must be at least five days after our receipt of the request for Dollar Cost Averaging. In no event will Dollar Cost Averaging begin before the end of the Delivery and Free Look Periods. Dollar Cost Averaging may occur monthly, quarterly, semi-annually, or annually on a date requested by the Owner. Unless specified otherwise, Dollar Cost Averaging will take place monthly, on the Monthly Processing Date.

If on any Dollar Cost Averaging date, the amount in the Division from which transfers are to be made is equal to or less than the amount to be transferred, the entire remaining amount will be transferred, and Dollar Cost Averaging will end. Changes to the Dollar Cost Averaging program may be made once each Policy year or Dollar Cost Averaging may be canceled completely by sending satisfactory notice to our Customer Service Center at least five days before the next Dollar Cost Averaging date. If telephone privileges are in effect, changes to the Dollar Cost Averaging program can be made by telephoning our Customer Service Center. See Telephone Privileges, page 47.

A date for Dollar Cost Averaging to terminate may be specified by the Owner. Termination may also occur when the balance remaining in the Division investing in either the Fidelity VIP Money Market Portfolio or the Neuberger & Berman AMT Limited Maturity Bond Portfolio reaches a specified dollar amount.

A Dollar Cost Averaging Program and an Automatic Rebalancing Program may run at the same time.

Automatic Rebalancing

The Automatic Rebalancing feature provides a method for maintaining a balanced approach to investing Account Values and for simplifying the process of asset allocation over time.

The Automatic Rebalancing feature may be elected with the application or at any subsequent time by completing the appropriate form. Automatic Rebalancing matches Account Value allocations over time to the allocation percentages set by the Owner. During the operation of Automatic Rebalancing, transfers among the Divisions may occur monthly, quarterly, semi-annually, or annually on a date specified by the Owner. Unless specified otherwise, Automatic Rebalancing will take place on the last Valuation Date of each calendar quarter.

Automatic Rebalancing allocations may be specified for all or some of the Divisions in which the Account Value is invested.

If this feature is elected we will transfer amounts among the Divisions so that, after the transfers, the ratio of the Account Value in each Division to the total Account Value of all the Divisions included in Automatic Rebalancing matches the Automatic Rebalancing allocation percentage for that Division. This will rebalance the amounts in Divisions that do not match the set allocation, which could result, for example, from Divisions which outperform the other Divisions for that time period.

If Automatic Rebalancing is elected with the Policy application, the first transfer will occur on the date specified by the Owner following the end of the Delivery and Free Look Periods. If this feature is elected after the Policy Date, the first transfer will be processed as of the date requested by the Owner or, if no date is specified, the last Valuation Date of the calendar quarter after we receive notification at our Customer Service Center and the Delivery and Free Look Periods have ended.

The allocation percentages for Automatic Rebalancing may be changed at any time and the Account Value will be reallocated as of the Valuation Date that we receive the allocation instructions at our Customer Service Center. Any reduction in the allocation to the Guaranteed Interest Division, however, will be considered a transfer from the Division and, therefore, must comply with the maximum transfer amount and time limitations on transfers from the Guaranteed Interest Division, as described in Transfers of Account Values on page 27. If we receive an Automatic Rebalancing request which is in conflict with these provisions, we will ask for revised instructions.

The Owner may terminate the Automatic Rebalancing feature at any time, as long as we receive notice of the termination at least five days prior to the next Automatic Rebalancing. If the Guarantee Period is in effect and the Automatic Rebalancing feature is terminated, diversification of the Net Account Value still must be maintained for the Guarantee Period to continue. If the Automatic Rebalancing feature is active, the Guarantee Period is in effect, and a request is received for an allocation which does not meet the diversification requirements to maintain the Guarantee Period, we will notify the Owner that the allocation must be changed. See Guaranteed Minimum Death Benefit, page 23.

Any transfers that are a result of the Automatic Rebalancing feature are not counted toward the limit of 12 transfers that can be made each Policy year without a transfer charge. We will charge a $25 fee each time the rebalancing allocation is changed more than five times per Policy year; otherwise, there is no charge for this feature.


An Automatic Rebalancing program may be run simultaneously with a Dollar Cost Averaging program.

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Policy Loans

At any time after the first Policy anniversary, or as otherwise required by law, the Owner may borrow against the Policy by using it as security for a loan. The amount borrowed is called a Policy Loan. Unless otherwise required by state law, any new Policy Loan must be at least $100. The maximum amount which can be borrowed as of any Valuation Date equals the Net Cash Surrender Value less monthly deductions to the next Policy anniversary. Maximum loan amount may be different if required by state law. Requests for a Policy Loan may be made by contacting our Customer Service Center.

We may impose requirements relating to Policy Loans as necessitated by our administrative system. For example, we may require that loan requests specify a dollar amount rather than a percentage to be taken from a specific Division.


Loan interest charges on a Policy Loan accrue daily at a annual interest rate of 4.75%. Interest is due in arrears on each Policy anniversary. If the interest is not paid when it is due, it will be added to the Policy Loan as of the Policy anniversary .

If an additional loan is requested, the amount requested will be added to the outstanding Policy Loan so only one loan is outstanding at any time. Repayment of all or part of the Policy Loan may be made at any time while the Policy is in force. Unless otherwise indicated, we will assume that any payments, other than Scheduled Premiums, constitute Policy Loan repayments and not premiums.

When a Policy Loan is taken, or if the loan interest is not paid on the Policy anniversary, an amount equal to the Policy Loan amount or interest due is transferred from the Divisions of the Variable Account and the Guaranteed Interest Division to the Loan Division to secure the loan. The Loan Division is part of our General Account, separate from the Guaranteed Interest Division. When transfers are made to the Loan Division, sufficient units of the Variable Account Divisions are redeemed to cover the amount of the loan taken from the Variable Account. We will deduct the amount transferred from each Division in the same proportion that the Account Value in that Division bears to the Net Account Value immediately prior to the loan transaction unless otherwise specified by the Owner. The amounts in each Division will be determined as of the Valuation Date we receive the request for a loan. The Loan Division is credited at an annual rate of 4%.

The amount of interest credited to the Loan Division for the Policy year will be transferred from the Loan Division on Policy anniversaries. When a loan repayment is made, an amount equal to the payment is transferred from the Loan Division. Amounts transferred from the Loan Division will be allocated to the Divisions of the Variable Account and the Guaranteed Interest Division in the same proportion as the current premium allocation unless a different allocation is requested.

A Loan against the Policy will have a permanent effect on the Account Value and, therefore, on the benefits under this Policy, even if the Loan is repaid. When borrowing against the Policy, an amount equal to the Policy Loan is set aside in the Loan Division where it earns a guaranteed rate of interest. Premiums may not be allocated to or amounts transferred to the Loan Division other than by borrowing additional amounts. If not repaid, the Policy Loan and accrued loan interest will be deducted from the amount of the Death Proceeds paid and the Cash Surrender Value paid on surrender. It also may have an effect on the Guarantee Period and on the length of time the Policy remains in force, since in many cases the Policy will lapse when the Cash Surrender Value minus Policy Loans and accrued loan interest is insufficient to cover the monthly deductions.

If telephone privileges have been elected, a Policy Loan may be requested by telephoning our Customer Service Center. Any telephone request for a Policy Loan must be for an amount less than $25,000. See Telephone Privileges, page 47.

Loans may have adverse Tax Consequences. See Modified Endowment Contracts, page 41.

Partial Withdrawals

A Partial Withdrawal may be requested on any Monthly Processing Date after the first Policy anniversary by contacting our Customer Service Center. Only one Partial Withdrawal per Policy year is allowed.

The minimum Partial Withdrawal is $100. The maximum Partial Withdrawal is the amount which will leave $500 as the Net Cash Surrender Value. If a withdrawal of more than this maximum is requested, we will require a full surrender of this Policy. When a Partial Withdrawal is taken, the amount of the withdrawal plus a service fee is deducted from the Account Value. In addition, a Surrender Charge will be deducted from the Account Value if the Partial Withdrawal causes a reduction in the Stated Death Benefit. See Surrender Charge, page 35.

The Stated Death Benefit is not reduced by a Partial Withdrawal taken when: (i) the Base Death Benefit has been increased to qualify the Policy as life insurance under the Federal income tax laws (see Life Insurance Definition, page
40) and (ii) the amount withdrawn is no greater than that amount which reduces the Account Value to the level which

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

no longer requires the Base Death Benefit to be increased for Federal income tax law purposes.

For a Policy under an Option 1 death benefit, the Stated Death Benefit is not reduced by a Partial Withdrawal in the circumstances described above. In addition, if no more than 15 years have elapsed since the Policy Date and the Insured is not yet Age 81, a Partial Withdrawal of an amount up to 10% of the Account Value or, if greater, 5% of the Stated Death Benefit, calculated immediately before the Partial Withdrawal is taken, will not reduce the Stated Death Benefit. Any additional amount withdrawn does reduce the Stated Death Benefit by that additional amount.

For a Policy under an Option 2 death benefit, a Partial Withdrawal does not reduce the Stated Death Benefit.

No Partial Withdrawal will be allowed if the Stated Death Benefit remaining in force after the Partial Withdrawal would be reduced below the minimum we require to issue this Policy. See Group or Sponsored Arrangements or Corporate Purchasers, page 40.

A Partial Withdrawal may also reduce the Target Death Benefit.

Unless otherwise indicated, we will make the withdrawal from the Guaranteed Interest Division and the Divisions of the Variable Account in the same proportion that each Division bears to the Net Account Value immediately prior to the withdrawal. Withdrawals from the Guaranteed Interest Division may not exceed an amount that is greater than the total withdrawal times the ratio of the Account Value in the Guaranteed Interest Division to the total Net Account Value immediately prior to the withdrawal.

A new Schedule reflecting the effect of the withdrawal will be sent if there is a change to the Stated Death Benefit or to the Target Death Benefit. We may ask that the Policy be returned to our Customer Service Center to make this change. The withdrawal and any reductions in death benefits will be effective as of the Valuation Date after we receive the request.

If telephone privileges have been elected Partial Withdrawals may be requested by telephoning our Customer Service Center. Any telephone request for a Partial Withdrawal must be for an amount less than $25,000. See Telephone Privileges, page 47.

Partial Withdrawals may have adverse tax consequences. See Modified Endowment Contracts, page 41.

Surrender


The Policy may be surrendered for its Net Cash Surrender Value at any time while the Insured is living. This may be done by sending a written request and the Policy to our Customer Service Center. The Net Cash Surrender Value of the Policy equals the Cash Surrender Value minus Policy Loans and accrued loan interest. Costs and expenses which have been deducted from the net Account Value on the Monthly Processing Date preceding the surrender will not be added or pro-rated at surrender. During the first 14 Policy years a Surrender Charge is also deducted from the Cash Surrender Value. A new 14-year Surrender Charge period will apply to each additional Segment of the Policy which is created upon a requested increase in the Stated Death Benefit. See Surrender Charge, page 35.

We will compute the Net Cash Surrender Value as of the Valuation Date we receive the request and the Policy at our Customer Service Center. All insurance coverage will end as of that date.

A surrender of the Policy for its Net Cash Surrender Value may have adverse tax consequences. See Modified Endowment Contracts, page 41.

Right to Exchange Policy

During the first 24 months following the Policy Date, the Owner has the right to exchange the Policy from one in which the investment experience is not guaranteed for a guaranteed Policy, unless required differently by state law. This is accomplished by transferring the entire amount in the Divisions of the Variable Account to the Guaranteed Interest Division, and the allocation of all future premium payments to the Guaranteed Interest Division. When this right is exercised, we will not allow allocation of future premium payments or transfers to the Divisions of the Variable Account.

This will, in effect, serve as an exchange of the Policy for the equivalent of a flexible premium universal life insurance policy. No charge will apply to the transfer to exercise this exchange privilege. See The Guaranteed Interest Division, page 18.

Lapse

Insurance coverage will continue as long as the Net Cash Surrender Value of the Policy is sufficient to pay all the deductions each month. The Policy is guaranteed not to lapse, regardless of its Net Cash Surrender Value, if, on each Monthly Processing Date during the first three Policy years, the sum of premiums paid, less the sum of Partial Withdrawals and Policy Loans taken, including accrued loan interest, is greater than or equal to the sum of the applicable minimum monthly premiums for each Policy month starting

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


with the first Policy Month through and including the Policy Month which begins on the current Monthly Processing Date. The minimum monthly premium is equal to one twelfth of the Minimum Annual Premium.

If the Guaranteed Minimum Death Benefit Is Not in Effect

Unless the Guaranteed Minimum Death Benefit provision is in effect or the Special Continuation Period is in effect and its requirements have been met, the Policy including all attached Riders will lapse in its entirety on any Monthly Processing Date that the Net Cash Surrender Value of the Policy is not sufficient to pay all the monthly deductions from the Account Value. A 61-day grace period will begin on that Monthly Processing Date. See Grace Period, page 31.

If we do not receive full payment of the requested amount within the 61 days, the Policy and all Riders attached will lapse without value. We will withdraw any remaining balance of the Account Value from the Divisions of the Variable Account and the Guaranteed Interest Division. We will deduct amounts owed to us, including any applicable Surrender Charge, and inform the Owner that the Policy has ended.

If the Insured dies during the grace period, we will pay the Death Proceeds to the Beneficiary subject to reductions for Policy Loans, accrued loan interest and any monthly deductions due.

If the Guaranteed Minimum Death Benefit Is in Effect

After the Special Continuation Period, if the Guaranteed Minimum Death Benefit is in effect, the Stated Death Benefit of the Policy will not lapse during the Guarantee Period even if the Net Cash Surrender Value is not sufficient to cover all the deductions from the Account Value on any Monthly Processing Date. See Guaranteed Minimum Death Benefit Provision, page 23.

The benefits provided by Riders attached to the Policy and any amount by which the Base Death Benefit exceeds the Stated Death Benefit are not protected by the Guaranteed Minimum Death Benefit Provision. Therefore, these benefits will lapse if the Net Cash Surrender Value is not sufficient to cover all the deductions from the Account Value on any Monthly Processing Date (unless the Policy is in the three-year Special Continuation Period).

While the Guaranteed Minimum Death Benefit applies, unless the Policy is in the three-year Special Continuation Period, the Account Value may be reduced by monthly deductions, but not below zero. Any monthly deductions during the Guarantee Period which would reduce the Account Value below zero will be waived permanently.

The Guaranteed Minimum Death Benefit will be terminated if the Policy does not meet the monthly premium or diversification tests as explained in Requirements to Maintain the Guarantee Period, page 23. If the Guaranteed Minimum Death Benefit is terminated, the normal test for lapse will resume.

Grace Period

If the following conditions occur as of a Monthly Processing Date, the Policy will enter into the 61-day Grace Period:

(i)   The Net Cash Surrender Value is zero or less;

(ii)  The Guarantee Period has expired or been terminated; and

(iii) The three-year Special Continuation Period has expired or the required premium has not been paid.

We will, at least 30 days before the end of a grace period, notify the Owner or any assignee in writing at the last known address on our records that the grace period has begun. The notification will include the amount of premium payment necessary to reinstate the Policy and all Riders attached. The premium required to reinstate the Policy is generally the amount of past due charges plus the amount that will cover estimated monthly deductions for the Policy and all attached Riders for the following two months. If we receive payment of this amount before the end of the grace period, we will use it to make the overdue deductions. Any balance remaining will be applied to the Account Value in the same manner as other premium payments.

Reinstatement

If the Policy Owner fails to pay sufficient premiums prior to the end of the Grace Period, the Policy and its Riders other than the Guaranteed Minimum Death Benefit may be reinstated within five years after the Grace Period. Unless otherwise required by state law, we will reinstate the Policy and any Riders if:

(i)   The Policy has not been surrendered for its Net Cash
      Surrender Value;

(ii) Satisfactory evidence is provided to us that the Insured and the Insureds under any Riders are still insurable according to our normal rules of underwriting for this type of Policy; and

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


(iii) We receive a premium payment sufficient to keep the Policy and its Riders in force from the beginning to the end of the grace period and for two months following the date of the reinstatement, unless required differently by state law.

The reinstatement will be effective as of the Monthly Processing Date following our approval of the reinstatement application. Upon reinstatement of the Policy, the Surrender Charges will be reinstated for the amount and duration remaining at the time the Policy lapsed. We also will reinstate any Policy Loan which existed when coverage ended, with accrued loan interest to the date of lapse. Net Premiums received after reinstatement will be allocated according to the premium allocation instructions in effect at the start of the grace period or as otherwise directed by the Owner.


CHARGES, DEDUCTIONS AND REFUNDS

Deductions from Premiums

Unless a loan is outstanding (see Policy Loans, page 29), payment received before Age 100 is considered a premium. Certain expenses are deducted from premium payments. The Net Premium is then added to the Account Value. The expenses which are deducted from the premium include the tax and the sales charges.
Tax Charges

Nearly all states levy taxes on life insurance premium payments. The amount of these taxes vary from state to state, and may vary from jurisdiction to jurisdiction within a state. We currently deduct an amount equal to 2.5% of each premium to pay applicable premium taxes. The 2.5% rate approximates the average tax rate we expect to pay on premiums from all states.

A charge currently equal to 1.5% of each premium payment is deducted to cover our estimated cost for the Federal income tax treatment of deferred acquisition costs determined solely by the amount of life insurance premiums we receive. This charge for deferred acquisition costs is reasonable in relation to Security Life's increased Federal income tax burden resulting from the receipt of premium payments, under Internal Revenue Code Section 848.

Except as limited by state law, we reserve the right to increase or decrease the premium expense charge for taxes due to any change in tax law. We further reserve the right to increase or decrease the premium expense charge for the Federal income tax treatment of deferred acquisition costs due to any change in the cost to us.

Sales Charge

A percentage of each premium is deducted to compensate us for a portion of the cost of selling the Policy. The percentage deducted is determined by the Insured's Age on the Policy Date or the date of an increase in coverage:

         Age of Insured                      Sales Charge Percentage
         --------------                      -----------------------
             0 - 49                                   2.25%
            50 - 59                                   3.25%
            60 - 85                                   4.25%


These deductions from premiums are a part of the total sales charge that will be assessed against the Account Value if the Policy is surrendered during the first 14 Policy years or the first 14 Policy years following an increase to the Stated Death Benefit. See Surrender Charge, page 35.

For a Policy with multiple Segments, premiums paid are allocated to the Segments in the same proportion as the guideline annual premium (as defined by the Federal income tax law) for each segment bears to the total guideline annual premium for the Stated Death Benefit.

The sales charge covers the costs of distribution, of preparing our sales literature, promotional expenses, and other direct and indirect expenses. The amount of this charge cannot be specifically related to sales expenses in a particular year since we recover these costs over the period the Policies remain in effect. We pay the sales expenses from our own resources, including this sales charge, any Surrender Charges we may collect, and any profit we may earn on the other charges deducted under the Policy. The sales charge may be reduced or waived for certain group or sponsored arrangements or corporate purchasers.


Daily Deductions from the Variable Account

Mortality and Expense Risk Charge

Each day a charge is deducted for the mortality and expense risks we assume. This charge is equal to 0.002055% per day of the amount in the Divisions of the Variable Account, which is equivalent to an annual rate of 0.75% of the portion of the Account Value allocated to the Variable Account.

We assess the mortality and expense risk charge to compensate us for assuming mortality and expense risks under the Policies. The mortality risk we assume is that

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FirstLine II                          32

Insureds, as a group, may live for a shorter period of time than estimated and, therefore, the cost of insurance charges specified in the Policy will be insufficient to meet our actual claims. The expense risk we assume is that other expenses we incur in issuing and administering the Policies and operating the Variable Account will be greater than the amount we estimated when setting the charges for these expenses. We will realize a profit from this fee to the extent it is not needed to provide benefits and pay expenses under the Policies. We may use this profit for other purposes, including any distribution expenses not covered by the sales charge or sales Surrender Charge.

This charge is not assessed against the amount of the Account Value which is allocated to the Guaranteed Interest Division, nor to amounts in the Loan Division. We credit the Account Value with a persistency refund equivalent to 0.6% per year for each Segment that has been in force for at least ten Policy years, which effectively reduces the charge for mortality and expense risks. See Persistency Refund, page 34.

Monthly Deductions from the Account
Value

The following charges are deducted from the Account Value on each Monthly Processing Date. These deductions are taken from the Divisions of the Variable Account and the Guaranteed Interest Division in the same proportion that the Account Value in each Division bears to the total Net Account Value as of the Monthly Processing Date.

Initial Policy Charge

The initial Policy charge is $10 per month for the first three Policy years. This charge covers such costs as application processing, medical examinations, establishment of Policy records and insurance underwriting costs. This charge is designed to reimburse us for expenses and we do not expect to gain from it.


Monthly Administrative Charge

This charge is comprised of a per Policy charge of $3 per month plus a charge of $0.025 per thousand of Stated Death Benefit (or Target Death Benefit, if greater), and is guaranteed never to exceed this amount. The per thousand charge currently is limited to $30 per month. This charge is designed to cover ongoing costs such as premium billing and collections, claim processing, Policy transactions, record keeping, reporting and other communications with Owners, and other expenses and overhead. This charge is designed to reimburse us for expenses and we do not expect to gain from it.

Cost of Insurance Charges

The cost of insurance charges compensate us for the anticipated cost of paying the amount of the Death Proceeds that exceeds the Account Value upon the death of the Insured. The cost of insurance charges are calculated monthly, and equal our current monthly cost of insurance rate times the Net Amount at Risk for each portion of the death benefit. Net Amount at Risk for each portion of the death benefit is calculated at the beginning of the Policy month. The Net Amount at Risk for the Base Death Benefit is equal to the difference between the current Base Death Benefit and the amount of the Account Value. For this purpose, the amount of the Account Value is determined after deduction of charges and Rider charges due on that date, other than cost of insurance charges for the Base Death Benefit, any Adjustable Term Insurance Rider and Waiver of Cost of Insurance Rider. The Net Amount at Risk for the Adjustable Term Insurance Rider is equal to the amount of the benefit provided. If the Base Death Benefit at the beginning of the month is increased due to the requirements of Federal income tax law definition of life insurance, Net Amount at Risk for the Base Death Benefit that month will also increase, and the Net Amount at Risk for the Adjustable Term Insurance Rider will be reduced. Therefore, the amount of the cost of insurance charges will vary from month to month with changes in the Net Amount at Risk, changes in the makeup of the death benefit, and with the increasing Age of the Insured.

The cost of insurance rates are based on the Age, sex and Premium Class of the Insured on the Policy Date or at the time a Base coverage segment is added. Unisex rates are used where appropriate under applicable law, including the state of Montana and Policies purchased by employers and employee organizations in connection with employment-related insurance or benefit programs. Net Amount at Risk is allocated to Segments in the same proportion that each Segment bears to the total Stated Death Benefit for all coverage segments as of the Monthly Processing Date. Separate cost of insurance rates apply to the Base Death Benefit, the Adjustable Term Insurance Rider and any additional Segments. We may change these rates from time to time, but they will never be more than the guaranteed maximum rates set forth in the Policy. These rates are based on the 1980 Commissioner's Standard Ordinary Mortality Tables.

We may offer Policies on a guaranteed issue basis under certain group or sponsored arrangements. If an eligible group or sponsored arrangement purchases Policies on a guaranteed issue basis, the Policies will be issued up to a predetermined face amount, with minimal evidence of insurability. Policies issued on a guaranteed issue basis may present different mortality costs to us compared to underwritten Policies. We may charge different cost of insurance rates for guaranteed

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FirstLine II                        33
issue Policies. The cost of insurance charges may depend on the issue Age of the Insured, the size of the group, and the total premium to be paid by the group. Under most guaranteed issue Policies, the overall charges for insurance will be higher than under a comparable underwritten Policy issued in the preferred nonsmoker, standard nonsmoker, or standard smoker class. This means that an Insured may be able to obtain individual underwritten insurance coverage at a lower overall cost.

Charges for Additional Benefits

The cost of additional benefits added by Rider will be deducted monthly on the Monthly Processing Date. We may change these charges, but the Schedule contains tables showing the guaranteed maximum rates. See Additional Benefits, page 24.



Changes in Monthly Charges

Any changes in the cost of insurance charges or charges for additional benefits will be made by class of Insured and will be based on changes in future expectations about such things as investment earnings, mortality, the length of time policies will remain in effect, expenses and taxes. In no event will they exceed the guaranteed maximum rates defined in the Policy.

Policy Transaction Fees

In addition to the deductions described above, we charge fees for certain Policy transactions.

Transaction fees are taken from the Divisions of the Variable Account and the Guaranteed Interest Division in the same proportion that the Account Value in each Division bears to the Net Account Value immediately after the transaction.

Partial Withdrawal

A service fee of $25 will be charged against the Account Value for each Partial Withdrawal. In addition, a Surrender Charge may be deducted from the Account Value. See Partial Withdrawals, page 29.

Transfers

We charge a fee of $25 for each additional transfer beyond the first 12 in a Policy year. All transfers included in one transfer request count as a single transfer when we calculate the fee. There will not be a transfer fee if transferring the Account Value into the Guaranteed Interest Division pursuant to the Exchange Right provided by this Policy. See Transfers of Account Values, page 27, and Right to Exchange Policy, page 12.

Allocation Changes

We charge a $25 fee each time the premium or Automatic Rebalancing allocation is changed more than five times each per Policy year.

Illustrations

We reserve the right to charge a fee, not to exceed $25, for each Policy illustration in excess of one per Policy year.

Continuation of Coverage Administrative Fee

At Age 100, if the continuation of Coverage feature is in effect, a one-time administrative charge of $200 will be assessed to cover the costs expected to be incurred to maintain and service the Policy for the remainder of the Insured's lifetime. This charge is in lieu of the normal monthly administrative charge. It is designed to reimburse us for expenses and we do not expect to gain from it.

Persistency Refund

Long-term Owners of FirstLine II will receive a persistency refund.

Each month the Policy or a Segment remains in force after its tenth Policy anniversary, we will credit the Account Value with a refund equivalent to 0.6% of the Account Value on an annual basis for that Segment (0.05% monthly). However, the persistency refund is not guaranteed to be paid on the Guaranteed Interest Division. The Account Value will be allocated to each Segment based upon the number of completed Policy years that Segment has been in force and the size of the guideline annual premium as defined by the Federal income tax law definition of life insurance.

The Persistency refund will be added to the Divisions of the Variable Account and the Guaranteed Interest Division in the same proportion that the Account Value in each Division bears to the Net Account Value as of the Monthly Processing Date.

The following is an example of how the persistency refund affects the Account Value each month if the policy has no loan:

Account Value = $10,000 (all in the Variable Divisions)

Monthly persistency refund Rate = .0005

Persistency refund = 10,000 x .0005 = $5.00

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FirstLine II                          34

                          Before                After
                          Persistency           Persistency
                          Refund                Refund
                          ------                ------

Variable
Divisions                 $10,000.00            $10,005.00


The following is an example of how the persistency refund affects the Account Value each month if the Policy has a loan:

Account Value = $10,000

Account Value in the Variable Divisions = $6,000

Account Value in the Loan Division = $4,000

Monthly persistency refund Rate = .0005

Persistency refund = 10,000 x .0005 = $5.00

                         Before                After
                         Persistency           Persistency
                         Refund                Refund
                         ------                ------

Variable
Divisions                $6,000.00             $6,005.00

Loan Division            $4,000.00             $4,000.00


Surrender Charge

We assess a Surrender Charge against the Account Value upon surrender, reduction in Stated Death Benefit or lapse in the first 14 Policy years, or the 14 Policy years following an addition of a new Segment. The Surrender Charge is designed to recover our expenses from issuing and distributing Policies. The Surrender Charge consists of two parts: an administrative Surrender Charge and a sales Surrender Charge.

During the first 14 years of the Policy or within 14 years of adding a Segment, if the Owner requests a decrease to the Stated Death Benefit of the Policy or takes a Partial Withdrawal which decreases the Stated Death Benefit, we will deduct a portion of the Surrender Charge from the Account Value. The amount of the Surrender Charge which will be deducted from the Account Value is the Surrender Charge in effect before the reduction minus the Surrender Charge in effect after the reduction.

A decrease to the Stated Death Benefit as a result of a change to the death benefit option does not result in a Surrender Charge deduction from the Account Value and future Surrender Charges will not be reduced.

An increase to the Stated Death Benefit as a result of a change to the death benefit option does not result in an increase in the maximum sales Surrender Charge. All other increases in Stated Death Benefit will increase the maximum sales and administrative Surrender Charges.

If the maximum Surrender Charge is changed, we will send a new Schedule showing the new maximum Surrender Charge. Maximum Surrender Charges apply only if the Policy is surrendered or lapses (after paying enough premiums to reach the maximum Surrender Charge).

The amount of the administrative Surrender Charge and the sales Surrender Charge stays level for the first seven Policy years following the effective date of a coverage segment, then decreases at the beginning of each subsequent Policy year by 12.5% of the amount in effect at the end of the seventh Policy year until it reaches zero at the beginning of the 15th year or the year in which the Insured reaches Age 98, whichever is earlier.

Administrative Surrender Charge

The administrative Surrender Charge is a dollar amount for each $1,000 of Stated Death Benefit. This dollar amount is based on the Insured's Age at the Policy Date or the time that a new Stated Death Benefit coverage segment is added:

                        Administrative Surrender Charge Per
Insured's Age             Thousand of Stated Death Benefit
-------------             --------------------------------

 0 - 39                                $2.50
40 - 49                                $3.50
50 - 59                                $4.50
60 - 69                                $5.50
70 and above                           $6.50


For example, the administrative Surrender Charge will be $350 for a Policy with a Stated Death Benefit of $100,000 if the Insured is 40 on the Policy Date.



During the first 14 Policy years or within 14 Policy years of adding a Segment, if a decrease to the Stated Death Benefit is requested or a Partial Withdrawal is taken which causes the Stated Death Benefit to decrease, the administrative Surrender Charge will decrease in the same proportion that the Stated Death Benefit decreases. The amount by which the administrative Surrender Charge decreases will be deducted from the Account Value.

The administrative Surrender Charge is designed to cover part of the administrative expenses such as application processing, establishment of Policy records and insurance underwriting costs. It also includes costs associated with the

--------------------------------------------------------------------------------
FirstLine II                         35
development and operation of our systems for administering the policies. We do not expect to profit from the administrative Surrender Charge.

Sales Surrender Charge

The sales Surrender Charge is calculated for each Segment by allocating premiums paid to Segments in the same proportion that the guideline annual premium for each Segment (as defined by the Federal income tax laws) bears to the sum of the guideline annual premiums for all Segments. The sales Surrender Charge is 25% of paid premiums up to the Target Premium for the Segment without any substandard ratings (Base Standard Target Premium) plus 5% of premiums paid in the first seven Policy years following the effective date of a coverage Segment in excess of the Base Standard Target Premium for the Segment. The sales Surrender Charge will not exceed 50% of the Base Standard Target Premium. Target Premiums are not based on the Scheduled Premium. Target Premiums are actuarially determined based on the Age and sex of the Insured. The Target Premium for the Policy and any Segments added since the Policy Date will be listed in the Schedule.

The maximum sales Surrender Charge for the Stated Death Benefit will be shown in the Schedule attached to the Policy.



Upon a decrease in the Stated Death Benefit (other than due to a change in the death benefit option) the Target Premium for each Segment will be reduced in the same proportion that the Stated Death Benefit is reduced.

If the new Target Premium for each Segment is greater than or equal to the paid premiums which are allocated to the Segment, the maximum sales Surrender Charge in the future will be reduced, but a sales Surrender Charge will not be deducted from the Account Value.

If the new Target Premium for each Segment is less than the sum of the paid premiums which are allocated to the Segment, the maximum sales Surrender Charge in the future will be reduced and a sales Surrender Charge will be deducted from the Account Value. The new sales Surrender Charge will be recalculated as if the new Target Premium was always in effect for the Segment. A deduction equal to the difference between the sales Surrender Charge prior to the decrease less the sales Surrender Charge after the decrease will be taken from the Account Value.

If a decrease to the Stated Death Benefit, or a Partial Withdrawal which causes the Stated Death Benefit to be reduced, is requested more than seven years following the Policy Date or the date a Segment is added, the maximum sales Surrender Charge in the future will be reduced in the same proportion that the Stated Death Benefit is reduced.

The amount of the sales Surrender Charge in a Policy year is not related to our actual sales expenses in that year. To the extent sales expenses are not covered by the sales Surrender Charge, we will cover them from other funds.

--------------------------------------------------------------------------------
FirstLine II                          36

Calculation of Surrender Charge Examples:

If the Stated Death Benefit is $100,000 for an Insured Age 45 on the Policy Date and the Target Premium on this Policy is $1,500, the actual Surrender Charge assuming that a $1,000 premium is paid each Policy year is shown in the table below:


  Policy Year              Administrative Surrender  Sales Surrender Charge    Actual Surrender
                                    Charge                                           Charge
       1                           $350.00                  $250.00                 $600.00
       2                            350.00                   400.00                  750.00
       3                            350.00                   450.00                  800.00
       4                            350.00                   500.00                  850.00
       5                            350.00                   550.00                  900.00
       6                            350.00                   600.00                  950.00
       7                            350.00                   650.00                 1000.00
       8                            306.25                   568.75                  875.00
       9                            262.50                   487.50                  750.00
       10                           218.75                   406.25                  625.00
       11                           175.00                   325.00                  500.00
       12                           131.25                   243.75                  375.00
       13                            87.50                   162.50                  250.00
       14                            43.75                    81.25                  125.00
       15                             0.00                     0.00                    0.00

If the Stated Death Benefit is reduced on the third Policy anniversary to $90,000, the Target Premium will be reduced proportionately and will equal $1,350 (90% of $1,500). A sales Surrender Charge in the amount of $30 (the difference between the sales Surrender Charge immediately prior to the decrease and the sales Surrender Charge calculated assuming the new Target Premium was always in effect for the Policy) and an administrative Surrender Charge in the amount of $35 ($350 - $315 where $315 is equal to 90% of the original administrative Surrender Charge of $350) will be deducted from the Account Value. The resulting actual Surrender Charge for each Policy year is shown below:


  Policy Year             Administrative Surrender  Sales Surrender Charge     Actual Surrender
                                   Charge                                           Charge
       1                           $350.00                  $250.00                 $600.00
       2                            350.00                   400.00                  750.00
       3                            350.00                   450.00                  800.00
       4                            315.00                   470.00                  785.00
       5                            315.00                   520.00                  835.00
       6                            315.00                   570.00                  885.00
       7                            315.00                   620.00                  935.00
       8                            275.63                   542.50                  818.13
       9                            236.25                   465.00                  701.25
       10                           196.88                   387.50                  584.38
       11                           157.50                   310.00                  467.50
       12                           118.13                   232.50                  350.63
       13                            78.75                   155.00                  233.75
       14                            39.38                    77.50                  116.88
       15                             0.00                     0.00                    0.00

Charges From Portfolios

The Variable Account purchases shares of the Portfolios at net asset value. The price reflects investment management fees and other direct expenses that have already been deducted from the assets of the Portfolio. The following table describes these investment management fees and other direct expenses of the Portfolios.

--------------------------------------------------------------------------------
FirstLine II                          37



Portfolio Annual Expenses (As a Percentage of Portfolio Average Net Assets) /1/

                                                                        Investment
                                                                        ----------
                                                                        Management                         Total Portfolio
                                                                        ----------                         ---------------
                  Portfolio                                                Fees          Other Expenses        Expenses
                  ---------                                                ----          --------------        --------
Neuberger & Berman Advisers Management Trust /2/

Limited Maturity Bond Portfolio                                            0.65%              0.13%              0.78%
Growth Portfolio                                                           0.83%              0.09%              0.92%
Partners Portfolio                                                         0.84%              0.11%              0.95%

The Alger American Fund
Alger American Small Capitalization Portfolio                              0.85%              0.03%              0.88%
Alger American MidCap Growth Portfolio                                     0.80%              0.04%              0.84%
Alger American Growth Portfolio                                            0.75%              0.04%              0.79%
Alger American Leveraged AllCap Portfolio                                  0.85%              0.24%              1.09%/3/

Fidelity Variable Insurance Products Fund
VIP Growth Portfolio                                                       0.61%              0.08%              0.69%/4/
VIP Overseas Portfolio                                                     0.76%              0.17%              0.93%/4/
VIP Money Market Portfolio                                                 0.21%              0.09%              0.30%

Fidelity Variable Insurance Products Fund II
VIP II Asset Manager Portfolio                                             0.64%              0.10%              0.74%/4/
VIP II Index 500 Portfolio                                                 0.13%              0.15%              0.28%/5/

INVESCO Variable Investment Funds, Inc.
INVESCO VIF - Total Return Portfolio                                       0.75%              0.19%              0.94%/6//7/
INVESCO VIF - Industrial Income Portfolio                                  0.75%              0.20%              0.95%/6//8/
INVESCO VIF - High Yield Portfolio                                         0.60%              0.27%              0.87%/6//9/
INVESCO VIF - Utilities Portfolio                                          0.60%              0.56%              1.16%/6//10/
INVESCO VIF - Small Company Growth Fund                                    0.75%              0.25%              1.00%

Van Eck Worldwide Insurance Trust
Worldwide Hard Assets Fund                                                 1.00%              0.11%              1.11%
Worldwide Real Estate Fund                                                 1.00%              0.25%              1.25%
Worldwide Emerging Markets Fund                                            1.00%              0.27%              1.27%
Worldwide Bond Fund                                                        1.00%              0.12%              1.12%

AIM Variable Insurance Funds, Inc.
AIM VI - Capital Appreciation                                              0.64%              0.09%              0.73%
AIM VI - Government Securities                                             0.50%              0.41%              0.91%

/1/ The preceding Portfolio expense information was provided to us by the Portfolios, and we have not independently verified such information. These Portfolio expenses are not direct charges against Division assets or reduction from Contract values; rather these Portfolio expenses are taken into consideration in computing each underlying Portfolio's net asset value, which the share price used to calculate the unit values of the Divisions. For a more complete description of the Portfolios' costs and expenses, see the prospectuses for the Portfolios.

/2/ Neuberger & Berman Advisers Management Trust (the "Trust") is divided into portfolios ("Portfolios"), each of which invests all of its net investable assets in a corresponding series ("Series") of Advisers Managers Trust. The figures reported under "Investment Management and Administration Fees" include the aggregate of the administration fees paid by the Portfolio and the management fees paid by its corresponding Series. Similarly, the "Other Expenses" includes all other expenses of the Portfolio and its corresponding series. See "Expenses" in the Trust's Prospectus. Expenses reflect expense reimbursement. NBMI has voluntarily

--------------------------------------------------------------------------------
FirstLine II                          38
undertaken to limit the Portfolios' compensation of NBMI and excluding taxes, interest, extraordinary expense, brokerage commissions and transaction costs, that exceed 1% of the Portfolios' average daily net asset value. These expense reimbursement policies are subject to termination upon 60 days written notice to the Portfolios.

/3/ The Alger American Leverage AllCap Portfolio's "Other Expenses" includes 0.03% of interest expense.

/4/ A portion of the brokerage commissions the Portfolio paid was used to reduce its expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent regarding expenses. Including these reductions, the total operating expenses presented in the table would have been 0.67% for Growth Portfolio, 0.92% for Overseas Portfolio, and 0.73% for Asset Manager Portfolio.

/5/ FMR agreed to reimburse a portion of Index 500 Portfolio's expenses during the period. Without this reimbursement, the funds' management fee, other expenses and total expenses would have been 0.28%, 0.15% and 0.43% respectively for Index 500 Portfolio on an annualized basis.

/6/ The Portfolios' custodian fees were reduced under an expense offset arrangement. In addition, certain expenses of the Portfolio's are being absorbed voluntarily by INVESCO Funds Group, Inc. ("IFG"). The above ratios reflect total expenses, less expenses absorbed by IFG, prior to any expense offset.

/7/ Various expenses of the Portfolio were voluntarily absorbed by IFG for the years ended December 31, 1996 and 1995 and the period ended December 31, 1994. If such expenses had not been voluntarily absorbed, ratio expenses to average net assets would have been 1.30%, 2.51% and 16.44%, respectively, and ratio of net investment income to average net assets would have been 3.08%, 2.41% and (11.72%), respectively.

/8/ Various expenses of the Portfolio were voluntarily absorbed by IFG for the years ended December 31, 1996 and 1995 and the period ended December 31, 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.19%, 2.31% and 32.55%, respectively, and ratio of net investment income to average net assets would have been 2.63%, 2.22% and (30.07%), respectively.

/9/ Various expenses of the Portfolio were voluntarily absorbed by IFG for the years ended December 31, 1996 and 1995 and the period ended December 31, 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.32%, 2.71% and 30.38% respectively, and ratio of net investment income to average net assets would have been 8.74%, 7.05% and (26.92%), respectively.

/10/ Various expenses of the Portfolio were voluntarily absorbed by IFG for the years ended December 31, 1996 and 1995. If such expenses had not been voluntarily absorbed, ratio expenses to average net assets would have been 5.36%, and 57.13%, respectively, and ratio of net investment income to average net assets would have been (1.28%), and (52.86), respectively.



--------------------------------------------------------------------------------
FirstLine II                         39

Group or Sponsored Arrangements or
Corporate Purchasers

This Policy is available for purchase by individuals, corporations or other institutions. For group or sponsored arrangements (including home office employees of Security Life) and for corporate purchases or special exchange programs which Security Life may offer from time to time, we may reduce or eliminate the Surrender Charge, the length of time a Surrender Charge applies, the administrative charge, the minimum Stated Death Benefit, the maximum Target Death Benefit, the Minimum Annual Premium, the Target Premium, the sales charges, cost of insurance charges, or other charges normally assessed to reflect the expected economies resulting from a group or sponsored arrangement or a corporate purchaser. We also may allow Partial Withdrawals to be taken without a Surrender Charge. Group arrangements include those in which a trustee, an employer, or an association either purchases Policies covering a group of individuals on a group basis or endorses the Policy to a group of individuals. Sponsored arrangements include those in which an employer or association allows us to offer Policies to its employees or members on an individual basis.

Our costs for sales, administration and mortality generally vary with the size and stability of the group, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements. We will make any reductions according to our rules in effect when an application form for a Policy is approved. We may change these rules from time to time. Any variation in the Surrender Charge, administrative charge or other charges, fees and privileges will reflect differences in costs or services and will not be unfairly discriminatory.

Other Charges

Under current law we pay no tax on investment income and capital gains reflected in variable life insurance policy reserves (except to the extent the Federal deferred acquisition cost may be considered such a tax). Consequently, no charge is currently being made to any Division of our Variable Account for our Federal income taxes. We reserve the right, however, to make such a charge in the future if the tax law changes and we incur Federal income tax which is attributable to the Variable Account.

We must pay state and local taxes (in addition to applicable taxes based on premiums) in several states. At the present time, these taxes are not substantial. However, if these taxes increase, we reserve the right to charge for such taxes when they are attributable to our Variable Account.


TAX CONSIDERATIONS

The following discussion provides a general description of the Federal income tax consequences of the Policy, based on our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the IRS. This discussion is general in nature, and should not be considered tax advice. Further, it is not intended to present an exhaustive survey of all the tax issues that might arise under the Policy. Because of the complexity of the laws and the fact that tax results will vary according to the particular circumstances of the Owner, a legal or tax adviser should be consulted prior to purchasing the Policy.

Life Insurance Definition

Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") sets forth the definition of a life insurance contract for Federal tax purposes. The entire death benefit of a life insurance contract is excludable from gross income of the beneficiary under Section 101(a)(l) of the Code. However, there are exceptions to this general rule such as transfers for value and distributions from a policy owned by a qualified plan. The Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing
Section 7702. While proposed regulations and other interim guidance has been issued, final regulations have not been adopted. In short, guidance as to how
Section 7702 is to be adopted is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not qualify for the favorable tax treatment normally provided to a life insurance policy.

Section 7702 provides that if one of two alternate tests are met, a Policy will be treated as a life insurance policy for Federal income tax purposes. These tests are referred to as the "Cash Value Accumulation Test" and the "Guideline Premium/Cash Value Corridor Test."

Under the Cash Value Accumulation Test, there is no limit to the amount that may be paid in premiums as long as there is enough death benefit in relation to Account Value at all times. The death benefit at all times must be at least equal to an actuarially determined factor, depending on the Insured's Age, sex, and Premium Class at any point in time, multiplied by the Account Value. See Appendix A, page 64, for a table of the Cash Value Accumulation Test factors.


The Guideline Premium/Cash Value Corridor Test provides for a maximum premium in relation to the Death Benefit, and a minimum "corridor" of death benefit in relation to Account

--------------------------------------------------------------------------------
FirstLine II                          40

Value. In most situations, the death benefit that results from the Guideline Premium/Cash Value Corridor Test will ultimately be less than the amount of death benefit required under the Cash Value Accumulation Test. See Appendix B, page 72, for a table of the Guideline Premium/Cash Value Corridor Test factors.

This Policy allows the Owner to choose, at the time of application, which of these tests will apply to the Policy. A choice of tests is irrevocable. Regardless of which test is chosen, we will at all times assure that the Policy meets the statutory definition which qualifies the Policy as life insurance for Federal income tax purposes. In addition, as long as the Policy remains in force, increases in Account Value as a result of interest or investment experience will not be subject to Federal income tax unless and until there is a distribution from the Policy, such as a Partial Withdrawal or loan.

The favorable tax treatment of Section 101(a) will not apply to benefits paid at maturity of the Policy (age 100). See Benefits at Maturity page 25. The IRS has not given an official opinion on policies that continue coverage past age 100. There are no clear guidelines on how to keep these benefits within the definition of life insurance. However, we believe our approach is appropriate and in keeping with the spirit of the current law. See Continuation of Coverage, page 25. Also, any interest payment accrued on Death Proceeds paid either as a lump sum or other than in one lump sum may be subject to tax. See Settlement Provisions, page 48.

The Federal government has in the past and may in the future consider new legislation or regulations that, if enacted, could change the Federal income tax treatment of life insurance policy income, exchanges, transfers, or death benefits. Any such change could have a retroactive effect. Such concerns should be addressed by a legal or tax adviser.

Diversification Requirements

In addition to meeting the tests required under Section 7702, Section 817(h) of the Code requires that the investments of separate accounts such as the Variable Account be adequately diversified. Regulations issued by the Secretary of the Treasury set the standards for measuring the adequacy of this diversification. To be adequately diversified, each Division of the Variable Account must meet certain tests. A variable life policy that is not adequately diversified under these regulations would not be treated as life insurance under Section 7702 of the Code. If this were to occur, the Owner would be subject to Federal income tax on the income under the Policy as it is earned. The Portfolios in which the Variable Account invests have provided certain assurances that they will meet the applicable diversification standards.

In certain circumstances, Owners of variable life insurance contracts may be considered the Owners, for Federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable contract Owner's gross income. The IRS has stated in published rulings that a variable contract Owner will be considered the Owner of separate account assets if the contract Owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury also announced, in connection with the issuance of temporary regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policy owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as Owners of the underlying assets."

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that Policy Owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating premium payments and Policy values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Variable Account. In addition, Security Life does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury has stated it expects to issue. Security Life therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Variable Account or to otherwise qualify the Policy for favorable tax treatment.

Modified Endowment Contracts

Code Section 7702A establishes a class of life insurance contracts designated as "Modified Endowment Contracts", which applies to Policies entered into or materially changed after June 20, 1988.

Due to the Policy's flexibility, classification as a Modified Endowment Contract will depend on the individual circumstances of each Policy. In general, a Policy will be a Modified Endowment Contract if the accumulated premiums paid at any time during the first seven Policy years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven, level annual premiums. The determination of whether a Policy will be a

--------------------------------------------------------------------------------
FirstLine II                          41

Modified Endowment Contract after a material change generally depends upon the relationship of the death benefit and the Account Value at the time of such change and the additional premiums paid in the seven years following the material change.

The rules relating to whether a Policy will be treated as a Modified Endowment Contract are extremely complex and cannot be fully described in the limited confines of this summary. Therefore, a current or prospective Owner should consult with a competent adviser to determine whether a policy transaction will cause the Policy to be treated as a Modified Endowment Contract. To the extent possible, to keep the Policy from being treated as a "modified endowment contract" for Federal tax purposes, the provisions of the Policy shall be interpreted to prevent the Policy from being subject to such treatment. We reserve the right to amend the Policy to reflect any clarifications that may be needed or are appropriate, including any rider, to achieve this objective. Security Life will, however, monitor Policies and will attempt to notify an Owner on a timely basis if the Owner's Policy becomes a Modified Endowment Contract.

Tax Treatment of Premiums

No tax deduction is allowed for premiums paid on any life insurance policy covering the life of any officer or employee, or of any person financially interested in any business carried on by the taxpayer, when the taxpayer is a beneficiary (directly or indirectly) under such policy.

Consult your tax adviser for advice on the availability of deductions.

Loans, Lapses, Surrenders and
Withdrawals

If the Policy Is Not a Modified Endowment
Contract

If a Policy is not a Modified Endowment Contract, as long as it remains in force, a loan under the Policy will be treated as indebtedness and no part of the loan will be subject to current Federal income tax. Interest paid (or accrued by an accrual basis taxpayer) on the loan may or may not be tax deductible. Consult your tax adviser for advice on the availability of deductions.

Any time a Policy is surrendered or lapses, the excess, if any, of the Cash Surrender Value over the Owner's "investment in the Policy" will be subject to Federal income tax as ordinary income. "Investment in the Policy" means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus
(ii) the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by a Policy that is a Modified Endowment Contract to the extent that such amount is included in the gross income of the Owner. It is important to note that for this calculation, if the Policy terminates while a Policy Loan is outstanding, the total amount of the loan and accrued loan interest will be treated as a distribution and could be subject to tax under the above rules. As a result, in certain circumstances this may result in taxable income to the Owner even though the Policy has no Net Cash Surrender Value.

Proceeds received on a Partial Withdrawal may or may not be taxable depending on the Owner's particular circumstances. During the first 15 Policy years, the proceeds from a Partial Withdrawal could be subject to Federal income tax to the extent the Cash Surrender Value exceeds investment in the Policy. The portion subject to tax will depend upon the ratio of the death benefit to Account Value under the Policy and the Age of the Insured at the time of the withdrawal. After the first 15 Policy years, the proceeds from a Partial Withdrawal will not be subject to Federal income tax except to the extent such proceeds exceed investment in the Policy.

If the Policy Is a Modified Endowment Contract

If a Policy is a Modified Endowment Contract, any pre-death distribution from the Policy will be taxed on an "income-first" basis, similar to the treatment of annuities for individuals. Distributions for this purpose include a surrender, Partial Withdrawal or Policy Loan, including any increase in a loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan. Any such distributions will be considered taxable income to the Owner to the extent the Account Value exceeds investment in the Policy immediately before the distribution. All Modified Endowment Contracts that are issued by Security Life (and its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includable in the gross income under Code section 72(c).

A 10% penalty tax will also apply to the taxable portion of a distribution from a Modified Endowment Contract, unless an exception applies. The penalty tax will not apply to distributions (i) when the taxpayer is at least 59 1/2 years of age, (ii) in the case of a disability (as defined in the Code) or (iii) received as part of a series of substantially equal periodic payments, made at least annually for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. Since these exclusions do not apply to corporations or other business entities, the 10% penalty tax would always apply to these types of Owners. If the Policy is surrendered, the excess, if any, of the Cash Surrender Value over investment in the Policy will be subject to Federal income tax and, unless one of the above exceptions applies, the 10% penalty tax.

If a Policy was not originally a Modified Endowment

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

Contract but later becomes one, distributions that occur during the Policy year it becomes a Modified Endowment Contract and any subsequent Policy year will be taxed as described in the two preceding paragraphs. In addition, any distributions from the Policy made within two years before it becomes a Modified Endowment Contract will be treated as having been made in anticipation of the change and will be subject to tax in this manner. This means that a distribution made from a Policy that is not a modified endowment could later become taxable as a distribution from a Modified Endowment Contract. The Treasury has been authorized to prescribe rules which would address this issue.

Alternative Minimum Tax

For purposes of the alternative minimum tax adjusted current earnings adjustment, special rules apply with respect to life insurance contracts. Under these rules, death benefit proceeds are taken into account, increases in cash value attributable to investment performance are taken into account currently and the distribution tax rules apply in a modified form.

Section 1035 Exchanges

Section 1035 of the Internal Revenue Code generally provides that no gain or loss shall be recognized on the exchange of one life insurance policy for another life insurance policy or for an endowment or annuity contract. We accept 1035 exchanges with outstanding loans. Special rules and procedures apply to
Section 1035 transactions. Prospective owners wishing to take advantage of
Section 1035 should consult their tax adviser.

Tax-exempt Policy Owners

Special rules may apply in the case of a Policy owned by a tax-exempt entity. Accordingly, tax-exempt entities should consult with a tax adviser regarding the consequences of purchasing and owning a Policy, including the effect, if any, on the tax-exempt status of the entity and the application of the unrelated business income tax.

Changes to Comply with Law

To assure that the Policy continues to qualify as life insurance under the Code, we reserve the right to decline to accept all or part of any premium payments, to decline to change death benefits, or to decline to make Partial Withdrawals that would cause the Policy to fail to qualify. We also may make changes in the Policy or its Riders, require additional premium payments, or make distributions from the Policy to the extent we deem necessary to qualify the Policy as life insurance for tax purposes. Any such change will apply uniformly to all policies that are affected. The Policy Owner will be given advance notice of such changes.

The tax law limits the allowable charges for mortality costs and other expenses that may be used in making calculations to determine whether a Policy qualifies as life insurance for Federal income tax purposes. These calculations must be based upon reasonable mortality charges and other charges reasonably expected to be paid. The Treasury has issued proposed regulations on the reasonableness standards for mortality charges. Security Life believes that the charges used for this purpose in the Policy should meet the current requirement for reasonableness. Security Life reserves the right to make modifications to the mortality charges if future regulations contain standards which make modification necessary in order to continue qualification of the Policy as life insurance for Federal income tax purposes.

In addition, assuming that the Policy is not intended by the Owner to be or become a Modified Endowment Contract, we will include an endorsement to the Policy whereby we reserve the right to amend the Policy, including any Rider, to assure that the Policy continues to comply with the seven-pay test for Federal income tax purposes. If at any time the premium paid under the Policy exceeds the seven-pay limit, we reserve the right to remove such excess premium or make any appropriate adjustments to the Policy's Account Value and death benefits. Any death benefit increase will cause an increase in the cost of insurance charges.

Other

The Policies may be used in various arrangements, including qualified plans, non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the Owner is contemplating the use of the Policies in any arrangement the value of which depends in part on its tax consequences, the Owner should be sure to consult a qualified tax adviser regarding the tax attributes of the particular arrangement.

We are required to withhold income taxes from any portion of the amounts received by individuals in a taxable transaction, unless an election is made in writing not to have withholding apply. If the election not to have withholding is made, or if the amount withheld is insufficient, income taxes, and possibly penalties, may have to be paid later.

Federal estate and gift taxes and state and local inheritance, estate, and other tax consequences of ownership or receipt of Policy benefits depend on the particular jurisdiction and the circumstances of each Owner and Beneficiary.

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

Qualified Legal or Tax Advisers Should Be Consulted for Complete Information on Federal, State, Local, and Other Tax Considerations.


ADDITIONAL INFORMATION ABOUT THE POLICY

Voting Privileges

We invest the assets in the Divisions of the Variable Account in shares of the corresponding Portfolios. See Investment Objectives of the Portfolios, page 15. Security Life is the legal owner of the shares held in the Variable Account and, as such, has the right to vote on certain matters. Among other things, we may vote on any matters described in the Fund's current prospectus or requiring a vote by shareholders under the Investment Company Act of 1940.

Even though we own the shares, to the extent required by the interpretations of the SEC, we give Owners the opportunity to tell us how to vote the number of shares that are attributable to their Policy. We will vote those shares at meetings of Portfolio shareholders according to their instructions. We also will vote any Portfolio shares that are not attributable to the Policies and shares for which instructions from Owners were not received, in the same proportion that Owners vote. If the Federal securities laws or regulations or interpretations of them change so that we are permitted to vote shares of a Portfolio in our own right or to restrict Owner voting, we reserve the right to do so.

Owners may participate in voting only on matters affecting the Portfolios in which the Owner's assets have been invested. We determine the number of Portfolio shares in each Division that are attributable to the Policy by dividing the amount in the Account Value allocated to that Division by the net asset value of one share of the corresponding Portfolio. The number of shares as to which instructions may be given will be determined as of the record date set by the Portfolio's Board for the Portfolio's shareholders meeting. We count fractional shares. Owners having a voting interest will be sent proxy material and a form for giving us voting instructions.

All Portfolio shares are entitled to one vote. The votes of all Portfolios are cast together on an aggregate basis, except on matters where the interests of the Portfolios differ. In such cases, voting is on a portfolio-by-portfolio basis. In these cases, the approval of the shareholders in one Portfolio is not needed in order to make a decision in another Portfolio. Examples of matters that would require a portfolio-by- portfolio vote are changes in the fundamental investment policy of a particular Portfolio or approval of an investment advisory agreement. Shareholders in a Portfolio not affected by a particular matter generally would not be entitled to vote on it.

The Boards of the Portfolios and Security Life and any other insurance companies participating in the Portfolios are required to monitor events to identify any material conflicts that may arise from the use of the Portfolios for variable life and variable annuity separate accounts. Conflict might arise as a result of changes in state insurance law or Federal income tax law, changes in investment management of any Portfolio, or differences in voting instructions given by owners of variable life insurance policies and variable annuity contracts. Shares of these Portfolios may also be sold to certain qualified pension and retirement plans qualifying under Section 401 of the Code that include cash or deferred arrangements under Section 401(k) of the Code. As a result, there is a possibility that a material conflict may arise between the interests of owners generally or certain classes of owners, and such retirement plans or participants in such retirement plans. If there is a material conflict, we will have an obligation to determine what action should be taken including the removal of the affected Portfolios from eligibility for investment by the Variable Account. We will consider taking other action to protect Owners. However, there could be unavoidable delays or interruptions of operations of the Variable Account that we may be unable to remedy.

In certain cases, when required by state insurance regulatory authorities, we may disregard instructions relating to changes in the Portfolio's adviser or the investment policies of the Portfolios. In the event we do disregard voting instructions, we will include a summary of our actions and give our reasons in the next semi-annual report to Owners.

Under the Investment Company Act of 1940, certain actions affecting the Variable Account (such as some of those described under Right To Change Operations) may require Owner approval. In that case, Owners will be entitled to one vote for every $100 of value they have in the Divisions of the Variable Account. We will cast votes attributable to amounts in the Divisions of the Variable Account not attributable to Policies in the same proportions as votes cast by Owners.

Right to Change Operations

Subject to state limitations, the Company may from time to time, change the investment objective of, or make the following changes to, the Variable Account:

      (i) Make additional Divisions available. These Divisions will invest in Portfolios we find suitable for the Policy.

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

      (ii) Eliminate Divisions from the Variable Account, combine two or more Divisions, or substitute a new Portfolio for the Portfolio in which a Division invests. A substitution may become necessary if, in our judgment, a Portfolio no longer suits the purposes of the Policy. This may also happen due to a change in laws or regulations, or a change in a Portfolio's investment objectives or restrictions, or because the Portfolio is no longer available for investment, or for some other reason, such as a declining asset base.

      (iii) Transfer assets of the Variable Account, which we determine to be associated with the class of policies to which an Owner's Policy belongs, to another Variable Account.

      (iv)   Withdraw the Variable Account from registration under the 1940 Act.

      (v) Operate the Variable Account as a management investment company under the 1940 Act.

      (vi) Cause one or more Divisions to invest in a mutual fund other than or in addition to the Portfolios.

      (vii)  Discontinue the sale of Policies.

      (viii) Terminate any employer or plan trustee agreement with us pursuant to its terms.

      (ix)   Restrict or eliminate any voting rights as to the Variable Account.

      (x) Make any changes required by the 1940 Act or the rules or regulations thereunder.

No such change will be made until it becomes effective with the SEC, or without any necessary approval of the applicable state insurance departments. Owners will be notified of any changes. If Owners then wish to transfer the amount they have in that Division to another Division of the Variable Account or to the Guaranteed Interest Division, they may do so, without charge, by notifying us. At the same time, they may also change how their Net Premiums and deductions are allocated.

Reports to Owners

At the end of each Policy year we will send a report that shows the Total Policy Death Benefit (Base Death Benefit plus Adjustable Term Insurance Rider Death Benefit, if any), the Account Value, the Policy Loan plus accrued Loan Interest and Net Cash Surrender Value. We will also include information about the Divisions of the Variable Account. The report also shows any transactions involving the Account Value that occurred during the year such as deductions, and any loans or withdrawals in that year.

We also will send semi-annual reports with financial information on the Portfolios, including a list of the investments held by each Portfolio.

Confirmation notices will be sent during the year for certain Policy transactions.


OTHER GENERAL POLICY PROVISIONS

Free Look Period

Owners have the right to examine the Policy. If for any reason the Owner is not satisfied with the Policy when issued, the Policy may be returned to us or the Registered Representative within the time limit described below and it will be deemed void as of the Policy Date. A request to cancel this Policy must be postmarked no later than 10 days after it is received, or as otherwise specified by state law. If the Policy is canceled under this provision, we will refund an amount equal to the full amount of any premiums paid or as otherwise specified by state law. Insurance coverage ends when the request is sent.

The Policy

This Policy is a contract between the Owner and us. The Policy, including a copy of the original application and any applications for an increase, Riders, endorsements, Schedule pages, and any reinstatement applications make up the entire contract between us. A copy of any application as well as a new Schedule will be attached or furnished for attachment to the Policy at the time of any change in coverage. In the absence of fraud, all statements made in any application will be considered representations and are not warranties. No statement will be used to deny a claim unless it is in an application.

All changes or amendments to this Policy made by us must be signed by a president or an officer of the Company and by our secretary or assistant secretary. No other person is authorized to change the terms or conditions of this policy.

Age

This Policy is issued at the Age stated in the Schedule. This

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

is the Insured's Age nearest birthday, calculated as of the Policy Date. The Age of the Insured at any time is calculated by adding the number of completed Policy years to the Age shown in the Schedule.

Ownership

The original Owner is the person named in the application. The Owner can exercise all rights and receive the benefits during the Insured's lifetime. This includes the right to change the Owner, Beneficiaries, and methods for the payment of proceeds. All rights of the Owner are subject to the rights of any assignee and any irrevocable Beneficiary.

An Owner may name a new Owner by giving us written notice. The effective date of the change to the new Owner will be the date the Owner signs the notice. The change will not affect any payment made or action taken by us before recording the change at our Customer Service Center. A change in ownership may cause recognition of taxable income on gain, if any, to the old Owner.

Beneficiary

The Owner names the Beneficiary when applying for the Policy. The primary Beneficiary surviving the Insured will receive any Death Proceeds which become payable. Surviving contingent Beneficiaries are paid Death Proceeds only if no primary Beneficiary has survived the Insured. If more than one Beneficiary survives the Insured, they will share the Death Proceeds equally, unless the designation provides otherwise. If there is no designated Beneficiary surviving, the Owner or Owner's estate will be paid the Death Proceeds.

The Beneficiary designation will be on file with us or at a location designated by us. The Owner may name a new Beneficiary during the Insured's lifetime. We will pay the proceeds to the most recent Beneficiary designation on file. We will not be subject to multiple payments.

Collateral Assignment

The Owner may assign this Policy as collateral security by sending written notice to us. Once it is recorded with us, the rights of the Owner and the Beneficiary are subject to the assignment, unless the Beneficiary was designated as an irrevocable Beneficiary prior to the assignment. It is the Owner's responsibility to make sure the assignment is valid.

Incontestability

We can challenge the validity of the insurance Policy if it appears that there have been material misstatements in the application. However, there are limits as to how and when we can challenge the Policy.

 .     We will not contest the statements in the application attached at issue after the Policy has been in effect, during the Insured's lifetime, for two years from the Policy Date or the date specified by state law.

 .     We will not contest the statements in the application for any reinstatement after the reinstatement has been in effect, during the Insured's lifetime, for two years from the effective date of such reinstatement.

 .     We will not contest the statements in the application for any coverage change that creates a new Segment or increases any benefit with respect to the Insured (such as an increase in Stated Death Benefit) after the change has been in effect, during the Insured's lifetime, for two years from the effective date of the new Segment or increase.

We have the right to rescind this policy if we issued or reinstated the Policy based on a statement in an application, including a reinstatement application, that was false or misleading.

Misstatements of Age or Sex

If the Age or sex of the Insured has been misstated, the death benefit will be adjusted. The death benefit will be adjusted to the amount which would have been purchased for the Insured's correct Age and sex based on the cost of insurance charges which were deducted from the Account Value on the last Monthly Processing Date prior to the Insured's death or as otherwise required by state law. If unisex cost of insurance rates apply, we will not make an adjustment for a misstatement of sex.

Suicide

If the Insured commits suicide within two years of the Policy Date or date of reinstatement, the death benefit will be limited to the total of all premiums that have been paid to the time of death minus the amount of outstanding Policy Loans and accrued loan interest and minus any Partial Withdrawals, unless otherwise required by law. If the Insured has been changed and the new Insured dies by suicide within two years of the change date, the death benefit will be limited to the Net Cash Surrender Value as of the exchange date, plus the premiums paid since that date, less the sum of any increases in Policy Loan, accrued loan interest and any Partial Withdrawals since the change date. If the Insured commits suicide, while sane or insane, within two years of the effective date of a new Segment or of an increase in any other benefit,

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


we will make a limited payment to the beneficiary for the new Segment or other increase. The payment will equal the cost of insurance and any applicable monthly expense charges deducted for such increase.

Payment

We will pay the Death Proceeds, Net Cash Surrender Value upon surrender, Partial Withdrawals, and loan proceeds within seven days after we receive the information required to process the payment. We also will execute a transfer among Divisions of the Variable Account as of the Valuation Date on or next following receipt of the request at our Customer Service Center. Transfers from the Guaranteed Interest Division to the Divisions of the Variable Account will be made only within the time periods indicated in this prospectus.
See Transfers of Account Values, page 27.

We may, however, postpone the processing of any such transactions at any of the following times:

 .     When the NYSE is closed for trading;

 .     When trading on the NYSE is restricted by the SEC;

 .     When an emergency exists such that it is not reasonably practical to dispose of securities in the applicable Division of the Variable Account or to determine the value of its assets; or

 .     When a governmental body having jurisdiction over the Variable Account permits such suspension by order.

Rules and regulations of the SEC, if any, are applicable and will govern the determination as to whether the above conditions exist.

Death Proceeds are determined as of the date of death of the Insured. The Death Proceeds will not be affected by changes in the values of the Divisions of the Variable Account subsequent to the date of death of the Insured. We will pay interest at the rate declared by us or at any higher rate required by law from the date of death of the Insured to the date of payment.

Death Proceeds are not subject to deferment. However, we may defer for up to six months payment of any surrender proceeds, withdrawal amounts, or loan amounts from our Guaranteed Interest Division, unless otherwise required by law. We will pay interest at the rate declared by us or at any higher rate required by law from the date we receive the request if we delay payment more than 30 days.

Notification and Claims Procedures

We must receive in writing any election, designation, change, assignment, or request made by the Owner. It must be on a form acceptable to us. We are not liable for any action we take before we receive and record the written notice. We may require that the Policy be returned for any Policy change or upon its surrender.

In the event of an Insured's death while the Policy is in force please let us or the Registered Representative know as soon as possible. Claim procedure instructions will be sent immediately. As due proof of death, we may require proof of Age and a certified copy of a death certificate. We may also require the Beneficiary and the Insured's next of kin to sign authorization forms as part of this process. These authorization forms allow us to obtain information about the Insured, including but not limited to, medical records of physicians and hospitals used by the Insured.

Telephone Privileges

If telephone privileges have been elected in a form required by us, transfers, changes in Dollar Cost Averaging and Automatic Rebalancing, or requests for Partial Withdrawals or a Policy Loan may be made by telephoning our Customer Service Center.

Our Customer Service Center will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions, and/or tape recording of telephone instructions. A request for telephone privileges authorizes us to record telephone calls. If reasonable procedures are not used in confirming instructions, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to discontinue this privilege at any time.

Non-participating

The Policy does not participate in Security Life's surplus earnings.

Distribution of the Policies

The principal underwriter (distributor) for the policies is ING America Equities, a wholly owned subsidiary of Security Life. ING America Equities is registered as a broker-dealer with the SEC and is a member of the NASD. We pay ING America Equities for acting as the principal underwriter under a Distribution Agreement.

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

We sell our Policies through Registered Representatives of other broker-dealers, including VESTAX Securities Corporation, a subsidiary of ING America Insurance Holdings, Inc., and Locust Street Securities, Inc., an affiliate of Security Life of Denver Insurance Company, which have entered into selling agreements with us. These Registered Representatives are also licensed by state insurance officials to sell our variable life policies. Each of the broker-dealers with which we enter into selling agreements are registered with the SEC and are members of the NASD.

Under these selling agreements, we pay a distribution allowance to the other broker-dealers, which in turn pay commissions to the Registered Representative who sells this Policy. During the first Policy year, the distribution allowance may equal an amount up to 95% of the first Target Premium paid and 4% of premiums paid in excess of the first Target Premium. For Policy years two through ten, the distribution allowance may equal an amount up to 4% of premiums paid in excess of the first Target Premium, and for subsequent Policy years 2% of premiums paid. Broker-dealers may also receive annual renewal compensation of up to 0.10% of the Net Account Value beginning in the tenth Policy year or after the Owner pays more than the guideline single premium determined in accordance with the Federal income tax law definition of life insurance, whichever is earlier. Compensation arrangements may vary among broker-dealers and depend on particular circumstances. In addition, we also may pay override payments, expense allowances, bonuses, special marketing fees, wholesaler fees, and training allowances. Registered Representatives who meet specified production levels may qualify, under our sales incentive programs, to receive non-cash compensation such as expense-paid trips, expense-paid educational seminars and merchandise.

We pay the distribution allowance from our own resources (including any sales charges deducted from premiums and Surrender Charges we might collect).

Settlement Provisions

During the Insured's lifetime, the Owner may elect that the Beneficiary receive the Death Proceeds other than in one sum. If an election has not been made, the Beneficiary may do so within 60 days after the Insured's death. The Owner may take the Net Cash Surrender Value other than in one sum.

Payments under these options are not affected by the investment experience of any Division of our Variable Account. Instead, interest accrues pursuant to the options chosen. Payment options will be subject to our rules at the time of selection. Currently, these alternate payment options are available only if the proceeds applied are $2000 or more and any periodic payment will be at least $20.

The following payment options are available:

Option I:    Payouts for a Designated Period: Payouts will be
             made in 1, 2, 4 or 12 installments per year as elected for a designated period, which may be 5 to 30 years. The installment dollar amounts will be equal except for any excess interest. The amount of the first monthly payout for each $1,000 of Account Value applied is shown in Settlement
             Option Table I in the Policy.

Option II:   Life Income with Payouts Guaranteed for a
             Designated Period: Payouts will be made in 1, 2,
             4 or 12 installments per year throughout the payee's lifetime, or if longer, for a period of 5, 10, 15, or 20 years as elected. The installment dollar amounts will be equal except for any excess interest. The amount of the first monthly payout for each $1,000 of Account Value applied is shown in Settlement Option Table II in the Policy.
             This option is available only for ages shown in this Table.

Option III:  Hold at Interest: Amounts may be left on deposit with us to be paid upon the death of the payee or at any earlier date elected. Interest on any unpaid balance will be at the rate declared by us or at any higher rate required by law. Interest may be accumulated or paid in 1, 2, 4 or 12 installments per year, as elected. Money may not be left on deposit for more than 30 years.

Option IV:   Payouts of a Designated Amount: Payouts will be made until proceeds, together with interest, which will be at the rate declared by us or at any higher rate required by law, are exhausted. Payouts will be made in 1, 2, 4, or 12 equal installments per year, as elected.

Option V:    Other: The Owner may ask us to apply the money
             under any option that we make available at the time the benefit is paid.


The Beneficiary or other person who is entitled to receive payment may name a successor to receive any amount that we would otherwise pay to that person's estate if that person died. The person who is entitled to receive payment may change the successor at any time.

We must approve any arrangements that involve a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary. Also, the details of all arrangements will be subject to our rules at the time the arrangements take effect. This includes rules on the minimum amount we will pay under an option, minimum

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

amounts for installment payments, withdrawal or commutation rights (the right to receive payments over time, for which we may offer a lump sum payment), the naming of people who are entitled to receive payment and their successors, and the ways of proving Age and survival.

ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT VALUES AND SURRENDER VALUES, AND ACCUMULATED PREMIUMS


The following tables illustrate how the key financial elements of the Policy work, specifically, how the death benefits, Account Values and Cash Surrender Values could vary over an extended period of time. In addition, each table compares these values with premiums paid accumulated with interest. The Policies illustrated include the following:

                                                                    Definition
                                                          Death      of Life       Stated                     Target
                                        Smoker           Benefit    Insurance      Death                      Death
      Sex               Age             Status           Option        Test        Benefit       Premium      Benefit           Page
      ---               ---             ------           ------        ----        -------       -------      -------           ----


     Male               45            Nonsmoker             1          CVAT        200,000       $3,750       200,000            51
                                      Preferred

     Male               45            Nonsmoker             1          CVAT        100,000       $3,750       200,000            53
                                      Preferred

     Male               45            Nonsmoker             1           GP         200,000       $3,750       200,000            55
                                      Preferred

The tables show how death benefits, Account Values and Cash Surrender Values of a hypothetical Policy could vary over an extended period of time if the Divisions of the Variable Account had constant hypothetical gross annual investment returns of 0%, 6% or 12% over the periods indicated in each table. The values will differ from those shown in the tables if the annual investment returns are not absolutely constant. That is, the death benefits, Account Values and Cash Surrender Values will be different if the returns averaged 0%, 6% or 12% over a period of years but went above or below those figures in individual Policy years. These illustrations assume that no Policy Loan has been taken. The amounts shown would differ if female or unisex rates were used.

The third column of each table shows what would happen if an amount equal to the premiums were invested to earn interest, after taxes, of 5% compounded annually. All premium payments are illustrated as if they were made at the beginning of the year.

The amounts shown for death benefits, Account Values and Cash Surrender Values sections reflect the fact that the net investment return on the Policy is lower than the gross investment return on the Divisions of the Variable Account. This results from the charges levied against the Divisions of the Variable Account (i.e., the mortality and expense risk charge) as well as the premium loads, administrative charges and Surrender Charges. The difference between the Account Value and the Cash Surrender Value in the first 14 years is the Surrender Charge.

The tables illustrate cost of insurance and expense charges at both our current rates (which are described under Monthly Deductions from the Account Value, page 33) and at the maximum rates we guarantee in the Policies. The amounts shown at the end of each Policy year reflect a daily charge against the Variable Account Divisions. This charge includes the charge against the Variable Account for mortality and expense risks and the effect on each Division's investment experience of the charge to Portfolio assets for investment management and direct expenses. The mortality and expense risk fee is 0.75% annually on a guaranteed basis; illustrations showing current rates reflect a persistency refund equivalent to 0.6% of the Account Value annually beginning after the 10th Policy anniversary.

The tables also reflect a daily investment advisory fee equivalent to an annual rate of .7178% of the aggregate average daily net assets of the Portfolios. This hypothetical rate is representative of the average maximum investment advisory fee applicable to the

--------------------------------------------------------------------------------
FirstLine II                          49

Divisions of the Variable Account. Other expenses of the Portfolios are assumed at the rate of .1735% of the average daily net assets of the Portfolio, which is an average of all the Portfolios' other expenses, including interest expenses. This amounts to .8913% of the average daily net assets of an investment division including the investment advisory fee. Actual fees vary by Portfolio and may be subject to agreements by the sponsor to waive or otherwise reimburse each investment Division for operating expenses which exceed certain limits. There can be no assurance that the expense reimbursement arrangements will continue in the future, and any unreimbursed expenses would be reflected in the values included on the tables.

The effect of these investment management, direct expenses and mortality and expense risk charges on a 0% gross rate of return would result in a net rate of return of (1.63)%, on 6% it would be 4.32%, and on 12% it would be 10.28%.

The tables assume the deduction of charges including administrative and sales charges. The tables reflect the fact that we do not currently make any charge against the Variable Account for state or Federal taxes. If such a charge is made in the future, it will take a higher gross rate of return than the rates shown to produce death benefits, Account Values, and Cash Surrender Values shown.

We will furnish, upon request, a comparable illustration based on the Age and sex of the proposed Insured, standard Premium Class assumptions and an initial Stated Death Benefit, death benefit option and Scheduled Premiums chosen and consistent with the Policy form. If the Owner purchases a Policy, we will deliver an individualized illustration reflecting the Scheduled Premium chosen and the Insured's actual risk class. After issuance we will provide upon request an illustration of future Policy benefits based on both guaranteed and current cost factor assumptions and actual Account Value.

--------------------------------------------------------------------------------
FirstLine II                          50

PROSPECT: INSURED'S NAME
MALE 45 NON-SMOKER                                                 PRESENTED BY:

                                 SECURITY LIFE
                     FIRSTLINE II VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT:  $200000                      DEATH BENEFIT OPTION 1
                                                    ANNUAL PREMIUM:  $3750.00
                                                    CASH VALUE ACCUMULATION TEST
                                 SUMMARY PAGE

                          ASSUMING GUARANTEED CHARGES
               Assuming Hypothetical Gross Investment Return of:

                                             -----------0.00%--------          ---------12.00%---------
                           PREMIUM                      CASH                              CASH
                         ACCUMULATED       ACCOUNT      SURR      DEATH      ACCOUNT      SURR      DEATH
  YEAR     PREMIUMS         AT 5%           VALUE      VALUE     BENEFIT      VALUE      VALUE     BENEFIT
   1         3750             3938           2358        871     200000        2707       1220     200000
   2         3750             8072           4617       2942     200000        5630       3955     200000
   3         3750            12413           6774       4911     200000        8789       6927     200000
   4         3750            16971           8947       6897     200000       12336      10286     200000
   5         3750            21757          11009       8809     200000       16177      13977     200000
   6         3750            26783          12958      10758     200000       20346      18146     200000
   7         3750            32059          14780      12580     200000       24864      22664     200000
   8         3750            37600          16465      14540     200000       29764      27839     200000
   9         3750            43417          18002      16352     200000       35079      33429     200000
   10        3750            49525          19376      18001     200000       40848      39473     200000
   15        3750            84966          24218      24218     200000       80997      80997     200000
   20        3750           130197          23135      23135     200000       147144     147144    254853
   25        3750           187925          11681      11681     200000       247489     247489    383608
   30        3750           261603            -          -       200000       394901     394901    555230

 AGE 65      3750           140645          21848      21848     200000       164143     164143    277730
                                            -----------6.00%----------
                           PREMIUM                     CASH
                         ACCUMULATED        ACCOUNT    SURR      DEATH
  YEAR     PREMIUMS         AT 5%            VALUE     VALUE    BENEFIT
   1         3750             3938            2532      1045     200000
   2         3750             8072            5113      3438     200000
   3         3750            12413            7739      5877     200000
   4         3750            16971           10536      8486     200000
   5         3750            21757           13381     11181     200000
   6         3750            26783           16273     14073     200000
   7         3750            32059           19202     17002     200000
   8         3750            37600           22160     20235     200000
   9         3750            43417           25136     23486     200000
   10        3750            49525           28119     26744     200000
   15        3750            84966           44236     44236     200000
   20        3750           130197           60328     60328     200000
   25        3750           187925           74264     74264     200000
   30        3750           261603           82222     82222     200000

 AGE 65      3750           140645           63357     63657     200000

THE EXPENSE CHARGES AND COST OF INSURANCE RATES WILL NEVER BE GREATER THAN THOSE WHICH WERE USED TO CALCULATE THE ABOVE VALUES.

THE HYPOTHETICAL GROSS RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO THE DIVISIONS OF THE VARIABLE ACCOUNT AND THE GUARANTEED INTEREST DIVISION AND THE INVESTMENT EXPERIENCE OF THE DIVISIONS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL GROSS INVESTMENT RETURNS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0.00%, 12.00% AND 6.00% OVER A PERIOD OF YEARS BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF PREMIUMS WERE PAID IN A DIFFERENT FREQUENCY THAN SHOWN. THE ABOVE VALUES ASSUME NO LOANS OR WITHDRAWALS ARE TAKEN.

--------------------------------------------------------------------------------
FirstLine II                          51

PROSPECT: INSURED'S NAME:
MALE 45 NON-SMOKER                                                 PRESENTED BY:

                                 SECURITY LIFE
                     FIRSTLINE II VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT:  $200000                      DEATH BENEFIT OPTION 1
                                                    ANNUAL PREMIUM:  $3750.00
                                                    CASH VALUE ACCUMULATION TEST

                                 SUMMARY PAGE

                           ASSUMING CURRENT CHARGES
               Assuming Hypothetical Gross Investment Return of:

                                                  --------0.00%------           ---------12.00%---------
                             PREMIUM                      CASH                             CASH
                           ACCUMULATED       ACCOUNT      SURR      DEATH      ACCOUNT     SURR     DEATH
  YEAR      PREMIUMS          AT 5%           VALUE       VALUE    BENEFIT      VALUE     VALUE    BENEFIT
    1         3750              3938           2810        1323     200000       3188       1700    200000
    2         3750              8072           5528        3853     200000       6655       4980    200000
    3         3750             12413           8152        6290     200000      10429       5687    200000
    4         3750             16971          10806        8756     200000      14673      12623    200000
    5         3750             21757          13370       11170     200000      19311      17111    200000
    6         3750             26783          15843       13643     200000      24385      22185    200000
    7         3750             32059          18218       16018     200000      29934      27734    200000
    8         3750             37600          20491       18566     200000      36006      34081    200000
    9         3750             43417          22653       21003     200000      42652      41002    200000
   10         3750             49525          24701       23326     200000      49935      48560    200000
   15         3750             84966          34222       34222     200000     101868     101868    200000
   20         3750            130197          40958       40958     200000     187147     187147    324139
   25         3750            187925          43861       43861     200000     323092     323092    500792
   30         3750            261603          40438       40438     200000     537759     537759    756090

 AGE 65       3750            140645          41916       41916     200000     209560     209560    354576

                                              ----------6.00%---------
                             PREMIUM                    CASH
                           ACCUMULATED       ACCOUNT    SURR      DEATH
  YEAR      PREMIUMS          AT 5%           VALUE     VALUE    BENEFIT
    1         3750              3938           2999      1511     200000
    2         3750              8072           6080      4405     200000
    3         3750             12413           9245      7382     200000
    4         3750             16971          12623     10573     200000
    5         3750             21757          16103     13903     200000
    6         3750             26783          19687     17487     200000
    7         3750             32059          23374     21174     200000
    8         3750             37600          27161     25236     200000
    9         3750             43417          31049     29399     200000
   10         3750             49525          35037     33662     200000
   15         3750             84966          58436     58436     200000
   20         3750            130197          86898     86898     200000
   25         3750            187925         122418    122418     200000
   30         3750            261603         166852    166852     234593

 AGE 65       3750            140645          93368     93368     200000

THE CURRENT COST OF INSURANCE RATES ARE SUBJECT TO CHANGE. ACCOUNT VALUES WILL VARY FROM THOSE ILLUSTRATED IF ACTUAL RATES DIFFER FROM THOSE ASSUMED. CURRENT MORTALITY CHARGE RATES ARE BASED ON CURRENT MORTALITY EXPERIENCE AND ARE NOT DEPENDENT UPON FUTURE IMPROVEMENTS IN UNDERLYING MORTALITY.

THE HYPOTHETICAL GROSS RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS AND POLICY CHARGES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO THE DIVISIONS OF THE VARIABLE ACCOUNT AND THE GUARANTEED INTEREST DIVISION AND THE INVESTMENT EXPERIENCE OF THE DIVISIONS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL GROSS INVESTMENTS RETURNS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0.00%, 12.00% AND 6.00% OVER A PERIOD OF YEARS BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF PREMIUMS WERE PAID IN A DIFFERENT FREQUENCY THAN SHOWN. THE ABOVE VALUES ASSUME NO LOANS OR WITHDRAWALS ARE TAKEN.

--------------------------------------------------------------------------------
FirstLine II                          52

PROSPECT: INSURED'S NAME
MALE 45 NON-SMOKER                                                 PRESENTED BY:

                                 SECURITY LIFE
                     FIRSTLINE II VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT:  $100000                      DEATH BENEFIT OPTION 1
INITIAL ADJUSTABLE TERM RIDER:  $100000             ANNUAL PREMIUM:  $3750.00
                                                    CASH VALUE ACCUMULATION TEST

                                 SUMMARY PAGE

                          ASSUMING GUARANTEED CHARGES
               Assuming Hypothetical Gross Investment Return of:

                                            --------0.00%----------          ----------12.00%--------
                          PREMIUM                    CASH                              CASH
                        ACCUMULATED      ACCOUNT     SURR       DEATH      ACCOUNT     SURR       DEATH
 YEAR     PREMIUMS         AT 5%          VALUE     VALUE      BENEFIT      VALUE     VALUE      BENEFIT
   1        3750            3938           2357      1519      200000        2706       1868     200000
   2        3750            8072           4614      3589      200000        5627       4602     200000
   3        3750           12413           6769      5669      200000        8784       7684     200000
   4        3750           16971           8940      7840      200000       12327      11227     200000
   5        3750           21757          11000      9900      200000       16166      15066     200000
   6        3750           26783          12947     11847      200000       20331      19231     200000
   7        3750           32059          14767     13667      200000       24845      23745     200000
   8        3750           37600          16450     15488      200000       29740      28777     200000
   9        3750           43417          17984     17159      200000       35050      34225     200000
  10        3750           49525          19355     18667      200000       40812      40125     200000
  15        3750           84966          24176     24176      200000       80911      80911     200000
  20        3750          130197          23059     23059      200000      146997     146997     254598
  25        3750          187925          11544     11544      200000      247263     247263     383258
  30        3750          261603            -         -        200000      394561     394561     554752

  AGE
  65        3750          140645          21762     21762      200000      163982     163982     277458

                                            ------6.00%--------------
                          PREMIUM                     CASH
                        ACCUMULATED       ACCOUNT     SURR       DEATH
 YEAR     PREMIUMS         AT 5%           VALUE      VALUE     BENEFIT
   1        3750            3938            2531       1693     200000
   2        3750            8072            5109       4084     200000
   3        3750           12413            7734       6634     200000
   4        3750           16971           10529       9429     200000
   5        3750           21757           13371      12271     200000
   6        3750           26783           16261      15161     200000
   7        3750           32059           19187      18087     200000
   8        3750           37600           22141      21178     200000
   9        3750           43417           25113      24288     200000
  10        3750           49525           28091      27404     200000
  15        3750           84966           44175      44175     200000
  20        3750          130197           60205      60205     200000
  25        3750          187925           74028      74028     200000
  30        3750          261603           81757      81757     200000

  AGE
  65        3750          140645           63217      63217     200000

THE EXPENSE CHARGES AND COST OF INSURANCE RATES WILL NEVER BE GREATER THAN THOSE WHICH WERE USED TO CALCULATE THE ABOVE VALUES.

THE HYPOTHETICAL GROSS RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO THE DIVISIONS OF THE VARIABLE ACCOUNT AND THE GUARANTEED INTEREST DIVISION AND THE INVESTMENT EXPERIENCE OF THE DIVISIONS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL GROSS INVESTMENT RETURNS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0.00%, 12.00% AND 6.00% OVER A PERIOD OF YEARS BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF PREMIUMS WERE PAID IN A DIFFERENT FREQUENCY THAN SHOWN. THE ABOVE VALUES ASSUME NO LOANS OR WITHDRAWALS ARE TAKEN.


--------------------------------------------------------------------------------
FirstLine II                          53

PROSPECT: INSURED'S NAME
MALE 45 NON-SMOKER                                                 PRESENTED BY:

                                 SECURITY LIFE
                     FIRSTLINE II VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT:  $100000                      DEATH BENEFIT OPTION 1
INITIAL ADJUSTABLE TERM RIDER:  $100000             ANNUAL PREMIUM:  $3750.00
                                                    CASH VALUE ACCUMULATION TEST

                                 SUMMARY PAGE

                           ASSUMING CURRENT CHARGES
               Assuming Hypothetical Gross Investment Return of:


                                            -----------0.00%----------        ---------12.00%--------
                            PREMIUM                     CASH                           CASH
                          ACCUMULATED      ACCOUNT      SURR     DEATH      ACCOUNT    SURR       DEATH
  YEAR      PREMIUMS         AT 5%          VALUE      VALUE    BENEFIT      VALUE     VALUE     BENEFIT
    1         3750           3938            2985       2148     200000      3374      2537      200000
    2         3750           8072            5882       4857     200000      7054      6029      200000
    3         3750           12413           8689       7589     200000      11070     9970      200000
    4         3750           16971          11534      10434     200000      15593     14493     200000
    5         3750           21757          14301      13201     200000      20556     19456     200000
    6         3750           26783          16994      15894     200000      26009     24909     200000
    7         3750           32059          19609      18509     200000      32002     30902     200000
    8         3750           37600          22145      21183     200000      38595     37633     200000
    9         3750           43417          24599      23774     200000      45847     45022     200000
   10         3750           49525          26966      26279     200000      53785     53097     200000
   15         3750           84966          38398      38398     200000     109471    109471     214783
   20         3750          130197          47372      47372     200000     199401    199401     345362
   25         3750          187925          53308      53308     200000     342746    342746     531257
   30         3750          261603          54611      54611     200000     569085    569085     800133

 AGE 65       3750          140645          48845      48845     200000     233035    233035     377375


                                                --------6.00%-----------
                            PREMIUM                       CASH
                          ACCUMULATED        ACCOUNT      SURR       DEATH
  YEAR      PREMIUMS         AT 5%            VALUE      VALUE      BENEFIT
    1         3750           3938              3180       2342      200000
    2         3750           8072              6456       5431      200000
    3         3750           12413             9832       8732      200000
    4         3750           16971            13443      12343      200000
    5         3750           21757            17181      16081      200000
    6         3750           26783            21054      19954      200000
    7         3750           32059            25067      23967      200000
    8         3750           37600            29226      28264      200000
    9         3750           43417            33534      32709      200000
   10         3750           49525            37995      37307      200000
   15         3750           84966            64366      64366      200000
   20         3750          130197            96222      96222      200000
   25         3750          187925            135547     135547     210099
   30         3750          261603            182835     182835     257066

 AGE 65       3750          140645            103427     103427     200000

THE CURRENT COST OF INSURANCE RATES ARE SUBJECT TO CHANGE. ACCOUNT VALUES WILL VARY FROM THOSE ILLUSTRATED IF ACTUAL RATES DIFFER FROM THOSE ASSUMED. CURRENT MORTALITY CHARGE RATES ARE BASED ON CURRENT MORTALITY EXPERIENCE AND ARE NOT DEPENDENT UPON FUTURE IMPROVEMENTS IN UNDERLYING MORTALITY.

THE HYPOTHETICAL GROSS RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS AND POLICY CHARGES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO THE DIVISIONS OF THE VARIABLE ACCOUNT AND THE GUARANTEED INTEREST DIVISION AND THE INVESTMENT EXPERIENCE OF THE DIVISIONS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL GROSS INVESTMENTS RETURNS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0.00%, 12.00% AND 6.00% OVER A PERIOD OF YEARS BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF PREMIUMS WERE PAID IN A DIFFERENT FREQUENCY THAN SHOWN. THE ABOVE VALUES ASSUME NO LOANS OR WITHDRAWALS ARE TAKEN.

--------------------------------------------------------------------------------
FirstLine II                          54

PROSPECT: INSURED'S NAME
MALE 45 NON-SMOKER                                                 PRESENTED BY:

                                 SECURITY LIFE
                     FIRSTLINE II VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT:  $200000                         DEATH BENEFIT OPTION 1
                                                       ANNUAL PREMIUM:  $3750.00
                                                       GUIDELINE PREMIUM TEST

                                 SUMMARY PAGE

                          ASSUMING GUARANTEED CHARGES
               Assuming Hypothetical Gross Investment Return of:


                                              --------0.00%-------            --------12.00%--------
                            PREMIUM                    CASH                           CASH
                          ACCUMULATED      ACCOUNT     SURR     DEATH      ACCOUNT    SURR       DEATH
  YEAR     PREMIUMS          AT 5%          VALUE     VALUE    BENEFIT      VALUE     VALUE     BENEFIT
   1         3750            3938           2358       871      200000      2707      1220      200000
   2         3750            8072           4617       2942     200000      5630      3955      200000
   3         3750            12413          6774       4911     200000      8789      6927      200000
   4         3750            16971          8947       6897     200000      12336     10286     200000
   5         3750            21757          11009      8809     200000      16177     13977     200000
   6         3750            26783          12958     10758     200000      20346     18146     200000
   7         3750            32059          14780     12580     200000      24864     22664     200000
   8         3750            37600          16465     14540     200000      29764     27839     200000
   9         3750            43417          18002     16352     200000      35079     33429     200000
   10        3750            49525          19376     18001     200000      40848     39473     200000
   15        3750            84966          24218     24218     200000      80997     80997     200000
   20        3750           130197          23135     23135     200000     148885    148885     200000
   25        3750           187925          11681     11681     200000     266475    266475     309111
   30        3750           261603            -         -       200000     460135    460135     492345

 AGE 65      3750           140645          21848     21848     200000     167894    167894     201472


                                                --------6.00%--------
                            PREMIUM                       CASH
                          ACCUMULATED       ACCOUNT       SURR      DEATH
  YEAR     PREMIUMS          AT 5%           VALUE       VALUE     BENEFIT
   1         3750            3938             2532        1045      200000
   2         3750            8072             5113        3438      200000
   3         3750            12413            7739        5877      200000
   4         3750            16971           10536        8486      200000
   5         3750            21757           13381       11181      200000
   6         3750            26783           16273       14073      200000
   7         3750            32059           19202       17022      200000
   8         3750            37600           22160       20235      200000
   9         3750            43417           25136       23486      200000
   10        3750            49525           28119       26744      200000
   15        3750            84966           44236       44236      200000
   20        3750           130197           60328       60328      200000
   25        3750           187925           74264       74264      200000
   30        3750           261603           82222       82222      200000

 AGE 65      3750           140645           63357       63357      200000


THE EXPENSE CHARGES AND COST OF INSURANCE RATES WILL NEVER BE GREATER THAN THOSE WHICH WERE USED TO CALCULATE THE ABOVE VALUES.

THE HYPOTHETICAL GROSS RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO THE DIVISIONS OF THE VARIABLE ACCOUNT AND THE GUARANTEED INTEREST DIVISION AND THE INVESTMENT EXPERIENCE OF THE DIVISIONS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL GROSS INVESTMENT RETURNS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0.00%, 12.00% AND 6.00% OVER A PERIOD OF YEARS BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF PREMIUMS WERE PAID IN A DIFFERENT FREQUENCY THAN SHOWN. THE ABOVE VALUES ASSUME NO LOANS OR WITHDRAWALS ARE TAKEN.

--------------------------------------------------------------------------------
FirstLine II                          55

PROSPECT: INSURED'S NAME:
MALE 45 NON-SMOKER                                                 PRESENTED BY:

                                 SECURITY LIFE
                     FIRSTLINE II VARIABLE UNIVERSAL LIFE
STATED DEATH BENEFIT:  $200000                         DEATH BENEFIT OPTION 1
                                                       ANNUAL PREMIUM:  $3750.00
                                                       GUIDELINE PREMIUM TEST

                                 SUMMARY PAGE

                           ASSUMING CURRENT CHARGES
               Assuming Hypothetical Gross Investment Return of:

                                              -------0.00%-------             --------12.00%--------
                           PREMIUM                    CASH                            CASH
                         ACCUMULATED      ACCOUNT     SURR      DEATH      ACCOUNT    SURR       DEATH
  YEAR     PREMIUMS         AT 5%          VALUE     VALUE     BENEFIT      VALUE     VALUE     BENEFIT
   1         3750           3938           2810       1323     200000       3188      1700      200000
   2         3750           8072           5528       3853     200000       6655      4980      200000
   3         3750           12413          8152       6290     200000       10429     8567      200000
   4         3750           16971          10806      8756     200000       14673     12623     200000
   5         3750           21757          13370     11170     200000       19311     17111     200000
   6         3750           26783          15843     13643     200000       24385     22185     200000
   7         3750           32059          18218     16018     200000       29934     27734     200000
   8         3750           37600          20491     18566     200000       36006     34081     200000
   9         3750           43417          22653     21003     200000       42652     41002     200000
   10        3750           49525          24701     23326     200000       49935     48560     200000
   15        3750           84966          34222     34222     200000      101868    101868     200000
   20        3750          130197          40958     40958     200000      190705    190705     232660
   25        3750          187925          43861     43861     200000      339660    339660     394005
   30        3750          261603          40438     40438     200000      587436    587436     628557

 AGE 65      3750          140645          41916     41916     200000      214826    214826     257791


                                                --------6.00%--------
                           PREMIUM                       CASH
                         ACCUMULATED       ACCOUNT       SURR       DEATH
  YEAR     PREMIUMS         AT 5%           VALUE        VALUE     BENEFIT
   1         3750           3938             2999        1511       200000
   2         3750           8072             6080        4405       200000
   3         3750           12413            9245        7382       200000
   4         3750           16971           12623        10573      200000
   5         3750           21757           16103        13903      200000
   6         3750           26783           19687        17487      200000
   7         3750           32059           23374        21174      200000
   8         3750           37600           27161        25236      200000
   9         3750           43417           31049        29399      200000
   10        3750           49525           35037        33662      200000
   15        3750           84966           58436        58436      200000
   20        3750          130197           86898        86898      200000
   25        3750          187925           122418      122418      200000
   30        3750          261603           168735      168735      200000

 AGE 65      3750          140645           93368        93368      200000

THE CURRENT COST OF INSURANCE RATES ARE SUBJECT TO CHANGE. ACCOUNT VALUES WILL VARY FROM THOSE ILLUSTRATED IF ACTUAL RATES DIFFER FROM THOSE ASSUMED. CURRENT MORTALITY CHARGE RATES ARE BASED ON CURRENT MORTALITY EXPERIENCE AND ARE NOT DEPENDENT UPON FUTURE IMPROVEMENTS IN UNDERLYING MORTALITY.

THE HYPOTHETICAL GROSS RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS AND POLICY CHARGES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO THE DIVISIONS OF THE VARIABLE ACCOUNT AND THE GUARANTEED INTEREST DIVISION AND THE INVESTMENT EXPERIENCE OF THE DIVISIONS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL GROSS INVESTMENTS RETURNS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0.00%, 12.00% AND 6.00% OVER A PERIOD OF YEARS BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF PREMIUMS WERE PAID IN A DIFFERENT FREQUENCY THAN SHOWN. THE ABOVE VALUES ASSUME NO LOANS OR WITHDRAWALS ARE TAKEN.

--------------------------------------------------------------------------------
FirstLine II                            56

ADDITIONAL INFORMATION

Directors and Officers

Set forth below is information regarding the directors and principal officers of Security Life of Denver Insurance Company. Security Life's address, and the business address of each person named, except as noted with one or two asterisks (*/**), is Security Life Center, 1290 Broadway, Denver, Colorado 80203-5699. The business address of each person denoted with one asterisk (*) is ING North America Insurance Corporation, 5780 Powers Ferry Road, Atlanta, Georgia 30327-4390. The business address of each person denoted with two asterisks (**) is Security Life of Denver Insurance Company, 9140 Arrowpoint Blvd., Suite 400, Charlotte, North Carolina 28273.


Name and Principal
Business and Address                        Position and Offices with Security Life of Denver
--------------------                        -------------------------------------------------
R. Glenn Hilliard*                          Chief Executive Officer

Stephen M. Christopher                      Director, President and Chief Operating Officer

Catherine T. Fitzgerald*                    Executive Vice President

Keith T. Glover*                            Executive Vice President

James L. Livingston, Jr.                    Executive Vice President, Operations

Jeffrey R. Messner                          Executive Vice President and Chief Marketing Officer

Thomas F. Conroy                            Director and President, Security Life Reinsurance

Michael W. Cunningham*                      Director, Executive Vice President

Linda B. Emory*                             Director, Vice President and Appointed Actuary

Jess A. Skriletz                            President, Institutional Markets

John R. Barmeyer                            Senior Vice President and Chief Legal Officer

Wayne D. Bidelman                           Senior Vice President

Eugene L. Copeland                          Senior Vice President and General Counsel, Security Life Reinsurance and
                                            Institutional Markets

Michael Fisher                              Senior Vice President, Litigation

Carol D. Hard                               Senior Vice President, Variable

Philip R. Kruse                             Senior Vice President, Sales & Marketing

Charles LeDoyen**                           Senior Vice President, Structured Settlements

--------------------------------------------------------------------------------
FirstLine II                           57


Name and Principal
Business and Address                        Position and Offices with Security Life of Denver
--------------------                        -------------------------------------------------
Timothy P. McCarthy                         Senior Vice President, Marketing Services

Jeffery W. Seel*                            Senior Vice President and Chief Investment Officer

Lawrence D. Taylor                          Senior Vice President and Chief Actuary

Louis N. Trapolino                          Senior Vice President, Distribution

William D. Tyler                            Senior Vice President and Chief Information Officer

William H. Alexander                        Vice President and Medical Director

Katherine Anderson                          Vice President, Chief Product Actuary, Security Life Reinsurance

Carole A. Baumbush                          Vice President, Reinsurance Operations

Evelyn A. Bentz                             Vice President, M Financial Sales

Thomas Kirby Brown                          Vice President, Institutional Markets

Daniel S. Clements                          Vice President and Chief Underwriter

Denise S. Dumont                            Vice President, Utility Services

Linda Elliott                               Vice President, CIO Information Technology

Larry D. Erb                                Vice President, Information Technology

Martha K. Evans                             Vice President, Variable Operations

Deborah B. Holden                           Vice President, Human Resources

Brian Holland                               Vice President, Sales and International Risk Management

Kenneth Kiefer**                            Vice President, Operations, Structured Settlements

Richard D. King                             Vice President and Medical Director

Greg McGreevey                              Vice President, Marketing, Institutional Markets

C. Lynn McPherson*                          Vice President

Sue A. Miskie                               Vice President, Corporate Services

--------------------------------------------------------------------------------
FirstLine II                          58


Name and Principal
Business and Address                        Position and Offices with Security Life of Denver
--------------------                        -------------------------------------------------
Donna T. Mosely                             Vice President, Valuation

Daniel G. Patsey                            Vice President, Strategic Technology

David S. Pendergrass*                       Vice President and Treasury Officer

Steve Pryde                                 Vice President, Administration, Security Life Reinsurance

Christiaan M. Rutten                        Vice President, Structured Reinsurance

Casey J. Scott                              Vice President, Sales Operations

Alan C. Singer                              Vice President, Customer Relations and Regulatory Compliance

Mark A. Smith                               Vice President, Insurance Services

Jerome M. Strop                             Vice President, Strategic Marketing

Gary W. Waggoner                            Vice President, General Counsel and Secretary

William Wojciechowski                       Vice President, Business Consulting and Financial Markets

Stephen J. Yarina                           Vice President, Treasurer and Chief Financial Officer

Roger O. Beebe                              Actuarial Officer

Eric Banta                                  Assistant Secretary

Marsha K. Crest                             Agency Administration Officer

John B. Dickinson                           Actuarial Officer

Relda A. Fleshman                           Deputy General Counsel

Shirley A. Knarr                            Actuarial Officer

Lisa K. Smith                               Multi-Life Officer

Glen E. Stark                               Actuarial Officer

William J. Wagner                           Actuarial Officer

Amy L. Winsor                               Tax and Finance Officer


--------------------------------------------------------------------------------
FirstLine II                          59

State Regulation

We are regulated and supervised by the Division of Insurance of the Department of Regulatory Agencies of the State of Colorado which periodically examines our financial condition and operations. In addition, we are subject to the insurance laws and regulations in every jurisdiction in which we do business. As a result, the provisions of this Policy may vary somewhat from jurisdiction to jurisdiction.

We are required to submit annual statements, including financial statements, of our operations and finances to the Insurance Departments of the various jurisdictions in which we do business to determine solvency and compliance with state insurance laws and regulations.

We are also subject to various Federal securities laws and regulations.

Legal Matters

The legal matters in connection with the Policy described in this prospectus have been passed on by the General Counsel of Security Life and Mayer, Brown & Platt.

Legal Proceedings

Security Life, as an insurance company, is ordinarily involved in litigation. We do not believe that any current litigation is material to Security Life's ability to meet its obligations under the Policy or to the Variable Account, and we do not expect to incur significant losses from such actions. ING America Equities, Inc., the principal underwriter and distributor of the Policy, is not engaged in any litigation of any material nature.

Experts

The consolidated financial statements of Security Life of Denver Insurance Company and Subsidiaries at December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997, and the financial statements of the Separate Account L1 at December 31, 1997, and for each of the two years in the period ended December 31, 1997, appearing in this prospectus and registration statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein and in the registration statement, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


Actuarial matters in this prospectus have been examined by Lawrence D. Taylor, F.S.A., M.A.A.A., who is the Senior Vice President and Chief Actuary of Security Life. His opinion on actuarial matters is filed as an exhibit to the Registration Statement we filed with the SEC.

Registration Statement

We have filed a Registration Statement relating to the Variable Account and the variable life insurance policy described in this prospectus with the SEC. The Registration Statement, which is required by the Securities Act of 1933, includes additional information that is not required in this prospectus under the rules and regulations of the SEC. The additional information may be obtained from the SEC's principal office in Washington, DC. You will have to pay a fee for the material.

Year 2000 Preparedness

Security Life is aware of potential computer system challenges associated with the year 2000. We plan to upgrade our current variable life administration system by early 1999. It is expected that this upgrade will make our system year 2000 compatible. We do not anticipate delays or problems in processing or administering variable life products in the year 2000 or beyond.


--------------------------------------------------------------------------------
FirstLine II                          60

FINANCIAL STATEMENTS


The consolidated financial statements of Security Life of Denver Insurance Company and Subsidiaries ("Security Life and Subsidiaries") at December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997, are prepared in accordance with generally accepted accounting principles and start on page .

The financial statements included for the Security Life Separate Account L1 at December 31, 1996 and for each of the two years in the period ended December 31, 1997, are prepared in accordance with generally accepted accounting principles and represent those Divisions that had commenced operations by that date.

The consolidated financial statements of Security Life and Subsidiaries referred to above have been audited by Ernst & Young LLP. The consolidated financial statements of Security Life and Subsidiaries should be distinguished from the financial statements of the Security Life Separate Account L1 and should be considered only as bearing upon the ability of Security Life and Subsidiaries to meet its obligations under the Policies. They should not be considered as bearing upon the investment experience of the Divisions of Security Life Separate Account L1.

The most current financial statements are those as of the end of the most recent fiscal year. The Company does not prepare financial statements more often than annually and believes that any incremental benefit to prospective policy holders that may result from preparing and delivering more current financial statements, though unaudited, does not justify the additional cost that would be incurred. In addition, the Company represents that there have been no significant adverse changes in the financial condition or operations of the Company between the end of the most current fiscal year and the date of this prospectus.




--------------------------------------------------------------------------------
FirstLine II                          61

                        Consolidated Financial Statements


                             Security Life of Denver
                                Insurance Company
                                and Subsidiaries



                   Years ended December 31,1997, 1996 and 1995
                       with Report of Independent Auditors





--------------------------------------------------------------------------------
FirstLine II                           62

                              Financial Statements

                        Security Life Separate Account L1




                           Year ended December 31,1997
                       with Report of Independent Auditors









--------------------------------------------------------------------------------
FirstLine II                          63

APPENDIX A

                                Factors for the
                         Cash Value Accumulation Test
                          For a Life Insurance Policy

                                MALE NONSMOKER


    Attained                        Attained                        Attained                        Attained
      Age            Factor            Age           Factor            Age           Factor            Age           Factor
       0             12.574            25             6.095            50             2.671            75             1.396
       1             12.681            26             5.904            51             2.589            76             1.372
       2             12.341            27             5.717            52             2.509            77             1.349
       3             11.996            28             5.533            53             2.433            78             1.328
       4             11.655            29             5.354            54             2.360            79             1.307

       5             11.316            30             5.179            55             2.290            80             1.288
       6             10.979            31             5.008            56             2.223            81             1.270
       7             10.644            32             4.843            57             2.159            82             1.253
       8             10.311            33             4.682            58             2.097            83             1.236
       9              9.982            34             4.527            59             2.038            84             1.221

       10             9.660            35             4.376            60             1.982            85             1.207
       11             9.345            36             4.231            61             1.928            86             1.195
       12             9.041            37             4.091            62             1.877            87             1.183
       13             8.750            38             3.955            63             1.828            88             1.172
       14             8.476            39             3.825            64             1.781            89             1.161

       15             8.218            40             3.699            65             1.736            90             1.151
       16             7.973            41             3.577            66             1.694            91             1.141
       17             7.740            42             3.461            67             1.654            92             1.131
       18             7.517            43             3.348            68             1.615            93             1.120
       19             7.301            44             3.240            69             1.579            94             1.109

       20             7.091            45             3.136            70             1.544            95             1.097
       21             6.886            46             3.036            71             1.511            96             1.083
       22             6.684            47             2.939            72             1.480            97             1.069
       23             6.484            48             2.847            73             1.450            98             1.054
       24             6.288            49             2.757            74             1.422            99             1.040

                                                                                                       100            1.000

THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.

--------------------------------------------------------------------------------
FirstLine II                          64

                                Factors for the
                         Cash Value Accumulation Test
                          For a Life Insurance Policy

                                  MALE SMOKER


    Attained                        Attained                        Attained                        Attained
      Age            Factor            Age           Factor            Age           Factor            Age           Factor
       0             10.511            25             4.963            50             2.267            75             1.330
       1             10.508            26             4.811            51             2.205            76             1.312
       2             10.203            27             4.661            52             2.145            77             1.295
       3              9.897            28             4.515            53             2.088            78             1.280
       4              9.597            29             4.371            54             2.034            79             1.265

       5              9.301            30             4.231            55             1.982            80             1.251
       6              9.007            31             4.094            56             1.933            81             1.238
       7              8.718            32             3.962            57             1.886            82             1.225
       8              8.433            33             3.834            58             1.841            83             1.213
       9              8.153            34             3.710            59             1.798            84             1.202

       10             7.879            35             3.590            60             1.757            85             1.191
       11             7.613            36             3.475            61             1.717            86             1.182
       12             7.356            37             3.363            62             1.680            87             1.173
       13             7.109            38             3.256            63             1.644            88             1.164
       14             6.876            39             3.153            64             1.610            89             1.155

       15             6.654            40             3.054            65             1.577            90             1.147
       16             6.456            41             2.959            66             1.547            91             1.138
       17             6.269            42             2.869            67             1.518            92             1.129
       18             6.091            43             2.782            68             1.490            93             1.120
       19             5.919            44             2.698            69             1.464            94             1.109

       20             5.752            45             2.619            70             1.438            95             1.097
       21             5.590            46             2.542            71             1.414            96             1.083
       22             5.430            47             2.469            72             1.391            97             1.069
       23             5.272            48             2.399            73             1.369            98             1.054
       24             5.117            49             2.331            74             1.349            99             1.040

                                                                                                       100            1.000

THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.

--------------------------------------------------------------------------------
FirstLine II                         65

                                Factors for the
                         Cash Value Accumulation Test
                          For a Life Insurance Policy

                               FEMALE NONSMOKER


    Attained                        Attained                        Attained                        Attained
      Age            Factor            Age           Factor            Age           Factor            Age           Factor
       0             14.687            25             6.861            50             3.013            75             1.493
       1             14.680            26             6.638            51             2.920            76             1.461
       2             14.279            27             6.421            52             2.831            77             1.430
       3             13.873            28             6.211            53             2.745            78             1.401
       4             13.471            29             6.007            54             2.662            79             1.373

       5             13.073            30             5.809            55             2.583            80             1.347
       6             12.682            31             5.618            56             2.507            81             1.322
       7             12.294            32             5.432            57             2.433            82             1.299
       8             11.915            33             5.252            58             2.362            83             1.278
       9             11.541            34             5.078            59             2.293            84             1.257

       10            11.175            35             4.910            60             2.226            85             1.239
       11            10.817            36             4.747            61             2.162            86             1.221
       12            10.469            37             4.590            62             2.100            87             1.205
       13            10.132            38             4.439            63             2.040            88             1.190
       14             9.807            39             4.294            64             1.983            89             1.176

       15             9.494            40             4.154            65             1.928            90             1.163
       16             9.192            41             4.019            66             1.876            91             1.150
       17             8.899            42             3.890            67             1.826            92             1.137
       18             8.617            43             3.765            68             1.778            93             1.125
       19             8.344            44             3.645            69             1.732            94             1.112

       20             8.078            45             3.530            70             1.688            95             1.098
       21             7.821            46             3.419            71             1.645            96             1.084
       22             7.571            47             3.312            72             1.604            97             1.069
       23             7.327            48             3.208            73             1.565            98             1.054
       24             7.091            49             3.109            74             1.528            99             1.040

                                                                                                       100            1.000

THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.

--------------------------------------------------------------------------------
FirstLine II                         66

                                Factors for the
                         Cash Value Accumulation Test
                          For a Life Insurance Policy

                                 FEMALE SMOKER



    Attained                        Attained                        Attained                        Attained
       Age           Factor            Age           Factor            Age           Factor            Age           Factor
       0             13.162            25             6.032            50             2.728            75             1.451
       1             13.099            26             5.836            51             2.651            76             1.423
       2             12.723            27             5.647            52             2.578            77             1.396
       3             12.346            28             5.463            53             2.507            78             1.371
       4             11.974            29             5.285            54             2.438            79             1.347

       5             11.608            30             5.113            55             2.373            80             1.325
       6             11.248            31             4.946            56             2.310            81             1.303
       7             10.894            32             4.785            57             2.249            82             1.283
       8             10.547            33             4.629            58             2.190            83             1.263
       9             10.207            34             4.478            59             2.132            84             1.246

       10             9.874            35             4.332            60             2.076            85             1.229
       11             9.550            36             4.192            61             2.022            86             1.214
       12             9.234            37             4.056            62             1.969            87             1.199
       13             8.930            38             3.926            63             1.919            88             1.186
       14             8.636            39             3.801            64             1.870            89             1.173

       15             8.352            40             3.682            65             1.824            90             1.161
       16             8.085            41             3.568            66             1.780            91             1.149
       17             7.826            42             3.459            67             1.738            92             1.137
       18             7.577            43             3.354            68             1.697            93             1.125
       19             7.336            44             3.254            69             1.658            94             1.112

       20             7.102            45             3.158            70             1.620            95             1.098
       21             6.876            46             3.065            71             1.583            96             1.084
       22             6.655            47             2.976            72             1.547            97             1.069
       23             6.441            48             2.890            73             1.513            98             1.054
       24             6.234            49             2.808            74             1.481            99             1.040

                                                                                                       100            1.000

THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.

--------------------------------------------------------------------------------
FirstLine II                         67

                                Factors for the
                         Cash Value Accumulation Test
                          For a Life Insurance Policy

                              UNISEX 1 NONSMOKER


    Attained                        Attained                        Attained                        Attained
       Age           Factor            Age           Factor            Age           Factor            Age           Factor
       0             12.574            25             6.095            50             2.671            75             1.396
       1             12.681            26             5.904            51             2.589            76             1.372
       2             12.341            27             5.717            52             2.509            77             1.349
       3             11.996            28             5.533            53             2.433            78             1.328
       4             11.655            29             5.354            54             2.360            79             1.307

       5             11.316            30             5.179            55             2.290            80             1.288
       6             10.979            31             5.008            56             2.223            81             1.270
       7             10.644            32             4.843            57             2.159            82             1.253
       8             10.311            33             4.682            58             2.097            83             1.236
       9              9.982            34             4.527            59             2.038            84             1.221

       10             9.660            35             4.376            60             1.982            85             1.207
       11             9.345            36             4.231            61             1.928            86             1.195
       12             9.041            37             4.091            62             1.877            87             1.183
       13             8.750            38             3.955            63             1.828            88             1.172
       14             8.476            39             3.825            64             1.781            89             1.161

       15             8.218            40             3.699            65             1.736            90             1.151
       16             7.973            41             3.577            66             1.694            91             1.141
       17             7.740            42             3.461            67             1.654            92             1.131
       18             7.517            43             3.348            68             1.615            93             1.120
       19             7.301            44             3.240            69             1.579            94             1.109

       20             7.091            45             3.136            70             1.544            95             1.097
       21             6.886            46             3.036            71             1.511            96             1.083
       22             6.684            47             2.939            72             1.480            97             1.069
       23             6.484            48             2.847            73             1.450            98             1.054
       24             6.288            49             2.757            74             1.422            99             1.040

                                                                                                       100            1.000

THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.

--------------------------------------------------------------------------------
FirstLine II                         68

                                Factors for the
                         Cash Value Accumulation Test
                          For a Life Insurance Policy

                                UNISEX 1 SMOKER


    Attained                        Attained                        Attained                        Attained
      Age            Factor            Age           Factor            Age           Factor            Age           Factor
       0             10.511            25             4.963            50             2.267            75             1.330
       1             10.508            26             4.811            51             2.205            76             1.312
       2             10.203            27             4.661            52             2.145            77             1.295
       3              9.897            28             4.515            53             2.088            78             1.280
       4              9.597            29             4.371            54             2.034            79             1.265

       5              9.301            30             4.231            55             1.982            80             1.251
       6              9.007            31             4.094            56             1.933            81             1.238
       7              8.718            32             3.962            57             1.886            82             1.225
       8              8.433            33             3.834            58             1.841            83             1.213
       9              8.153            34             3.710            59             1.798            84             1.202

       10             7.879            35             3.590            60             1.757            85             1.191
       11             7.613            36             3.475            61             1.717            86             1.182
       12             7.356            37             3.363            62             1.680            87             1.173
       13             7.109            38             3.256            63             1.644            88             1.164
       14             6.876            39             3.153            64             1.610            89             1.155

       15             6.654            40             3.054            65             1.577            90             1.147
       16             6.456            41             2.959            66             1.547            91             1.138
       17             6.269            42             2.869            67             1.518            92             1.129
       18             6.091            43             2.782            68             1.490            93             1.120
       19             5.919            44             2.698            69             1.464            94             1.109

       20             5.752            45             2.619            70             1.438            95             1.097
       21             5.590            46             2.542            71             1.414            96             1.083
       22             5.430            47             2.469            72             1.391            97             1.069
       23             5.272            48             2.399            73             1.369            98             1.054
       24             5.117            49             2.331            74             1.349            99             1.040

                                                                                                       100            1.000


THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.

--------------------------------------------------------------------------------
FirstLine II                         69

                                Factors for the
                         Cash Value Accumulation Test
                          For a Life Insurance Policy

                              UNISEX 2 NONSMOKER



    Attained                        Attained                        Attained                        Attained
      Age            Factor            Age           Factor            Age           Factor            Age           Factor
       0             12.943            25             6.234            50             2.733            75             1.418
       1             13.032            26             6.037            51             2.649            76             1.392
       2             12.683            27             5.845            52             2.568            77             1.368
       3             12.327            28             5.657            53             2.490            78             1.345
       4             11.975            29             5.473            54             2.415            79             1.323

       5             11.626            30             5.294            55             2.343            80             1.303
       6             11.278            31             5.120            56             2.275            81             1.283
       7             10.934            32             4.950            57             2.209            82             1.265
       8             10.593            33             4.786            58             2.146            83             1.247
       9             10.256            34             4.627            59             2.085            84             1.231

       10             9.926            35             4.474            60             2.027            85             1.216
       11             9.604            36             4.325            61             1.972            86             1.202
       12             9.292            37             4.182            62             1.918            87             1.190
       13             8.994            38             4.043            63             1.868            88             1.178
       14             8.710            39             3.910            64             1.819            89             1.166

       15             8.443            40             3.782            65             1.773            90             1.155
       16             8.188            41             3.658            66             1.729            91             1.144
       17             7.945            42             3.539            67             1.687            92             1.133
       18             7.712            43             3.424            68             1.647            93             1.122
       19             7.487            44             3.314            69             1.609            94             1.110

       20             7.267            45             3.208            70             1.573            95             1.097
       21             7.053            46             3.106            71             1.538            96             1.084
       22             6.843            47             3.007            72             1.506            97             1.069
       23             6.637            48             2.912            73             1.475            98             1.054
       24             6.433            49             2.821            74             1.445            99             1.040

                                                                                                       100            1.000

THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.

--------------------------------------------------------------------------------
FirstLine II                         70

                                Factors for the
                         Cash Value Accumulation Test
                          For a Life Insurance Policy

                                UNISEX 2 SMOKER



    Attained                        Attained                        Attained                        Attained
      Age            Factor            Age           Factor            Age           Factor            Age           Factor
       0             10.942            25             5.143            50             2.347            75             1.361
       1             10.931            26             4.984            51             2.282            76             1.341
       2             10.616            27             4.828            52             2.221            77             1.323
       3             10.298            28             4.675            53             2.162            78             1.306
       4              9.985            29             4.526            54             2.105            79             1.289

       5              9.677            30             4.380            55             2.052            80             1.274
       6              9.373            31             4.239            56             2.000            81             1.259
       7              9.072            32             4.102            57             1.951            82             1.244
       8              8.777            33             3.969            58             1.904            83             1.230
       9              8.487            34             3.841            59             1.859            84             1.217

       10             8.203            35             3.717            60             1.816            85             1.205
       11             7.927            36             3.597            61             1.774            86             1.194
       12             7.660            37             3.481            62             1.735            87             1.183
       13             7.405            38             3.371            63             1.697            88             1.173
       14             7.161            39             3.264            64             1.660            89             1.163

       15             6.930            40             3.162            65             1.626            90             1.153
       16             6.721            41             3.064            66             1.594            91             1.143
       17             6.523            42             2.970            67             1.563            92             1.133
       18             6.334            43             2.880            68             1.534            93             1.122
       19             6.152            44             2.794            69             1.505            94             1.110

       20             5.975            45             2.711            70             1.478            95             1.097
       21             5.803            46             2.632            71             1.452            96             1.084
       22             5.634            47             2.556            72             1.427            97             1.069
       23             5.468            48             2.484            73             1.404            98             1.054
       24             5.305            49             2.414            74             1.382            99             1.040

                                                                                                       100            1.000

THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.


--------------------------------------------------------------------------------
FirstLine II                         71

APPENDIX B

                                Factors for the
                  Guideline Premium/Cash Value Corridor Test
                          For a Life Insurance Policy



    Attained                        Attained                        Attained                        Attained
      Age             Factor           Age            Factor           Age            Factor           Age            Factor
       0              2.50             25             2.50             50             1.85             75             1.05
       1              2.50             26             2.50             51             1.78             76             1.05
       2              2.50             27             2.50             52             1.71             77             1.05
       3              2.50             28             2.50             53             1.64             78             1.05
       4              2.50             29             2.50             54             1.57             79             1.05

       5              2.50             30             2.50             55             1.50             80             1.05
       6              2.50             31             2.50             56             1.46             81             1.05
       7              2.50             32             2.50             57             1.42             82             1.05
       8              2.50             33             2.50             58             1.38             83             1.05
       9              2.50             34             2.50             59             1.34             84             1.05

       10             2.50             35             2.50             60             1.30             85             1.05
       11             2.50             36             2.50             61             1.28             86             1.05
       12             2.50             37             2.50             62             1.26             87             1.05
       13             2.50             38             2.50             63             1.24             88             1.05
       14             2.50             39             2.50             64             1.22             89             1.05

       15             2.50             40             2.50             65             1.20             90             1.05
       16             2.50             41             2.43             66             1.19             91             1.04
       17             2.50             42             2.36             67             1.18             92             1.03
       18             2.50             43             2.29             68             1.17             93             1.02
       19             2.50             44             2.22             69             1.16             94             1.01

       20             2.50             45             2.15             70             1.15             95             1.00
       21             2.50             46             2.09             71             1.13             96             1.00
       22             2.50             47             2.03             72             1.11             97             1.00
       23             2.50             48             1.97             73             1.09             98             1.00
       24             2.50             49             1.91             74             1.07             99             1.00

                                                                                                       100            1.00



THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.



--------------------------------------------------------------------------------
FirstLine II                         72

APPENDIX C

PERFORMANCE INFORMATION

POLICY PERFORMANCE

The following hypothetical illustrations demonstrate how the actual investment experience of each Division of the Variable Account affects the Cash Surrender Value, Account Value and Death Benefit of a Policy. These hypothetical illustrations are based on the actual historical return of each Portfolio as if a Policy had been issued on the date indicated. Each Portfolio's Annual Total Return is based on the total return calculated for each fiscal year. These Annual Total Return figures reflect the Portfolio's management fees and other operating expenses but do not reflect the Policy level or Variable Account asset based charges and deductions, which if reflected, would result in lower total return figures than those shown.

The illustrations are based on the payment of a $4,500 annual premium, paid at the beginning of each year, for a hypothetical Policy with a $200,000 face amount, the Cash Value Accumulation Test, death benefit Option 1, issued to a standard, nonsmoker male, Age 45. In each case, it is assumed that all premiums are allocated to the Division illustrated for the period shown. The benefits are calculated for a specific date. The amount and timing of Premium Payments and the use of other Policy features, such as Policy Loans, would affect individual Policy benefits.

The amounts shown for the Cash Surrender Values, Account Values and Death Benefits take into account the charges against premiums, current cost of insurance and monthly deductions, the daily charge against the Variable Account for mortality and expense risks, and each Portfolio's charges and expenses. See Charges, Deductions and Refund, page . This prospectus also contains illustrations based on assumed rates of return. See Illustrations of Death Benefits, Account Values, Surrender Values and Accumulated Premiums, page .



--------------------------------------------------------------------------------
FirstLine II                         73

                          HYPOTHETICAL ILLUSTRATIONS


Nonsmoker Male Age 45                               Cash Value Accumulation Test
Standard Risk Class                                 Death Benefit Option 1
Stated Death Benefit $200,000                       Annual Premium $3,750

--------------------------------------------------------------------------------

Neuberger & Berman AMT Limited Maturity Bond Portfolio
         Year                Annual Total              Cash Surrender               Account                      Death
        Ended:                  Return*                    Value                     Value                      Benefit
       12/31/88                  7.17%                     1,576                     3,064                      200,000
       12/31/89                 10.77%                     4,822                     6,497                      200,000
       12/31/90                  8.32%                     8,125                     9,988                      200,000
       12/31/91                 11.34%                     12,165                    14,215                     200,000
       12/31/92                  5.18%                     15,582                    17,782                     200,000
       12/31/93                  6.63%                     19,561                    21,761                     200,000
       12/31/94                 (0.15)%                    22,047                    24,247                     200,000
       12/31/95                 10.94%                     27,735                    29,660                     200,000
       12/31/96                  4.31%                     31,758                    33,409                     200,000
       12/31/97                  6.74%                     36,728                    38,103                     200,000
Neuberger & Berman AMT Growth Portfolio
         Year                Annual Total              Cash Surrender               Account                      Death
        Ended:                  Return*                    Value                     Value                      Benefit
       12/31/88                 25.97%                     2,170                     3,657                      200,000
       12/31/89                 29.47%                     6,743                     8,418                      200,000
       12/31/90                 (8.19)%                    8,304                     10,166                     200,000
       12/31/91                 29.73%                     14,801                    16,851                     200,000
       12/31/92                  9.54%                     19,210                    21,410                     200,000
       12/31/93                  6.79%                     23,454                    25,654                     200,000
       12/31/94                 (4.99)%                    24,538                    26,738                     200,000
       12/31/95                 31.73%                     36,655                    38,580                     200,000
       12/31/96                  9.14%                     43,041                    44,691                     200,000
       12/31/97                 29.01%                     59,324                    60,699                     200,000
Neuberger & Berman AMT Partners Portfolio
         Year                Annual Total              Cash Surrender               Account                      Death
        Ended:                  Return*                    Value                     Value                      Benefit
       12/31/95                 36.47%                     2,502                     3,990                      200,000
       12/31/96                 29.57%                     7,178                     8,853                      200,000
       12/31/97                 31.25%                     13,398                    15,260                     200,000

The assumptions underlying these values are described in Performance Information, page 73.

* These Annual Total Return figures reflect the Portfolio's management fees and other operating expenses but do not reflect the Policy level or Variable Account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.


--------------------------------------------------------------------------------
FirstLine II                         74

Nonsmoker Male Age 45                               Cash Value Accumulation Test
Standard Risk Class                                 Death Benefit Option 1
Stated Death Benefit $200,000                       Annual Premium $3,750

--------------------------------------------------------------------------------

Alger American Small Capitalization Portfolio
           Year                   Annual Total               Cash Surrender                Account                     Death
          Ended:                    Return*                      Value                      Value                     Benefit
         12/31/89                   64.48%                       3,393                      4,881                     200,000
         12/31/90                    8.71%                       6,661                      8,336                     200,000
         12/31/91                   57.54%                      15,724                     17,586                     200,000
         12/31/92                    3.55%                      18,981                     21,031                     200,000
         12/31/93                   13.28%                      24,668                     26,868                     200,000
         12/31/94                  (4.38)%                      25,930                     28,130                     200,000
         12/31/95                   44.31%                      42,201                     44,401                     200,000
         12/31/96                    4.18%                      46,832                     48,757                     200,000
         12/31/97                   11.39%                      55,280                     56,930                     200,000
Alger American MidCap Growth Portfolio
           Year                   Annual Total               Cash Surrender                Account                     Death
          Ended:                    Return*                      Value                      Value                     Benefit
         12/31/94                  (1.54)%                       1,303                      2,790                     200,000
         12/31/95                   44.45%                       6,512                      8,187                     200,000
         12/31/96                   11.90%                      10,350                     12,213                     200,000
         12/31/97                   15.01%                      15,192                     17,242                     200,000
Alger American Growth Portfolio
           Year                   Annual Total               Cash Surrender                Account                     Death
          Ended:                    Return*                      Value                      Value                     Benefit
         12/31/90                    4.14%                       1,481                      2,968                     200,000
         12/31/91                   40.39%                       6,521                      8,196                     200,000
         12/31/92                   12.38%                      10,414                     12,276                     200,000
         12/31/93                   22.47%                      16,411                     18,461                     200,000
         12/31/94                    1.45%                      19,228                     21,428                     200,000
         12/31/95                   36.37%                      30,699                     32,899                     200,000
         12/31/96                   13.35%                      37,964                     40,164                     200,000
         12/31/97                   25.75%                      51,715                     53,640                     200,000
Alger American Leveraged All Cap
           Year                    Annual Total              Cash Surrender                Account                     Death
          Ended:                     Return*                     Value                      Value                     Benefit
         12/31/96                   12.04%                       1,730                      3,217                     200,000
         12/31/97                   19.68%                       5,555                      7,230                     200,000

The assumptions underlying these values are described in Performance Information, page 73.

* These Annual Total Return figures reflect the Portfolio's management fees and other operating expenses but do not reflect the Policy level or Variable Account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

--------------------------------------------------------------------------------
FirstLine II                         75

Nonsmoker Male Age 45                              Cash Value Accumulation Test
Standard Risk Class                                Death Benefit Option 1
Stated Death Benefit $200,000                      Annual Premium $3,750

--------------------------------------------------------------------------------

Fidelity VIP Growth Portfolio
           Year                    Annual Total              Cash Surrender                Account                     Death
          Ended:                     Return*                     Value                      Value                     Benefit
         12/31/88                     15.58%                      1,841                      3,329                    200,000
         12/31/89                     31.51%                      6,451                      8,126                    200,000
         12/31/90                    (11.73)%                     7,643                      9,505                    200,000
         12/31/91                     45.51%                     15,938                     17,988                    200,000
         12/31/92                      9.32%                     20,403                     22,603                    200,000
         12/31/93                     19.37%                     27,943                     30,143                    200,000
         12/31/94                     (0.02)%                    30,430                     32,630                    200,000
         12/31/95                     35.36%                     45,684                     47,609                    200,000
         12/31/96                     14.71%                     55,679                     57,329                    200,000
         12/31/97                     23.48%                     72,271                     73,646                    200,000
Fidelity VIP Overseas Portfolio
           Year                    Annual Total              Cash Surrender                Account                     Death
          Ended:                     Return*                     Value                      Value                     Benefit
         12/31/88                      8.13%                      1,607                      3,094                    200,000
         12/31/89                     26.28%                      5,819                      7,494                    200,000
         12/31/90                     (1.67)%                     8,146                     10,009                    200,000
         12/31/91                      8.00%                     11,751                     13,801                    200,000
         12/31/92                    (10.72)%                    12,473                     14,673                    200,000
         12/31/93                     37.35%                     21,695                     23,895                    200,000
         12/31/94                      1.72%                     24,672                     26,872                    200,000
         12/31/95                      9.74%                     30,280                     32,206                    200,000
         12/31/96                     13.15%                     37,507                     39,157                    200,000
         12/31/97                     11.56%                     44,874                     46,249                    200,000

The assumptions underlying these values are described in Performance Information, page 73.

* These Annual Total Return figures reflect the Portfolio's management fees and other operating expenses but do not reflect the Policy level or Variable Account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

--------------------------------------------------------------------------------
FirstLine II                          76

Nonsmoker Male Age 45                               Cash Value Accumulation Test
Standard Risk Class                                 Death Benefit Option 1
Stated Death Benefit $200,000                       Annual Premium $3,750

--------------------------------------------------------------------------------

Fidelity VIP Money Market Portfolio
           Year                    Annual Total              Cash Surrender                Account                    Benefit
           Ended                     Return *                    Value                      Value                      Death
         12/31/88                     7.39%                       1,583                     3,071                     200,000
         12/31/89                     9.12%                       4,728                     6,403                     200,000
         12/31/90                     8.04%                       7,997                     9,860                     200,000
         12/31/91                     6.09%                      11,344                    13,394                     200,000
         12/31/92                     3.90%                      14,511                    16,711                     200,000
         12/31/93                     3.23%                      17,754                    19,954                     200,000
         12/31/94                     4.25%                      21,256                    23,456                     200,000
         12/31/95                     5.87%                      25,523                    27,448                     200,000
         12/31/96                     5.41%                      29,791                    31,441                     200,000
         12/31/97                     5.51%                      34,211                    35,586                     200,000
Fidelity VIP II Asset Manager Portfolio
           Year                    Annual Total              Cash Surrender                Account                    Benefit
           Ended                     Return *                    Value                      Value                      Death
         12/31/90                     6.72%                       1,562                     3,049                     200,000
         12/31/91                    22.56%                       5,533                     7,208                     200,000
         12/31/92                    11.71%                       9,240                    11,103                     200,000
         12/31/93                    21.23%                      14,804                    16,854                     200,000
         12/31/94                    (6.09)%                     16,107                    18,307                     200,000
         12/31/95                    16.96%                      22,320                    24,520                     200,000
         12/31/96                    14.60%                      28,842                    31,042                     200,000
         12/31/97                    20.65%                      38,546                    40,471                     200,000
Fidelity VIP II Index 500 Portfolio
           Year                    Annual Total              Cash Surrender                Account                    Benefit
           Ended                     Return *                    Value                      Value                      Death
         12/31/93                     9.74%                       1,657                     3,145                     200,000
         12/31/94                     1.04%                       4,303                     5,978                     200,000
         12/31/95                    37.19%                      10,181                    12,043                     200,000
         12/31/96                    22.82%                      16,180                    18,230                     200,000
         12/31/97                    32.82%                      25,663                    27,863                     200,000

The assumptions underlying these values are described in Performance Information, page 73.

* These Annual Total Return figures reflect the Portfolio's management fees and other operating expenses but do not reflect the Policy level or Variable Account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

--------------------------------------------------------------------------------
FirstLine II                          77

Nonsmoker Male Age 45                               Cash Value Accumulation Test
Standard Risk Class                                 Death Benefit Option 1
Stated Death Benefit $200,000                       Annual Premium $3,750

--------------------------------------------------------------------------------

INVESCO VIF Total Return Portfolio
           Year                    Annual Total              Cash Surrender                Account                    Benefit
           Ended                     Return *                    Value                      Value                      Death
         12/31/95                     22.79%                     2,069                      3,557                     200,000
         12/31/96                     12.18%                     5,459                      7,134                     200,000
         12/31/97                     22.91%                    10,301                     12,163                     200,000
INVESCO VIF Industrial Income Portfolio
           Year                    Annual Total              Cash Surrender                Account                     Death
          Ended:                     Return*                     Value                      Value                     Benefit
         12/31/95                     29.25%                     2,274                      3,761                     200,000
         12/31/96                     22.28%                     6,382                      8,057                     200,000
         12/31/97                     28.17%                    12,041                     13,877                     200,000
INVESCO VIF High Yield Portfolio
           Year                    Annual Total              Cash Surrender                Account                     Death
          Ended:                     Return*                     Value                      Value                     Benefit
         12/31/95                     19.76%                     1,973                      3,461                     200,000
         12/31/96                     16.59%                     5,642                      7,317                     200,000
         12/31/97                     17.33%                     9,945                     11,807                     200,000
INVESCO VIF Utilities Portfolio
           Year                    Annual Total              Cash Surrender                Account                     Death
          Ended:                     Return*                     Value                      Value                     Benefit
         12/31/95                      9.08%                     1,636                      3,124                     200,000
         12/31/96                     12.76%                     5,012                      6,688                     200,000
         12/31/97                     23.41%                     9,803                     11,665                     200,000
Van Eck Worldwide Hard Assets Fund
           Year                    Annual Total              Cash Surrender                Account                     Death
          Ended:                     Return*                     Value                      Value                     Benefit
         12/31/91                    (2.93)%                     1,259                      2,746                     200,000
         12/31/92                    (4.09)%                     3,603                      5,278                     200,000
         12/31/93                    64.83 %                    11,541                     13,404                     200,000
         12/31/94                    (4.78)%                    13,298                     15,348                     200,000
         12/31/95                    10.99 %                    17,836                     20,036                     200,000
         12/31/96                    18.04 %                    24,583                     26,783                     200,000
         12/31/97                    (1.67)%                    26,593                     28,793                     200,000

The assumptions underlying these values are described in Performance Information, page 73.

* These Annual Total Return figures reflect the Portfolio's management fees and other operating expenses but do not reflect the Policy level or Variable Account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

--------------------------------------------------------------------------------
FirstLine II                          78

Nonsmoker Male Age 45                               Cash Value Accumulation Test
Standard Risk Class                                 Death Benefit Option 1
Stated Death Benefit $200,000                       Annual Premium $3,750

--------------------------------------------------------------------------------

Van Eck Worldwide Bond Portfolio
           Year                    Annual Total              Cash Surrender                Account                     Death
          Ended:                     Return*                     Value                      Value                     Benefit
         12/31/90                     11.25%                     1,705                      3,192                     200,000
         12/31/91                     18.39%                     5,444                      7,119                     200,000
         12/31/92                     (5.25)%                    7,416                      9,279                     200,000
         12/31/93                      7.79%                    10,940                     12,990                     200,000
         12/31/94                     (1.32)%                   13,257                     15,457                     200,000
         12/31/95                     17.30%                    19,062                     21,262                     200,000
         12/31/96                      2.53%                    22,199                     24,399                     200,000
         12/31/97                      2.38%                    25,566                     27,491                     200,000
Van Eck Worldwide Emerging Markets Portfolio
           Year                    Annual Total              Cash Surrender                Account                     Death
          Ended:                     Return*                     Value                      Value                     Benefit
         12/31/96                     26.82%                     2,197                      3,684                     200,000
         12/31/97                    (11.61)%                    3,989                      5,664                     200,000
AIM VI Capital Appreciation Portfolio
           Year                    Annual Total              Cash Surrender                Account                     Death
          Ended:                     Return*                     Value                      Value                     Benefit
         12/31/94                     2.50%                      1,429                      2,917                     200,000
         12/31/95                    35.69%                      6,165                      7,840                     200,000
         12/31/96                    17.58%                     10,582                     12,445                     200,000
         12/31/97                    13.51%                     15,225                     17,275                     200,000
AIM VI Government Securities Portfolio
           Year                    Annual Total              Cash Surrender                Account                     Death
          Ended:                     Return*                     Value                      Value                     Benefit
         12/31/94                    (3.73%)                     1,234                      2,721                     200,000
         12/31/95                     15.56%                     4,724                      6,399                     200,000
         12/31/96                     2.29%                      7,449                      9,312                     200,000
         12/31/97                     8.16%                      11,021                     13,071                    200,000

The assumptions underlying these values are described in Performance Information, page 73.

*These Annual Total Return figures reflect the Portfolio's management fees and other operating expenses but do not reflect the Policy level or Variable Account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.


--------------------------------------------------------------------------------
FirstLine II                          79

                                    PART II


                          UNDERTAKING TO FILE REPORTS


Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed with the Securities and Exchange Commission on May 1, 1997 (File No. 33-74190).


                     UNDERTAKING REGARDING INDEMNIFICATION


Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed with the Securities and Exchange Commission on May 1, 1997 (File No. 33-74190).


         UNDERTAKING REQUIRED BY SECTION 26(e)(2)(A) OF THE INVESTMENT
                        COMPANY ACT OF 1940, AS AMENDED

Security Life of Denver Insurance Company represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.


                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

     The facing sheet.

     Cross-Reference table.

     The prospectuses.
          FirstLine
          FirstLine II

     The undertaking to file reports.

     The undertaking regarding indemnification.

     The undertaking required by Section 26(e)2(A) of the Investment Company Act of 1940, as amended.

     The signatures.

     Written consents of the following persons:
          Lawrence D. Taylor (See Exhibit 6B).
          Mayer, Brown & Platt (See Exhibit 7B).

     The following exhibits:

1.A  (1)  Resolution of the Executive Committee of the Board of Directors of
          Security Life of Denver Insurance Company ("Security Life of Denver") authorizing the establishment of the Registrant.(1)

     (2)  Not Applicable.

     (3)  (a)  Security Life of Denver Distribution Agreement.(2)
          (b) Specimen Broker/Dealer Supervisory and Selling Agreement for Variable Contracts with Compensation Schedule.
               (i) Broker/Dealer Supervisory and Selling Agreement for Variable Contracts with Paine Webber Incorporated.(7)
          (c)   Commission Schedule for Policies.

     (4)  Not Applicable.

     (5)  (a)   Specimen Variable Universal Life Insurance Policy (Form No. 1195
                (VUL)-5/97).(7)
                (i)   Specimen Variable Universal Life Policy Issued in
                      Massachusetts (Form No. 1195 (VUL)-MA-5/97).(7)

                (ii) Specimen Variable Universal Life Policy Issued in Maryland. (Form No. 1195 (VUL)-MA-5/97).(7)

                (iii) Specimen Variable Universal Life Policy Issued in Texas.
                      (Form No. 1195 (VUL)-MA-5/97).(7)

                (iv) Specimen Variable Universal Life Insurance Policy (Form No. 2500 (VUL)-7/97).(8)

                (v) Specimen Variable Universal Life Insurance Policy (Form No. 2502 (VUL)-6/98).
          (b)   Adjustable Term Insurance Rider (Form No. R2000-3/96).(7)


     (6)  (a)   Security Life of Denver's Restated Articles of Incorporation.(1)
          (b-g) Amendments to Articles of Incorporation through June 12,
                1987.(2)
          (h)   Security Life of Denver's By-Laws.(1)
                (i)   Bylaws of Security Life of Denver Insurance Company
                      (Restated with Amendments through September 30,
                      1997).(10)

     (7)  Not Applicable.

     (8)  (a)   Participation Agreements 3 and Addendum to Sales Agreement.(1)
                (i)   Participation Agreement by and among AIM Variable
                      Insurance Funds, Inc., Life Insurance Company, on Behalf of Itself and its Separate Accounts and Name of Underwriter of Variable Contracts and Policies.
          (b)   Amendments to Participation Agreements.1
                (i)   First Amendment to Fund Participation Agreement between
                      Security Life of Denver, Van Eck Investment Trust and Van Eck Associates Corporation.
                (ii)  Second Amendment to Fund Participation Agreement between
                      Security Life of Denver, Van Eck Worldwide Insurance Trust and Van Eck Associates Corporation.
                (iii) Assignment and Modification Agreement between Neuberger &
                      Berman Advisers Management Trust, Neuberger & Berman Management Incorporated, Neuberger & Berman Advisers Management Trust, Advisers Managers Trust and Security Life of Denver Insurance Company.
          (c)   Service Agreement.(1)
          (d)   Administrative Services Agreement between Security Life of
                Denver and Financial Administrative Services Corporation.(2)
          (e)   Amendment to Administrative Services Agreement between Security
                Life of Denver and Financial Administrative Services
                Corporation.(4)

     (9)  Not Applicable.

     (10) (a) Specimen Flexible Premium Variable Life Insurance Application (Form No. Q-1155).(1)
               (i) Specimen Variable Life Insurance Application (Form No. Q-2006-9/97).(8)
               (ii) Specimen Variable Life Insurance Application (Form No. Q-1155-98).(9)
          (b) Specimen Flexible Premium Variable Life Insurance Guaranteed Issue Application (Form No. Q-115695).(1)

2.   Included as Exhibit 1.A(5) above.

3.A Opinion and Consent of Eugene L. Copeland as to securities being registered.(5)

4.   Not Applicable.

5.   Not Applicable.

6.A  Opinion and Consent of Shirley A. Knarr.(10)
  B  Opinion and Consent of Lawrence D. Taylor.

7.A  Consent of Ernst & Young LLP.(10)
  B  Consent of Mayer, Brown and Platt.

8.   Not Applicable.

_______________


(1) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed with the Securities and Exchange Commission on August 4, 1995 (File No. 33-88148).

(2) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account A1, filed with the Securities and Exchange Commission on February 21, 1995 (File No. 33-72564).

(3) Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed with the Securities and Exchange Commission on October 25, 1994 (File No. 33-74190).

(4) Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account A1, filed with the Securities and Exchange Commission on April 28, 1995 (File No. 33-78444).

(5) Incorporated herein by reference to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed with the Securities and Exchange Commission on January 14, 1994 (File No. 33-74190).

(6) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed with the Securities and Exchange Commission on August 31, 1994 (File No. 33-74190).

(7) Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed with the Securities and Exchange Commission on April 30, 1997 (File No. 33-88148).

(8)  To be used on or before May 1, 1998.

(9) To be used on or before May 1, 1998, where Exhibit 1.A(10)(a)(i) has not been approved.

(10) Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed with the Securities and Exchange Commission on October 29, 1997 (File No. 33-74190).

                                   SIGNATURES


Pursuant to Rule 485(a) under the Securities Act of 1933, Security Life of Denver Insurance Company and the Registrant, Security Life Separate Account L1 have duly caused this Post-Effective Amendment No. 5 to the Registration Statement to be signed on their behalf by the undersigned, hereunto duly authorized, and their seal to be hereunto fixed and attested, all in the City and County of Denver and the State of Colorado on the 2nd day of March, 1998.



                         SECURITY LIFE OF DENVER INSURANCE COMPANY
                         (Depositor)



                         BY:    /s/ Stephen M. Christopher
                                --------------------------

                              Stephen M. Christopher
                              President and Chief Operating Officer


(Seal)

ATTEST:


/s/ Gary W. Waggoner
--------------------
Gary W. Waggoner



                              SECURITY LIFE SEPARATE ACCOUNT L1
                              (Registrant)



                         BY:  SECURITY LIFE OF DENVER INSURANCE COMPANY

                              (Depositor)



                         BY:  /s/ Stephen M. Christopher
                              --------------------------

                              Stephen M. Christopher
                              President and Chief Operating Officer


(Seal)

ATTEST:


/s/ Gary W. Waggoner
--------------------
Gary W. Waggoner

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 6 to the Registration Statement has been signed below by the following persons in the capacities with Security Life of Denver Insurance Company and on the date indicated.

PRINCIPAL EXECUTIVE OFFICERS:

/s/ R. Glenn Hilliard
---------------------
R. Glenn Hilliard
Chief Executive Officer

/s/ Stephen M. Christopher
--------------------------
Stephen M. Christopher
President and Chief Operating Officer


PRINCIPAL FINANCIAL OFFICER

/s/ Stephen J. Yarina
---------------------
Stephen J. Yarina
Vice President, Treasurer and Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER

/s/ Stephen J. Yarina
---------------------
Stephen J. Yarina
Vice President, Treasurer and Chief Financial Officer


DIRECTORS:

/s/ R. Glenn Hilliard
----------------------
R. Glenn Hilliard

/s/ Thomas F. Conroy
--------------------
Thomas F. Conroy

/s/ Michael W. Cunningham
-------------------------
Michael W. Cunningham

/s/ Linda B. Emory
------------------
Linda B. Emory

/s/ Stephen M. Christopher
--------------------------
Stephen M. Christopher

                                 EXHIBIT INDEX


Exhibit No.   Description of Exhibit
-----------   ----------------------


1.A(1) Resolution of the Executive Committee of the Board of Directors of Security Life of Denver Insurance Company ("Security Life of Denver") authorizing the establishment of the Registrant.(1)

1.A(2)          Not Applicable.

1.A(3)(a)       Security Life of Denver Distribution Agreement.(2)

1.A(3)(b)       Specimen Broker/Dealer Supervisory and Selling Agreement for
                Variable Contracts with Compensation Schedule.

1.A(3)(b)(i)    Broker/Dealer Supervisory and Selling Agreement for Variable
                Contracts with Paine Webber Incorporated.(7)

1.A(3)(c)       Commission Schedule for Policies.

1.A(4)          Not Applicable.

1.A(5)(a)       Specimen Variable Universal Life Insurance Policy (Form No.
                1195)(VUL)-5/97).(7)

1.A(5)(a)(i)    Specimen Variable Universal Life Insurance Policy issued in
                Maryland (Form No. 1195(VUL)-MD-5/97).(7)

1.A(5)(a)(ii)   Specimen Variable Universal Life Insurance Policy issued in
                Massachusetts (Form No. 1195(VUL)-MA-5/97).(7)

1.A(5)(a)(iii)  Specimen Variable Universal Life Insurance Policy issued in
                Texas (Form No. 1195(VUL)-TX-5/97).(7)

1.A(5)(a)(iv)   Specimen Variable Universal Life Insurance Policy (Form No. 2500
                (VUL)-7/97).(8)

1.A(5)(a)(v)    Specimen Variable Universal Life Insurance Policy (Form No. 2502
                (VUL)-6/98).

1.A(5)(b)       Adjustable Term Insurance Rider (Form No. R2000-3/96).(7)

1.A(6)(a)       Security Life of Denver's Restated Articles of Incorporation.(1)

1.A(6)(b-g)     Amendments to Articles of Incorporation through June 12,
                1987.(2)

1.A(6)(h)       Security Life of Denver's By-Laws.(1)

1.A(6)(h)(i)    Bylaws of Security Life of Denver Insurance Company (Restated
                with Amendments through September 30, 1997).(10)

1.A(7)          Not Applicable.

1.A(8)(a)       Participation Agreements 3 and Addendum to Sales Agreement.(1)

1.A(8)(a)(i)    Participation Agreement by and among AIM Variable Insurance
                Funds, Inc., Life Insurance Company, on Behalf of Itself and its
                Separate Accounts and Name of Underwriter of Variable Contracts and Policies.

1.A(8)(b)       Amendments to Participation Agreements.(1)

I.A(8)(b)(i)    First Amendment to Fund Participation Agreement between Security
                Life of Denver, Van Eck Investment Trust and Van Eck Associates
                Corporation.

1.A(8)(b)(ii)   Second Amendment to Fund Participation Agreement between
                Security Life of Denver, Van Eck Worldwide Insurance Trust and
                Van Eck Associates Corporation.

1.A(8)(b)(iii)  Assignment and Modification Agreement between Neuberger & Berman
                Advisers Management Trust, Neuberger & Berman Management Incorporated, Neuberger & Berman Advisers Management Trust, Advisers Managers Trust and Security Life of Denver Insurance Company.

1.A(8)(c)       Service Agreement.(1)

1.A(8)(d)       Administrative Services Agreement between Security Life of
                Denver and Financial Administrative Services Corporation.(2)

1.A(8)(e)       Amendments to Administrative Services Agreement between Security
                Life of Denver and Financial Administrative Services
                Corporation.(4)

1.A(9)          Not Applicable.

1.A(10)(a)      Specimen Flexible Premium Variable Life Insurance Application
                (Form No. Q-1155).(1)

1.A(10)(a)(i)   Specimen Variable Life Insurance Application (Form No. Q-2006-
                9/97).(8,10)

1.A(10)(a)(ii)  Specimen Variable Life Insurance Application (Form No. Q-1155-
                98).(9,10)

1.A(10)(b)      Specimen Flexible Premium Variable Life Insurance Guaranteed
                Issue Application (Form No. Q-115695).(1)

2.              Included as Exhibit 1.A(5) above.

3.A Opinion and Consent of Eugene L. Copeland as to securities being registered.(5)

4.              Not Applicable.

5.              Not Applicable.

6.A             Opinion and Consent of Shirley A. Knarr.(10)
  B             Opinion and Consent of Lawrence D. Taylor.

7.A             Consent of Ernst & Young LLP.(10)
  B             Consent of Mayer, Brown and Platt.

8.              Not Applicable.
___________________

(1) Incorporated herein by reference to Pre-Effective Amendment No. 1 of the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed with the Securities and Exchange Commission on August 4, 1995 (File No. 33-88148).

(2) Incorporated herein by reference to the Pre-Effective Amendment No. 1 of the Form N-4 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account A1, filed with the Securities and Exchange Commission on February 21, 1995 (File No. 33-72564).

(3) Incorporated herein by reference to Pre-Effective Amendment No. 2 of the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account A1, filed with the Securities and Exchange Commission on October 25, 1994 (File No. 33-74190).

(4) Incorporated herein by reference to Post-Effective Amendment No.2 of the Form N-4 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account A1, filed with the Securities and Exchange Commission on April 28, 1995 (File No. 33-78444).

(5) Incorporated herein by reference to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed with the Securities and Exchange Commission on January 14, 1994 (File No. 33-74190).

(6) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed with the Securities and Exchange Commission on August 31, 1994 (File No. 33-74190).

(7) Incorporated herein by reference to Post-Effective Amendment No. 2 to the form S-6 registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed with the Securities and Exchange Commission on April 30, 1997 (File No. 33-88148).

(8)  To be used on or before May 1, 1998.

(9) To be used on or before May 1, 1998, where Exhibit 1.A(10)(a)(i) has not been approved.

(10) Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed with the Securities and Exchange Commission on October 29, 1997 (File No. 33-74190).